Filed with the Securities and Exchange Commission on January 26, 2023
Securities Act of 1933 File No. 033-70958
Investment Company Act of 1940 File No. 811-08104

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 132 and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 134
(Check appropriate box or boxes.)

TOUCHSTONE FUNDS GROUP TRUST
(Exact name of Registrant as Specified in Charter)
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 638-8194

E. Blake Moore, Jr., 303 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Copies to:
Clair E. Pagnano, Esq.
K&L Gates LLP One Lincoln Street
Boston, Massachusetts 02111-2950
Ndenisarya M. Bregasi, Esq.
K&L Gates LLP 1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 27, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

  Prospectus
January 27, 2023
Touchstone Funds Group Trust
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Touchstone Active Bond Fund	TOBAX	TODCX		TOBYX		TOBIX
Touchstone Anti-Benchmark® International Core Equity Fund				TYBAX		TIABX
Touchstone Ares Credit Opportunities Fund (formerly, Touchstone Credit Opportunities Fund)	TMARX	TMACX		TMAYX		TARBX
Touchstone Dividend Equity Fund	TQCAX	TQCCX		TQCYX		TQCIX	TQCRX
Touchstone High Yield Fund	THYAX	THYCX		THYYX		THIYX
Touchstone Impact Bond Fund	TCPAX	TCPCX		TCPYX		TCPNX	TIMPX
Touchstone International ESG Equity Fund	TPYAX	TPYCX		TPYYX		TPYIX
Touchstone Mid Cap Fund	TMAPX	TMCJX		TMCPX	TMCTX	TMPIX	TMPRX
Touchstone Mid Cap Value Fund	TCVAX	TMFCX		TCVYX		TCVIX
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX		CFSIX	PTSGX	CISGX	TSNRX
Touchstone Small Cap Fund	TSFAX	TSFCX		TSFYX		TSFIX
Touchstone Small Cap Value Fund	TVOAX	TVOCX		TVOYX		TVOIX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	SSSGX	TSYYX	TSDOX	TSDIX
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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Touchstone Active Bond Fund Summary
The Fund’s Investment Goal
The Touchstone Active Bond Fund (the “Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.35%	0.35%	0.35%	0.35%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.32%	0.53%	0.32%	0.23%
Total Annual Fund Operating Expenses	0.92%	1.88%	0.67%	0.58%
Fee Waiver and/or Expense Reimbursement(3)	(0.09)%	(0.32)%	(0.09)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	0.83%	1.56%	0.58%	0.50%
(1)
Up to $15.
(2)
Management Fees have been restated to reflect contractual changes to the Fund's Investment Advisory Agreement effective January 1, 2022.
(3)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.83%, 1.56%, 0.58%, and 0.50%  of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will differ from the ratio of net expenses to average net assets that is included in the Fund's annual report for the fiscal year ended September 30, 2022 due to contractual changes in the Fund's expense limitation agreement effective January 1, 2022.
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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$407	$259	$59	$51	$159
3 Years	$600	$560	$205	$178	$560
5 Years	$809	$986	$364	$316	$986
10 Years	$1,412	$2,175	$826	$718	$2,175
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in bonds. This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders. Bonds include mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. The Fund may engage in frequent and active trading as part of its principal investment strategies.
In deciding what securities to buy and sell for the Fund, the Fund’s sub-adviser, Fort Washington Investment Advisors, Inc. (“Fort Washington”), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio. Fort Washington follows a disciplined sector allocation process in order to build a diversified portfolio of investments.
In building the Fund’s portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s total assets in non-investment-grade debt securities rated as low as a B by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative. The Fund’s investment policies are based on credit ratings at the time of purchase. The Fund may also invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.
Additionally, in order to implement its investment strategy, the Fund may invest in collateralized loan obligations, mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.
•
Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.
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•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.
•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
•
Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.
•
Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.
•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment- grade debt securities.
•
Prepayment Risk: The risk that a debt security may be paid off and proceeds reinvested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.
•
U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Collateralized Loan Obligations Risk: Typically, collateralized loan obligations are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may in certain circumstances characterize its investments in collateralized loan obligations as illiquid. Collateralized loan obligations are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of collateralized loan obligations include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that the Fund may invest in a subordinate tranche of a collateralized loan obligation.
Counterparty Risk: The issuer or guarantor of a fixed-income security, a counterparty (the other party to a transaction or an agreement) to a transaction with the Fund, or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.
•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
•
Forward Foreign Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce
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the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.
•
Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.
•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-adviser is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.
•
Swap Agreements Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
•
Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.
Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund held.
Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.
Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate. Repurchase agreements are considered loans by the Fund.
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The Fund’s Performance
On January 27, 2017, the Touchstone Active Bond Fund, previously a series of Touchstone Investment Trust (the “Predecessor Fund”), was reorganized into the Fund. As a result of the reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Financial and performance information prior to January 27, 2017 is that of the Predecessor Fund.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg U.S. Aggregate Bond Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Active Bond Fund — Class A Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	7.72%
Worst Quarter:	2nd Quarter 2022	(6.21)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone Active Bond Fund - Class A
Return Before Taxes	(16.98)%	(0.87)%	0.68%
Return After Taxes on Distributions	(17.99)%	(1.94)%	(0.48)%
Return After Taxes on Distributions and Sale of Fund Shares	(10.04)%	(1.07)%	0.03%
Touchstone Active Bond Fund - Class C
Return Before Taxes	(15.58)%	(0.64)%	0.57%
Touchstone Active Bond Fund - Class Y
Return Before Taxes	(13.98)%	0.37%	1.44%
Touchstone Active Bond Fund - Institutional Class
Return Before Taxes	(13.83)%	0.45%	1.52%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(13.01)%	0.02%	1.06%
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The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Predecessor Fund and the Fund	Primary Title with Sub-Adviser
Fort Washington Investment Advisors, Inc.	Daniel J. Carter, CFA	Managed the Predecessor Fund from 2001 to 2017; managing the Fund since 2017	Managing Director, Senior Portfolio Manager
	Austin R. Kummer, CFA	Managing the Fund since July 2021	Vice President, Senior Portfolio Manager
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries  who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Anti-Benchmark® International Core Equity Fund Summary
The Fund’s Investment Goal
The Touchstone Anti-Benchmark® International Core Equity Fund (the “Fund”) seeks capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information is available from your financial professional and in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively.
	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee(1)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%
Other Expenses	4.04%	1.07%
Total Annual Fund Operating Expenses	4.49%	1.52%
Fee Waiver and/or Expense Reimbursement(2)	(3.80)%	(0.93)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.69%	0.59%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.69% and 0.59%  of average daily net assets for Class Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period
	Class Y	Institutional Class
1 Year	$70	$60
3 Years	$1,012	$389
5 Years	$1,963	$741
10 Years	$4,384	$1,733
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Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of non-U.S. issuers. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund pursues its objective by seeking to track the total return, before Fund fees and expenses, of the TOBAM Anti–Benchmark® International Core Equity Index (the “Index”). The Index is a proprietary rules–based index created by the Fund’s sub–adviser, TOBAM S.A.S. (“TOBAM”), which is designed to create a more diversified portfolio of equity securities of non-U.S. issuers relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index.
The equity securities that comprise the Index primarily include common and preferred stock of non-U.S. companies that trade on foreign exchanges. TOBAM may replace the common or preferred stock of a foreign issuer with a depositary receipt when it deems the depositary receipt to be more liquid than the corresponding stock. In determining whether a company is foreign, TOBAM primarily looks to both the country of incorporation and the main listing country. If both of these countries are non-U.S., the company is considered non-U.S. for purposes of inclusion in the Index. The Index is comprised of securities of issuers located in developed markets. TOBAM considers the following countries to be developed markets for these purposes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The Index is based on TOBAM’s proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio’s patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock, as well as geographic and country constraints. TOBAM’s Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.
The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) monthly. The Fund is rebalanced following the same schedule as the Index. The Fund may engage in frequent and active trading as part of its principal investment strategies.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
•
Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.
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Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Passive Investment Risk: As the Fund is intended to track the Index, its portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.
Quantitative Strategy Risk: TOBAM uses proprietary statistical analyses and models to construct the Index, which the Fund seeks to track. A securities portfolio selected using TOBAM’s proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors’ historical trends. As a result, the Fund may be more or less exposed to a risk factor than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.
Tracking Error Risk: As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.
Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year and since inception compare with the MSCI EAFE Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Anti-Benchmark® International Core Equity Fund — Class Y Shares Total Return as of December 31

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Best Quarter:	2nd Quarter 2020	15.41%
Worst Quarter:	1st Quarter 2020	(16.84)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Average Annual Total Returns For the periods ended December 31, 2022		Since Inception
	1 Year	11/19/2018
Touchstone Anti-Benchmark® International Core Equity Fund - Class Y
Return Before Taxes	(17.19)%	(0.91)%
Return After Taxes on Distributions	(17.81)%	(1.99)%
Return After Taxes on Distributions and Sale of Fund Shares	(9.64)%	(0.55)%
Touchstone Anti-Benchmark® International Core Equity Fund - Institutional Class
Return Before Taxes	(16.84)%	(0.69)%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	(14.45)%	4.31%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
TOBAM S.A.S.	Patrick Chedid	Managing the Fund since December 2022	Portfolio Manager
	Ayaaz Allymun	Managing the Fund since its inception in November 2018	Portfolio Manager
	Mara Maccagnan	Managing the Fund since its inception in November 2018	Portfolio Manager
	Guillaume Toison	Managing the Fund since its inception in November 2018	Portfolio Manager
Buying and Selling Fund Shares
Minimum Investment Requirements
	Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
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Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Class Y shares are available only through financial intermediaries  who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Ares Credit Opportunities Fund Summary
The Fund’s Investment Goal
The Touchstone Ares Credit Opportunities Fund (formerly, Touchstone Credit Opportunities Fund) (the “Fund”) seeks absolute total return, primarily from income and capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.04%	0.04%	0.04%	0.04%
Other Operating Expenses	0.37%	0.41%	0.38%	0.51%
Total Other Expenses	0.41%	0.45%	0.42%	0.55%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.27%	2.06%	1.03%	1.16%
Fee Waiver and/or Expense Reimbursement(3)	(0.19)%	(0.58)%	(0.15)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	1.08%	1.48%	0.88%	0.78%
(1)
Up to $15.
(2)
Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund’s annual report for the fiscal year ended January 27, 2023.
(3)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.03%, 1.43%, 0.83%, and 0.73%  of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$432	$251	$90	$80	$151
3 Years	$697	$590	$313	$331	$590
5 Years	$982	$1,055	$554	$602	$1,055
10 Years	$1,793	$2,344	$1,246	$1,375	$2,344
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its assets (including the amount of borrowings for investment purposes) in U.S. and non-U.S. debt instruments.
The Fund seeks to achieve its investment goal by investing in a wide array of debt securities or other debt instruments. The Fund may invest in debt instruments of any credit quality or rating and may invest without limit in loans, bonds and other debt instruments that are rated below investment grade by one or more Nationally Recognized Statistical Ratings Organizations (“NRSRO”) (i.e., rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or, if unrated, deemed by the Fund’s sub-adviser, Ares Capital Management II, LLC (“Ares”), to be of comparable quality. These investments may include distressed or defaulted debt instruments. Securities rated below investment grade are sometimes referred to as “high yield” or “junk” bonds. The Fund’s investment policies are based on credit ratings at the time of purchase.
In managing the Fund’s portfolio, Ares seeks to take advantage of opportunities presented from time to time in credit markets by systematically allocating and reallocating the Fund’s assets among core investments and opportunistic investments as credit market conditions change.
The Fund’s core investments include the following:
•
Opportunistic Liquid Credit—The Fund seeks to generate current income with attractive relative value by investing in senior secured and unsecured debt of U.S. and non-U.S. companies.
•
Structured Credit—The Fund seeks to generate current income and capital appreciation by investing in debt and equity securities of collateralized loan obligations in the U.S. and globally.
•
Special Situations—The Fund seeks capital appreciation by investing in distressed U.S. and non-U.S. corporate loans and bonds that trade at significant discounts to par value.
•
Hedges—The Fund engages in short selling, futures contracts, total return and interest rate swaps, pairs trades and options transactions in an attempt to achieve downside protection and reduce portfolio volatility. The Fund’s hedging strategies may include, among other things, entering into synthetic credit index short positions, single security short selling, pairs trades, futures contracts, total return and interest rate swaps, and certain options transactions.
The Fund may also invest in securities that may be offered and sold to only qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”).
In addition, the Fund may make opportunistic investments from time to time in stressed and distressed securities, including debtor-in-possession loans (sometimes referred to as “DIP” loans), exit financings, rescue financings, and post-bankruptcy equity securities, as well as preferred stock, convertible debt, and other securitized vehicles. DIP loans are a special kind of financing meant for companies that are financially distressed and in bankruptcy. Such loans typically have priority over existing debt, equity and other claims.
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The corporate loans (commonly referred to as “bank loans”) in which the Fund invests are typically senior in payment priority and secured by a lien on the borrower’s assets. These corporate loans may include second lien loans, mezzanine loans and, to a limited extent, DIP loans. The capacity of a company to borrow and the quality of the credit underlying a corporate loan are typically determined based upon one or more of the projected cash flows of the borrower, the enterprise value of the borrower or the asset value of the collateral supporting any liens.
The corporate debt securities, including high yield bonds, and other similar debt instruments in which the Fund invests are typically unsecured and may be subordinated in payment priority to other debt of the borrower. The terms governing these debt instruments may include features that can result in principal appreciation under certain circumstances. The capacity of a company to issue debt securities or other similar debt instruments and the quality of the credit underlying a company’s debt securities or other similar debt instruments are typically determined based upon the projected cash flows of the borrower, the enterprise value of the borrower or both.
The Fund is non-diversified and therefore may, from time to time, have significant exposure to a limited number of issuers.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.
•
Corporate Loan Risk: The corporate loans, commonly referred to as bank loans, in which the Fund invests may be rated below investment grade. As a result, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities. There is a high risk that the Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. Direct investments in loans may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.
•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.
•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
•
Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.
•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment- grade debt securities.
•
Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities. Distressed securities bear a substantial risk of default, and may be in default at the time of investment. The Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all. Distressed securities will likely be illiquid and may be subject to restrictions on resale.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
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Collateralized Loan Obligations Risk: Typically, collateralized loan obligations are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may in certain circumstances characterize its investments in collateralized loan obligations as illiquid. Collateralized loan obligations are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of collateralized loan obligations include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that the Fund may invest in a subordinate tranche of a collateralized loan obligation.
Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.
•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
•
Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.
•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-adviser is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.
•
Swap Agreements Risk: Swap agreements (“swaps”), including total return swaps, are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, the Fund is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.
Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.
Counterparty Risk: The issuer or guarantor of a fixed-income security, a counterparty (the other party to a transaction or an agreement) to a transaction with the Fund, or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
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Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non- diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.
Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.
Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements. Investing in Rule 144A securities may reduce the liquidity of the Fund’s portfolio if an adequate institutional trading market for these securities does not exist. Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.
Short Sales Risk: In a short sale, the Fund sells a security or other financial instrument, such as a futures contract, that it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. If the price of the security sold short rises between the time the Fund sells the security short and the time the Fund replaces the security sold short, the Fund will realize a loss on the transaction.
The Fund’s Performance
On September 6, 2019, the Touchstone Credit Opportunities Fund, previously a series of Touchstone Strategic Trust (the “Predecessor Fund”), was reorganized into the Fund. As a result of the reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Financial and performance information prior to September 6, 2019 is that of the Predecessor Fund.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and since inception compare with the ICE BofA 3-Month U.S. Treasury Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Ares Credit Opportunities Fund — Class A Shares Total Return as of December 31

18

Best Quarter:	2nd Quarter 2020	10.90%
Worst Quarter:	1st Quarter 2020	(16.21)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Average Annual Total Returns For the periods ended December 31, 2022			Since Inception
	1 Year	5 Years	8/31/2015
Touchstone Ares Credit Opportunities Fund - Class A
Return Before Taxes	(11.64)%	1.77%	3.25%
Return After Taxes on Distributions	(13.67)%	(0.75)%	0.80%
Return After Taxes on Distributions and Sale of Fund Shares	(6.87)%	0.31%	1.47%
Touchstone Ares Credit Opportunities Fund - Class C
Return Before Taxes	(9.87)%	2.33%	3.43%
Touchstone Ares Credit Opportunities Fund - Class Y
Return Before Taxes	(8.55)%	3.22%	4.32%
Touchstone Ares Credit Opportunities Fund - Institutional Class
Return Before Taxes	(8.39)%	3.31%	4.43%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.46%	1.26%	1.03%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund and the Predecessor Fund	Primary Title with Sub-Adviser
Ares Capital Management II LLC	Seth Brufsky	Managing the Fund since May 2019; managed the Predecessor Fund since its inception in August 2015	Partner, Portfolio Manager and Chairman of Global Liquid Credit
	Chris Mathewson	Managing the Fund since September 2019	Partner and Portfolio Manager
	Kapil Singh	Managing the Fund since May 2019; managed the Predecessor Fund since September 2018	Partner and Portfolio Manager
19

Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries  who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
20

Touchstone Dividend Equity Fund Summary
The Fund’s Investment Goal
The Touchstone Dividend Equity Fund (the “Fund”) seeks current income and capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the “Example” below.
	Class A	Class C	Class Y	Institutional Class	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	0.24%	0.25%	0.23%	1.29%	1.25%
Total Annual Fund Operating Expenses	1.00%	1.76%	0.74%	1.80%	1.76%
Fee Waiver and/or Expense Reimbursement(2)	(0.01)%	(0.07)%	0.00%	(1.13)%	(1.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.99%	1.69%	0.74%	0.67%	0.65%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.99%, 1.69%, 0.77%, 0.67% and 0.65%  of average daily net assets for Classes A, C, Y, Institutional Class and Class R6 shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
21

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class R6	Class C
1 Year	$596	$272	$76	$68	$66	$172
3 Years	$802	$547	$237	$456	$446	$547
5 Years	$1,024	$948	$411	$869	$850	$948
10 Years	$1,663	$2,067	$918	$2,023	$1,981	$2,067
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of U.S. large-cap companies that have historically paid dividends. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For the purpose of the Fund’s 80% policy, a large capitalization company has a market capitalization within the range represented in the S&P 500 Index (between approximately $3.6 billion and $2.1 trillion as of December 31, 2022) at the time of purchase. These securities may be listed on an exchange or traded over-the-counter.
In selecting securities for the Fund, the Fund’s sub-adviser, Fort Washington Investment Advisors, Inc. (the “Sub-Adviser”), seeks to invest in companies that:
•
Have historically paid consistent, growing dividends
•
Have sustainable competitive advantages that should result in excess profits to support future dividend payments
•
Trade at reasonable valuations compared to their intrinsic value
The Sub-Adviser believes the unique approach results in a portfolio of high quality companies with sustainable competitive advantages that should pay reliable, growing dividends at reasonable valuations. The Sub-Adviser evaluates a company’s competitive advantage by assessing its barriers to entry. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). The Sub-Adviser believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
The Fund will generally hold 65 to 90 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, the Sub-Adviser cannot find a sufficient number of securities that meets its purchase requirements.
The Fund will generally sell a security if the security does not meet portfolio guidelines, if the security stops paying a dividend and future prospects of paying a dividend are limited, or if better opportunities exist based on the fundamentals and valuation of the business.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
22

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Dividend Risk: There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may fall.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Value Investing Risk: Value investing presents the risk that the Fund’s security holdings may never reach their full intrinsic value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values.
The Fund’s Performance
The Fund commenced operations following the completion of the reorganization of each of the AIG Focused Dividend Strategy Fund and AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund, which occurred on July 16, 2021 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the AIG Focused Dividend Strategy Fund (the “Predecessor Fund”), as well as its assets and liabilities, were assumed by the Fund. Performance information included herein, including information on fees and expenses, prior to July 16, 2021 is that of the Predecessor Fund, which was managed by a different adviser using different investment strategies. The Fund’s performance shown below would have differed if Fort Washington Investment Advisors, Inc. (the Fund’s Sub-Adviser) had managed the Fund pursuant to its current strategies prior to July 16, 2021. The Predecessor Fund did not offer Institutional Class shares or Class R6 shares.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Russell 1000® Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
23

Touchstone Dividend Equity Fund — Class A Shares Total Return as of December 31

Best Quarter:	1st Quarter 2013	14.99%
Worst Quarter:	1st Quarter 2020	(27.03)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Average Annual Total Returns For the periods ended December 31,2022	1 Year	5 Years	10 Years	Since Inception	Inception Date
Touchstone Dividend Equity Fund - Class A
Return Before Taxes	(10.44)%	1.18%	8.32%	N/A(3)	6/8/1998
Return After Taxes on Distributions	(11.73)%	(0.19)%	6.61%	N/A(3)
Return After Taxes on Distributions and Sale of Fund Shares	(5.62)%	0.70%	6.40%	N/A(3)
Touchstone Dividend Equity Fund - Class C
Return Before Taxes	(7.28)%	1.72%	8.25%	N/A(3)	6/8/1998
Touchstone Dividend Equity Fund - Class Y
Return Before Taxes(1)	(5.52)%	2.60%	N/A	7.37%	5/15/2013
Touchstone Dividend Equity Fund - Institutional Class
Return Before Taxes	(5.50)%	N/A	N/A	2.06%	7/19/2021
Touchstone Dividend Equity Fund - Class R6
Return Before Taxes(2)	(5.38)%	N/A	N/A	0.85%	8/2/2021
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	(7.54)%	6.67%	10.29%	6.86%
(1)
Class Y shares of the Fund assumed the performance history of Class W shares of the Predecessor Fund. The inception date of Class W shares of the Predecessor Fund was May 15, 2013.
(2)
An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.
(3)
Since Inception returns are not shown for classes with greater then ten years of performance history.
24

The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Manager(s)	Investment Experience with the Fund	Primary Title with Sub-Adviser
Fort Washington Investment Advisors, Inc.	Austin R. Kummer, CFA	Since July 2021	Vice President, Senior Portfolio Manager
	Brendan M. White, CFA	Since July 2021	Senior Vice President, Co-Chief Investment Officer and Portfolio Manager
	James E. Wilhelm, Jr.	Since July 2021	Managing Director, Senior Portfolio Manager
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50
Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries  who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
25

Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
26

Touchstone High Yield Fund Summary
The Fund’s Investment Goal
The Touchstone High Yield Fund (the “Fund”) seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.54%	0.54%	0.54%	0.54%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.47%	1.28%	0.42%	0.28%
Total Annual Fund Operating Expenses	1.26%	2.82%	0.96%	0.82%
Fee Waiver and/or Expense Reimbursement(2)	(0.21)%	(1.02)%	(0.16)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.05%	1.80%	0.80%	0.72%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.05%, 1.80%, 0.80%, and 0.72%  of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
27

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$429	$283	$82	$74	$183
3 Years	$692	$778	$290	$252	$778
5 Years	$975	$1,399	$515	$445	$1,399
10 Years	$1,780	$3,074	$1,163	$1,004	$3,074
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment-grade debt securities. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund generally invests in non-investment-grade debt securities of domestic corporations, including Rule 144A securities, but may also invest in foreign-issued debt securities, including up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar. Non-investment-grade debt securities are higher risk, lower quality securities, often referred to as “junk bonds,” and are considered speculative. They are rated below BBB- by S&P Global Ratings and Fitch Ratings, Inc. or below Baa3 by Moody’s Investors Services, Inc. The Fund’s investment policies are based on credit ratings at the time of purchase.
In selecting securities for the Fund, the sub-adviser, Fort Washington Investment Advisors, Inc. (“Fort Washington”), analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund’s portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund’s portfolio.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.
•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.
•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates.
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Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment- grade debt securities.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements. Investing in Rule 144A securities may reduce the liquidity of the Fund’s portfolio if an adequate institutional trading market for these securities does not exist. Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
The Fund’s Performance
On January 27, 2017, the Touchstone High Yield Fund, previously a series of Touchstone Investment Trust (the “Predecessor Fund”), was reorganized into the Fund. As a result of the reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Financial and performance information prior to January 27, 2017 is that of the Predecessor Fund.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the ICE BofA High Yield Cash Pay Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
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Touchstone High Yield Fund — Class A Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	8.72%
Worst Quarter:	1st Quarter 2020	(13.79)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone High Yield Fund - Class A
Return Before Taxes	(13.92)%	0.38%	2.14%
Return After Taxes on Distributions	(15.62)%	(1.58)%	(0.01)%
Return After Taxes on Distributions and Sale of Fund Shares	(8.22)%	(0.50)%	0.70%
Touchstone High Yield Fund - Class C
Return Before Taxes	(12.55)%	0.63%	2.04%
Touchstone High Yield Fund - Class Y
Return Before Taxes	(10.82)%	1.63%	2.91%
Touchstone High Yield Fund - Institutional Class
Return Before Taxes	(10.74)%	1.73%	3.00%
ICE BofA High Yield Cash Pay Index (reflects no deductions for fees, expenses or taxes)	(11.11)%	2.14%	3.94%
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The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Predecessor Fund and the Fund	Primary Title with Sub-Adviser
Fort Washington Investment Advisors, Inc.	Garrick T. Bauer, CFA	Managing the Fund since its inception in 2017; managed the Predecessor Fund from 2016 to 2017	Managing Director, Portfolio Manager and Head of Credit
	Timothy Jossart, CFA	Managing the Fund since its inception in 2017; managed the Predecessor Fund from 2011 to 2017	Vice President, Portfolio Manager and Head of Leveraged Credit Research
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries  who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Impact Bond Fund Summary
The Fund’s Investment Goal
The Touchstone Impact Bond Fund (the “Fund”) seeks current income. Capital appreciation is a secondary goal.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the “Example” below.
	Class A	Class C	Class Y	Institutional Class	Class R6(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee(2)	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.26%	0.26%	0.26%	0.26%	0.26%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	0.42%	0.99%	0.26%	0.23%	238.20%
Total Annual Fund Operating Expenses	0.93%	2.25%	0.52%	0.49%	238.46%
Fee Waiver and/or Expense Reimbursement(3)	(0.17)%	(0.74)%	(0.01)%	(0.08)%	(238.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.76%	1.51%	0.51%	0.41%	0.37%
(1)
Class R6 shares commenced operations on November 22, 2021.
(2)
Up to $15.
(3)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.76%, 1.51%, 0.51%, 0.41% and 0.37% of average daily net assets for Classes A, C, Y, Institutional Class and Class R6 shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class R6	Class C
1 Year	$400	$254	$52	$42	$38	$154
3 Years	$595	$632	$166	$149	$12,513	$632
5 Years	$807	$1,138	$290	$266	$12,513	$1,138
10 Years	$1,416	$2,527	$652	$608	$12,513	$2,527
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities that meet certain positive impact criteria. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Fixed-income securities primarily consist of U.S. government obligations, corporate debt obligations (including non-investment-grade corporate debt obligations), mortgage-backed securities, asset-backed securities and taxable and tax-exempt municipal securities. U.S. government obligations include direct government obligations and those of government agencies and instrumentalities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. corporations. Investment-grade fixed-income securities include securities rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-adviser, EARNEST Partners LLC (“EARNEST”), to be of comparable quality. The Fund’s investment policies are based on credit ratings at the time of purchase.
The Fund will generally invest at least 90% of its total assets in investment-grade debt securities, but may invest up to 10% of its total assets in non-investment-grade debt securities, which are sometimes referred to as “junk bonds.”
The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable, or both. The Fund may also invest in mortgage dollar rolls and zero coupon securities. The Fund can invest in securities of any maturity.
EARNEST believes that entities that are cognizant of environmental, social, and governance (“ESG”) issues tend to be more successful over time. As a result, EARNEST prefers to invest in government programs and companies that have sustainable operating models and seek to achieve positive aggregate societal impact. The Fund focuses on governmental programs and companies that seek to achieve positive aggregate societal impacts in up to four specific areas: empowering the individual, community development, environmental responsibility, and sustainable infrastructure. Investments may seek to achieve multiple areas of impact. This inclusive approach views positive impact characteristics as additive to an investment’s risk/return profile. When assessing an investment’s impact profile, EARNEST considers a wide range of factors, including but not limited to support for economic development, home ownership, and job creation.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
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Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.
•
Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.
•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.
•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
•
Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.
•
Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.
•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment- grade debt securities.
•
Prepayment Risk: The risk that a debt security may be paid off and proceeds reinvested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.
•
U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.
Impact Investing Risk: The Fund’s impact screening criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
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Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, a downturn in the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.
Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund held.
ESG Investing Risk: The Fund’s sub-adviser considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for Fund. The Fund’s ESG criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and municipalities. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
The Fund’s Performance
Effective July 20, 2018, the Total Return Bond Fund (the “Predecessor Fund”) changed its name to Touchstone Impact Bond Fund.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg U.S. Aggregate Bond Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Impact Bond Fund — Class Y Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	3.48%
Worst Quarter:	1st Quarter 2022	(6.05)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
The inception date of Class R6 shares of the Fund was November 22, 2021 . Class R6 shares’ performance information was calculated using the historical performance of Class Y shares for the periods prior to November 22, 2021. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class R6 shares.
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Average Annual Total Returns For the periods ended December 31,2022	1 Year	5 Years	10 Years
Touchstone Impact Bond Fund - Class Y
Return Before Taxes	(13.07)%	(0.15)%	1.00%
Return After Taxes on Distributions	(13.96)%	(1.13)%	(0.13)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.72)%	(0.49)%	0.28%
Touchstone Impact Bond Fund - Class A
Return Before Taxes	(16.12)%	(1.38)%	0.26%
Touchstone Impact Bond Fund - Class C
Return Before Taxes	(14.82)%	(1.17)%	0.14%
Touchstone Impact Bond Fund - Institutional Class
Return Before Taxes	(13.08)%	(0.07)%	1.11%
Touchstone Impact Bond Fund - Class R6
Return Before Taxes(1)	(12.98)%	(0.12)%	1.02%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(13.01)%	0.02%	1.06%
(1)
Class R6 shares commenced operations on November 22, 2021. An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Predecessor Fund and the Fund	Primary Title with Sub-Adviser
EARNEST Partners LLC	Chris Fitze, CFA	Managing the Fund since 2011; managed the Predecessor Fund since 2006	Partner
	Thomas Venezia, CFA	Managing the Fund since January 2021	Director
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50
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Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary.   Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
37

Touchstone International ESG Equity Fund Summary
The Fund’s Investment Goal
The Touchstone International ESG Equity Fund (the “Fund”) seeks long-term growth of capital.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.69%	1.07%	0.65%	0.53%
Total Annual Fund Operating Expenses	1.59%	2.72%	1.30%	1.18%
Fee Waiver and/or Expense Reimbursement(2)	(0.42)%	(0.77)%	(0.40)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.17%	1.95%	0.90%	0.89%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.17%, 1.95%, 0.90%, and 0.89%  of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
38

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$613	$298	$92	$91	$198
3 Years	$938	$771	$373	$346	$771
5 Years	$1,285	$1,371	$675	$621	$1,371
10 Years	$2,261	$2,995	$1,533	$1,406	$2,995
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies that meet certain financial and environmental, social, and governance (“ESG”) criteria. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), and interests in other investment companies, including exchange-traded funds that invest in equity securities.
The Fund’s sub-adviser, Rockefeller & Co. LLC (“Rockefeller”), selects investments for the Fund based on an evaluation of a company’s financial condition and its ESG practices. Rockefeller applies “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations. Rockefeller believes that integrating ESG analysis into the investment process provides additional insight into a company’s long-term competitive edge and helps identify risks and opportunities that financial analysis might not fully consider. Rockefeller analyzes the potential ESG opportunities and risks of a company, considers how well the company manages these opportunities and risks, and ascertains the company’s willingness and ability to take a leadership position in implementing best practices. Through this evaluation and ongoing engagement, Rockefeller seeks to support and encourage the company’s progress toward sustainability.
The Fund invests in securities of any size, but generally focuses on larger, more established companies. The Fund invests primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets. Emerging markets are defined as those countries not included in the MSCI World Index, a developed market index. As of December 31, 2022, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI World Index can change over time. Frontier markets are those emerging market countries that have the smallest, least mature economies and least developed capital markets.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
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Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•
Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
•
Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
•
Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.
•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
•
Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.
ESG Investing Risk: The Fund’s sub-adviser considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for Fund. The Fund’s ESG criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and municipalities. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.
40

Other Investment Companies Risk (including Exchange-Traded Funds Risk): The Fund’s investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. In addition, if the Fund acquires shares of investment companies or ETFs, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund or ETF (including management and advisory fees) and, indirectly, the fees expenses of the investment companies or ETFs.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the MSCI All Country World ex-USA Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407. On August 23, 2019, the Fund changed its name, principal investment strategies, and sub-adviser. Performance presented prior to such date should not be attributed to the Fund’s current sub-adviser, Rockefeller.  The Fund’s performance shown below might have differed materially if Rockefeller had managed the Fund pursuant to its current strategies prior to August 23, 2019.
Touchstone International ESG Equity Fund — Class A Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	17.65%
Worst Quarter:	1st Quarter 2020	(23.44)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
The inception date of Institutional Class shares was August 23, 2019. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to August 23, 2019. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Institutional Class shares.
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Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone International ESG Equity Fund - Class A
Return Before Taxes	(24.75)%	0.77%	5.22%
Return After Taxes on Distributions	(24.97)%	(1.04)%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	(14.18)%	0.72%	4.10%
Touchstone International ESG Equity Fund - Class C
Return Before Taxes	(22.20)%	1.24%	5.22%
Touchstone International ESG Equity Fund - Class Y
Return Before Taxes	(20.49)%	2.28%	6.15%
Touchstone International ESG Equity Fund - Institutional Class
Return Before Taxes	(20.50)%	2.29%	6.16%
MSCI All Country World ex-USA Index (reflects no deductions for fees, expenses or taxes)	(16.00)%	0.88%	3.80%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Rockefeller & Co. LLC	David P. Harris, CFA	Since August 2019	Chairman and Senior Portfolio Manager
	Michael Seo, CFA	Since December 2020	Managing Director, Portfolio Manager and Director of Equity Research
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, Class C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries  who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
42

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
43

Touchstone Mid Cap Fund Summary
The Fund’s Investment Goal
The Touchstone Mid Cap Fund (the “Fund”) seeks long-term capital growth.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the “Example” below.
	Class A	Class C	Class Y	Class Z	Institutional Class	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	0.25%	None	None
Other Expenses
Liquidity Provider Expense	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Other Operating Expenses	0.31%	0.26%	0.26%	0.34%	0.20%	0.15%
Total Other Expenses	0.33%	0.28%	0.28%	0.36%	0.22%	0.17%
Total Annual Fund Operating Expenses	1.23%	1.93%	0.93%	1.26%	0.87%	0.82%
Fee Waiver and/or Expense Reimbursement(2)	0.00%	0.00%	0.00%	(0.03)%	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.23%	1.93%	0.93%(3)	1.23%	0.87%	0.81%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.21%, 1.96%, 0.96%, 1.21%, 0.89% and 0.79%  of average daily net assets for Classes A, C, Y, Z, Institutional Class and Class R6 shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
44

(3)
Expenses shown above do not reflect Touchstone Advisors' recoupment of previously waived and/or reimbursed expenses and will differ from the net expenses shown in the Fund’s annual report for the fiscal year ended September 30, 2022.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period						Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional Class	Class R6	Class C
1 Year	$619	$296	$95	$125	$89	$83	$196
3 Years	$871	$606	$296	$397	$278	$261	$606
5 Years	$1,142	$1,042	$515	$689	$482	$454	$1,042
10 Years	$1,914	$2,254	$1,143	$1,520	$1,073	$1,013	$2,254
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, a medium capitalization company has a market capitalization found within the range of market capitalizations represented in the Russell Midcap® Index (between $653 million to $52.8 billion as of December 31, 2022) at the time of purchase. The size of the companies in the Russell Midcap® Index will change with market conditions.
The Fund’s sub-adviser, London Company of Virginia, LLC d/b/a/ The London Company (“The London Company”), seeks to purchase financially stable mid-cap companies that The London Company believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective market prices. Guiding principles of The London Company’s mid-cap philosophy include (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.
The Fund will typically hold securities of approximately 30 to 40 companies. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
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Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Russell Midcap® Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Mid Cap Fund — Class A Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	17.65%
Worst Quarter:	1st Quarter 2020	(22.42)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
The inception date of Class R6 shares was February 22, 2021. Class R6 shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to February 22, 2021. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class R6 shares.
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Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone Mid Cap Fund - Class A
Return Before Taxes	(20.07)%	6.09%	9.97%
Return After Taxes on Distributions	(20.33)%	5.42%	9.59%
Return After Taxes on Distributions and Sale of Fund Shares	(11.69)%	4.69%	8.20%
Touchstone Mid Cap Fund - Class C
Return Before Taxes	(17.27)%	6.57%	9.96%
Touchstone Mid Cap Fund - Class Y
Return Before Taxes	(15.62)%	7.63%	10.90%
Touchstone Mid Cap Fund - Class Z
Return Before Taxes	(15.86)%	7.35%	10.62%
Touchstone Mid Cap Fund - Institutional Class
Return Before Taxes	(15.57)%	7.72%	10.98%
Touchstone Mid Cap Fund - Class R6
Return Before Taxes(1)	(15.51)%	7.69%	10.93%
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	(17.32)%	7.10%	10.96%
(1)
Class R6 shares commenced operations on February 22, 2021. An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
London Company of Virginia d/b/a/ The London Company	Stephen Goddard, CFA	Since 2011	Founder, CIO and Co-Lead Portfolio Manager
	Jonathan Moody, CFA	Since 2011	Principal and Portfolio Manager
	J. Brian Campbell, CFA	Since 2011	Principal and Co-Lead Portfolio Manager
	Mark E. DeVaul, CFA, CPA	Since 2011	Principal and Portfolio Manager
	Sam Hutchings, CFA	Since 2015	Principal and Portfolio Manager
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, Y and Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

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	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50
Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C, and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Mid Cap Value Fund Summary
The Fund’s Investment Goal
The Touchstone Mid Cap Value Fund (the “Fund”) seeks capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.44%	0.51%	0.41%	0.20%
Total Annual Fund Operating Expenses	1.44%	2.26%	1.16%	0.95%
Fee Waiver and/or Expense Reimbursement(2)	(0.22)%	(0.29)%	(0.19)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.22%	1.97%	0.97%	0.84%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.22%, 1.97%, 0.97%, and 0.84% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$618	$300	$99	$86	$200
3 Years	$912	$679	$350	$292	$679
5 Years	$1,228	$1,184	$620	$515	$1,184
10 Years	$2,120	$2,573	$1,392	$1,156	$2,573
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of companies with medium market capitalizations. This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders. For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap® Value Index (between $653 million to $52.8 billion as of December 31, 2022) at the time of purchase. The size of the companies in the Russell Midcap Value Index will change with market conditions. The Fund will hold approximately 60 to 80 securities.
The Fund's sub-adviser, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. The Fund may invest in other investment companies in pursuing its strategy.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
Value Investing Risk: Value investing presents the risk that the Fund’s security holdings may never reach their full intrinsic value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
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Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Other Investment Companies Risk (including Exchange-Traded Funds Risk): The Fund’s investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. In addition, if the Fund acquires shares of investment companies or ETFs, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund or ETF (including management and advisory fees) and, indirectly, the fees expenses of the investment companies or ETFs.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years and ten years compare with the Russell Midcap® Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
On March 1, 2022, Leeward replaced LMCG Investments, LLC (“LMCG”) as the Fund's sub-adviser. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm. There were no changes to the Fund’s investment goals, principal investment strategies, advisory fee, sub-advisory fee, expense limitations or portfolio management team associated with the change in sub-adviser.
Touchstone Mid Cap Value Fund — Class A Shares Total Return as of December 31

Best Quarter:	4th Quarter 2020	21.07%
Worst Quarter:	1st Quarter 2020	(28.52)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged
51

account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone Mid Cap Value Fund - Class A
Return Before Taxes	(13.23)%	4.24%	9.12%
Return After Taxes on Distributions	(14.44)%	3.31%	7.76%
Return After Taxes on Distributions and Sale of Fund Shares	(6.95)%	3.21%	7.08%
Touchstone Mid Cap Value Fund - Class C
Return Before Taxes	(10.21)%	4.70%	9.11%
Touchstone Mid Cap Value Fund - Class Y
Return Before Taxes	(8.43)%	5.74%	10.04%
Touchstone Mid Cap Value Fund - Institutional Class
Return Before Taxes	(8.34)%	5.88%	10.19%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	(12.03)%	5.72%	10.11%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Leeward Investments, LLC*	R. Todd Vingers, CFA	Since 2014	President and Portfolio Manager, Value Equities
	Jay C. Willadsen, CFA	Since 2014	Portfolio Manager
*
Effective on March 1, 2022, Leeward Investments, LLC (“Leeward”) replaced LMCG Investments, LLC (“LMCG”) as the Fund’s sub-adviser. Leeward was formed as a result of the reorganization of LMCG’s U.S. value equity team into an employee-owned asset management firm and there were no changes to the Fund’s investment strategies or investment risks associated with the change in sub-adviser.
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries  who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and
52

qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Sands Capital Select Growth Fund Summary
The Fund’s Investment Goal
The Touchstone Sands Capital Select Growth Fund (the “Fund”) seeks long-term capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the “Example” below.
	Class A	Class C	Class Y	Class Z	Institutional Class	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	0.24%	None	None
Other Expenses
Liquidity Provider Expense	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Other Operating Expenses	0.24%	0.30%	0.24%	0.31%	0.19%	0.15%
Total Other Expenses	0.28%	0.34%	0.28%	0.35%	0.23%	0.19%
Total Annual Fund Operating Expenses	1.13%	1.94%	0.88%	1.19%	0.83%	0.79%
Fee Waiver and/or Expense Reimbursement(2)	0.00%	(0.16)%	0.00%	(0.01)%	(0.01)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.13%	1.78%	0.88%	1.18%	0.82%	0.76%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.13%, 1.74%, 0.90%, 1.14%, 0.78%, and 0.72% of average daily net assets for Classes A, C, Y, Z, Institutional Class and Class R6 shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
54

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period						Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional Class	Class R6	Class C
1 Year	$609	$281	$90	$120	$84	$78	$181
3 Years	$841	$594	$281	$377	$264	$249	$594
5 Years	$1,091	$1,032	$488	$653	$460	$436	$1,032
10 Years	$1,806	$2,251	$1,084	$1,442	$1,024	$975	$2,251
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Sands Capital Management, LLC (“Sands Capital”), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted-average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 35 companies.
As an integral part of the evaluation of a company, Sands Capital considers corporate governance, social, and environmental practices (collectively, “ESG”) when it believes such practices may be material to the long-term shareowner value creation potential of the company. Sands Capital utilizes proprietary ESG-related research to enhance its evaluation of portfolio businesses. The relevance and materiality of ESG practices vary and are highly dependent on the region, country, industry, and company. Sands Capital’s analysis of these practices is integrated into the investment decision-making process to the extent it believes they may affect the sustainability of a company’s value-creation potential.
The Fund is non-diversified and invests a significant percentage of its assets in the securities of a single company or in the securities of a smaller number of companies than a diversified fund. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.
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Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
ESG Investing Risk: The Fund’s sub-adviser considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for Fund. The Fund’s ESG criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and municipalities. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non- diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.
Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Russell 1000® Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Sands Capital Select Growth Fund — Class Z Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	37.63%
Worst Quarter:	2nd Quarter 2022	(34.13)%
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After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class Z shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
The inception date of Class R6 and Institutional Class shares was September 1, 2020. Class R6 and Institutional Class shares’ performance was calculated using the historical performance of Class Z shares for the periods prior to September 1, 2020. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class R6 and Institutional Class shares.
Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone Sands Capital Select Growth Fund - Class Z
Return Before Taxes	(50.56)%	3.94%	8.43%
Return After Taxes on Distributions	(50.56)%	0.80%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares	(29.93)%	3.69%	6.94%
Touchstone Sands Capital Select Growth Fund - Class A
Return Before Taxes	(53.04)%	2.75%	7.79%
Touchstone Sands Capital Select Growth Fund - Class C
Return Before Taxes	(51.36)%	3.20%	7.79%
Touchstone Sands Capital Select Growth Fund - Class Y
Return Before Taxes	(50.42)%	4.23%	8.70%
Touchstone Sands Capital Select Growth Fund - Institutional Class
Return Before Taxes	(50.37)%	4.13%	8.53%
Touchstone Sands Capital Select Growth Fund - Class R6
Return Before Taxes(1)	(50.37)%	4.13%	8.53%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	(29.14)%	10.96%	14.10%
(1)
An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Sands Capital Management, LLC	Frank M. Sands, CFA	Since 2000	Chief Investment Officer and Chief Executive Officer
	Wesley A. Johnston, CFA	Since 2016	Senior Portfolio Manager, Research Analyst
	Thomas H. Trentman, CFA	Since 2017	Senior Portfolio Manager, Research Analyst
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, Y, and Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

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	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50
Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Small Cap Fund Summary
The Fund’s Investment Goal
The Touchstone Small Cap Fund (the “Fund”) seeks capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Liquidity Provider Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.66%	4.95%	0.37%	0.28%
Total Other Expenses	0.67%	4.96%	0.38%	0.29%
Total Annual Fund Operating Expenses	1.77%	6.81%	1.23%	1.14%
Fee Waiver and/or Expense Reimbursement(2)	(0.52)%	(4.81)%	(0.23)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.25%	2.00%	1.00%	0.92%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.24%, 1.99%, 0.99%, and 0.91% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$621	$303	$102	$94	$203
3 Years	$981	$1,581	$368	$340	$1,581
5 Years	$1,365	$2,909	$654	$606	$2,909
10 Years	$2,439	$6,024	$1,468	$1,366	$6,024
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies. This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000® Index (between $6 million to $7.9 billion as of December 31, 2022), the S&P SmallCap 600 Index (between $203 million to $6.3 billion as of December 31, 2022), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $26 million to $9.1 billion as of December 31, 2022) at the time of purchase. The size of the companies in these indices will change with market conditions.
The sub-adviser, London Company of Virginia, LLC d/b/a The London Company (“The London Company”), seeks to purchase financially stable small-cap companies that The London Company believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective market prices. Guiding principles of The London Company’s small-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.
The Fund will hold securities of approximately 30 to 40 companies. The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.
The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
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Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years and ten years compare with the Russell 2000® Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Small Cap Fund — Class A Shares Total Return as of December 31

Best Quarter:	4th Quarter 2020	26.05%
Worst Quarter:	1st Quarter 2020	(28.14)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
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Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone Small Cap Fund - Class A
Return Before Taxes	(14.49)%	4.89%	6.13%
Return After Taxes on Distributions	(14.86)%	2.45%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares	(8.32)%	3.48%	4.50%
Touchstone Small Cap Fund - Class C
Return Before Taxes	(11.52)%	5.38%	6.14%
Touchstone Small Cap Fund - Class Y
Return Before Taxes	(9.74)%	6.41%	7.04%
Touchstone Small Cap Fund - Institutional Class
Return Before Taxes	(9.69)%	6.49%	7.12%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	(20.44)%	4.13%	9.01%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
London Company of Virginia, LLC d/b/a The London Company	Stephen Goddard, CFA	Since 2009	Founder, CIO and Co-Lead Portfolio Manager
	Jonathan Moody, CFA	Since 2009	Principal and Portfolio Manager
	J. Brian Campbell, CFA	Since 2010	Principal and Co-Lead Portfolio Manager
	Mark DeVaul, CFA, CPA	Since 2011	Principal and Portfolio Manager
	Sam Hutchings, CFA	Since 2015	Principal and Portfolio Manager
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or
62

equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Small Cap Value Fund Summary
The Fund’s Investment Goal
The Touchstone Small Cap Value Fund (the “Fund”) seeks long-term capital growth.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.47%	2.36%	0.42%	0.41%
Total Annual Fund Operating Expenses	1.57%	4.21%	1.27%	1.26%
Fee Waiver and/or Expense Reimbursement(2)	(0.19)%	(2.08)%	(0.14)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.38%	2.13%	1.13%	0.98%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.38%, 2.13%, 1.13%, and 0.98% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$633	$316	$115	$100	$216
3 Years	$953	$1,089	$389	$372	$1,089
5 Years	$1,295	$1,976	$684	$665	$1,976
10 Years	$2,259	$4,255	$1,522	$1,498	$4,255
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization at the time of purchase within the range represented in the Russell 2000® Value Index (between approximately $6 million to $6.7 billion as of December 31, 2022) at the time of purchase. The market capitalization range of the Russell 2000® Value Index will change with market conditions. The Fund will hold approximately 80 to 115 securities.
The Fund's sub-adviser, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. The Fund may invest in other investment companies in pursuing its strategy.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Value Investing Risk: Value investing presents the risk that the Fund's security holdings may never reach their full intrinsic value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
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Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Other Investment Companies Risk (including Exchange-Traded Funds Risk): The Fund’s investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. In addition, if the Fund acquires shares of investment companies or ETFs, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund or ETF (including management and advisory fees) and, indirectly, the fees expenses of the investment companies or ETFs.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Russell 2000® Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407. On July 1, 2016, the Fund changed its sub-adviser. Performance presented prior to such date should not be attributed to the Fund's current sub-adviser, Leeward. The Fund's performance shown below might have differed materially if Leeward had managed the Fund pursuant to its current strategies prior to July 1, 2016.
On March 1, 2022, Leeward replaced LMCG Investments, LLC (“LMCG”) as the Fund's sub-adviser. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm. There were no changes to the Fund’s investment goals, principal investment strategies, advisory fee, sub-advisory fee, expense limitations or portfolio management team associated with the change in sub-adviser.
Touchstone Small Cap Value Fund — Class A Shares Total Return as of December 31

Best Quarter:	4th Quarter 2020	30.00%
Worst Quarter:	1st Quarter 2020	(33.82)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged
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account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone Small Cap Value Fund - Class A
Return Before Taxes	(13.18)%	3.95%	6.82%
Return After Taxes on Distributions	(13.19)%	3.53%	6.28%
Return After Taxes on Distributions and Sale of Fund Shares	(7.80)%	2.96%	5.36%
Touchstone Small Cap Value Fund - Class C
Return Before Taxes	(10.17)%	4.41%	6.81%
Touchstone Small Cap Value Fund - Class Y
Return Before Taxes	(8.38)%	5.44%	7.72%
Touchstone Small Cap Value Fund - Institutional Class
Return Before Taxes	(8.23)%	5.62%	7.88%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	(14.48)%	4.13%	8.48%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Adviser
Leeward Investments, LLC*	R. Todd Vingers, CFA	Since 2016	President and Portfolio Manager, Value Equities
	Jay Willadsen, CFA	Since January 2022	Portfolio Manager
*
Effective on March 1, 2022, Leeward Investments, LLC (“Leeward”) replaced LMCG Investments, LLC (“LMCG”) as the Fund’s sub-adviser. Leeward was formed as a result of the reorganization of LMCG’s U.S. value equity team into an employee-owned asset management firm and there were no changes to the Fund’s investment strategies or investment risks associated with the change in sub-adviser.
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or
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equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Touchstone Ultra Short Duration Fixed Income Fund Summary
The Fund’s Investment Goal
The Touchstone Ultra Short Duration Fixed Income Fund (the “Fund”) seeks maximum total return consistent with the preservation of capital.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds. More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information (“SAI”) on pages 100 and 101, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None	None
Wire Redemption Fee(1)	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	0.75%	0.50%	None	0.25%	None
Other Expenses	0.24%	0.48%	0.24%	0.25%	0.29%	0.21%
Total Annual Fund Operating Expenses	0.74%	1.48%	0.99%	0.50%	0.79%	0.46%
Fee Waiver and/or Expense Reimbursement(2)	(0.05)%	(0.29)%	(0.05)%	(0.06)%	(0.10)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.69%	1.19%	0.94%	0.44%	0.69%	0.39%
(1)
Up to $15.
(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.69%, 1.19%, 0.94%, 0.44%, 0.69%, and 0.39% of average daily net assets for Classes A, C, S, Y, Z and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
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Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period						Assuming No Redemption
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class C
1 Year	$269	$221	$96	$45	$70	$40	$121
3 Years	$427	$439	$310	$154	$242	$141	$439
5 Years	$598	$780	$542	$274	$429	$251	$780
10 Years	$1,095	$1,744	$1,208	$622	$969	$572	$1,744
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
The Fund’s Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its assets in fixed-income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds (including those of foreign issuers), mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds, collateralized loan obligations and cash equivalent securities including repurchase agreements, commercial paper and variable rate demand notes.
The Fund invests only in investment-grade debt securities. Investment-grade debt securities are those having a rating of BBB-/Baa3 or higher from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if a rating is not available, deemed to be of comparable quality by the sub-adviser, Fort Washington Investment Advisors, Inc. (“Fort Washington”). The Fund’s investment policies are based on credit ratings at the time of purchase.
In selecting investments for the Fund, Fort Washington chooses fixed-income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the “effective duration” of the Fund’s entire portfolio. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.
The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.
•
Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.
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•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.
•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
•
Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.
•
Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.
•
Prepayment Risk: The risk that a debt security may be paid off and proceeds reinvested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.
•
U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Collateralized Loan Obligations Risk: Typically, collateralized loan obligations are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may in certain circumstances characterize its investments in collateralized loan obligations as illiquid. Collateralized loan obligations are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of collateralized loan obligations include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that the Fund may invest in a subordinate tranche of a collateralized loan obligation.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.
Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, a downturn in the national economy may negatively impact the economic performance of issuers of municipal
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securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.
Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.
Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate. Repurchase agreements are considered loans by the Fund.
The Fund’s Performance
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the ICE BofA 3-Month U.S. Treasury Bill Index and ICE BofA 1-Year U.S. Treasury Note Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.
Touchstone Ultra Short Duration Fixed Income Fund — Class Z Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	2.47%
Worst Quarter:	1st Quarter 2020	(2.48)%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after- tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class Z shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
The inception date of Class S shares was October 27, 2017. Class S shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to October 27, 2017. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class S shares.
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Average Annual Total Returns For the periods ended December 31, 2022	1 Year	5 Years	10 Years
Touchstone Ultra Short Duration Fixed Income Fund - Class Z
Return Before Taxes	0.00%	1.22%	1.04%
Return After Taxes on Distributions	(0.80)%	0.47%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	0.00%	0.61%	0.50%
Touchstone Ultra Short Duration Fixed Income Fund - Class A
Return Before Taxes	(1.92)%	0.81%	0.84%
Touchstone Ultra Short Duration Fixed Income Fund - Class C
Return Before Taxes	(1.37)%	0.74%	0.65%
Touchstone Ultra Short Duration Fixed Income Fund - Class S
Return Before Taxes	(0.25)%	0.99%	0.79%
Touchstone Ultra Short Duration Fixed Income Fund - Class Y
Return Before Taxes	0.36%	1.49%	1.31%
Touchstone Ultra Short Duration Fixed Income Fund - Institutional Class
Return Before Taxes	0.30%	1.52%	1.33%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.46%	1.26%	0.76%
ICE BofA 1-Year U.S. Treasury Note Index (reflects no deductions for fees, expenses or taxes)	(1.02)%	1.09%	0.74%
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Fort Washington Investment Advisors, Inc.	Scott D. Weston	Since 2008	Managing Director and Senior Portfolio Manager
	Brent A. Miller, CFA	Since 2008	Vice President and Senior Portfolio Manager
	Laura L. Mayfield	Since 2010	Senior Portfolio Manager
	Richard V. Schneider	Since September 2019	Vice President and Senior Portfolio Manager
Buying and Selling Fund Shares
Minimum Investment Requirements
	Classes A, C, S, Y, and Z
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50
Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Existing Class A, C, S and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Class Z shares are available only through a financial intermediary or
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financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRAs and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Principal Investment Strategies and Risks
This prospectus applies to the Touchstone Active Bond Fund (the “Active Bond Fund”), Touchstone Anti-Benchmark® International Core Equity Fund (the “Anti-Benchmark® International Core Equity Fund”), Touchstone Ares Credit Opportunities Fund (formerly Touchstone Credit Opportunities Fund) (the “Ares Credit Opportunities Fund”), Touchstone Dividend Equity Fund (the “Dividend Equity Fund”), Touchstone High Yield Fund (the “High Yield Fund”), Touchstone Impact Bond Fund (the “Impact Bond Fund”), Touchstone International ESG Equity Fund (the “International ESG Equity Fund”), Touchstone Mid Cap Fund (the “Mid Cap Fund”), Touchstone Mid Cap Value Fund (the “Mid Cap Value Fund”), Touchstone Sands Capital Select Growth Fund (the “Sands Capital Select Growth Fund”), Touchstone Small Cap Fund (the “Small Cap Fund”), Touchstone Small Cap Value Fund (the “Small Cap Value Fund”), and Touchstone Ultra Short Duration Fixed Income Fund (the “Ultra Short Duration Fixed Income Fund”) (each a “Fund”, and collectively, the “Funds”).
How Do The Funds Implement Their Investment Goals?
Each Fund’s investment goal and strategies are described above in the “Principal Investment Strategies” summary sections. The descriptions below provide further detail concerning how each Fund noted below pursues its investment goal.
Active Bond Fund. In deciding what securities to buy and sell for the Fund, the Fund’s sub-adviser, Fort Washington Investment Advisors, Inc. (“Fort Washington”), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio. Fort Washington follows a disciplined sector allocation process in order to build a diversified portfolio of investments.
In building the Fund’s portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s total assets in non-investment-grade debt securities. Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative. The Fund’s investment policies are based on credit ratings at the time of purchase. The Fund may also invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.
Additionally, in order to implement its investment strategy, the Fund may invest in collateralized loan obligations, mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
Anti-Benchmark® International Core Equity Fund. In managing the Fund, TOBAM seeks to track the total return, before Fund fees and expenses, of the TOBAM Anti–Benchmark® International Core Equity Index (the “Index”). The Index is a proprietary rules–based index created by the Fund’s sub–adviser, TOBAM S.A.S. (“TOBAM”), which is designed to create a more diversified portfolio of equity securities of non-U.S. issuers relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index. The Index will typically hold approximately 100 to 150 securities. The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) monthly. The Fund will be rebalanced following the same schedule as the Index.
The equity securities that comprise the Index primarily include common and preferred stock of non-U.S. companies that trade on foreign exchanges. TOBAM may replace the common or preferred stock of a foreign issuer with a depositary receipt when it deems the depositary receipt to be more liquid than the corresponding stock. In determining whether a company is foreign, TOBAM primarily looks to both the country of incorporation and the main listing country. If both of these countries are non-U.S., the company is considered non-U.S. for purposes of inclusion in the Index. The Index is comprised of securities of issuers located in developed markets. TOBAM considers the following countries to be developed markets for these purposes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. TOBAM will exclude an issuer from the Index if its activities do not meet the criteria for socially responsible investing, such as the production or sale of unconventional weapons, production of tobacco, production of coal or coal-based energy, serious or systematic human rights violations, severe environmental damage, gross corruption, or other particularly serious violation of ethical norms.
The Index is based on TOBAM’s proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio’s patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock, as well as geographic and country constraints. TOBAM’s Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.
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Ares Credit Opportunities Fund (formerly Touchstone Credit Opportunities Fund). The Fund’s sub-adviser, Ares Capital Management II LLC’s (“Ares”) investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. A hallmark of the Fund’s investment philosophy will be a consistent and rigorous approach to due diligence and investment selection.
The Fund’s core investments include the following:
Opportunistic Liquid Credit—The Fund seeks to generate current income with attractive relative value by investing in senior secured and unsecured debt of U.S. and non-U.S. companies.
Structured Credit—The Fund seeks to generate current income and capital appreciation by investing in debt and equity securities of Collateralized Loan Obligations (“CLOs”) in the U.S. and globally.
Special Situations—The Fund seeks capital appreciation by investing in distressed U.S. and non-U.S. corporate loans and bonds that trade at significant discounts to par value.
Hedges—The Fund engages in short selling, futures contracts, total return and interest rate swaps, pairs trades and options transactions in an attempt to achieve downside protection and reduce portfolio volatility.
Dividend Equity Fund. In selecting securities for the Fund, the Fund’s sub-adviser, Fort Washington Investment Advisors, Inc. (the “Sub-Adviser”), seeks to invest in companies that:
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Have historically paid consistent, growing dividends
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Have sustainable competitive advantages that should result in excess profits to support future dividend payments
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Trade at reasonable valuations compared to their intrinsic value
The Sub-Adviser believes the unique approach results in a portfolio of high quality companies with sustainable competitive advantages that should pay reliable, growing dividends at reasonable valuations. The Sub-Adviser evaluates a company’s competitive advantage by assessing its barriers to entry. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). The Sub-Adviser believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
The Fund will generally hold 65 to 90 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, the Sub-Adviser cannot find a sufficient number of securities that meets its purchase requirements.
The Fund will generally sell a security if the security does not meet portfolio guidelines, if the security stops paying a dividend and future prospects of paying a dividend are limited, or if better opportunities exist based on the fundamentals and valuation of the business.
High Yield Fund. In selecting investments for the Fund, Fort Washington analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund’s portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund’s portfolio.
Impact Bond Fund. The Fund’s sub-adviser, EARNEST Partners LLC (“EARNEST”), employs a bottom–up investment process, which focuses on the analysis of individual securities, that seeks to maximize duration-adjusted total return by investing in market sectors or securities it considers undervalued for their risk characteristics. EARNEST seeks to accomplish this through the implementation of a proprietary “Meta Data” Framework, fundamental review and risk management process. The first step involves a screening of the investable universe applying EARNEST’s proprietary Meta Data Framework, which evaluates expected yield levels for various sectors and securities in comparison to actual yield levels. The Meta Data Framework analysis incorporates such factors as quality, duration, and structure. The second step involves in-depth, fundamental security analysis which focuses on credit risk, cash flow risk, credit spread volatility, the historical yield relationship between a security and the corresponding benchmark, and current market technical forces (e.g., supply and demand factors, liquidity, and price relative to par value).
EARNEST believes that entities that are cognizant of environmental, social, and governance issues tend to be more successful over time. As a result, EARNEST prefers to invest in government programs and companies that have sustainable operating models and seek to achieve positive aggregate societal impact. The Fund focuses on governmental programs and companies that seek to achieve positive aggregate societal impacts in up to four specific areas: empowering the individual, community development, environmental responsibility, and sustainable infrastructure. Investments may seek to achieve multiple areas of impact. This inclusive approach views positive impact characteristics as additive to an investment’s risk/return profile. When assessing an investment’s impact profile, EARNEST considers a wide range of factors, including but not limited to support for economic development, home ownership, and job creation.
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International ESG Equity Fund. The Fund’s sub-adviser, Rockefeller & Co. LLC (“Rockefeller”), selects investments for the Fund based on an evaluation of a company’s financial condition and its ESG practices. Rockefeller applies “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations. Rockefeller believes that integrating ESG analysis into the investment process provides additional insight into a company’s long-term competitive edge and helps identify risks and opportunities that financial analysis might not fully consider. Rockefeller analyzes the potential ESG opportunities and risks of a company, considers how well the company manages these opportunities and risks, and ascertains the company’s willingness and ability to take a leadership position in implementing best practices. Through this evaluation and ongoing engagement, Rockefeller seeks to support and encourage the company’s progress toward sustainability.
Mid Cap Fund. The Fund’s sub-adviser, London Company of Virginia, LLC d/b/a/ The London Company (“The London Company”), utilizes a bottom-up approach in the security selection process. The firm screens the mid-cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield. The portfolio management team seeks companies that are trading at a 30-40% discount to estimated intrinsic value. The London Company looks at a company’s corporate governance structure and management incentives to try to ascertain whether management’s interests are aligned with shareholders’ interests. The London Company seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when The London Company determines that the risk/reward profile of the security has made it attractive to warrant purchase. The London Company generally sells a security when it becomes overvalued and has reached The London Company’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.
Mid Cap Value Fund. The Fund's sub-adviser, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. Leeward generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap Value Index. Leeward will generally sell a security when it no longer passes Leeward 's valuation screens, reaches a price target, or its prospects for appreciation have diminished.
*Effective on March 1, 2022, Leeward Investments, LLC (“Leeward”) replaced LMCG as the Fund's sub-adviser. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm and there were no changes to the Fund's investment strategies or investment risks associated with the change in sub-adviser.
Sands Capital Select Growth Fund. The Fund’s sub-adviser, Sands Capital Management, LLC (“Sands Capital”), generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital seeks companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria, when the issues causing such problems are not solvable within an acceptable time frame, or when other opportunities appear more attractive.
Small Cap Fund. The Fund’s sub-adviser, The London Company, utilizes a bottom-up approach in the security selection process. The firm screens a small-cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield. The portfolio management team seeks companies that are trading at a 30-40% discount to estimated intrinsic value. The London Company looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests. The London Company seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when The London Company determines that the risk/reward profile of the security has made it attractive to warrant purchase. The London Company generally sells a security when it becomes overvalued and has reached The London Company’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.
Small Cap Value Fund. The Fund's sub-adviser, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. Leeward generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell 2000® Value Index. Leeward will generally sell a security when it no longer passes Leeward 's valuation screens, reaches a price target, or its prospects for appreciation have diminished.
*Effective on March 1, 2022, Leeward Investments, LLC (“Leeward”) replaced LMCG as the Fund's sub-adviser. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm and there were no changes to the Fund's investment strategies or investment risks associated with the change in sub-adviser.
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Ultra Short Duration Fixed Income Fund. In selecting investments for the Fund, Fort Washington chooses fixed-income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the “effective duration” of the Fund’s entire portfolio. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.
Can a Fund Depart From its Principal Investment Strategies?
In addition to the investments and strategies described in this prospectus, each Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Funds’ Statement of Additional Information (“SAI”).
Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect.
The investments and strategies described throughout this prospectus are those that the Funds use under normal circumstances. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals. This defensive investing may increase a Fund’s taxable income, and when a Fund is invested defensively, it may not achieve its investment goal. A Fund will do so only if the Fund’s sub-adviser believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.
Portfolio Composition
80% Investment Policy. Certain of the Funds have adopted a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.
Change in Market Capitalization. A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-adviser’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change in market capitalization could affect the Fund’s flexibility in making new investments.
The following Funds have specified a market capitalization range: Dividend Equity Fund, Mid Cap Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, Small Cap Fund, and Small Cap Value Fund.
Do the Funds Have Other Investment Strategies in Addition to Their Principal Investment Strategies?
General. In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Funds’ Statement of Additional Information (“SAI”).
Lending of Portfolio Securities. The Funds may lend their portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that a Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.
Other Investment Companies. A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.
ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same
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rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.
What are the Principal Risks of Investing in the Funds?
The following is a list of principal risks that may apply to your investment in a Fund. Unless otherwise noted, in this section, references to a single Fund apply equally to all of the Funds. Further information about investment risks is available in the Funds’ SAI:
Risks	Active Bond Fund	Anti- Benchmark® International Core Equity Fund	Ares Credit Opportunities Fund	Dividend Equity Fund	High Yield Fund	Impact Bond Fund	International ESG Equity Fund	Mid Cap Fund	Mid Cap Value Fund	Sands Capital Select Growth Fund	Small Cap Fund	Small Cap Value Fund	Ultra Short Duration Fixed Income Fund
Asset-Backed Securities Risk	X		X			X							X
Collateralized Loan Obligations Risk	X		X										X
Convertible Securities Risk			X				X
Corporate Loan Risk			X
Counterparty Risk	X		X
Credit Risk	X		X		X	X							X
Depositary Receipts Risk		X					X
Derivatives Risk	X		X
Distressed Securities Risk			X
Dividend Risk				X
Economic and Market Events Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Emerging Markets Risk	X						X
Equity Securities Risk		X	X	X			X	X	X	X	X	X
ESG Investing Risk						X	X			X
Fixed-Income Risk	X		X		X	X							X
Foreign Securities Risk	X	X	X		X		X						X
Forward Foreign Currency Exchange Contract Risk	X
Frontier Markets Risk							X
Futures Contracts Risk	X		X
Growth-Investing Risk			X
Impact Investing Risk						X
Interest Rate Risk	X		X		X	X							X
Investment-Grade Debt Securities Risk	X		X			X							X
Large-Cap Risk				X			X			X
Leverage Risk	X		X
Liquidity Risk			X
Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Mid-Cap Risk							X	X	X
Mortgage-Backed Securities Risk	X					X							X
Mortgage Dollar Roll Risk	X					X
Municipal Securities Risk						X							X
Non-Diversification Risk			X							X
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Risks	Active Bond Fund	Anti- Benchmark® International Core Equity Fund	Ares Credit Opportunities Fund	Dividend Equity Fund	High Yield Fund	Impact Bond Fund	International ESG Equity Fund	Mid Cap Fund	Mid Cap Value Fund	Sands Capital Select Growth Fund	Small Cap Fund	Small Cap Value Fund	Ultra Short Duration Fixed Income Fund
Non-Investment-Grade Debt Securities Risk	X		X		X	X
Options Risk	X		X
Other Investment Companies Risk							X		X			X
Passive Investment Risk		X
Pay-In-Kind Bonds Risk			X
Portfolio Turnover Risk	X	X											X
Preferred Stock Risk		X	X				X
Prepayment Risk	X					X							X
Quantitative Strategy Risk		X
Repurchase Agreement Risk	X												X
Rule 144A Securities Risk			X		X
Sector Focus Risk								X		X	X
Short Sales Risk			X
Sovereign Debt Risk	X
Small-Cap Risk								X			X	X
Swap Agreements Risk	X		X
Tracking Error Risk		X
Value Investing Risk				X					X			X
U.S. Government Securities Risk	X					X							X
Collateralized Loan Obligations Risk: A collateralized loan obligation is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust. The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, a Fund may in certain circumstances characterize its investments in CLOs as illiquid. In assessing liquidity, a Fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that a Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.
Counterparty Risk: The issuer or guarantor of a fixed-income security, a counterparty (the other party to a transaction or an agreement) to a transaction with the Fund, or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates. Other risks include liquidity risk, which is the risk that the Fund may be unable to sell or close out the derivative due to an illiquid market, counterparty risk, which is the risk that the counterparty to a derivative instrument may be unwilling or unable to make required payments or otherwise meet its obligations, and leverage risk, which is the risk that a derivative could expose the Fund to magnified losses resulting from leverage. The use of derivatives for hedging
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purposes may result in losses that partially or completely offset gains in portfolio positions. Using derivatives can increase the volatility of the Fund’s share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. Derivatives may, for federal income tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses. The Fund’s ability to invest in derivatives may be restricted by certain provisions of the federal income tax laws relating to the Fund’s qualification as a regulated investment company (“RIC”). These additional risks could cause the Fund to experience losses to which it would otherwise not be subject. Regulatory changes in derivatives markets could impact the cost of or the Fund’s ability to engage in derivative transactions.
Additionally, the regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund's use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Funds are no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund's derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.
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Leverage Risk: Leverage occurs when a Fund uses derivatives or similar instruments or techniques to gain exposure to investments in an amount that exceeds a Fund’s initial investment. The use of leverage magnifies changes in a Fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss. Leverage can also create an interest expense that may lower a Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.
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Forward Foreign Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to rollover a forward foreign currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services under the contract.
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Futures Contracts Risk: Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
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Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Sub-Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the
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counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.
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Swap Agreements Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due. Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses.
Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities. Distressed securities bear a substantial risk of default, and may be in default at the time of investment. A Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all. A Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy. In any reorganization or liquidation proceeding relating to the issuer of distressed securities, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.
Dividend Risk: Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, or fall, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.
Economic and Market Events Risk: Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency, or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise, which will cause the value of a Fund’s fixed-income securities to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed-income markets, which would make it more difficult to sell a Fund’s fixed-income securities.
In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the Fund.
Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
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Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. Despite the influence of the lockdowns, and the economic bounce back, Brexit has had a material impact on the UK’s economy. Additionally, trade between the UK and the EU did not benefit from the global rebound in trade in 2021, and remained at the very low levels experienced at the start of the coronavirus (“COVID-19”) pandemic in 2020, highlighting Brexit’s potential long-term effects on the UK economy.
In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the COVID-19 pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and throughout the world, increasing the possibility that countries may be unable to make timely payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.
The United States responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid March 2020, the U.S. Federal Reserve (“Fed”) cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also extended credit to small- and medium-sized businesses.
As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or raises the federal funds target rate, there is a heightened risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund’s investments, and the Fund’s NAV, to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.
Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose
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additional economic sanctions or take other actions that may adversely affect Russia exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce a Fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on a Fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
In addition, with the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds’ service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cyber security incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser, a Sub-Adviser, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Cyber-events have the potential to materially affect the Funds’, the Adviser and the sub-adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Funds will be able to prevent or mitigate the impact of any or all cyber-events.
The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.
The Adviser, Sub-Adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Adviser, a Sub-Adviser, or their affiliates controls the cybersecurity or operations systems of the Funds’ third party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the COVID-19 pandemic), may adversely affect a Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
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Equity Securities Risk: A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Funds’ shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.
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Large-Cap Risk: A Fund is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Risk: A Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
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Preferred Stock Risk: Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.
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Small-Cap Risk: A Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.
ESG Investing Risk: Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the Fund may perform differently, including underperforming funds that do not utilize an ESG investment strategy, or funds that utilize different ESG criteria. The application of ESG investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s investment performance. A company’s ESG performance or the manager’s assessment of a company’s ESG performance may change over time. In evaluating a company, the manager is reliant upon information and data that may turn out to be incomplete, inaccurate or unavailable, which may negatively impact the manager’s assessment of a company’s ESG performance. Although the manager has established its own process for evaluation of ESG factors, successful application of the Fund’s sustainable investment strategy will depend on the manager’s skill in researching, identifying and analyzing material ESG issues, as well as on the availability of relevant data. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers.
The risk that the Fund may forego opportunities to buy certain instruments when it might otherwise be advantageous to do so, or sell securities for ESG-related reasons when it might be otherwise disadvantageous for it to do so is heightened when ESG exclusionary criteria is applied. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to ESG integration.
Fixed Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates. The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators responded to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund's uninvested cash. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to its quantitative easing program, and/or raises the federal funds target rate, there is a heightened risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of the Fund’s investments, and the Fund’s NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund’s performance.
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Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities
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may be based on the structural features such as subordination or overcollateralization and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.
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Corporate Loan Risk: The corporate loans in which the Fund invests may be rated below investment grade. As a result, even though the corporate loans will typically be secured by a first or second priority lien on the borrower’s assets, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities. There is a high risk that the Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. In addition, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower’s obligation to the Fund in the event of non-payment of interest or principal, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate loan, and the collateral securing a corporate loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Corporate loans are also subject to a number of risks described elsewhere in this prospectus, including credit risk, interest rate risk and liquidity risk. Each of these risks will be heightened with respect to corporate loans that are subordinated in payment or secured by a second or lower priority lien on the borrower’s assets.
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Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in non-investment grade (or “junk”) bonds or lower-rated securities.
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Interest Rate Risk: The market price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. An increase in interest rates could negatively impact a Fund’s net asset value. Recent and potential future changes in government monetary policy may affect interest rates.
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Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.
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Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool. The mortgage-backed securities market has been and may continue to be negatively affected by the COVID-19 pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the COVID-19 pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the Fund’s investments in securities in the mortgage industry as a whole.
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Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.
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Prepayment Risk: Prepayment risk is the risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.
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U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding. To the extent a Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.
Political events in foreign countries may cause market disruptions. Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. Despite the influence of the lockdowns, and the economic bounce back, Brexit has had a material impact on the UK's economy. Additionally, trade between the UK and EU did not benefit from the global rebound in trade in 2021, and remained at the very low levels experienced at the start of the COVID-19 pandemic in 2020, highlighting Brexit's potential long-term effects on the UK economy. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to
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uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the COVID-19 pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and throughout the world, increasing the possibility that countries may be unable to make timely payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.
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Depositary Receipts Risk: Foreign receipts, which include American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends. Additionally, the Holding Foreign Companies Accountable Act “HFCAA” could cause securities of foreign companies, including ADRs, to be delisted from U.S. stock exchanges if the companies do not allow the U.S. government to oversee the auditing of their financial information. Although the requirements of the HFCAA apply to securities of all foreign issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
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Emerging Markets Risk: Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the Fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.
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Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.
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Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank, and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.
Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually reinvest a high portion of earnings in their businesses, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.
Impact Investing Risk: The Fund’s impact screening criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
Liquidity Risk: The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income
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securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the Fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market's growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
Management Risk: In managing a Fund’s portfolio, the Adviser may engage one or more sub-advisers to make investment decisions on a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub- advisers who achieve superior investment returns relative to other similar sub-advisers. The value of your investment may decrease if the sub-adviser incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.
Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.
Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. In addition, the ongoing issues facing the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment goals and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. The ability of a municipal issuer to seek bankruptcy protection may be subject to the authorization of the executive or legislative branch of the state’s government, and a municipal bankruptcy may be subject to challenge in the state’s courts. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.
In making investments, the Fund and the sub-adviser will rely on the opinion of issuers’ bond counsel. Neither the Fund nor the sub-adviser will independently review the basis for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Fund and its shareholders could be subject to substantial tax liabilities. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of municipal obligations may reduce the volume of municipal securities that qualify for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal became law, it may reduce the number of municipal obligations available for purchase by the Fund and could adversely affect the Fund’s shareholders by subjecting the income from the Fund to tax. If this occurs, the Fund would reevaluate its investment goals and strategies and may submit possible changes in its structure to shareholders.
In order to be tax exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The Fund may invest in securities whose interest is subject to state tax, federal regular income tax, or federal alternative minimum tax. Consult your tax professional for more information.
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The costs associated with combating the COVID-19 pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the Fund.
Non-Diversification Risk: A non-diversified Fund may invest a significant percentage of its assets in the securities of a limited number of issuers, subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company. Because a higher percentage of a non-diversified Fund’s holdings may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to risks associated with a single economic, business, political or regulatory event than a diversified fund.
Other Investment Companies Risk: The Fund’s investments in other investment companies, such as exchange-traded funds (“ETFs”) and closed-end funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile than its underlying securities, and ETFs have management fees that increase their costs. An ETF’s portfolio composition and performance may not match that of the index it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index and other factors. The value of the shares of closed-end funds may be lower than the value of the portfolio securities held by the closed-end fund. Also, although many ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index. In addition, if the Fund acquires shares of investment companies or ETFs, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund or ETF (including management and advisory fees) and, indirectly, the fees and expenses of the investment companies or ETFs. There may also not be an active trading market available for shares of some investment companies. Additionally, trading of investment company shares may be halted or delisted by the listing exchange. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Passive Investment Risk: With Funds that are intended to track an Index, portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets. As a result, a Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Funds invest may underperform returns from the various general securities markets or different asset classes. This may cause the Funds to underperform other investment vehicles that invest in different asset classes.
Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.
Portfolio Turnover Risk: A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-adviser’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund’s returns.
Quantitative Strategy Risk (applicable only to Touchstone Anti-Benchmark International Core Equity Fund): TOBAM uses proprietary statistical analyses and models to construct the Index, which the Fund seeks to track. A securities portfolio selected using TOBAM’s proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors’ historical trends. As a result, the Fund may be more or less exposed to a risk factor, such as sector risk, than its individual holdings. Quantitative models are subject to technical issues, including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value. Quantitative models may not accurately predict future market movements or characteristics due to the fact that market performance can be affected by non-quantitative factors that are not easily integrated into quantitative analysis, among other factors.
Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate. Repurchase agreements are considered loans by the Fund.
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Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements. Investing in Rule 144A securities may reduce the liquidity of the Fund’s portfolio if an adequate institutional trading market for these securities does not exist. The Fund may be unable to sell Rule 144A securities at advantageous prices or times, or at all, if an insufficient number of qualified institutional buyers is interested in purchasing such securities. Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists. The Fund may also have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Sector Focus Risk: A Fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the sector of focus will affect other securities in that sector of focus in the same manner, thereby increasing the risk of such investments.
Short Sales Risk: In a short sale, a Fund sells a security or other financial instrument, such as a futures contract, that it does not own. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. If the price of the security sold short rises between the time a Fund sells the security short and the time a Fund replaces the security sold short, a Fund will realize a loss on the transaction. Although a Fund’s potential gain on a short sale is limited to the amount at which the Fund sells the security short, a Fund’s potential loss on a short sale is limited only by the maximum attainable price of the security less the price at which the security was sold short.
Short sales may also be used as part of an arbitrage strategy in which a Fund purchases one security while simultaneously short selling a related security in order to capture the price discrepancies between the two securities. For example, a Fund may purchase an issuer’s convertible bond while simultaneously short selling that issuer’s common stock. To close the transaction, the Fund must purchase the security that was being sold short in order to make delivery to the buyer.
If a Fund is only short selling the security and not engaging in an arbitrage strategy, then it is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the borrowed securities and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the securities by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender, record this as an expense of the Fund and reflect the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.
If a Fund is using short sales as part of an arbitrage strategy, then in addition to the risks above it is also exposed to the risk that both the short position and long position may simultaneously decline in their respective values, thereby increasing the potential losses to the Fund when compared with just a long only or short only position.
Until a Fund closes its short position or replaces a borrowed security, a Fund will comply with all applicable regulatory requirements, including the Derivatives Rule.
Tracking Error Risk: As with all index funds, the performance of each Fund and its respective Index may differ from each other for a variety of reasons. For example, the Funds incur operating expenses and portfolio transaction costs not incurred by an Index. In addition, the Funds may not be fully invested at times, either as a result of cash flows into the Funds or as a result of reserves of cash held by the Funds to meet redemptions.
Value Investing Risk: Value investing presents the risk that the Fund's security holdings may never reach their full intrinsic value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.
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Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?
A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at TouchstoneInvestments.com.
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THE FUNDS’ MANAGEMENT
Investment Adviser
Touchstone Advisors, Inc. (“Touchstone Advisors”)
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
Touchstone Advisors has been a registered investment adviser since 1994. As of December 31, 2022, Touchstone Advisors had approximately $23.6 billion in assets under management. As the Funds’ investment adviser, Touchstone Advisors reviews, supervises, and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.
Touchstone Advisors is responsible for selecting each Fund’s sub-adviser(s), subject to approval by the Board. Touchstone Advisors selects a sub-adviser that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-adviser, including:
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Level of knowledge and skill;
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Performance as compared to its peers or benchmark;
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Consistency of performance over 5 years or more;
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Level of compliance with investment rules and strategies;
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Employees, facilities and financial strength; and
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Quality of service.
Touchstone Advisors will also continually monitor each sub-adviser’s performance through various analyses and through in-person, telephone, and written consultations with a sub-adviser. Touchstone Advisors discusses its expectations for performance with each sub-adviser and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-adviser’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits Touchstone Funds Group Trust (the “Trust”) or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisers, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-adviser affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-adviser to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes to its sub-adviser.
Two or more sub-advisers may manage a Fund, from time to time, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-adviser, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-adviser. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisers.
Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-adviser, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended September 30, 2022. Touchstone Advisors pays sub-advisory fees to each sub-adviser from its advisory fee.
Fund	Net Annual Fee Rate as a % of Average Daily Net Assets
Active Bond Fund(1)	0.34%
Anti-Benchmark® International Core Equity Fund	0.00%
Ares Credit Opportunities Fund	0.54%
Dividend Equity Fund	0.51%
High Yield Fund	0.49%
Impact Bond Fund	0.22%
International ESG Equity Fund	0.44%
Mid Cap Fund	0.65%
Mid Cap Value Fund	0.64%
Sands Capital Select Growth Fund	0.60%
Small Cap Fund	0.71%
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Fund	Net Annual Fee Rate as a % of Average Daily Net Assets
Small Cap Value Fund	0.76%
Ultra Short Duration Fixed Income Fund	0.21%
(1)
The Fund’s investment advisory fee rate was contractually reduced to 0.38% on the first $200 million of assets and 0.30% on assets over $200 million, effective January 1, 2022. Prior to that date, Fund paid the Adviser an advisory fee at an annualized rate of 0.40% on the first $300 million of assets and 0.35% on assets over $300 million.
Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board’s approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2022 semi-annual report and will also be included in the Trust’s March 31, 2023 semi-annual report.
Fort Washington Investment Advisors, Inc. (“Fort Washington”) is an affiliate of Touchstone Advisors and serves as sub-adviser to the Active Bond Fund, the Dividend Equity Fund, the High Yield Fund, and the Ultra Short Duration Fixed Income Fund. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as sub-adviser to these Funds. The Board reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.
Additional Information
The Trustees of the Trust oversee generally the operations of each Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants and distributor, who provide services to each Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and its shareholders, or give rise to any contract or other rights in any such individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Sub-Advisers and Portfolio Managers
Listed below are the sub-advisers and their respective portfolio managers that have responsibility for the day-to-day management of each Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure, and information regarding other accounts that they manage.
Ares Capital Management II LLC (“Ares”), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as sub-adviser to the Ares Credit Opportunities Fund. Ares is a wholly-owned subsidiary of Ares Management LLC (“Ares Management”), which is a wholly-owned subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager offering clients complementary primary and secondary investment solutions across the credit, private equity, real estate and infrastructure asset classes. As sub-adviser, Ares makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Founded in 1997, the firm is headquartered in Los Angeles with offices across North America, Europe, Asia Pacific and the Middle East and has approximately 2,500 employees. Ares Management LLC and its affiliates (including Ares) had approximately $341 billion in assets under management1, approximately 2,500 employees, and 885 investment professionals covering investments in over 2,950 companies across approximately 60 industries.
1
As of September 30, 2022 assets under management amounts include capital available to vehicles managed or co-managed by Ares and its affiliates, including funds managed by Ivy Hill Asset Management, L.P., a wholly-owned portfolio company of Ares Capital Corporation and a registered investment adviser.
Ares Credit Opportunities Fund
Seth Brufsky, Partner, Portfolio Manager and Chairman of Global Liquid Credit. Mr. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Mr. Brufsky also serves as the Chief Executive Officer, President and is a Director of the Ares Dynamic Credit Allocation Fund, Inc. (NYSE:ARDC). Additionally, he serves as a member of the Ares Credit Group's Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of
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Trustees of Choate Rosemary Hall, a private, co-educational, college-preparatory boarding school, and serves on the Dean’s Advisory Boards for the College of Arts and Sciences and the College of Agriculture and Life Sciences of Cornell University. Mr. Brufsky also serves on the Board of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and an M.B.A., with honors, from the University of Southern California’s Marshall School of Business in Finance, where he was awarded the Glassick Scholarship for academic achievement.
Chris Mathewson, Partner and Portfolio Manager. Mr. Mathewson is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2006, Mr. Mathewson was an Analyst in the Communications and Media Investment Banking Group at Lehman Brothers, where he focused on creating financial models, performing valuation analysis and conducting due diligence. Mr. Mathewson holds a B.A. from Dartmouth College in Economics.
Kapil Singh, Partner and Portfolio Manager. Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was Co-Portfolio Manager and Senior Credit Analyst at Four Corners Capital, a subsidiary of Macquarie Funds Group. He also held positions at Bradford & Marzec, PPM America and Heller Financial. Mr. Singh serves on the Board of Directors of Grades of Green, a not-for-profit organization focused on environmental education in schools. Mr. Singh holds a B.S. from the University of Illinois, Urbana-Champaign College of Business in Finance and an M.B.A. from Northwestern University, Kellogg School of Management in Strategy and Finance. Additionally, Mr. Singh is a CFA® charterholder.
EARNEST Partners LLC (“EARNEST”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia, 30309, serves as the sub-adviser to the Impact Bond Fund. As the sub-adviser, EARNEST makes investment decisions for the Fund and also monitors compliance with the Fund’s investment policies and guidelines. EARNEST was founded in 1998 and is independently owned and operated. EARNEST is controlled by Paul E. Viera. Westchester Limited EP, LLC owns greater than 75% of EARNEST and is controlled by Paul E. Viera. As of September 30, 2022, EARNEST had approximately $25 billion in assets under management.
Impact Bond Fund
Chris Fitze, CFA, Partner, is part of the Investment Management team and has been with EARNEST since 2003 and is jointly and primarily responsible for the management of the Fund. He has over 18 years of investment experience.
Thomas Venezia, CFA, Director, has been with EARNEST since 2014 and is jointly and primarily responsible for the management of the Fund. His prior experience includes seven years with GenOn Energy Management (acquired by NRG) where he was responsible for hedging the company’s fuel liabilities and utility assets and managing risk with respect to the company’s proprietary trade books. He has over 13 years of investment experience.
Fort Washington Investment Advisors, Inc. (“Fort Washington”), located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as the sub-adviser to the Active Bond Fund, Dividend Equity Fund, High Yield Fund and Ultra Short Duration Fixed Income Fund. As the sub-adviser, Fort Washington makes investment decisions for the Funds and also ensures compliance with the Touchstone Funds’ investment policies and guidelines. Fort Washington is controlled by Western & Southern Mutual Holding Company. Jill T. McGruder and E. Blake Moore, Jr., interested Trustees of the Trust, may be deemed to be affiliates of Fort Washington. As of September 30, 2022, Fort Washington had approximately $69.2 billion in assets under management, which includes $5.2 billion in commitments managed by Fort Washington Capital Partners Group, a division of Fort Washington.
Active Bond Fund
Daniel J. Carter, CFA, is a manager of the Fund. Mr. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been Managing Director and Senior Portfolio Manager since 2021. He has managed the Fund including its Predecessor Fund since September 2001.
Austin R. Kummer, CFA, Vice President and Senior Portfolio Manager. Mr. Kummer joined Fort Washington in 2013. He focuses on portfolio management and research functions within Multi-Sector Fixed Income and Dividend Equity strategies. He also contributes to asset allocation and macro positioning for the firm and has shared responsibility for the company’s Private Debt portfolio. Mr. Kummer received a BBA from Ohio University in Finance and Business Economics and an MBA in Finance from Xavier University. He is a CFA charterholder.
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Dividend Equity Fund
Austin R. Kummer, CFA, Vice President and Senior Portfolio Manager. Mr. Kummer joined Fort Washington in 2013. He focuses on portfolio management and research functions within Multi-Sector Fixed Income and Dividend Equity strategies. He also contributes to asset allocation and macro positioning for the firm and has shared responsibility for the company’s Private Debt portfolio. Mr. Kummer received a BBA from Ohio University in Finance and Business Economics and an MBA in Finance from Xavier University. He is a CFA charterholder.
Brendan M. White, CFA. Mr. White is a Senior Vice President and Co-Chief Investment Officer of Fort Washington Investment Advisors, Inc., a wholly owned subsidiary of Western & Southern Financial Group. In this role, White is responsible for overseeing the investment activity for all assets under management with emphasis on all fixed income functions while collaborating with James Vance, Co-Chief Investment Officer, on all investment decisions. White also shares responsibility for asset allocation and macro-positioning for both Fort Washington and Western & Southern Financial Group. White joined Fort Washington in 1993 and has more than 30 years of industry experience. Prior to joining the firm, he was with Ohio Casualty Corporation where he was a securities analyst supporting the High Yield and Mortgage-Backed Securities portfolios.
James E. Wilhelm, Jr. Mr. Wilhelm joined Fort Washington in 2002. Mr. Wilhelm has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005. He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and was Head of Public Equities from 2015 to 2020.
Prior Performance for Similar Accounts Managed by Fort Washington
The following table sets forth composite performance data relating to the historical performance of all accounts managed by Fort Washington for the periods indicated with investment objectives, policies, strategies, and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of Fort Washington in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund.
The following performance information is not the Fund’s performance (or the Predecessor Fund’s performance), should not be considered indicative of the past or future performance of the Fund, and should not be considered a substitute for the Fund’s performance.
Average Annual Total Returns
For the periods ended December 31, 2022
	1 Year	5 Years
Fort Washington Dividend Equity Composite (Gross)*	-4.90%	10.15%
Fort Washington Dividend Equity Composite (Net)*	-5.18%	9.68%
S&P Dow Jones 500 (reflects no deductions for fees, expenses or taxes)	-18.11%	9.43%
*The inception date for the Composite is December 31, 2015.
The Fort Washington Dividend Equity Composite (the “Composite”) represents the investment performance track record of Fort Washington’s Dividend Equity strategy, which is the strategy that is used to manage the Fund. The accounts comprising the Composite are not subject to the same types of expenses to which the Fund is subject, certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. Thus, the performance results for the accounts could have been adversely affected if the accounts had been regulated as investment companies under federal securities and tax laws. The method for computing historical performance information for the Composite differs from the SEC’s method for computing the historical performance of the Fund.
The Composite’s returns shown above are presented gross and net of management fees and include the reinvestment of all income. Gross returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. Net of fee performance was calculated using the highest model fee charged for an investment in the strategy. Individual portfolio returns are calculated on a daily valuation basis. These fees and expenses are not reflective of the fees and expenses of the Fund and may vary depending on, among other things, the applicable fee schedule and portfolio size. All returns are expressed in U.S. dollars. The Fund’s fees are reflected in its fee table in the “Summary” section of this prospectus.
The performance of the Composite was prepared in accordance with industry best practices. The Composite performance information is intended to illustrate past performance for substantially similarly managed accounts by Fort Washington. Past performance of the Composite is not indicative of future results. As with any investment there is always the potential for gains as well as the possibility of losses. The Composite performance information presented herein has been calculated and provided by the Fund’s sub-adviser. Although the performance is believed to be reliable, Touchstone Advisors does not guarantee or make any warranty, express or implied, as to the accuracy or completeness of such information.
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High Yield Fund
Garrick T. Bauer, CFA, has managed the Fund, including its Predecessor Fund, since 2016. Mr. Bauer is Managing Director, Portfolio Manager and Head of Credit, and has been employed by Fort Washington since 2013.
Timothy Jossart, CFA, has research responsibilities for certain sectors and has assisted with the management of the Fund including its Predecessor Fund since 2011. Mr. Jossart is Vice President, Portfolio Manager and Head of Leveraged Credit Research and has been employed by Fort Washington since 1996.
Ultra Short Duration Fixed Income Fund
Scott D. Weston, Managing Director and Senior Portfolio Manager, joined Fort Washington in September 1999. He is also Fort Washington’s lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Political Science and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992 and is jointly and primarily responsible for the management of the Fund.
Brent A. Miller, CFA, Vice President and Senior Portfolio Manager, joined Fort Washington in June 2001 and is jointly and primarily responsible for the management of the Fund. He became a portfolio manager in 2008 and was an assistant portfolio manager prior to 2008. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.
Laura L. Mayfield, Senior Portfolio Manager, joined Fort Washington in 2007. She became Senior Portfolio Manager in 2020. Ms. Mayfield graduated from Olivet Nazarene University with a BA in Marketing and Spanish, and received her MBA from Xavier University. She has investment experience dating back to 2010.
Richard V. Schneider, Vice President and Senior Portfolio Manager, joined Fort Washington in 2019. Mr. Schneider is a Vice President and Senior Portfolio Manager on Fort Washington’s Structured Products desk. He is responsible for the commercial mortgage-backed securities (CMBS) portfolios for both Western & Southern Financial Group (the sub-adviser’s parent company) and third-party institutional clients. Prior to joining Fort Washington, he was with Mesirow Financial in Chicago where he was a Managing Director responsible for trading CMBS and other structured products. He also has previous experience at Loop Capital Markets, Lehman Brothers Asset Management, and Lincoln Capital Management. Mr. Schneider received a BS in Mathematics and an MBA from the University of Notre Dame.
Leeward Investments, LLC (“Leeward”) *, located at 201 Washington Street, 29th Floor, Boston, Massachusetts, 02108, an investment adviser registered with the Securities and Exchange Commission, serves as the sub-adviser to the Mid Cap Value Fund and the Small Cap Value Fund. As the sub-adviser, Leeward makes investment decisions for each Fund and also ensures compliance with each Fund’s investment policies and guidelines. Leeward is a limited liability company wholly owned by its employees.
*Effective on March 1, 2022, Leeward Investments, LLC (“Leeward”) replaced LMCG Investments, LLC (“LMCG”) as the Mid Cap Value Fund's and Small Cap Value Fund's sub-adviser. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm and there were no changes to the Funds' investment strategies or investment risks associated with the change in sub-adviser.
Mid Cap Value Fund
R. Todd Vingers, CFA, Portfolio Manager, joined LMCG in 2002 and subsequently joined Leeward upon its founding and spin-out from LMCG in 2022. Mr. Vingers is the President of Leeward and Portfolio Manager on the firm’s investment strategies. He is jointly and primarily responsible for the management of the Fund. Prior to LMCG and Leeward, Mr. Vingers served as portfolio manager at American Century Investments.
Jay Willadsen, CFA, Portfolio Manager, joined LMCG in 2003 as a research analyst and subsequently joined Leeward upon its founding and spin-out from LMCG in 2022. Mr. Willadsen is a Portfolio Manager on the firm’s investment strategies. He is jointly and primarily responsible for the management of the Fund. Prior to LMCG and Leeward, Mr. Willadsen served as a research analyst at Independence Investments.
Small Cap Value Fund
R. Todd Vingers, CFA, Portfolio Manager, joined LMCG in 2002 and subsequently joined Leeward upon its founding and spin-out from LMCG in 2022. Mr. Vingers is the President of Leeward and Portfolio Manager on the firm’s investment strategies. He is jointly and primarily responsible for the management of the Fund. Prior to LMCG and Leeward, Mr. Vingers served as portfolio manager at American Century Investments.
Jay Willadsen, CFA, Portfolio Manager, joined LMCG in 2003 as a research analyst and subsequently joined Leeward upon its founding and spin-out from LMCG in 2022. Mr. Willadsen is a Portfolio Manager on the firm’s investment strategies. He is jointly and primarily responsible for the management of the Fund. Prior to LMCG and Leeward, Mr. Willadsen served as a research analyst at Independence Investments.
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London Company of Virginia, LLC d/b/a The London Company (“The London Company”), located at 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-adviser to the Small Cap Fund and Mid Cap Fund. As sub-adviser, The London Company makes investment decisions for the Funds and also ensures compliance with the Funds’ investment policies and guidelines. The London Company was founded in 1994 and is majority employee owned. Stephen Goddard may be deemed to be a control person of The London Company through his ownership in TLC Holdings LLC, which owns a majority of The London Company. As of September 30, 2022, The London Company had approximately $13.6 billion in assets under management.
Mid Cap Fund and Small Cap Fund
Stephen Goddard, CFA, Founder, CIO and Co-Lead Portfolio Manager, founded The London Company in 1994 and is jointly and primarily responsible for the management of the Funds. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 35 years of investment experience.
Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002 and is jointly and primarily responsible for the management of the Funds. Previously, he founded Primary Research Group. He has over 30 years of investment experience.
J. Brian Campbell, CFA, Principal and Co-Lead Portfolio Manager, joined The London Company in 2010 and is jointly and primarily responsible for the management of the Funds. Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management. He has over 20 years of investment experience.
Mark E. DeVaul, CFA, CPA, Principal and Portfolio Manager, joined The London Company in 2011 and is jointly and primarily responsible for the management of the Funds. Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments. He has over 20 years of investment experience.
Sam Hutchings, CFA, Principal and Portfolio Manager, joined The London Company in 2015 and is jointly and primarily responsible for the management of the Fund. Previously, he held positions as a Senior Consultant at FactSet Research, and as a Research Associate at Eaton Vance. He has over 10 years of investment experience.
Rockefeller & Co. LLC (“Rockefeller”), located at 45 Rockefeller Plaza, Fifth Floor, New York, New York 10111, serves as sub-adviser to the International ESG Equity Fund. As sub-adviser, Rockefeller makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Headquartered in New York City, Rockefeller is a global investment advisory and asset management firm that provides a wide array of services to high net-worth individuals, families, trusts, family offices, mutual funds, foundations, endowments and other institutions and accounts. Rockefeller’s history, through its predecessors, dates back to 1882 when John D. Rockefeller established a New York office to manage the Rockefeller family’s investment, personal, and philanthropic interests. Effective March 1, 2018, Rockefeller became an indirect wholly-owned subsidiary of Rockefeller Capital Management L.P., a new holding company controlled by Viking Global Investors L.P., a global investment firm founded in 1999. The Fund’s investment strategy reflects Rockefeller’s International ESG Equity Strategy, which is managed by two portfolio managers and supported by a team of financial analysts and dedicated ESG analysts. As of September 30, 2022, Rockefeller had approximately $9.5 billion in net assets under management. Rockefeller Capital Management is the marketing name for Rockefeller Capital Management L.P. and its affiliates, including Rockefeller.
International ESG Equity Fund
David P. Harris, CFA, is Chairman of Rockefeller Asset Management and a Senior Portfolio Manager. Mr. Harris has spent more than two decades with Rockefeller. Prior to being named Chairman in 2022, Mr. Harris was President and Chief Investment Officer of Rockefeller Asset Management. Mr. Harris was also previously the firm’s Director of Equity Management, where he led the global equity portfolio and the equity analyst team. Before joining Rockefeller in 1990, Mr. Harris worked at Stein Roe & Farnham, where he was a portfolio manager for non-U.S. and emerging market equity funds. Mr. Harris serves on the Board of Trustees and as Chair of the Investment Committee of St. Barnabas Hospital, the Advisory and Investment Committees of the Studio in a School Association, and the Board of Directors of Quarry Underwriting Assurance Limited. He is a Chartered Financial Analyst® charterholder. Mr. Harris received his bachelor’s degree from the University of Michigan and an MBA with distinction from Cornell University.
Michael Seo, CFA, is a Managing Director and Portfolio Manager of our Global Equity strategies at Rockefeller Asset Management. He joined Rockefeller in 1999 as a Performance Analyst and subsequently assumed the role of Equity Analyst covering the global industrials sector and the role of Director of Equity Research. Mr. Seo is a Chartered Financial Analyst® charterholder and received a B.S. in Finance and Information Systems from the Stern School of Business at New York University.
Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, serves as sub-adviser to the Sands Capital Select Growth Fund. As sub-adviser, Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Sands Capital is controlled by Frank M. Sands. As of September 30, 2022, Sands Capital had approximately $38.6 billion in assets under management.
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Sands Capital Select Growth Fund
Frank M. Sands, CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital in June 2000. Prior to 2008, Mr. Sands was President, Director of Research and Sr. Portfolio Manager. He has investment experience dating back to 1994.
Wesley A. Johnston, CFA, Senior Portfolio Manager, Research Analyst, joined Sands Capital in 2004. He has investment experience dating back to 2004.
Thomas H. Trentman, CFA, Senior Portfolio Manager, Research Analyst, joined Sands Capital in 2005. He has investment experience dating back to 2005.
TOBAM S.A.S. (“TOBAM”), a SEC-registered investment adviser, located at 49-53 Avenue des Champs Elysées, Paris, France, serves as sub-adviser to the Anti-Benchmark® International Core Equity Fund. As sub-adviser, TOBAM makes investment decisions for the Funds and also ensures compliance with each Fund’s investment policies and guidelines. TOBAM is primarily employee-owned, with California Public Employees’ Retirement System (CalPERS) and Amundi Pioneer Asset Management Inc. holding minority interests. As of September 30, 2022, TOBAM had approximately $6 billion in assets under management.
Anti-Benchmark® International Core Equity Fund
Patrick Chedid, Portfolio Manager. Mr. Chedid started his career in the asset management industry in 2012. He first worked as a Quant Risk Manager at La Banque Postale Asset Management (and its subsidiary LBP Structured Asset Management) where he occupied for 6 years the roles of Structured Risk Analyst and Quantitative Analyst & model validation. He then joined TOBAM in April 2018 as a Quant Engineer, implementing research and back testing strategies. He transitioned to the Portfolio Management team at TOBAM in December 2022. He holds an engineering degree from INSA in applied mathematics and a MSc in Actuarial Studies and Financial Engineering from the University of Rouen. He became a CFA charterholder in 2018.
Ayaaz Allymun, Portfolio Manager. Mr. Allymun joined TOBAM in June 2008 as a portfolio manager and researcher. From 2004 he was a portfolio manager at Credit Agricole Asset Management (“CAAM”) in Paris where he managed index funds, enhanced index funds, and multi-strategy funds based on a core/satellite approach. Prior to this, he joined Credit Lyonnais Asset Management (“CLAM”) as a quantitative analyst. Mr. Allymun achieved a DESS (equivalent to MSc) of Applied Mathematics with Honors from Pierre & Marie Curie University (Paris VI).
Mara Maccagnan, Portfolio Manager. Ms. Maccagnan is a portfolio manager with more than 10 years of experience in the investment industry. She started her carrier in 2011 in the structuring department of Banca IMI. She moved in the structured fund team of ANIMA Asset Management Ltd in Dublin in 2012. From 2014 to 2018 she was a portfolio manager of a group of flexible absolute return funds called Smart Volatility and based on a proprietary quantitative risk control model. She joined TOBAM in 2018 as portfolio manager in the equity team. Ms. Maccagnan graduated in Economics from University of Udine and obtained a post MSc diploma in Mathematical Finance from University of Bologna (Faculty of Mathematical, Physical and Natural Science). She became a CAIA charterholder in 2020.
Guillaume Toison, Portfolio Manager. Mr. Toison joined TOBAM in December 2006 as equity portfolio manager. Prior to joining the team, he was quantitative analyst for CAAM in Paris, and part of the team that pioneered development of the company’s statistical arbitrage strategies. Mr. Toison graduated from ENST Paris in Mathematics, Computer Science and Telecommunications.
Additional Information. The SAI provides additional information about the portfolio managers’ compensation structure, other managed accounts and ownership of securities in the Funds.
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CHOOSING A CLASS OF SHARES
Share Class Offerings. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. In addition, certain intermediaries may provide different sales charge discounts and waivers. These sales charge variations and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this prospectus.
Fund	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Active Bond Fund	X	X		X		X
Anti-Benchmark® International Core Equity Fund				X		X
Ares Credit Opportunities Fund	X	X		X		X
Dividend Equity Fund	X	X		X		X	X
High Yield Fund	X	X		X		X
Impact Bond Fund	X	X		X		X	X
International ESG Equity Fund	X	X		X		X
Mid Cap Fund	X	X		X	X	X	X
Mid Cap Value Fund	X	X		X		X
Sands Capital Select Growth Fund	X	X		X	X	X	X
Small Cap Fund	X	X		X		X
Small Cap Value Fund	X	X		X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X	X
Class A Shares (all Funds except Anti-Benchmark® International Core Equity Fund)
The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.
Class A Sales Charge. The following tables show the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone equity funds and the Touchstone fixed income funds. For these purposes, the following Funds are “Touchstone equity funds”: Anti-Benchmark International Core Equity Fund, Dividend Equity Fund, International ESG Equity Fund, Mid Cap Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, Small Cap Fund and Small Cap Value. The following Funds are “Touchstone fixed income funds”: Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund, Impact Bond Fund, and Ultra Short Duration Fixed Income Fund.
Applicable to Touchstone equity funds:
Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None*
*
Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Touchstone equity fund Class A shares of $1,000,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 1.00%.
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Applicable to Touchstone fixed income funds (except the Ultra Short Duration Fixed Income Fund):
Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.35%
$250,000 but less than $500,000	1.50%	1.52%	1.40%
$500,000 or more	0.00%	0.00%	None*
*
Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Touchstone fixed income fund Class A shares of $500,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 0.50%.
Applicable to Touchstone Ultra Short Duration Fixed Income Fund:
Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.50%	1.52%	1.25%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 but less than $500,000	0.50%	0.50%	0.40%
$500,000 or more	0.00%	0.00%	None*
*
Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Touchstone fixed income fund Class A shares of $500,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 0.50%. No Finder's Fee is payable on purchases of the Ultra Short Duration Fixed Income Fund.
Waiver of Class A Sales Charge.* There is no front-end sales charge if you invest $1 million or more in any share class of the Touchstone equity funds. Additionally, there is no front-end sales charge if you invest $500,000 or more in any share class of the Touchstone fixed income funds. If you redeem shares that were part of the $1 million or $500,000 breakpoint purchase within one year of that purchase, you may pay a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, respectively, on the shares redeemed if a commission was paid by Touchstone Securities, Inc. (the “Distributor” or “Touchstone Securities”) to the broker-dealer on the account. There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:
•
Purchases by registered representatives or other employees** (and their immediate family members***) of financial intermediaries having selling agreements with Touchstone Securities.
•
Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.
•
Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.
•
Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs, fee-based wrap or asset allocation programs.
•
Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets. This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts. The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.
•
Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.
•
Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.
*
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
**
The term “employee” is deemed to include current and retired employees.
***
Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, niece or nephew and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.
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Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers. As of the date of this Prospectus, this arrangement applies to shareholders purchasing Fund shares through platforms at the following intermediaries:
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Merrill Lynch
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RBC
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JP Morgan Securities
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Morgan Stanley
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Raymond James
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Ameriprise Financial
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated. You should ask your financial intermediary if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.
You must notify your financial intermediary (or Touchstone Securities for purchases made directly from the Funds) at the time of purchase that you believe you qualify for a sales charge waiver, in addition to providing appropriate proof of your eligibility. Failure to provide such notification and proof may result in you not receiving the sales charge waiver to which you are otherwise entitled. For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the Touchstone Funds’ website: TouchstoneInvestments.com. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.
Reduced Class A Sales Charge. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:
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an individual, an individual’s spouse, or an individual’s children under the age of 21; or
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a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.
The following accounts (“Qualified Accounts”) held in any Touchstone Fund may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:
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Individual accounts
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Joint tenant with rights of survivorship accounts
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Uniform Gifts/Transfers to Minors Act (“UGTMA”) Accounts
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Trust accounts
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Estate accounts
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Guardian/Conservator accounts
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Individual Retirement Accounts (“IRAs”), including Traditional, Roth, Simplified Employee Pension Plans (“SEP”) and Savings Incentive Match Plan for Employees (“SIMPLE”)
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Coverdell Education Savings Accounts (“Education IRAs”)
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments in the Touchstone Fund Complex held in Qualified Accounts. You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the
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price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.
If your shares are held through a financial intermediary, you may combine the current NAV of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.
Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
Letter of Intent. If you plan to invest at least $25,000 in Touchstone equity funds or $50,000 in Touchstone fixed income funds (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months, you may qualify for a reduced sales charge of Class A shares of any Touchstone fund by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $25,000 in Touchstone equity funds or at least $50,000 Touchstone fixed income funds sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), then your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
Other Information. Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds’ website: TouchstoneInvestments.com. You can access this information by selecting the “Resources” link and then the “Sales Charges and Breakpoints” link under the heading “Regulatory.” For more information about qualifying for a reduced or waived sales charge, contact your financial adviser or contact Touchstone at 1.800.543.0407.
Class C Shares (all Funds except Anti-Benchmark® International Core Equity Fund)
Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a Rule 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more. Therefore, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
Effective June 30, 2020 (the “Effective Date”), Class C shares of each Fund automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. The conversion is not considered a taxable event for federal income tax purposes. These automatic conversions are executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares eight (8) years after the Effective Date of this policy. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.
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Class S Shares (Ultra Short Duration Fixed Income Fund only)
Class S shares of the Fund are sold at net asset value (“NAV”) without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. There is no initial sales charge or CDSC on Class S shares. Class S shares are subject to a Rule 12b-1 distribution fee of up to 0.50% of the Fund’s average daily net assets allocable to Class S shares. There is no size limit on purchases of Class S shares.
Class Y Shares (all Funds)
Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Touchstone Funds and are not reflected in the fee tables or expense examples in this prospectus. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Institutional Class Shares (all Funds)
Institutional Class shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.
Class Z Shares (Mid Cap Fund, Sands Capital Select Growth Fund and Ultra Short Duration Fixed Income Fund only)
Class Z shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Z shares are not subject to a Rule 12b-1 fee or CDSC.
Class R6 Shares (Dividend Equity Fund, Impact Bond Fund, Mid Cap Fund and Sands Capital Select Growth Fund only)
No dealer compensation is paid from the sale of Class R6 shares of the Funds. Class R6 shares of the Funds are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a CDSC, or make payments to financial intermediaries/broker-dealers for assisting Touchstone Securities, Inc. (the Fund’s distributor) in promoting the sales of the Fund’s shares. In addition, neither the Funds nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares. An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis.
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DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
12b-1 Distribution Plans. Each Fund offering Class A shares, Class C shares and Class S shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to such shares. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Touchstone Ultra Short Duration Fixed Income Fund’s plan of distribution limits the amount of the 12b-1 fees for Class C shares to 0.75%. Under the Class S plan, the Ultra Short Duration Fixed Income Fund pays an annual fee of up to 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.
Additional Compensation to Financial Intermediaries. Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.
Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.
Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser. Although the Funds may use financial firms that sell the Funds’ shares to effect portfolio transactions for the Funds, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section titled “Touchstone Securities” in the SAI.
Shareholder Servicing Plan. The Trust has adopted a shareholder services plan (the “Plan”) with respect to the Class Z shares of the Mid Cap Fund, the Sands Capital Select Growth Fund, and the Ultra Short Duration Fixed Income Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under the Plan, the Trust (or the Trust’s agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.
The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to
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customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.
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INVESTING WITH TOUCHSTONE
Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals.
Purchasing Your Shares
Please read this prospectus carefully and then determine how much you want to invest.
Existing shareholders of all classes may purchase directly through Touchstone Securities, Inc. (“Touchstone Securities”) or your financial intermediary.
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New shareholders interested in purchasing Classes A, C, S and Institutional shares may do so through your financial intermediary.
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Class Y and Z shares are only available through a financial intermediary or financial institutions such as retirement plans or fee based platforms, which may impose charges in addition to those described in this prospectus.
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Institutional Class shares may be purchased directly through Touchstone Securities or through your financial intermediary.
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Class R6 shares may be purchased directly through Touchstone Securities or through your financial intermediary.
In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial adviser or other financial intermediary, or by visiting TouchstoneInvestments.com. Subject to the restrictions on new accounts described in the section of this prospectus titled “Buying and Selling Fund Shares,” you may purchase shares of the Fund directly from Touchstone Securities or through your financial intermediary.
You may purchase shares in the Fund on a day when the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”). Currently, the NYSE is normally open for trading every weekday except: (1) in the event of an emergency, or (2) for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.
Investor Alert: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See “Market Timing Policy” in this prospectus.) Touchstone Securities may change applicable initial and additional investment minimums at any time.
Opening an Account
Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (typically 4:00 p.m. Eastern time or at such other time that the NYSE establishes official closing prices), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.
Investing in the Funds
By mail or through your financial adviser
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Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.
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Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
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Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
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•
You may also open an account through your financial adviser.
By wire or Automated Clearing House (“ACH”)
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You may open an account by purchasing shares by wire or ACH transfer. Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.
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Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.
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There is no charge imposed by the Funds to make a wire or ACH purchase. Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.
Through your financial intermediary
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You may invest in certain share classes by establishing an account through financial intermediaries such as a bank, broker dealer or mutual fund supermarket that have appropriate selling agreements with Touchstone Securities.
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Your financial intermediary will act as the shareholder of record of your shares.
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Financial intermediaries may set different initial minimum and subsequent investment requirements, may impose other restrictions or may charge you fees for their services.
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Financial intermediaries may designate third party clearing agents to accept purchase and sales orders on the Funds’ behalf. It is the responsibility of the financial intermediary to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.
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Your financial intermediary may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.
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Before investing in the Funds through your financial intermediary, you should read any materials provided by the financial intermediary together with this prospectus.
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Shares held through a financial intermediary may be transferred into your name following procedures established by that firm and Touchstone Securities
By exchange. Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:
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Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
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Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.
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Class Y shares of a Fund are exchangeable for Class Y shares of any other Touchstone Fund, as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.
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Institutional Class shares of the Funds are exchangeable for Institutional Class shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met, although Touchstone Funds that are closed to new investors may not accept exchanges.
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Class R6 shares may be exchanged into Class R6 shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
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Class S shares of the Ultra Short Duration Fixed Income Fund may be exchanged for Class A shares of any Touchstone Fund, including the Ultra Short Duration Fixed Income Fund, if such an exchange can be accommodated by a shareholder’s financial intermediary and the intermediary determines such share class is more suitable to the shareholder’s interests.
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Class A, C, Y, and Z shares may be exchanged into any existing Class Z shares of a Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
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Class A, C, S, Y, R6 and Z shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their respective shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary. Please see the Fund’s SAI for more information under “Choosing a Class of Shares”.”
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Class A, C, Y, S, Z and Institutional shareholders who are eligible to invest in R6 Class shares are eligible to exchange their respective shares for R6 shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary. Please see the fund’s SAI for more information under “Choosing a Class of Shares”.
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Class A and Class C shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial intermediary.
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Class R6 shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class R6 shares for Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial intermediary. Please see the Fund’s SAI for more information under “Choosing a Class of Shares.”
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IMPORTANT INFORMATION ABOUT EXCHANGES: Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
Before making an exchange of your Fund shares, you should carefully review the disclosure provided in the prospectus relating to the Fund into which you are exchanging. Touchstone Funds that are closed to new investors may not accept exchanges. You do not have to pay any exchange fee for your exchange, but if you exchange from a Fund with a lower load schedule to a Fund with a higher load schedule you may be charged the load differential.
You may realize a taxable gain if you exchange shares of a Fund for shares of another Fund. See “Distributions and Taxes — Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.
Through retirement plans.
You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.
Individual Retirement Plans	Employer Sponsored Retirement Plans
•Traditional IRAs	•Defined benefit plans
•SIMPLE IRAs	•Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
•Spousal IRAs
•Roth IRAs	•457 plans
•Education IRAs
•SEP IRAs
To determine which type of retirement plan is appropriate for you, please contact your tax adviser.
For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial intermediary.
Through a processing organization.
You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.
Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this prospectus. You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities. The Authorized Processing Organization may:
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Charge a fee for its services
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Act as the shareholder of record of the shares
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Set different minimum initial and additional investment requirements
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Impose other charges and restrictions
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Designate intermediaries to accept purchase and sales orders on the Funds’ behalf
Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.
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Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates. It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.
Pricing of Purchases
Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, typically 4:00 p.m. Eastern time, or at such other time that the NYSE establishes official closing prices, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following Business Day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.
Adding to Your Account
By check
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Complete the investment form provided with a recent account statement.
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Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Funds.
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Write your account number on the check.
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Either mail the check with the investment form to (1) Touchstone Securities; or (2) to your financial intermediary at the address printed on your account statement. Your financial adviser or financial intermediary is responsible for forwarding payment promptly to Touchstone Securities.
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If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
Through Touchstone Securities - By telephone or Internet
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You can exchange your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.
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You may also exchange your shares online via the Touchstone Funds’ website TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.
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In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:
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Requiring personal identification.
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Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
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Mailing checks only to the account address shown on Touchstone Securities’ records.
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Directing wires only to the bank account shown on Touchstone Securities’ records.
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Providing written confirmation for transactions requested by telephone.
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Digitally recording instructions received by telephone.
By wire or ACH
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Contact your bank and ask it to wire or ACH funds to Touchstone Securities. Specify your name and account number when remitting the funds.
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Your bank may charge a fee for handling wire transfers. ACH transactions take 2-3 business days but can be transferred from most banks without a fee.
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If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com.
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Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, typically 4:00 p.m. Eastern time, or at such other time that the NYSE establishes official closing prices, on a day when the NYSE is open for regular trading.
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Contact Touchstone Securities or your financial intermediary for further instructions.
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By exchange
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You may add to your account by exchanging shares from another Touchstone Fund.
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For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.
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Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website TouchstoneInvestments.com.
Purchases with Securities
Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction. Shareholders should consult with their particular tax adviser regarding their personal tax situation.
Automatic Investment Options
The various ways that you can automatically invest in the Funds are outlined below. Touchstone Securities does not charge any fees for these services. For further details about these services, call Touchstone Securities at 1.800.543.0407. If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.
Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application or special account options to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.
Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash for a non–retirement account and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date. In addition, any undeliverable checks from non-retirement accounts will be deposited into an account for potential escheatment to your state of residence. Checks from open non-retirement accounts that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation. Otherwise, no action will be taken regarding undeliverable or uncashed checks.
Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in our Funds.
Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.
Selling Your Shares
If you elect to receive your redemption proceeds from a non–retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. Otherwise, no action will be taken.
Through Touchstone Securities - By telephone or Internet
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You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.
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You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.
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You may sell shares over the telephone or via the Internet only if the value of the shares sold is less than or equal to $100,000.
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Shares held in qualified retirement plans cannot be sold via Internet.
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If we receive your sale request by the close of the regular session of trading on the NYSE, typically 4:00 p.m. Eastern time, or at such other time that the NYSE establishes official closing prices, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day. Otherwise it will occur on the next Business Day.
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Interruptions in telephone or Internet service could prevent you from selling your shares when you want to. When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.
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In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone or online that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases as long as Touchstone Securities has followed established procedures to confirm that telephone and/or internet trade instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:
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Requiring personal identification details to validate identity.
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Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
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Mailing checks only to the account address shown on Touchstone Securities’ records.
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Directing wires or ACH payments only to the bank account shown on Touchstone Securities’ records.
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Providing written confirmation for transactions requested by telephone or internet.
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Digitally recording instructions received by telephone and/or internet.
Through Touchstone Securities - By mail
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Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.
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Indicate the number of shares or dollar amount to be sold.
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Include your name and account number.
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Sign your request exactly as your name appears on your investment application.
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You may be required to have your signature guaranteed. (See “Signature Guarantees” in this prospectus for more information).
Through Touchstone Securities - By wire
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Complete the appropriate information on the investment application.
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If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.
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You may be charged a fee of up to $15 for wiring redemption proceeds. You may also be charged an additional fee by your bank or financial intermediary. Certain institutional shareholders who trade daily are not charged wire redemption fees.
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Your redemption proceeds may be deposited directly into your bank account through an ACH transaction. There is no fee imposed by the Funds for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction. Contact Touchstone Securities for more information.
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If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at TouchstoneInvestments.com.
Through Touchstone Securities - Through a systematic withdrawal plan
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You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
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Systematic withdrawals can be made monthly, quarterly, semiannually or annually.
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There is no fee for this service.
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There is no minimum account balance required for retirement plans.
Through your Financial intermediary
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You may also sell shares by contacting your financial intermediary, which may charge you a fee for this service. Shares held in street name must be sold through your financial intermediary
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Your financial intermediary is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.
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Your financial intermediary may charge you a fee for selling your shares.
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Redemption proceeds will only be sent to your account at the financial intermediary.
Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.
Pricing of Redemptions
Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.
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Contingent Deferred Sales Charge (“CDSC”)
If you purchase $1 million or more in Touchstone equity fund Class A shares at NAV or $500,000 or more in Touchstone fixed income fund Class A shares at NAV and a commission was paid by Touchstone Securities to a participating broker dealer, a CDSC of up to 1.00% or 0.50%, respectively, may be charged on redemptions made within 1 year of your purchase. Additionally, when an upfront commission is paid to a participating broker dealer on transactions of $1 million or more in Touchstone equity fund Class A shares or $500,000 or more in Touchstone fixed income fund Class A shares, the Fund will withhold any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.
The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.
All sales charges imposed on redemptions are paid to Touchstone Securities. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.
No CDSC is applied if:
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The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge.
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Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.
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Redemptions from a systematic withdrawal plan. The CDSC will be waived if the systematic withdrawal plan is based on a fixed dollar amount or number of shares, and systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan must be based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.
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Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.
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The redemption is for a mandatory withdrawal from a traditional IRA account after reaching the qualified age based on applicable IRS regulations.
The above mentioned CDSC waivers do not apply to Class A share redemptions made within one year of the date of purchase where a Finder’s Fee was paid. The SAI contains further details about the CDSC and the conditions for waiving the CDSC. Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
Signature Guarantees
Some circumstances may require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from many banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:
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Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).
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Proceeds are being sent to an address other than the address of record.
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Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.
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Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.
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Proceeds or shares are being sent/transferred between accounts with different account registrations.
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Market Timing Policy
Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long- term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.
Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.
Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.
The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.
Householding Policy (only applicable for shares held directly through Touchstone Securities).
Each Fund you invest in will send one copy of its prospectus and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding”, reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application. In addition, eDelivery is available for statements, confirms, prospectuses and shareholder reports for shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1.800.534.0407 for more information. If you hold your account through a Broker Dealer or Financial Intermediary please contact them directly to inquire about eDelivery opportunities.
Receiving Sale Proceeds
Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the SAI) or by selling other Fund assets. A redemption-in-kind may be used under unusual circumstances and is discussed below in more detail.
Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial adviser, Authorized Processing Organization or financial institution may benefit from the use of your money.
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Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.
Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, including redemption proceeds reinvested from an unaffiliated money market fund, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. If the redemption proceeds were from the sale of your Class A shares, and the sales load that you incurred on the initial purchase is equal to or more than the sales charge for the Fund in which you are reinvesting you can reinvest into Class A shares of any applicable Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request. If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. For federal income tax purposes, an exchange of Fund shares is treated as the sale of the shares of one Fund and the purchase of the shares of the other Fund. As a result, the exchange may result in a tax consequence if you have a capital gain or loss in the Fund shares you are selling/exchanging.
Low Account Balances (only applicable for shares held directly through Touchstone Securities). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the UGTMA. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.
Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:
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When the NYSE is closed on days other than customary weekends and holidays;
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When trading on the NYSE is restricted; or
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During any other time when the SEC, by order, permits.
Redemption in-Kind. Under unusual circumstances (such as a market emergency), when the Board deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value in order to meet redemption requests. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in- kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.
Pricing of Fund Shares
Each Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading (typically 4:00 p.m., Eastern time or at such other time that the NYSE establishes official closing prices) every day the NYSE is open. Each Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.
The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Adviser, which has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Adviser as the valuation designee may use pricing services to determine market value for investments. Some specific pricing strategies follow:
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All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Adviser as the valuation designee has determined as fair value.
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Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.
Any foreign securities held by a Fund will be priced as follows:
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All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
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Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
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Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.
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Securities held by a Fund that do not have readily available market quotations are priced at their fair value using procedures established by the Adviser and adopted by the Board. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:
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If the validity of market quotations is deemed to be not reliable.
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If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
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If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
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If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.
The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Funds have established fair value policies and procedures that delegate fair value responsibilities to the Adviser, as the Fund's valuation designee. These policies and procedures outline the fair value method for the Adviser. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that mutual fund.
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DISTRIBUTIONS AND TAXES
Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. The table below outlines when net investment income dividends are declared and paid by each Fund.
Fund	Dividends Declared	Dividends Paid
Active Bond Fund	Monthly	Monthly
Anti-Benchmark® International Core Equity Fund	Annually	Annually
Ares Credit Opportunities Fund	Monthly	Monthly
Dividend Equity Fund	Quarterly	Quarterly
High Yield Fund	Monthly	Monthly
Impact Bond Fund	Monthly	Monthly
International ESG Equity Fund	Annually	Annually
Mid Cap Fund	Annually	Annually
Mid Cap Value Fund	Quarterly	Quarterly
Sands Capital Select Growth Fund	Annually	Annually
Small Cap Fund	Annually	Annually
Small Cap Value Fund	Quarterly	Quarterly
Ultra Short Duration Fixed Income Fund	Daily	Monthly
Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.
You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25; for amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Fund and class. To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407. If you hold your shares through a financial institution, you must contact the institution to elect cash payment. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment.
A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.
For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.
Federal Income Tax Information
The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.
General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under Subchapter M of Chapter 1, Subtitle A of the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to a Fund’s shareholders substantially all of the Fund’s net investment income and net short-term capital gains each year. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to federal income tax at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary
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dividend income and generally eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash. Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by a Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.
Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.
Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.
Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain or loss, generally, will be a capital gain or loss, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
Returns of Capital. If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.
Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are advised to consult their own tax advisers as to the U.S. and foreign tax consequences of an investment in a Fund.
Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes paid by a Fund during the prior taxable year.
Important Tax Reporting Considerations. The Funds are required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012 (“covered shares”). This information is reported on Form 1099-B. The average cost method will be used to determine the cost basis of covered shares unless the
118

shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.   Please consult your tax adviser for additional information regarding cost basis reporting and your situation.
Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
This section is only a summary of some important federal income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds’ SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.
119

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund, except as noted below, were audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, is included in the Funds' September 30, 2022 annual report. The financial highlights for the Dividend Equity Fund were audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal period ended September 30, 2021. The financial highlights for the Dividend Equity Fund for the fiscal years ended October 31, 2020, 2019, 2018 and 2017 were audited by another independent registered public accounting firm.
You can obtain the Funds’ most recent annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The annual report has been incorporated by reference into the SAI.
120

Touchstone Active Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$10.47	$0.23	$(0.43)	$(0.20)	$(0.26)	$—(2)	$(0.26)	$10.01	(1.87)%	$133,083	0.90%	0.97%	2.34%	448%(3)
09/30/19	10.01	0.27	0.68	0.95	(0.28)	—	(0.28)	10.68	9.68	127,502	0.90	1.00	2.68	235
09/30/20	10.68	0.28(4)	0.55	0.83	(0.28)	—	(0.28)	11.23	7.91	128,086	0.90	0.95	2.54	261
09/30/21	11.23	0.22(4)	(0.10)	0.12	(0.23)	—	(0.23)	11.12	1.10	186,813	0.90	0.93	1.99	144(5)
09/30/22	11.12	0.23(4)	(2.04)	(1.81)	(0.25)	(0.03)	(0.28)	9.03	(16.52)	135,000	0.85	0.93	2.20	159
Class C
09/30/18	$9.68	$0.20	$(0.46)	$(0.26)	$(0.19)	$—(2)	$(0.19)	$9.23	(2.64)%	$23,807	1.65%	1.79%	1.59%	448%(3)
09/30/19	9.23	0.12	0.68	0.80	(0.21)	—	(0.21)	9.82	8.83	11,743	1.65	1.85	1.93	235
09/30/20	9.82	0.18(4)	0.51	0.69	(0.21)	—	(0.21)	10.30	7.11	5,618	1.65	1.93	1.79	261
09/30/21	10.30	0.13(4)	(0.09)	0.04	(0.16)	—	(0.16)	10.18	0.39	9,229	1.64	1.93	1.25	144(5)
09/30/22	10.18	0.14(4)	(1.87)	(1.73)	(0.18)	(0.03)	(0.21)	8.24	(17.17)	4,667	1.58	1.89	1.46	159
Class Y
09/30/18	$10.46	$0.26	$(0.43)	$(0.17)	$(0.29)	$—(2)	$(0.29)	$10.00	(1.62)%	$165,937	0.65%	0.70%	2.59%	448%(3)
09/30/19	10.00	0.31	0.67	0.98	(0.31)	—	(0.31)	10.67	9.96	90,336	0.65	0.73	2.93	235
09/30/20	10.67	0.30(4)	0.56	0.86	(0.31)	—	(0.31)	11.22	8.18	90,235	0.65	0.73	2.79	261
09/30/21	11.22	0.25(4)	(0.10)	0.15	(0.26)	—	(0.26)	11.11	1.35	92,882	0.65	0.70	2.24	144(5)
09/30/22	11.11	0.25(4)	(2.03)	(1.78)	(0.28)	(0.03)	(0.31)	9.02	(16.32)	56,003	0.60	0.68	2.44	159
Institutional Class
09/30/18	$10.46	$0.27	$(0.43)	$(0.16)	$(0.30)	$—(2)	$(0.30)	$10.00	(1.54)%	$38,715	0.57%	0.66%	2.67%	448%(3)
09/30/19	10.00	0.30	0.69	0.99	(0.32)	—	(0.32)	10.67	10.06	96,477	0.57	0.66	3.01	235
09/30/20	10.67	0.31(4)	0.56	0.87	(0.32)	—	(0.32)	11.22	8.23	134,659	0.57	0.63	2.87	261
09/30/21	11.22	0.26(4)	(0.10)	0.16	(0.27)	—	(0.27)	11.11	1.43	99,607	0.57	0.61	2.32	144(5)
09/30/22	11.11	0.26(4)	(2.04)	(1.78)	(0.28)	(0.03)	(0.31)	9.02	(16.26)	68,399	0.52	0.59	2.53	159

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Less than $0.005 per share.
(3)
Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on
October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

(4)	The net investment income per share was based on average shares outstanding for the period.
(5)
Portfolio turnover excludes the purchases and sales of securities of the AIG U.S. Government Securities Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.

121

Touchstone Anti-Benchmark® International Core Equity Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class Y
09/30/19(1)	$10.00	$0.24	$(0.03)	$0.21	$(0.01)	$ —	$(0.01)	$10.20	2.13%(2)	$3	0.69%(3)	373.97%(3)	2.74%(3)	117%(2)(4)
09/30/20	10.20	0.08	0.81	0.89	(0.23)	—	(0.23)	10.86	8.74	243	0.69	9.11	1.43	79
09/30/21	10.86	0.16	0.96	1.12	(0.20)	—	(0.20)	11.78	10.32	272	0.69	3.40	1.34	62
09/30/22	11.78	0.17(5)	(3.53)	(3.36)	(0.35)	(0.91)	(1.26)	7.16	(31.55)	155	0.69	4.49	1.81	84
Institutional Class
09/30/19(1)	$10.00	$0.21	$—	$0.21	$(0.01)	$ —	$(0.01)	$10.20	2.14%(2)	$36,710	0.59%(3)	1.13%(3)	2.84%(3)	117%(2)(4)
09/30/20	10.20	0.17	0.75	0.92	(0.24)	—	(0.24)	10.88	9.00	36,876	0.59	0.96	1.53	79
09/30/21	10.88	0.18	0.96	1.14	(0.22)	—	(0.22)	11.80	10.43	39,225	0.59	0.97	1.44	62
09/30/22	11.80	0.19(5)	(3.49)	(3.30)	(0.46)	(0.91)	(1.37)	7.13	(31.26)	8,440	0.59	1.52	1.91	84

(1)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover excludes securities received from processing a subscription-in-kind.
(5)	The net investment income per share was based on average shares outstanding for the period.
122

Touchstone Ares Credit Opportunities Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Return of capital	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/18	$10.41	$0.49	$(0.13)	$0.36	$(0.53)	$(0.28)	$ —	$(0.81)	$9.96	3.50%	$153	1.76%	10.00%	5.00%	70%
06/30/19	9.96	0.52	0.12	0.64	(0.54)	(0.11)	—	(0.65)	9.95	6.69	226	1.55	7.56	5.46	94
09/30/19(4)	9.95	0.20	0.04	0.24	(0.12)	(0.04)	—	(0.16)	10.03	1.40(5)	7,239	1.18(6)	2.55(6)	5.43(6)	28(5)(7)
09/30/20	10.03	0.57	(0.61)	(0.04)	(0.54)	—	—	(0.54)	9.45	(0.29)	5,597	1.18	1.61	5.90	115
09/30/21	9.45	0.47(8)	1.07	1.54	(0.53)	—	—	(0.53)	10.46	16.67	141,422	1.09	1.32	4.45	135(9)
09/30/22	10.46	0.47(8)	(1.53)	(1.06)	(0.43)	(0.32)	(0.01)	(0.76)	8.64	(10.60)	115,483	1.07	1.26	4.87	72
Class C
06/30/18	$10.44	$0.44	$(0.15)	$0.29	$(0.45)	$(0.28)	$ —	$(0.73)	$10.00	2.69%	$22	2.51%	34.60%	4.25%	70%
06/30/19	10.00	0.43	0.14	0.57	(0.48)	(0.11)	—	(0.59)	9.98	5.97	127	2.26	11.81	4.75	94
09/30/19(4)	9.98	0.19	(0.27)	(0.08)	(0.11)	(0.04)	—	(0.15)	9.75	1.15(5)	4,538	1.93(6)	3.62(6)	4.68(6)	28(5)(7)
09/30/20	9.75	0.52	(0.62)	(0.10)	(0.47)	—	—	(0.47)	9.18	(0.98)	2,246	1.93	2.61	5.15	115
09/30/21	9.18	0.40(8)	1.02	1.42	(0.47)	—	—	(0.47)	10.13	15.79	31,605	1.56	2.17	3.98	135(9)
09/30/22	10.13	0.42(8)	(1.47)	(1.05)	(0.40)	(0.32)	(0.01)	(0.73)	8.35	(11.01)	17,575	1.47	2.05	4.47	72
Class Y
06/30/18	$10.41	$0.50	$(0.12)	$0.38	$(0.55)	$(0.28)	$ —	$(0.83)	$9.96	3.73%	$444	1.51%	4.29%	5.25%	70%
06/30/19	9.96	0.60	0.06	0.66	(0.56)	(0.11)	—	(0.67)	9.95	7.05	11,356	1.09	1.71	5.93	94
09/30/19(4)	9.95	0.17	0.21	0.38	(0.13)	(0.04)	—	(0.17)	10.16	1.54(5)	47,483	0.93(6)	1.60(6)	5.68(6)	28(5)(7)
09/30/20	10.16	0.59	(0.62)	(0.03)	(0.56)	—	—	(0.56)	9.57	(0.13)	36,558	0.93	1.20	6.15	115
09/30/21	9.57	0.48(8)	1.11	1.59	(0.55)	—	—	(0.55)	10.61	16.98	101,613	0.88	1.07	4.66	135(9)
09/30/22	10.61	0.49(8)	(1.54)	(1.05)	(0.45)	(0.32)	(0.01)	(0.78)	8.78	(10.47)	135,892	0.87	1.02	5.07	72
Institutional Class
06/30/18	$10.41	$0.55	$(0.16)	$0.39	$(0.56)	$(0.28)	$ —	$(0.84)	$9.96	3.85%	$51,715	1.41%	1.59%	5.35%	70%
06/30/19	9.96	0.58	0.09	0.67	(0.57)	(0.11)	—	(0.68)	9.95	7.04	47,531	1.24	1.50	5.78	94
09/30/19(4)	9.95	0.15	0.29	0.44	(0.13)	(0.04)	—	(0.17)	10.22	1.57(5)	48,158	0.83(6)	1.36(6)	5.78(6)	28(5)(7)
09/30/20	10.22	0.61	(0.63)	(0.02)	(0.57)	—	—	(0.57)	9.63	(0.02)	42,982	0.83	1.06	6.25	115
09/30/21	9.63	0.49(8)	1.12	1.61	(0.56)	—	—	(0.56)	10.68	17.07	2,627	0.78	0.97	4.76	135(9)
09/30/22	10.68	0.51(8)	(1.56)	(1.05)	(0.46)	(0.32)	(0.01)	(0.79)	8.84	(10.39)	2,139	0.77	1.15	5.17	72

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.03%, 1.04%, 1.08%, 1.08%, 1.45% and
1.69%, for Class C was 1.43%, 1.51%, 1.83%, 1.83%, 2.16% and 2.44%, for Class Y was 0.83%, 0.83%, 0.83%, 0.83%, 0.99% and 1.44%, and for Institutional Class was 0.73%
0.73%, 0.73%, 0.73%, 1.14% and 1.34% for the years ended September 30, 2022, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019 and 2018, respectively.

(3)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.22%, 1.27%, 1.51%, 2.45%, 7.46% and
9.93%, for Class C was 2.01%, 2.12%, 2.51%, 3.52%, 11.71% and 34.53%, for Class Y was 0.98%, 1.02%, 1.10%, 1.50%, 1.61% and 4.22%, and for Institutional Class was 1.11%,
0.92%, 0.96%, 1.26%, 1.40% and 1.52% for the years ended September 30, 2022, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019 and 2018, respectively.

(4)	The Fund changed its fiscal year end from June 30 to September 30.
(5)	Not annualized.
(6)	Annualized.
(7)
Portfolio turnover excludes the purchases and sales of securities by the Touchstone Ares Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.

(8)	The net investment income per share was based on average shares outstanding for the period.
(9)
Portfolio turnover excludes the purchases and sales of securities by the Touchstone Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on
June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.

123

Touchstone Dividend Equity Fund
Period ended	Net asset value at beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
10/31/17	$16.66	$0.45	$2.28	$2.73	$(0.54)	$(0.04)	$(0.58)	$18.81	16.57%	$4,598,192	1.04%	1.04%	2.52%	45%
10/31/18	18.81	0.47	0.15	0.62	(0.44)	(1.44)	(1.88)	17.55	3.03	3,570,189	1.04	1.04	2.57	38
10/31/19	17.55	0.50	0.39	0.89	(0.49)	(0.78)	(1.27)	17.17	5.42	2,381,987	1.05	1.05	2.90	37
10/31/20	17.17	0.55	(2.42)	(1.87)	(0.60)	(0.58)	(1.18)	14.12	(11.33)	1,666,379	1.09	1.09	3.60	68
09/30/21(3)	14.12	0.29	2.83	3.12	(0.36)	—	(0.36)	16.88	22.13(4)	1,737,804	1.09(5)	1.09(5)	1.91(5)	83(4)(6)
09/30/22	16.88	0.28	(1.87)	(1.59)	(0.30)	(0.31)	(0.61)	14.68	(9.90)	1,398,059	0.99	1.00	1.64	12
Class C
10/31/17	$16.53	$0.33	$2.26	$2.59	$(0.43)	$(0.04)	$(0.47)	$18.65	15.80%	$3,682,928	1.69%	1.69%	1.87%	45%
10/31/18	18.65	0.35	0.14	0.49	(0.32)	(1.44)	(1.76)	17.38	2.31	3,142,587	1.69	1.69	1.92	38
10/31/19	17.38	0.38	0.39	0.77	(0.37)	(0.78)	(1.15)	17.00	4.78	2,421,728	1.70	1.70	2.27	37
10/31/20	17.00	0.47	(2.40)	(1.93)	(0.50)	(0.58)	(1.08)	13.99	(11.89)	1,117,141	1.74	1.74	2.99	68
09/30/21(3)	13.99	0.19	2.80	2.99	(0.24)	—	(0.24)	16.74	21.38(4)	806,336	1.75(5)	1.77(5)	1.27(5)	83(4)(6)
09/30/22	16.74	0.16	(1.86)	(1.70)	(0.17)	(0.31)	(0.48)	14.56	(10.54)	471,273	1.69	1.76	0.94	12
Class Y
10/31/17	$16.65	$0.47	$2.29	$2.76	$(0.58)	$(0.04)	$(0.62)	$18.79	16.80%	$5,499,586	0.84%	0.84%	2.67%	45%
10/31/18	18.79	0.51	0.15	0.66	(0.49)	(1.44)	(1.93)	17.52	3.21	5,289,972	0.84	0.84	2.77	38
10/31/19	17.52	0.53	0.39	0.92	(0.52)	(0.78)	(1.30)	17.14	5.66	4,094,116	0.85	0.85	3.13	37
10/31/20	17.14	0.61	(2.44)	(1.83)	(0.63)	(0.58)	(1.21)	14.10	(11.11)	1,691,794	0.88	0.88	3.83	68
09/30/21(3)(7)	14.10	0.33	2.81	3.14	(0.39)	—	(0.39)	16.85	22.33(4)	1,161,841	0.88(5)	0.88(5)	2.14(5)	83(4)(6)
09/30/22	16.85	0.32	(1.86)	(1.54)	(0.34)	(0.31)	(0.65)	14.66	(9.69)	772,987	0.74	0.74	1.89	12
Institutional Class
09/30/21(3)(8)	$17.02	$0.07	$(0.17)	$(0.10)	$(0.08)	$ —	$(0.08)	$16.84	(0.61)%(4)	$313	0.67%(5)	3.37%(5)	2.01%(5)	83%(4)(6)
09/30/22	16.84	0.33	(1.85)	(1.52)	(0.36)	(0.31)	(0.67)	14.65	(9.62)	885	0.67	1.80	1.97	12
Class R6
09/30/21(3)(9)	$17.34	$0.06	$(0.48)	$(0.42)	$(0.08)	$ —	$(0.08)	$16.84	(2.44)%(4)	$2	0.65%(5)	359.78%(5)	2.26%(5)	83%(4)(6)
09/30/22	16.84	0.32	(1.84)	(1.52)	(0.36)	(0.31)	(0.67)	14.65	(9.56)	1,510	0.65	1.76	1.99	12

(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	The Fund changed its fiscal year end from October 31 to September 30.
(4)	Not annualized.
(5)	Annualized.
(6)
Portfolio turnover excludes the purchases and sales of securities by the AIG Select Dividend Growth Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.

(7)	Effective July 16, 2021, Class W shares of the AIG Focused Dividend Strategy Fund were reorganized into Class Y shares of the Fund.
(8)	Represents the period from commencement of operations (July 19, 2021) through September 30, 2021.
(9)	Represents the period from commencement of operations (August 2, 2021) through September 30, 2021.
124

Touchstone High Yield Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$8.43	$0.41	$(0.31)	$0.10	$(0.41)	$(0.41)	$8.12	1.24%	$12,457	1.05%	1.29%	4.76%	59%
09/30/19	8.12	0.40	0.16	0.56	(0.41)	(0.41)	8.27	7.08	14,642	1.05	1.28	4.95	63
09/30/20	8.27	0.39	(0.41)	(0.02)	(0.39)	(0.39)	7.86	(0.13)	14,578	1.05	1.25	4.84	89
09/30/21	7.86	0.36	0.48	0.84	(0.37)	(0.37)	8.33	10.84	15,081	1.05	1.21	4.35	96
09/30/22	8.33	0.33	(1.54)	(1.21)	(0.35)	(0.35)	6.77	(14.88)	11,824	1.05	1.26	4.33	57
Class C
09/30/18	$8.41	$0.34	$(0.30)	$0.04	$(0.35)	$(0.35)	$8.10	0.50%	$9,444	1.80%	2.00%	4.01%	59%
09/30/19	8.10	0.34	0.16	0.50	(0.35)	(0.35)	8.25	6.31	4,582	1.80	2.10	4.20	63
09/30/20	8.25	0.29	(0.37)	(0.08)	(0.33)	(0.33)	7.84	(0.89)	1,250	1.80	2.35	4.09	89
09/30/21	7.84	0.26	0.52	0.78	(0.31)	(0.31)	8.31	10.07	835	1.80	2.83	3.60	96
09/30/22	8.31	0.28	(1.54)	(1.26)	(0.30)	(0.30)	6.75	(15.55)	700	1.80	2.82	3.58	57
Class Y
09/30/18	$8.67	$0.44	$(0.32)	$0.12	$(0.44)	$(0.44)	$8.35	1.44%	$63,983	0.80%	0.88%	5.01%	59%
09/30/19	8.35	0.47	0.14	0.61	(0.44)	(0.44)	8.52	7.52	44,030	0.80	0.91	5.20	63
09/30/20	8.52	0.44	(0.45)	(0.01)	(0.42)	(0.42)	8.09	0.02	33,694	0.80	0.89	5.09	89
09/30/21	8.09	0.39	0.50	0.89	(0.40)	(0.40)	8.58	11.18	36,447	0.80	0.89	4.60	96
09/30/22	8.58	0.39	(1.62)	(1.23)	(0.37)	(0.37)	6.98	(14.70)	22,994	0.80	0.96	4.58	57
Institutional Class
09/30/18	$8.66	$0.44	$(0.30)	$0.14	$(0.45)	$(0.45)	$8.35	1.63%	$111,705	0.72%	0.76%	5.09%	59%
09/30/19	8.35	0.44	0.16	0.60	(0.44)	(0.44)	8.51	7.47	135,328	0.72	0.77	5.28	63
09/30/20	8.51	0.43	(0.42)	0.01	(0.43)	(0.43)	8.09	0.21	135,974	0.72	0.75	5.17	89
09/30/21	8.09	0.40	0.50	0.90	(0.41)	(0.41)	8.58	11.27	87,056	0.72	0.75	4.68	96
09/30/22	8.58	0.37	(1.59)	(1.22)	(0.38)	(0.38)	6.98	(14.63)	67,076	0.72	0.82	4.66	57

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
125

Touchstone Impact Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$10.13	$0.22	$(0.33)	$(0.11)	$(0.25)	$(0.25)	$9.77	(1.07)%	$5,697	0.85%	1.30%	2.25%	40%
09/30/19	9.77	0.23	0.69	0.92	(0.25)	(0.25)	10.44	9.59	10,083	0.85	1.19	2.28	22
09/30/20	10.44	0.19	0.37	0.56	(0.20)	(0.20)	10.80	5.46	16,509	0.85	1.03	1.83	21
09/30/21	10.80	0.15	(0.21)	(0.06)	(0.17)	(0.17)	10.57	(0.57)	17,997	0.84	0.93	1.43	24
09/30/22	10.57	0.18	(1.70)	(1.52)	(0.20)	(0.20)	8.85	(14.52)	11,777	0.76	0.93	1.79	19
Class C
09/30/18	$10.12	$0.16	$(0.35)	$(0.19)	$(0.18)	$(0.18)	$9.75	(1.94)%	$1,087	1.60%	2.78%	1.50%	40%
09/30/19	9.75	0.16	0.70	0.86	(0.18)	(0.18)	10.43	8.89	1,475	1.60	2.94	1.53	22
09/30/20	10.43	0.12	0.37	0.49	(0.13)	(0.13)	10.79	4.69	1,737	1.60	2.55	1.08	21
09/30/21	10.79	0.07	(0.21)	(0.14)	(0.09)	(0.09)	10.56	(1.32)	1,635	1.59	2.37	0.68	24
09/30/22	10.56	0.10	(1.69)	(1.59)	(0.13)	(0.13)	8.84	(15.18)	1,415	1.51	2.25	1.04	19
Class Y
09/30/18	$10.15	$0.24	$(0.33)	$(0.09)	$(0.28)	$(0.28)	$9.78	(0.92)%	$54,895	0.60%	0.67%	2.50%	40%
09/30/19	9.78	0.26	0.69	0.95	(0.28)	(0.28)	10.45	9.84	95,218	0.60	0.68	2.53	22
09/30/20	10.45	0.22	0.38	0.60	(0.23)	(0.23)	10.82	5.81	145,821	0.60	0.64	2.08	21
09/30/21	10.82	0.19	(0.22)	(0.03)	(0.20)	(0.20)	10.59	(0.32)	199,280	0.59	0.60	1.68	24
09/30/22	10.59	0.20	(1.70)	(1.50)	(0.23)	(0.23)	8.86	(14.37)	225,457	0.51	0.52	2.04	19
Institutional Class
09/30/18	$10.14	$0.26	$(0.33)	$(0.07)	$(0.29)	$(0.29)	$9.78	(0.72)%	$191,224	0.50%	0.60%	2.60%	40%
09/30/19	9.78	0.27	0.69	0.96	(0.29)	(0.29)	10.45	9.95	207,462	0.50	0.60	2.63	22
09/30/20	10.45	0.23	0.38	0.61	(0.24)	(0.24)	10.82	5.92	227,734	0.50	0.59	2.18	21
09/30/21	10.82	0.19	(0.21)	(0.02)	(0.21)	(0.21)	10.59	(0.22)	216,914	0.49	0.57	1.78	24
09/30/22	10.59	0.21	(1.70)	(1.49)	(0.24)	(0.24)	8.86	(14.29)	243,902	0.41	0.49	2.14	19
Class R6
09/30/22(2)	$10.51	$0.19	$(1.61)	$(1.42)	$(0.23)	$(0.23)	$8.86	(13.72)%(3)	$2	0.37%(4)	238.46%(4)	2.18%(4)	19%

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (November 22, 2021) through September 30, 2022.
(3)	Not annualized.
(4)	Annualized.
126

Touchstone International ESG Equity Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$9.40	$0.24	$0.35	$0.59	$(0.23)	$(0.18)	$(0.41)	$9.58	6.41%	$11,984	1.20%	1.41%	2.16%	68%
09/30/19	9.58	0.15	(0.29)	(0.14)	(0.17)	(0.77)	(0.94)	8.50	(0.81)	10,333	1.20	1.52	1.71	123
09/30/20	8.50	0.03	0.62	0.65	(0.02)	(1.69)	(1.71)	7.44	7.93	11,719	1.17	1.81	0.68	80
09/30/21	7.44	0.12	1.57	1.69	(0.03)	—	(0.03)	9.10	22.73	10,218	1.17	1.64	1.06	52
09/30/22	9.10	0.15	(2.66)	(2.51)	(0.12)	(0.50)	(0.62)	5.97	(29.67)	6,595	1.17	1.59	1.94	32
Class C
09/30/18	$9.39	$0.14	$0.38	$0.52	$(0.16)	$(0.18)	$(0.34)	$9.57	5.62%	$19,455	1.95%	2.07%	1.41%	68%
09/30/19	9.57	0.09	(0.30)	(0.21)	(0.11)	(0.77)	(0.88)	8.48	(1.61)	10,691	1.95	2.16	1.05	123
09/30/20	8.48	(0.03)	0.64	0.61	(—)(2)	(1.69)	(1.69)	7.40	7.35	4,066	1.95	2.56	(0.10)	80
09/30/21	7.40	—	1.61	1.61	—	—	—	9.01	21.76	2,727	1.95	2.56	0.28	52
09/30/22	9.01	0.08	(2.64)	(2.56)	—	(0.50)	(0.50)	5.95	(30.16)	1,086	1.95	2.72	1.16	32
Class Y
09/30/18	$9.38	$0.23	$0.37	$0.60	$(0.25)	$(0.18)	$(0.43)	$9.55	6.59%	$56,185	0.95%	0.99%	2.41%	68%
09/30/19	9.55	0.18	(0.30)	(0.12)	(0.19)	(0.77)	(0.96)	8.47	(0.57)	16,554	0.95	1.09	2.17	123
09/30/20	8.47	0.07	0.61	0.68	(0.03)	(1.69)	(1.72)	7.43	8.32	11,550	0.90	1.49	0.95	80
09/30/21	7.43	0.10	1.61	1.71	(0.05)	—	(0.05)	9.09	23.07	20,434	0.90	1.34	1.33	52
09/30/22	9.09	0.18	(2.66)	(2.48)	(0.12)	(0.50)	(0.62)	5.99	(29.43)	14,560	0.90	1.30	2.21	32
Institutional Class
09/30/19(3)	$8.05(4)	$(0.01)	$0.45	$0.44	$(0.01)	$ —	$(0.01)	$8.48	5.46%(5)	$3	0.89%(6)	2,643.52%(6)	(0.97)%(6)	123%
09/30/20	8.48	0.07	0.60	0.67	(0.03)	(1.69)	(1.72)	7.43	8.30	3	0.89	314.41	0.96	80
09/30/21	7.43	0.12	1.60	1.72	(0.05)	—	(0.05)	9.10	23.21	4	0.89	255.65	1.34	52
09/30/22	9.10	0.22	(2.70)	(2.48)	(0.14)	(0.50)	(0.64)	5.98	(29.41)	5,913	0.89	1.18	2.22	32

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Less than $0.005 per share.
(3)	Represents the period from commencement of operations (August 23, 2019) through September 30, 2019.
(4)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on August 23, 2019.
(5)	Not annualized.
(6)	Annualized.
127

Touchstone Mid Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$30.50	$0.01(4)	$4.79	$4.80	$—	$(0.31)	$(0.31)	$34.99	15.83%	$36,824	1.24%	1.35%	0.04%	46%
09/30/19	34.99	0.05	5.00	5.05	(0.02)	(1.15)	(1.17)	38.87	15.34	61,772	1.23	1.36	0.19	25
09/30/20	38.87	0.03(4)	1.27	1.30	(0.24)	(0.89)	(1.13)	39.04	3.32	103,964	1.21	1.29	0.08	18
09/30/21	39.04	(0.07)(4)	8.33	8.26	(0.13)	(0.70)	(0.83)	46.47	21.34	137,477	1.22	1.23	(0.15)	21(6)
09/30/22	46.47	(0.05)(4)	(6.26)	(6.31)	(0.15)	(1.21)	(1.36)	38.80	(14.13)	109,653	1.23	1.23	(0.11)	15(6)
Class C
09/30/18	$29.02	$(0.22)(4)	$4.52	$4.30	$—	$(0.31)	$(0.31)	$33.01	14.91%	$56,274	1.99%	2.08%	(0.71)%	46%
09/30/19	33.01	(0.17)	4.65	4.48	—	(1.15)	(1.15)	36.34	14.48	66,855	1.98	2.07	(0.56)	25
09/30/20	36.34	(0.23)(4)	1.16	0.93	—	(0.89)	(0.89)	36.38	2.54	78,959	1.96	2.00	(0.67)	18
09/30/21	36.38	(0.36)(4)	7.74	7.38	(0.06)	(0.70)	(0.76)	43.00	20.47	90,388	1.93	1.93	(0.86)	21(6)
09/30/22	43.00	(0.34)(4)	(5.74)	(6.08)	(0.07)	(1.21)	(1.28)	35.64	(14.71)	65,812	1.93	1.93	(0.81)	15(6)
Class Y
09/30/18	$30.77	$0.10(4)	$4.82	$4.92	$(0.05)	$(0.31)	$(0.36)	$35.33	16.09%	$712,578	0.99%	1.05%	0.29%	46%
09/30/19	35.33	0.14	5.05	5.19	(0.04)	(1.15)	(1.19)	39.33	15.62	1,194,001	0.98	1.07	0.44	25
09/30/20	39.33	0.12(4)	1.28	1.40	(0.29)	(0.89)	(1.18)	39.55	3.57	2,443,232	0.96	1.00	0.33	18
09/30/21	39.55	0.05(4)	8.44	8.49	(0.16)	(0.70)	(0.86)	47.18	21.64	3,258,367	0.97(7)	0.93	0.10	21(6)
09/30/22	47.18	0.08(4)	(6.36)	(6.28)	(0.18)	(1.21)	(1.39)	39.51	(13.87)	2,789,008	0.94(7)	0.95	0.17	15(6)
Class Z
09/30/18	$30.32	$0.01(4)	$4.76	$4.77	$—	$(0.31)	$(0.31)	$34.78	15.83%	$20,464	1.24%	1.40%	0.04%	46%
09/30/19	34.78	0.05	4.96	5.01	(0.02)	(1.15)	(1.17)	38.62	15.32	61,657	1.22	1.37	0.19	25
09/30/20	38.62	0.03(4)	1.25	1.28	(0.26)	(0.89)	(1.15)	38.75	3.30	77,184	1.21	1.30	0.08	18
09/30/21	38.75	(—)(4)	8.20	8.20	(0.13)	(0.70)	(0.83)	46.12	21.33	54,368	1.22	1.25	(0.15)	21(6)
09/30/22	46.12	(0.05)(4)	(6.21)	(6.26)	(0.14)	(1.21)	(1.35)	38.51	(14.12)	37,449	1.23	1.26	(0.11)	15(6)
Institutional Class
09/30/18	$30.81	$0.12(4)	$4.83	$4.95	$(0.07)	$(0.31)	$(0.38)	$35.38	16.18%	$129,284	0.92%	0.97%	0.36%	46%
09/30/19	35.38	0.15	5.08	5.23	(0.05)	(1.15)	(1.20)	39.41	15.71	245,418	0.91	0.97	0.51	25
09/30/20	39.41	0.15(4)	1.29	1.44	(0.32)	(0.89)	(1.21)	39.64	3.64	1,142,677	0.89(7)	0.89	0.40	18
09/30/21	39.64	0.10(4)	8.46	8.56	(0.16)	(0.70)	(0.86)	47.34	21.80	676,846	0.85(7)	0.84	0.22	21(6)
09/30/22	47.34	0.11(4)	(6.39)	(6.28)	(0.19)	(1.21)	(1.40)	39.66	(13.82)	407,132	0.87	0.87	0.25	15(6)
Class R6
09/30/21(8)	$45.92	$0.07(4)	$1.36	$1.43	$—	$ —	$—	$47.35	3.11%(9)	$612,500	0.80%(5)	0.82%(5)	0.27%(5)	21%(6)
09/30/22	47.35	0.14(4)	(6.39)	(6.25)	(0.19)	(1.21)	(1.40)	39.70	(13.76)	598,238	0.81	0.82	0.31	15(6)

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)
The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.21% and 1.21%, for Class C was 1.91% and 1.92%, for Class Y was
0.92% and 0.96%, for Class Z was 1.21% and 1.21%, for Institutional Class was 0.85% and 0.84% and for Class R6 was 0.79%, and 0.79% for the years ended
September 30, 2022 and 2021.

(3)
The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.21% and 1.22%, for Class C was 1.91% and 1.92%, for Class Y was
0.93% and 0.92%, for Class Z was 1.24% and 1.24%, for Institutional Class was and 0.85% and 0.83% and for Class R6 was 0.80% and 0.81% for the years ended
September 30, 2022, and 2021.

(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Annualized.
(6)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(7)	Net expenses include amounts recouped by the Advisor.
(8)	Represents the period from commencement of operations (February 22, 2021) through September 30, 2021.
(9)	Not annualized.
128

Touchstone Mid Cap Value Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$19.36	$0.07	$0.48	$0.55	$(0.06)	$(1.14)	$(1.20)	$18.71	2.80%	$17,217	1.25%	1.48%	0.32%	31%
09/30/19	18.71	0.12	(0.06)	0.06	(0.10)	(0.76)	(0.86)	17.91	0.81	10,866	1.22	1.53	0.59	34
09/30/20	17.91	0.09	(1.20)	(1.11)	(0.09)	—	(0.09)	16.71	(6.20)	9,864	1.22	1.59	0.50	37
09/30/21	16.71	0.01(4)	6.93	6.94	(0.03)	—	(0.03)	23.62	41.59	13,605	1.23	1.55	0.06	33(5)
09/30/22	23.62	0.14(4)	(2.05)	(1.91)	(0.19)	(1.49)	(1.68)	20.03	(9.04)	12,950	1.22	1.44	0.59	27
Class C
09/30/18	$18.94	$(0.13)	$0.53	$0.40	$—	$(1.14)	$(1.14)	$18.20	2.04%	$7,755	2.01%	2.31%	(0.43)%	31%
09/30/19	18.20	(0.12)	0.05	(0.07)	—	(0.76)	(0.76)	17.37	0.06	5,378	1.97	2.40	(0.17)	34
09/30/20	17.37	(0.24)	(0.96)	(1.20)	—	—	—	16.17	(6.91)	3,296	1.97	2.57	(0.25)	37
09/30/21	16.17	(0.15)(4)	6.71	6.56	—	—	—	22.73	40.57	4,167	1.98	2.36	(0.69)	33(5)
09/30/22	22.73	(0.03)(4)	(1.97)	(2.00)	—	(1.49)	(1.49)	19.24	(9.73)	4,013	1.97	2.26	(0.16)	27
Class Y
09/30/18	$19.45	$0.11	$0.48	$0.59	$(0.11)	$(1.14)	$(1.25)	$18.79	3.00%	$337,247	1.00%	1.05%	0.57%	31%
09/30/19	18.79	0.14	(0.04)	0.10	(0.14)	(0.76)	(0.90)	17.99	1.08	286,407	0.97	1.19	0.84	34
09/30/20	17.99	0.12	(1.20)	(1.08)	(0.13)	—	(0.13)	16.78	(5.97)	299,596	0.97	1.22	0.75	37
09/30/21	16.78	0.07(4)	6.96	7.03	(0.06)	—	(0.06)	23.75	41.97	400,865	0.98	1.16	0.31	33(5)
09/30/22	23.75	0.20(4)	(2.06)	(1.86)	(0.25)	(1.49)	(1.74)	20.15	(8.81)	349,756	0.97	1.16	0.84	27
Institutional Class
09/30/18	$19.54	$0.12	$0.50	$0.62	$(0.13)	$(1.14)	$(1.27)	$18.89	3.17%	$431,412	0.87%	0.99%	0.70%	31%
09/30/19	18.89	0.17	(0.04)	0.13	(0.17)	(0.76)	(0.93)	18.09	1.20	453,198	0.84	0.97	0.97	34
09/30/20	18.09	0.15	(1.22)	(1.07)	(0.15)	—	(0.15)	16.87	(5.86)	370,247	0.84	0.98	0.88	37
09/30/21	16.87	0.10(4)	7.00	7.10	(0.09)	—	(0.09)	23.88	42.16	456,557	0.85	0.97	0.44	33(5)
09/30/22	23.88	0.23(4)	(2.07)	(1.84)	(0.28)	(1.49)	(1.77)	20.27	(8.68)	395,187	0.84	0.95	0.97	27

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)
The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.22%, for Class C was 1.97%, for Class Y was 0.97% and for Institutional
Class was 0.84% for the year ended September 30, 2021 .

(3)
The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.54%, for Class C was 2.35%, for Class Y was 1.15% and for
Institutional Class was 0.96% for the year ended September 30, 2021.

(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
129

Touchstone Sands Capital Select Growth Fund
Period ended	Net asset value at beginning of period	Net investment loss	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$16.58	$(0.21)	$4.72	$4.51	$(3.36)	$(3.36)	$17.73	33.03%	$97,583	1.43%	1.43%	(1.28)%	21%(4)
09/30/19	17.73	(0.06)	(0.72)	(0.78)	(3.83)	(3.83)	13.12	(1.75)	89,299	1.44	1.44	(1.23)	25(4)
09/30/20	13.12	(0.11)(5)	6.58	6.47	(2.37)	(2.37)	17.22	58.43	163,697	1.25(6)	1.24	(0.85)	41(4)
09/30/21	17.22	(0.19)(5)	5.43	5.24	(1.85)	(1.85)	20.61	32.30	841,243	1.06(6)	1.06	(0.96)	35(4)(7)
09/30/22	20.61	(0.13)(5)	(10.02)	(10.15)	(2.16)	(2.16)	8.30	(54.73)	319,960	1.13	1.13	(0.98)	45(4)
Class C
09/30/18^	$19.48	$(0.30)	$5.39	$5.09	$(4.22)	$(4.22)	$20.35	32.11%	$80,444	2.18%	2.19%	(2.03)%	21%(4)
09/30/19^	20.35	(0.64)	(0.43)	(1.07)	(4.81)	(4.81)	14.47	(2.44)	50,079	2.19	2.21	(1.98)	25(4)
09/30/20^	14.47	(0.23)(5)	7.03	6.80	(2.98)	(2.98)	18.29	57.27	36,065	2.01	2.04	(1.56)	41(4)
09/30/21^	18.29	(0.35)(5)	5.67	5.32	(2.32)	(2.32)	21.29	31.14	75,082	1.86	1.87	(1.75)	35(4)(7)
09/30/22^	21.29	(0.23)(5)	(10.05)	(10.28)	(2.71)	(2.71)	8.30	(55.02)	20,623	1.78	1.94	(1.63)	45(4)
Class Y
09/30/18	$17.29	$(0.18)	$4.98	$4.80	$(3.36)	$(3.36)	$18.73	33.36%	$1,556,324	1.18%(6)	1.17%	(1.03)%	21%(4)
09/30/19	18.73	(0.14)	(0.62)	(0.76)	(3.83)	(3.83)	14.14	(1.45)	1,089,979	1.19(6)	1.18	(0.98)	25(4)
09/30/20	14.14	(0.09)(5)	7.21	7.12	(2.37)	(2.37)	18.89	58.86	1,565,333	1.00(6)	0.99	(0.58)	41(4)
09/30/21	18.89	(0.16)(5)	5.98	5.82	(1.85)	(1.85)	22.86	32.53	1,784,643	0.85	0.85	(0.74)	35(4)(7)
09/30/22	22.86	(0.11)(5)	(11.24)	(11.35)	(2.16)	(2.16)	9.35	(54.59)	613,010	0.88	0.88	(0.72)	45(4)
Class Z
09/30/18	$16.58	$(0.20)	$4.73	$4.53	$(3.36)	$(3.36)	$17.75	33.10%	$611,071	1.42%	1.47%	(1.27)%	21%(4)
09/30/19	17.75	(0.17)	(0.61)	(0.78)	(3.83)	(3.83)	13.14	(1.69)	458,996	1.43	1.49	(1.22)	25(4)
09/30/20	13.14	(0.11)(5)	6.59	6.48	(2.37)	(2.37)	17.25	58.42	491,741	1.24	1.31	(0.82)	41(4)
09/30/21	17.25	(0.20)(5)	5.43	5.23	(1.85)	(1.85)	20.63	32.17	570,206	1.16(6)	1.16	(1.05)	35(4)(7)
09/30/22	20.63	(0.14)(5)	(10.02)	(10.16)	(2.16)	(2.16)	8.31	(54.73)	203,620	1.18	1.19	(1.03)	45(4)
Institutional Class
09/30/20(8)	$19.81(9)	$(0.01)(5)	$(0.91)	$(0.92)	$ —	$—	$18.89	(4.64)%(10)	$2	0.81%(11)	1,344.66%(11)	(0.81)%(11)	41%(4)
09/30/21	18.89	(0.15)(5)	5.99	5.84	(1.85)	(1.85)	22.88	32.65	2,582,030	0.79(6)	0.79	(0.69)	35(4)(7)
09/30/22	22.88	(0.10)(5)	(11.26)	(11.36)	(2.16)	(2.16)	9.36	(54.58)	839,599	0.82	0.83	(0.67)	45
Class R6
09/30/20(8)	$19.81(9)	$(0.01)(5)	$(0.91)	$(0.92)	$ —	$—	$18.89	(4.64)%(10)	$2	0.75%(11)	3.55%(11)	(0.73)%(11)	41%(4)
09/30/21	18.89	(0.14)(5)	5.98	5.84	(1.85)	(1.85)	22.88	32.65	498,994	0.74	0.75	(0.65)	35(4)(7)
09/30/22	22.88	(0.09)(5)	(11.26)	(11.35)	(2.16)	(2.16)	9.37	(54.58)	270,361	0.76	0.79	(0.61)	45(4)

^
Updated to reflect the effect of a 1 for 0.796098 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)
The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.09%, 1.04%, 1.22%, 1.40% and 1.42%, for Class C was 1.74%, 1.84%,
1.98%, 2.15% and 2.17%, for Class Y was 0.84%, 0.83%, 0.97%, 1.15% and 1.17% and for Class Z was 1.14%, 1.14%, 1.21%, 1.39% and 1.41% for the years ended
September 30, 2022, 2021, 2020, 2019 and 2018, respectively. The ratio of net expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.78%, 0.77% and 0.78% and for Class R6 was 0.72%, 0.72% and 0.72% for the years ended September 30, 2022, 2021 and 2020, respectively.

(3)
The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.09%, 1.04%, 1.21%, 1.40% and 1.42%, for Class C was 1.90%, 1.85%,
2.01%, 2.17% and 2.18%, for Class Y was 0.84%, 0.83%, 0.96%, 1.14% and 1.16% and for Class Z was 1.15%, 1.14%, 1.28%, 1.45% and 1.46% for the years ended
September 30, 2022, 2021, 2020, 2019 and 2018, respectively. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.78%, 0.77% and 0.78% and for Class R6 was 0.72%, 0.72% and 0.72% for the years ended September 30, 2022, 2021 and 2020, respectively.

(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	The net investment income per share was based on average shares outstanding for the period.
(6)	Net expenses include amounts recouped by the Advisor.
(7)
Portfolio turnover excludes the purchases and sales of securities by the Touchstone Sands Capital Institutional Growth Fund and the AIG Focused Growth Fund acquired on December 11, 2020 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.

(8)	Represents the period from commencement of operations (September 1, 2020) through September 30, 2020.
(9)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on September 1, 2020.
(10)	Not annualized.
(11)	Annualized.
130

Touchstone Small Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$17.73	$0.32(4)(5)	$1.52	$1.84	$(0.34)	$(2.99)	$(3.33)	$16.24	12.14%	$8,142	1.39%	1.65%	1.99%(5)	29%(6)
09/30/19	16.24	—(7)	(0.49)	(0.49)	—	(3.40)	(3.40)	12.35	0.22	3,750	1.39	2.01	0.02	17(6)
09/30/20	12.35	0.01(4)	(0.98)	(0.97)	—	(1.09)	(1.09)	10.29	(8.92)	4,313	1.27	2.09	0.08	22(6)
09/30/21	10.29	0.05(4)	3.91	3.96	—	(0.20)	(0.20)	14.05	38.68	5,266	1.27	1.78	0.39	33(6)
09/30/22	14.05	(0.01)(4)	(1.21)	(1.22)	(0.03)	(1.78)	(1.81)	11.02	(10.75)	4,022	1.25	1.77	(0.05)	18(6)
Class C
09/30/18	$16.94	$0.19(4)(5)	$1.45	$1.64	$(0.19)	$(2.99)	$(3.18)	$15.40	11.33%	$6,299	2.14%	2.40%	1.24%(5)	29%(6)
09/30/19	15.40	(0.10)	(0.49)	(0.59)	—	(3.40)	(3.40)	11.41	(0.58)	3,356	2.14	2.64	(0.73)	17(6)
09/30/20	11.41	(0.07)(4)	(0.87)	(0.94)	—	(1.09)	(1.09)	9.38	(9.43)	295	2.02	3.10	(0.68)	22(6)
09/30/21	9.38	(0.04)(4)	3.55	3.51	—	(0.20)	(0.20)	12.69	37.62	197	2.02	4.51	(0.36)	33(6)
09/30/22	12.69	(0.09)(4)	(1.07)	(1.16)	(0.01)	(1.78)	(1.79)	9.74	(11.45)	162	2.00	6.81	(0.80)	18(6)
Class Y
09/30/18	$17.94	$0.37(4)(5)	$1.53	$1.90	$(0.40)	$(2.99)	$(3.39)	$16.45	12.44%	$51,218	1.14%	1.17%	2.24%(5)	29%(6)
09/30/19	16.45	0.04	(0.50)	(0.46)	—	(3.40)	(3.40)	12.59	0.44	34,709	1.14	1.31	0.27	17(6)
09/30/20	12.59	0.04(4)	(1.00)	(0.96)	(0.02)	(1.09)	(1.11)	10.52	(8.65)	35,573	1.02	1.32	0.33	22(6)
09/30/21	10.52	0.09(4)	3.98	4.07	(0.11)	(0.20)	(0.31)	14.28	39.02	49,842	1.02	1.25	0.64	33(6)
09/30/22	14.28	0.02(4)	(1.24)	(1.22)	(0.04)	(1.78)	(1.82)	11.24	(10.58)	53,485	1.00	1.23	0.20	18(6)
Institutional Class
09/30/18	$17.93	$0.38(4)(5)	$1.53	$1.91	$(0.45)	$(2.99)	$(3.44)	$16.40	12.52%	$93,636	1.06%	1.10%	2.32%(5)	29%(6)
09/30/19	16.40	0.06	(0.51)	(0.45)	—	(3.40)	(3.40)	12.55	0.54	36,691	1.06	1.20	0.35	17(6)
09/30/20	12.55	0.04(4)	(0.97)	(0.93)	(0.04)	(1.09)	(1.13)	10.49	(8.57)	33,201	0.94	1.21	0.41	22(6)
09/30/21	10.49	0.10(4)	3.97	4.07	(0.13)	(0.20)	(0.33)	14.23	39.13	39,656	0.94	1.16	0.72	33(6)
09/30/22	14.23	0.04(4)	(1.25)	(1.21)	(0.04)	(1.78)	(1.82)	11.20	(10.52)	32,834	0.92	1.14	0.28	18(6)

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)
The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.24%, 1.24%, 1.24%, 1.34% and 1.38%, for Class C was 1.99%, 1.99%,
1.99%, 2.09% and 2.13%, for Class Y was 0.99%, 0.99%, 0.99%, 1.09% and 1.13% and for Institutional Class was 0.91%, 0.91%, 0.91%, 1.01% and 1.05% for the years ended
September 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(3)
The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.76%, 1.75%, 2.06%, 1.96% and 1.64%, for Class C was 6.80%, 4.48%,
3.07%, 2.59% and 2.39%, for CLass Y was 1.22%, 1.22%, 1.29%, 1.26% and 1.16% and for Institutional Class was 1.12% 1.13%, 1.18%, 1.15% and 1.09% for the years ended
September 30, 2022, 2021, 2020, 2019 and 2018, respectively.

(4)	The net investment income per share was based on average shares outstanding for the period.
(5)
Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company's conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income by $0.34 and 2.10%, respectively, for Class A, Class Y and Institutional Class and by $0.32 and 2.10%, respectively, for Class C.

(6)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(7)	Less than $0.005 per share.
131

Touchstone Small Cap Value Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Return of capital	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$26.06	$0.02	$1.83	$1.85	$—(3)	$ —	$ —	$—(3)	$27.91	7.12%	$83,139	1.38%	1.75%	0.09%	49%(2)(4)
09/30/19	27.91	0.11	(2.29)	(2.18)	(0.03)	(1.70)	—	(1.73)	24.00	(7.37)	24,389	1.38	1.68	0.19	28
09/30/20	24.00	0.03(5)	(3.34)	(3.31)	(0.04)	—	(0.02)	(0.06)	20.63	(13.83)	16,552	1.38	1.58	0.12	41
09/30/21	20.63	(—)(5)	11.98	11.98	(0.08)	—	(0.04)	(0.12)	32.49	57.95	24,620	1.38	1.55	(0.02)	29
09/30/22	32.49	(0.01)(5)	(3.55)	(3.56)	(0.06)	—	(0.07)	(0.13)	28.80	(11.04)	21,034	1.38	1.57	(0.02)	35
Class C
09/30/18	$25.60	$(0.11)	$1.73	$1.62	$—	$ —	$ —	$—	$27.22	6.29%	$1,433	2.13%	3.66%	(0.66)%	49%(2)(4)
09/30/19	27.22	(0.41)	(1.90)	(2.31)	—	(1.70)	—	(1.70)	23.21	(8.07)	788	2.13	3.57	(0.56)	28
09/30/20	23.21	(0.13)(5)	(3.22)	(3.35)	(0.02)	—	—(3)	(0.02)	19.84	(14.46)	453	2.13	4.50	(0.63)	41
09/30/21	19.84	(0.22)(5)	11.50	11.28	(0.04)	—	(0.02)	(0.06)	31.06	56.81	562	2.13	3.71	(0.77)	29
09/30/22	31.06	(0.24)(5)	(3.38)	(3.62)	(0.03)	—	(0.03)	(0.06)	27.38	(11.73)	272	2.13	4.21	(0.77)	35
Class Y
09/30/18	$26.14	$0.15	$1.78	$1.93	$(0.11)	$ —	$ —	$(0.11)	$27.96	7.41%	$41,365	1.13%	1.71%	0.34%	49%(2)(4)
09/30/19	27.96	0.10	(2.23)	(2.13)	(0.08)	(1.70)	—	(1.78)	24.05	(7.16)	24,921	1.13	1.30	0.44	28
09/30/20	24.05	0.08(5)	(3.34)	(3.26)	(0.09)	—	(0.03)	(0.12)	20.67	(13.60)	28,435	1.13	1.31	0.37	41
09/30/21	20.67	0.07(5)	12.01	12.08	(0.09)	—	(0.05)	(0.14)	32.61	58.32	41,793	1.13	1.26	0.23	29
09/30/22	32.61	0.08(5)	(3.58)	(3.50)	(0.07)	—	(0.10)	(0.17)	28.94	(10.81)	34,156	1.13	1.27	0.23	35
Institutional Class
09/30/18	$26.14	$0.28	$1.69	$1.97	$(0.17)	$ —	$ —	$(0.17)	$27.94	7.53%	$29,279	0.98%	1.27%	0.49%	49%(2)(4)
09/30/19	27.94	0.18	(2.27)	(2.09)	(0.11)	(1.70)	—	(1.81)	24.04	(6.98)	40,104	0.98	1.17	0.59	28
09/30/20	24.04	0.12(5)	(3.33)	(3.21)	(0.11)	—	(0.04)	(0.15)	20.68	(13.42)	7,825	0.98	1.19	0.52	41
09/30/21	20.68	0.11(5)	12.03	12.14	(0.10)	—	(0.05)	(0.15)	32.67	58.59	9,176	0.98	1.25	0.38	29
09/30/22	32.67	0.13(5)	(3.59)	(3.46)	(0.10)	—	(0.12)	(0.22)	28.99	(10.67)	7,389	0.98	1.26	0.38	35

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(3)	Less than $0.005 per share.
(4)
Portfolio turnover excludes the purchases and sales of securities of the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.

(5)	The net investment income per share was based on average shares outstanding for the period.
132

Touchstone Ultra Short Duration Fixed Income Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/18	$9.29	$0.16	$(0.01)	$0.15	$(0.19)	$(0.19)	$9.25	1.50%	$76,623	0.69%	0.81%	1.88%	143%(2)
09/30/19	9.25	0.23	0.04	0.27	(0.23)	(0.23)	9.29	2.95	71,684	0.69	0.80	2.43	91
09/30/20	9.29	0.18	(0.06)	0.12	(0.18)	(0.18)	9.23	1.32	124,233	0.69	0.80	1.84	72
09/30/21	9.23	0.04	0.02	0.06	(0.08)	(0.08)	9.21	0.67	144,172	0.69	0.74	0.40	113
09/30/22	9.21	0.08	(0.15)	(0.07)	(0.13)	(0.13)	9.01	(0.80)	125,115	0.69	0.74	0.81	52
Class C
09/30/18	$9.29	$0.13	$(0.03)	$0.10	$(0.14)	$(0.14)	$9.25	1.00%	$4,492	1.19%	1.67%	1.38%	143%(2)
09/30/19	9.25	0.18	0.04	0.22	(0.18)	(0.18)	9.29	2.45	4,225	1.19	1.71	1.93	91
09/30/20	9.29	0.12	(0.04)	0.08	(0.13)	(0.13)	9.24	0.93	5,276	1.19	1.60	1.33	72
09/30/21	9.24	(0.01)	0.02	0.01	(0.04)	(0.04)	9.21	0.07	4,249	1.19	1.47	(0.10)	113
09/30/22	9.21	0.03	(0.14)	(0.11)	(0.08)	(0.08)	9.02	(1.18)	5,013	1.19	1.48	0.31	52
Class S
09/30/18(3)	$9.29	$0.13	$(0.02)	$0.11	$(0.15)	$(0.15)	$9.25	1.24%(4)	$141,918	0.94%(5)	0.99%(5)	1.63%(5)	143%(2)
09/30/19	9.25	0.21	0.03	0.24	(0.21)	(0.21)	9.28	2.59	135,565	0.94	0.99	2.18	91
09/30/20	9.28	0.12	(0.01)	0.11	(0.16)	(0.16)	9.23	1.18	61,464	0.94	0.99	1.58	72
09/30/21	9.23	0.01	0.03	0.04	(0.06)	(0.06)	9.21	0.42	52,456	0.94	0.99	0.15	113
09/30/22	9.21	0.05	(0.15)	(0.10)	(0.10)	(0.10)	9.01	(1.05)	42,709	0.94	0.99	0.56	52
Class Y
09/30/18	$9.29	$0.20	$(0.03)	$0.17	$(0.21)	$(0.21)	$9.25	1.75%	$262,571	0.44%	0.50%	2.13%	143%(2)
09/30/19	9.25	0.25	0.04	0.29	(0.25)	(0.25)	9.29	3.21	305,997	0.44	0.51	2.68	91
09/30/20	9.29	0.19	(0.05)	0.14	(0.20)	(0.20)	9.23	1.57	292,708	0.44	0.51	2.09	72
09/30/21	9.23	0.06	0.03	0.09	(0.11)	(0.11)	9.21	0.92	296,363	0.44	0.50	0.65	113
09/30/22	9.21	0.10	(0.15)	(0.05)	(0.15)	(0.15)	9.01	(0.55)	250,473	0.44	0.50	1.06	52
Class Z
09/30/18	$9.29	$0.18	$(0.03)	$0.15	$(0.19)	$(0.19)	$9.25	1.50%	$163,898	0.69%	0.78%	1.88%	143%(2)
09/30/19	9.25	0.23	0.04	0.27	(0.23)	(0.23)	9.29	2.95	128,199	0.69	0.77	2.43	91
09/30/20	9.29	0.17	(0.05)	0.12	(0.18)	(0.18)	9.23	1.32	86,018	0.69	0.79	1.83	72
09/30/21	9.23	0.03	0.03	0.06	(0.08)	(0.08)	9.21	0.68	75,058	0.69	0.78	0.40	113
09/30/22	9.21	0.10	(0.17)	(0.07)	(0.13)	(0.13)	9.01	(0.80)	50,209	0.69	0.79	0.81	52
Institutional Class
09/30/18	$9.29	$0.21	$(0.03)	$0.18	$(0.22)	$(0.22)	$9.25	1.80%	$275,561	0.39%	0.46%	2.18%	143%(2)
09/30/19	9.25	0.26	0.03	0.29	(0.26)	(0.26)	9.28	3.17	362,921	0.39	0.46	2.73	91
09/30/20	9.28	0.20	(0.05)	0.15	(0.21)	(0.21)	9.22	1.63	417,011	0.39	0.46	2.13	72
09/30/21	9.22	0.07	0.02	0.09	(0.11)	(0.11)	9.20	0.98	500,705	0.39	0.45	0.70	113
09/30/22	9.20	0.13	(0.18)	(0.05)	(0.15)	(0.15)	9.00	(0.50)	230,153	0.39	0.46	1.11	52

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)
Portfolio turnover excludes the purchases and sales of securities of the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.

(3)	Represents the period from commencement of operations (October 27, 2017) through September 30, 2018.
(4)	Not annualized.
(5)	Annualized.
133

TOUCHSTONE INVESTMENTS*
DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
1.800.638.8194
TouchstoneInvestments.com
INVESTMENT ADVISER
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
SHAREHOLDER SERVICES
1.800.543.0407
*
A Member of Western & Southern Financial Group
The following are federal trademark registrations and applications owned by either IFS Financial Services, Inc. or a Touchstone Advisors, Inc., each a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Distinctively Active.
Additional Notices: TOBAM Anti-Benchmark® International Core Equity Index (the “Indices”) data copyright ©2018, TOBAM S.A.S. All rights reserved. Anti-Benchmark® is a registered trademark and service mark of TOBAM S.A.S. or its affiliates (“TOBAM”) and is used under license for certain purposes by Touchstone Advisors, Inc. Reproduction of the TOBAM data and information in any form is prohibited except with the prior written permission of TOBAM S.A.S.
TOBAM DOES NOT GUARANTEE THE RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OR PROSPECTIVE OWNERS OF SECURITIES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN.
Solactive AG is the third-party calculation agent of the TOBAM Core Equity Index Series and received compensation in that capacity. Solactive AG does not sponsor, endorse, sell, or promote any investment vehicle that is offered by any third party that seeks to provide an investment return based on the performance of any index. It is not possible to invest directly in an index.
134

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
Go paperless, sign up today at:
TouchstoneInvestments.com/Resources
For investors who want more information about the Funds, the following documents are available free upon request:
Appendix A: Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is a separate document that provides additional information about the availability of certain sales charge waivers and discounts and is incorporated into this prospectus, which means it is legally a part of this prospectus.
Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference, which means it is legally a part of this prospectus.
Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the Funds’ shareholder reports are no longer sent by mail. Instead, the reports are made available on the Touchstone Funds website (TouchstoneInvestments.com/Resources/Fund-Shareholder-Reports), and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.
You can get free copies of Appendix A, the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial adviser or by contacting Touchstone Investments at 1.800.543.0407. Appendix A, the SAI and Financial Reports are also available without charge on the Touchstone Investments website at: www.TouchstoneInvestments.com/Resources.
Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. For a fee, you may obtain text-only copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.
Investment Company Act File No. 811-08104
TSF-56-TFGT-2301
135

Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts
As noted in the Funds’ prospectus, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The sales charge waivers and discounts described in this Appendix A are available only if you purchase shares through the designated intermediary. The information disclosed in this Appendix A is part of, and incorporated in, the Funds’ prospectus.
* * * * * *
Shareholders Purchasing Fund Shares Through Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage or account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial adviser and/or the adviser’s spouse, adviser’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), adviser’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
* * * * * *
Policies Regarding Transactions Through Edward D. Jones & Co., L.P. (“Edward Jones”)
Effective August 9, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Touchstone Fund Complex, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Touchstone Fund Complex held by the shareholder or in an account
136

grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
137

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
* * * * * *
Shareholders Purchasing Fund Shares Through Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, shareholders purchasing fund shares through a Janney account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
Sales charge waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
•
Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.
138

* * * * * *
Shareholders Purchasing Fund Shares Through Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
The following information is provided by Merrill Lynch: Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A Shares and Class C Shares Available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•
Shares acquired through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent
•
Breakpoints as described in this Prospectus
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets
•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
139

* * * * * *
Shareholders Purchasing Fund Shares Through Morgan Stanley Smith Barney LLC (“Morgan Stanley”)
The following information is provided by Morgan Stanley: Unless otherwise noted herein, effective June 1, 2020, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•
Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
•
Your financial intermediary, on your behalf, can convert Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account
•
Effective July 1, 2020, shares of the Touchstone Ultra Short Duration Fixed Income Fund purchased in a Morgan Stanley transactional brokerage account.
* * * * * *
Shareholders Purchasing Fund Shares Through Oppenheimer & Co. Inc (“OPCO”)
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through a OPCO affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•
Employees and registered representatives of OPCO or its affiliates and their family members
•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•
Return of excess contributions from an IRA Account
140

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.
* * * * * *
Shareholders Purchasing Fund Shares Through Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or Rights of Accumulation
•
Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial adviser about such assets.
* * * * * *
Shareholders Purchasing Fund Shares Through Robert W. Baird & Co. Incorporated
The following information is provided by Robert W. Baird & Co. Incorporated (“Baird”): Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
141

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund
•
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Touchstone Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
•
Shares sold due to death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•
Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•
Breakpoints as described in this prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Touchstone Fund assets held by accounts within the purchaser’s household at Baird. Eligible Touchstone Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial adviser about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Touchstone Funds through Baird, over a 13-month period of time
142

Touchstone Funds Group Trust
Statement of Additional Information
January 27, 2023
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Touchstone Active Bond Fund	TOBAX	TODCX		TOBYX		TOBIX
Touchstone Anti-Benchmark® International Core Equity Fund				TYBAX		TIABX
Touchstone Ares Credit Opportunities Fund (formerly Touchstone Credit Opportunities Fund)	TMARX	TMACX		TMAYX		TARBX
Touchstone Dividend Equity Fund	TQCAX	TQCCX		TQCYX		TQCIX	TQCRX
Touchstone High Yield Fund	THYAX	THYCX		THYYX		THIYX
Touchstone Impact Bond Fund	TCPAX	TCPCX		TCPYX		TCPNX	TIMPX
Touchstone International ESG Equity Fund	TPYAX	TPYCX		TPYYX		TPYIX
Touchstone Mid Cap Fund	TMAPX	TMCJX		TMCPX	TMCTX	TMPIX	TMPRX
Touchstone Mid Cap Value Fund	TCVAX	TMFCX		TCVYX		TCVIX
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX		CFSIX	PTSGX	CISGX	TSNRX
Touchstone Small Cap Fund	TSFAX	TSFCX		TSFYX		TSFIX
Touchstone Small Cap Value Fund	TVOAX	TVOCX		TVOYX		TVOIX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	SSSGX	TSYYX	TSDOX	TSDIX
This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”). It is intended to provide additional information regarding the activities and operations of Touchstone Funds Group Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated January 27, 2023, as may be amended. The Trust’s audited financial statements for each Fund for the fiscal year ended September 30, 2022, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. A copy of the Trust’s prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST
Touchstone Funds Group Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended (“the Declaration of Trust”). Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust’s name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of shares. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund. This SAI relates to the following separate series of the Trust: Touchstone Active Bond Fund (the “Active Bond Fund”), Touchstone Anti-Benchmark® International Core Equity Fund (the “Anti-Benchmark® International Core Equity Fund”), Touchstone Ares Credit Opportunities Fund (formerly Touchstone Credit Opportunities Fund) (the “Ares Credit Opportunities Fund”), Touchstone Dividend Equity Fund (the “Dividend Equity Fund”), Touchstone High Yield Fund (the “High Yield Fund”), Touchstone Impact Bond Fund (the “Impact Bond Fund”), Touchstone International ESG Equity Fund (the “International ESG Equity Fund”), Touchstone Mid Cap Fund (the “Mid Cap Fund”), Touchstone Mid Cap Value Fund (the “Mid Cap Value Fund”), Touchstone Sands Capital Select Growth Fund (the “Sands Capital Select Growth Fund”), Touchstone Small Cap Fund (the “Small Cap Fund”), Touchstone Small Cap Value Fund (the “Small Cap Value Fund”), and Touchstone Ultra Short Duration Fixed Income Fund (the “Ultra Short Duration Fixed Income Fund”). Each of the Trust’s Funds are diversified except for the Ares Credit Opportunities Fund and the Sands Capital Select Growth Fund.
Touchstone Advisors, Inc. (the “Adviser”) is the investment adviser and administrator for each Fund. The Adviser has selected one or more sub-adviser(s) to manage, on a daily basis, the assets of each Fund. The Adviser has sub-contracted certain of the Trust complex’s administrative and accounting services to The Bank of New York Mellon and the Trust complex’s transfer agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as “BNY Mellon”). Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares. The Distributor is an affiliate of the Adviser.
The Trust offers seven separate classes of shares: Classes A, C, S, Y, Z, R6 and Institutional Class. The shares of a Fund represent an interest in the same assets of that Fund. The shares have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.
Funds	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Active Bond Fund	x	x		x		x
Anti-Benchmark® International Core Equity Fund				x		x
Ares Credit Opportunities Fund	x	x		x		x
Dividend Equity Fund	x	x		x		x	x
High Yield Fund	x	x		x		x
Impact Bond Fund	x	x		x		x	x
International ESG Equity Fund	x	x		x		x
Mid Cap Fund	x	x		x	x	x	x
Mid Cap Value Fund	x	x		x		x
Sands Capital Select Growth Fund	x	x		x	x	x	x
Small Cap Fund	x	x		x		x
Small Cap Value Fund	x	x		x		x
Ultra Short Duration Fixed Income Fund	x	x	x	x	x	x
History of the Funds
Active Bond Fund. Before the Fund commenced operations, the assets of the Active Bond Fund, a series of Touchstone Investment Trust (the “Active Bond Predecessor Fund”), were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (the “Active Bond Reorganization”) between the Trust, on behalf of the Fund, and Touchstone Investment Trust, a

Massachusetts business trust, on behalf of the Active Bond Predecessor Fund. The Active Bond Reorganization occurred on January 27, 2017. The Active Bond Reorganization occurred within the Touchstone family of mutual funds. The only material change between the Active Bond Predecessor Fund and the Fund is the state of domicile: the Active Bond Predecessor Fund was a series of a Massachusetts business trust, while the Fund is a series of a Delaware statutory trust. As a result of the Active Bond Reorganization, the performance and accounting history of the Active Bond Predecessor Fund were assumed by the Fund. Financial and performance information prior to the date of the Active Bond Reorganization included herein is that of the Active Bond Predecessor Fund.
On October 27, 2017, the Active Bond Fund acquired the assets and liabilities of the Sentinel Government Securities Fund and the Sentinel Total Return Bond Fund pursuant to an Agreement and Plan of Reorganization dated July 26, 2017.
On July 16, 2021, the Active Bond Fund acquired the assets and liabilities of the AIG U.S. Government Securities Fund pursuant to an Agreement and Plan of Reorganization dated July 16, 2021.
Anti-Benchmark® International Core Equity Fund commenced operations on November 19, 2018. Anti-Benchmark® International Core Equity Fund intends to seek investment results that, before fees and expenses, track the performance of a rules-based index, as described in the Fund’s prospectus (the “Index”). The Index was developed in 2018 by TOBAM S.A.S., the Fund’s sub-adviser.
Ares Credit Opportunities Fund. The inception date of the Fund is September 30, 2013. The Fund acquired the assets and liabilities of the Touchstone Credit Opportunities Fund, a series of Touchstone Strategic Trust (the “Credit Opportunities Predecessor Fund”), in a tax-free reorganization as set forth in an agreement and plan of reorganization (the “Credit Opportunities II Reorganization”), between the Trust, on behalf of the Fund, and Touchstone Strategic Trust, on behalf of the Credit Opportunities Predecessor Fund. The Credit Opportunities II Reorganization took place on September 6, 2019. As a result, the performance and accounting history of the Credit Opportunities Predecessor Fund was assumed by the Fund. Prior to the Credit Opportunities II Reorganization, the Fund changed its investment goal, principal investment strategy, and sub-adviser in mid-May 2019. Effective January 1, 2021 Touchstone Credit Opportunities II Fund changed its name to Touchstone Credit Opportunities Fund. Effective April 18, 2022 Touchstone Credit Opportunities Fund changed its name to Touchstone Ares Credit Opportunities Fund.
On July 16, 2021, the Credit Opportunities Fund acquired the assets and liabilities of the AIG Senior Floating Rate Fund pursuant to an Agreement and Plan of Reorganization dated July 16, 2021.
Dividend Equity Fund. The Fund is newly formed and commenced operations following the completion of the reorganization of each of the AIG Focused Dividend Strategy Fund and AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund, which occurred on July 16, 2021 (the “Reorganization”). The performance and accounting history of the AIG Focused Dividend Strategy Fund (the “Predecessor Fund”) was assumed by the Fund. Financial and performance information included herein prior to July 16, 2021 is that of the Predecessor Fund.
High Yield Fund. Before the Fund commenced operations, the assets of the High Yield Fund, a series of Touchstone Investment Trust, a Massachusetts business trust (the “High Yield Predecessor Fund”), were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and Touchstone Investment Trust, on behalf of the High Yield Predecessor Fund (the “High Yield Reorganization”). As a result of the High Yield Reorganization, the performance and accounting history of the High Yield Predecessor Fund were assumed by the Fund. Financial and performance information prior to the date of the High Yield Reorganization included herein is that of the High Yield Predecessor Fund.
Impact Bond Fund. On April 19, 2011, the Core Plus Fixed Income Fund replaced its sub-adviser, Bradford & Marzec LLC (“Bradford & Marzec”), with EARNEST Partners LLC and changed its name to the Touchstone Total Return Bond Fund. On August 1, 2011, the EARNEST Partners Fixed Income Trust (the “EARNEST Trust”), a series of the Nottingham Investment Trust II, was reorganized into the Touchstone Total Return Bond Fund (the “EARNEST Reorganization”). As a result of the EARNEST Reorganization, the Total Return Bond Fund assumed the performance and accounting history of the EARNEST Trust. Performance information presented prior to August 1, 2011 refers to the Total Return Bond Fund’s performance as the EARNEST Trust.
On April 16, 2012, the Total Return Bond Fund acquired the assets and liabilities of the Old Mutual Barrow Hanley Core Bond Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011. Effective July 20, 2018, the Total Return Bond Fund changed its name to Touchstone Impact Bond Fund.
International ESG Equity Fund. The inception date of the Fund is December 3, 2007. On August 23, 2019, the Fund changed its name from the Touchstone Premium Yield Equity Fund to the Touchstone International ESG Equity Fund and changed its investment goal, principal investment strategies and investment sub-adviser. Institutional Class shares of the Fund commenced operations on August 23, 2019.
Mid Cap Fund. From the Mid Cap Fund’s inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios. Turner Investment Partners, Inc. (“TIP”) served as the Midcap Core Portfolio’s investment adviser from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio’s investment sub-adviser with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained as the sub-adviser after these changes. On February 2, 2009, the Fund’s Class Y shares were renamed the Institutional Class shares. On January 28, 2010, the Institutional Class shares were renamed the Class Y shares. On December 8, 2011, the Mid Cap Fund replaced its sub-adviser, TIP, with The London Company of Virginia d/b/a The London Company (“The London Company”).
Mid Cap Value Fund. The inception date of the Mid Cap Value Fund is September 30, 2009. On March 1, 2022, the Mid Cap Value Fund replaced its sub–adviser, LMCG Investments, LLC, with Leeward Investments, LLC.
Sands Capital Select Growth Fund. From the Sands Capital Select Growth Fund’s inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006, the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained as the sub-adviser after the change.
On July 16, 2021, the Sands Capital Select Growth Fund acquired the assets and liabilities of the AIG Focused Growth Fund pursuant to an Agreement and Plan of Reorganization dated July 16, 2021.
Small Cap Fund. Effective on January 30, 2016, the Fund changed its name from Touchstone Small Cap Core Fund to Touchstone Small Cap Fund.
Small Cap Value Fund. From the Small Cap Value Fund’s inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds, and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund’s name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006, the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund. TIP and Diamond Hill Capital Management, Inc. remained as the sub-advisers to the Fund after the change. James Investment Research, Inc. became a sub-adviser to the Fund on June 20, 2007. Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as sub-advisers to the Fund on June 16, 2008. TIP was replaced as sub-adviser to the Fund on December 6, 2010 by DePrince, Race and Zollo, Inc. (“DRZ”). On December 6, 2010, the Touchstone Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Fund. On July 1, 2016, the Small Cap Value Fund replaced its sub–adviser, DRZ, with LMCG Investments, LLC. On March 1, 2022, the Small Cap Value Fund replaced its sub–adviser, LMCG Investments, LLC, with Leeward Investments, LLC.
Ultra Short Duration Fixed Income Fund. From the Ultra Short Duration Fixed Income Fund’s inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds — One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds — One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund. In October 2008, the Fund replaced its previous sub-adviser with Fort Washington Investment Advisors, Inc. The performance shown prior to October 2008 represents the performance of the previous sub-adviser. On May 17, 2013, the Touchstone Short Duration Fixed Income Fund was reorganized into the Ultra Short Duration Fixed Income Fund.
On April 16, 2012, the Ultra Short Duration Fixed Income Fund acquired the assets and liabilities of the Old Mutual Dwight Short Term Fixed Income Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011.
On October 27, 2017, the Ultra Short Duration Fixed Income Fund acquired the assets and liabilities of the Sentinel Low Duration Bond Fund pursuant to an Agreement and Plan of Reorganization dated July 26, 2017.
PERMITTED INVESTMENTS AND RISK FACTORS
Each Fund’s principal investment strategies and principal risks are described in the Funds’ prospectus. The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below if such investment or activity is consistent with the Fund’s investment goals, investment limitations, policies and strategies. In addition to the fundamental and non-fundamental investment limitations set forth under the section of this SAI entitled “Investment Limitations,” the investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Trust’s Board, unless designated as a “fundamental” policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Adjustable-Rate Mortgage Securities (“ARMS”). Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.
The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.
ADRs, ADSs, EDRs, CDRs, and GDRs. American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, EDRs or GDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.
The Ultra Short Duration Fixed Income Fund does not invest in depositary receipts. The Mid Cap Value Fund may invest up to 10% of its assets in depositary receipts.
Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year, although certificates of deposit may have longer terms) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Funds’ restrictions on illiquid investments (see “Investment Limitations”).
The Funds may invest in certificates of deposit, bankers’ acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers’ acceptances are U.S. dollar denominated bankers’ acceptances “accepted” by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Sub-Adviser, subject to the oversight of the Board, considers these factors when making investments. The Funds do not limit the amount of their assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets that may be invested in a single industry.
Bear Funds. The Funds may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500® Index or another securities market index or to hedge an existing portfolio of securities or mutual fund shares. Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Using these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. Bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the Funds pay or receive as a result of the transaction.
Borrowing and Leveraging. Each Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. A Fund will not make any borrowing or enter into a reverse repurchase agreement that would cause its outstanding borrowings to exceed one-third of the value of its total assets.
Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, a Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. As further outlined in the “Derivatives” subsection, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) on October 28, 2020, and in doing so announced it would rescind SEC releases, guidance and no-action letters related to funds' coverage and asset segregation practices. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and will be entered into in accordance with the regulatory requirements described in the “Derivatives” subsection.
In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds have adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and degrees to which the Funds can engage in borrowing. See the section entitled “Investment Limitations,” below.
To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. Borrowing magnifies the potential for gain or loss on a Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value (“NAV”). This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below. In addition, the Active Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowings by the Fund. See “Investment Limitations.”
As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Active Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The Active Bond Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The Active Bond Fund will not make any additional purchases of portfolio securities if outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.
As a matter of current operating policy, the High Yield Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The High Yield Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The High Yield Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.
Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). BDCs have expenses associated with their operations. Accordingly, a Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.
Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their NAV.
Canadian Income Trusts. A Canadian Income Trust is a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special Canadian corporate tax privileges.
Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes) consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the Sub-Adviser, subject to the oversight of the Board, such note is liquid.
Commodity Futures Trading Commission Regulation. The Active Bond Fund and the Adviser have claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Fund, as applicable, complies with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the applicable Fund satisfies this conditional exclusion, the Adviser intends to comply with Rule 4.5, which allows the Adviser to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading adviser.” The Adviser, on behalf of the applicable Fund and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the applicable Fund nor the Adviser expect to become subject to registration under the CEA.
Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.
Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.
A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.
While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed-income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed-income security.
Corporate Debt Securities. Corporate debt securities are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

Covered Dollar Rolls. A Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction. A strategy may also be used with respect to the dollar roll, where a series of 6 to 12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed. This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields. The additional duration from this strategy would be minimal.
The Fund will not use such transactions for leveraging purposes. Covered dollar rolls will be entered into in accordance with the regulatory requirements outlined in the “Derivatives” subsection.
In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.
Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund’s investment limitations on borrowings. See “Borrowing and Leveraging” and “Investment Limitations.”
The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities. If the counter-party to which the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Funds’ borrowing.
Custody Receipts. The Funds may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. Generally the sponsor will then sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool, and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool, for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.
Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts may be less liquid than the underlying securities if the sponsor fails to maintain a trading market.
Derivatives. The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some “derivatives” such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Sub-Adviser will use derivatives only in circumstances where the Sub-Adviser believes they offer the most economic means of improving the risk/reward profile of a Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the specific derivatives that the Funds may use and some of their associated risks is discussed below under the captions “Forward Foreign Currency Contracts”, “Futures Contracts and Options on Futures Contracts,” “Borrowing and Leveraging,” “Options” and “Swap Agreements”. The High Yield Fund may invest up to 25% of its assets in derivatives. Derivatives exposure will include exchange-traded derivatives (such as credit default swaps, futures, options, etc.).

Additionally, the regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund's use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Funds are no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund's derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. Each Fund has elected to be treated as a Limited Derivatives User.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.
Emerging Markets and Frontier Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of December 31, 2022, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. As of December 31, 2022, the countries in the MSCI Emerging Markets Index included: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Frontier market countries, which are those emerging market countries that have the smallest, least mature economies and least developed capital markets, are generally countries that are included in the MSCI Frontier Markets Index. As of December 31, 2022, the countries in the MSCI Frontier Markets Index included: Bahrain, Bangladesh, Benin, Burkina Faso, Croatia, Estonia, Guinea-Bissau, Iceland, Ivory Coast, Jordan, Kazakhstan, Kenya, Lithuania, Mali, Mauritius, Morocco, Niger, Nigeria, Oman, Pakistan, Romania, Senegal, Serbia, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam. The country composition of the MSCI Emerging Markets Index, the MSCI World Index and the MSCI Frontier Markets Index can change over time.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act limiting investments in other investment companies. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of a Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a discount or premium to the fund’s NAV.
Participatory notes (commonly known as P-notes) are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs, which are negotiable certificates issued by a U.S. bank and traded on U.S. exchanges. ADRs are denominated in U.S. dollars and represent a specified number of shares in a foreign security held by a U.S. financial institution located in a foreign country. Both P-notes and ADRs are subject to the risks discussed above with respect to securities of foreign issuers in general.
The Mid Cap Value Fund may invest up to 10% of its net assets in depositary receipts representing interests in securities of emerging market issuers. The Impact Bond Fund may invest up to 10% of its net assets in investment-grade emerging-market debt securities and up to 10% of its net assets in non-investment-grade emerging-market debt securities. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to depositary receipts and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general. The Active Bond Fund and the High Yield Fund may invest up to 10% of their total assets at the time of purchase in emerging market securities. The International ESG Equity Fund may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets.
Equity-Linked Notes (“ELNs”). A Fund may purchase ELNs. The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.
Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.
Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.
Equity-Related Securities. A Fund may invest in equity-related securities, including low-exercise-price options (“LEPOs”), low exercise price warrants (“LEPWs”), and participatory notes (“P-notes”) to gain exposure to issuers in certain emerging or frontier market countries. LEPOs, LEPWs, and P-notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to ADRs. As a result, the risks of investing in LEPOs, LEPWs, and P-notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or P-Note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.
Eurobonds. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks and is often designed to track the performance of a particular securities index or sector of an index, like the S&P 500® Index or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or the NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:
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shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
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shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.
ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.
Foreign Securities. Except as expressly set forth herein and in the prospectus, the Funds may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts. Foreign companies are companies that: (i) are organized under the laws of a foreign country or maintain their principal place of business in a foreign country; (ii) the principal trading market for their securities is located in a foreign country; or (iii) derive at least 50% of their revenues or profits from operations in a foreign country or have at least 50% of their assets located in a foreign country. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.
In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union (“EU”). The Mid Cap Value Fund may invest up to 10% of its net assets in foreign securities. The Impact Bond Fund may invest up to 50% of its net assets in securities of foreign issuers of which up to 20% may be denominated in a foreign currency.
Brexit Risk. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit”, and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement went into effect May 1, 2021 after ratification. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. The uncertainty resulting from the transition period may affect other countries in the EU and elsewhere, cause volatility within the EU, or trigger prolonged economic downturns in certain European countries. Despite the influence of the lockdowns, and the economic bounce back, Brexit has had a material impact on the UK’s economy. Additionally, trade between the UK and the EU did not benefit from the global rebound in trade in 2021, and remained at the very low levels experienced at the start of the coronavirus (“COVID-19”) pandemic in 2020, highlighting Brexit’s potential long-term effects on the UK economy. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. Additionally, the spread of the COVID-19 pandemic is likely to continue to stretch the resources and deficits of many countries in the EU and throughout the world, increasing the possibility that countries may be unable to make timely payments on their sovereign debt. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.
Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.
Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. A Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.
Foreign Currency Risk. While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements. The Active Bond Fund may invest in debt securities denominated in foreign currencies (up to 20% of total assets). The High Yield Fund may invest in securities of foreign companies (up to 25% of total assets), but only up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar.

Restrictions on Investments. There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies,” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. In addition, to the extent that a Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a Fund may incur losses.
Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. A Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position.
These contracts may be bought or sold to protect a Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. A Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.
By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.
When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Also, when a Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will only enter into Forward Foreign Currency Contracts subject to the regulatory limitations outlined in the “Derivatives” subsection.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Sub-Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a forward foreign currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.
Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.
No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.
There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, meet its obligations under a contract with a futures commission merchant.
Each Fund, other than the Impact Bond Fund, may invest in futures contracts and options on futures contracts.
Guaranteed Investment Contracts. A Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively “GICs”). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund’s policy regarding investments in illiquid securities.
Illiquid Securities. Subject to the limitations in the 1940 Act and the rules thereunder, the Funds may invest in illiquid securities. No Fund may acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. Certain Funds may have additional limitations on investments in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Board has designated Touchstone Advisors to serve as the program administrator (“Program Administrator”) of the LRM Program and the related procedures. As a part of the LRM Program, the Program Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with Rule 22e-4. Under the LRM Program, the Program Administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making periodic reports to the Board and the SEC regarding the liquidity of each Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of each Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.
Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. A Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, a Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance a Fund’s capital appreciation potential. To the extent these investments are deemed illiquid, a Fund’s investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Program Administrator of the Funds’ LRM Program.
Inflation-Indexed Bonds. The Funds may invest in inflation-indexed bonds, which are fixed-income securities whose return is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index (“CPI”). Inflation-indexed bonds may be issued by the U.S. government and agencies or instrumentalities of the U.S. government and by corporations. There are two common accrual structures for inflation-indexed bonds. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities, or “TIPS”, pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, the sub-advisers will often purchase IPO shares that would qualify as a permissible investment for a Fund but will instead decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.
Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income”

for purposes of the regulated investment company requirements under the Code, and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Interfund Lending. An SEC exemptive order permits the Funds to participate in an interfund lending program with other funds in the Touchstone family of funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, a Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund’s net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. A Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If a Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.
Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund’s portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.
The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.
LIBOR Transition. Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, may have or may continue to utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it would stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of different reference or benchmark indices. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. While it is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments.

To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, while market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference indices as opposed to one primary reference index has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. The effectiveness of alternative reference indices used in new or existing financial instruments and products has also not yet been determined.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest indices. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest index, including securities and other financial instruments held by the Funds. Further, the utilization of an alternative reference index, or the transition process to an alternative reference index, may adversely affect the Funds’ performance. Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
Loan Participation Notes. The Active Bond Fund may invest, subject to an overall 33% limit on loans, in loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund’s limitation on illiquid securities.
Loans. A Fund may invest in senior and subordinated loans to corporations and other business entities.
Senior Loans: Senior loans generally hold a first or second lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the LIBOR, plus a spread. Senior loans are typically made to U.S. and, to a lesser extent, non-U.S. borrowers. Borrowers may obtain senior loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior loans rated below investment grade are sometimes referred to as “leveraged loans.” A Fund may invest in senior loans through assignments of or, to a lesser extent, participations in senior loans.
The senior loans in which a Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Lower-Rated and Unrated Securities” below. Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to a Fund, and such defaults could reduce a Fund’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.
Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a senior loan. The collateral securing a senior loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Additionally, a senior loan may be “primed” in bankruptcy, which reduces the ability of the holders of the senior loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing senior loans or secured corporate bonds.
There may be less readily available information about most senior loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (“1933 Act”). Senior loans may be issued by companies that are not subject to SEC reporting requirements, and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the sub-adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, a Fund will be particularly dependent on the analytical abilities of the sub-adviser.
The secondary trading market for senior loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain senior loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that a Fund may not be able to sell senior loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the NAV of the common shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in a Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the NAV of the common shares.
Senior loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the sub-adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the senior loan may be adversely affected.
A Fund expects to acquire senior loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, a Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the senior loan.
Subordinated Loans: A Fund may also invest in subordinated loans. Subordinated loans generally have similar characteristics as senior loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.
Although the Funds do not expect subordinated loans to be a significant component of its portfolios, it may invest in such instruments from time to time. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over-secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Lower-Rated and Unrated Securities. The Funds may invest in higher yielding (and, therefore, higher risk), lower-rated fixed-income securities, including non-investment-grade securities, or “junk bonds,” and unrated securities. Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.
Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.
The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Sub-Adviser’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.
In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective NAVs. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of lower-rated securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.
Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced. Neither event will require sale of the security by the Fund, but the Sub-Adviser will consider this event in its determination of whether the Fund should continue to hold the security.
The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability of holders of such securities to dispose of them.
In considering investments for a Fund, the Sub-Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.
Market Disruption Risk. During periods of extreme market volatility, prices of securities held by a Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by a Fund could decline, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goals.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and sub-adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that they will be successful in doing so.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. For instance, a decline in commodity prices may negatively affect the business and market value of an MLP that owns assets related to the oil and gas industries. The risks of investing in an MLP typically more closely resemble those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. An MLP may be taxed as a corporation, contrary to its intention to be taxed as a partnership, resulting in decreased returns to the Fund invested in the MLP. A Fund’s investment in an MLP may generate unrelated business taxable income (“UBTI”) to tax-exempt shareholders of the Fund. Tax-exempt shareholders are urged and advised to consult their own tax advisers to determine the impact on them of a Fund’s investment in an MLP.
Micro-Cap Securities. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies. Micro-cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.
Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
Mortgage-Related and Other Asset-Backed Securities. Each Fund may invest in mortgage-related securities. Mortgage- related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by U.S. government agencies and sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac. The loans may also be grouped together by private issuers such as: commercial banks; savings and loan institutions; mortgage bankers; and private mortgage insurance companies. Mortgage-related securities include CMOs and Real Estate Mortgage Investment Conduits (“REMICs”). The mortgage-backed securities market has been and may continue to be negatively affected by the COVID-19 pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the COVID-19 pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The Funds cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the Funds’ investments in securities in the mortgage industry as a whole.

Asset-Backed Securities: Asset-backed securities (“ABS”) are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.
The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. The High Yield Fund may invest up to 10% of its assets in asset-backed securities.
Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA) (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Government Pass-Through Securities: Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Federal National Mortgage Association (FNMA) (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (FHLMC) (“Freddie Mac”). Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Mae Pass-Throughs”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Pass-Throughs are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie

Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Mae Pass-Throughs backed by the mortgages included in the pool. The Ginnie Mae Pass-Throughs, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Mae Pass-Throughs bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less fees from Ginnie Mae and the issuer. Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Mae Pass-Throughs. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae Pass-Through are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae Pass-Through is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae Pass-Through. Payments to holders of Ginnie Mae Pass-Throughs consist of the monthly distributions of interest and principal less the fees of Ginnie Mae and the issuer. The actual yield to be earned by a holder of a Ginnie Mae Pass-Through is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae Pass-Through (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Mae Pass-Throughs.
Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Mae Pass-Throughs”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae Pass-Throughs are guaranteed as to timely payment of the principal and interest by Fannie Mae.
Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac PCs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
Collateralized Mortgage Obligations (“CMOs”): A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. To the extent any of these securities are not readily marketable in the judgment of a Sub-Advisor, the Active Bond Fund and the High Yield Fund may not invest more than 15% of total assets in such securities and other illiquid securities. The Impact Bond Fund may invest up to 25% of its net assets in CMOs.
Real Estate Mortgage Investment Conduits (“REMICs”): REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. The Impact Bond Fund may invest up to 25% of its net assets in REMICs.
Commercial Mortgage-Backed Securities (“CMBS”): CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The Impact Bond Fund may invest up to 15% of its net assets in CMBS.
Mortgage Dollar Rolls: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. As further outlined in the “Derivatives” subsection, Mortgage Dollar Rolls will be entered into in accordance with the regulatory requirements described in the “Derivatives” subsection. The Impact Bond Fund may invest up to 45% of its net assets in mortgage dollar rolls.
Stripped Mortgage-Backed Securities (“SMBS”): SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.
In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time. The Impact Bond Fund may invest up to 5% of its net assets in interest-only SMBS and up to 5% of its net assets in principal-only SMBS.
Collateralized Loan Obligations (“CLOs”): A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.
The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Municipal Securities. The Active Bond Fund and Impact Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt.

The costs associated with combating the COVID-19 pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the Funds.
General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.
Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility (e.g., tolls from a toll bridge). The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.
Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, a Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.
Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.
Tax Anticipation Notes. Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.
Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.
Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.
Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.
Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.
Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the U.S. Federal Housing Administration by way of Fannie Mae or Ginnie Mae.
Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third-party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.
Build America Bonds (“BABs”). BABs are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

After purchase by a Fund, an issue of municipal securities may cease to be rated by Moody’s or S&P, or another NRSRO, or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to municipal securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable credit quality ratings as standards for its investments in municipal securities.
A Fund may invest in municipal securities that are insured by financial insurance companies. If a Fund invests in municipal securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to a Fund and affect its share price.
A Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.
The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. Because many municipal securities are issued to finance similar projects, especially those related to education, healthcare, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the municipal securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security, the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.
Natural Disasters, Adverse Weather Conditions and Climate Change. Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to a Fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation, international accords and compliance-related costs, changes in property and security values, availability of natural resources and displacement of peoples. Climate change regulation may result in increased operations and capital costs for the companies in which the Fund invests. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which the Fund invests incurring increased costs to generally continue operating its business, to operate and maintain facilities specifically, or to administer and manage a greenhouse gas emissions program. Additionally, the effects of these measures may result in a reduction of the demand for goods or services that produce significant greenhouse gas emissions or are related to carbon-based energy sources.
Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.
Operational Risk and Cyber Security. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds’ service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cyber security incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser, a Sub-Adviser, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Cyber-events have the potential to materially affect the Funds’ and the Adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Funds will be able to prevent or mitigate the impact of any or all cyber-events.
The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.
The Adviser, each Sub-Adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Adviser, each Sub-Adviser, or their affiliates controls the cybersecurity or operations systems of the Funds’ third party service providers (including the Funds’ custodian), or those of the issuers of securities in which the funds invest.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the COVID-19 pandemic), may adversely affect a Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.
A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund’s securities or by a decrease in the cost of acquisition of securities by a Fund.
A Fund may write both covered call and put options. A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, a Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, a Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the staff of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by a Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.
Options written on indices may be covered and all options will be entered into in accordance with the regulatory requirements described in the “Derivatives” subsection.
A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by a Fund and where the transactions are appropriate to reduce a Fund’s interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.
Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund may receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. As further outlined in the “Derivatives” subsection, all options will be entered into in accordance with the regulatory requirements described in the “Derivatives” subsection. The Impact Bond Fund will not invest in options. The Mid Cap Value Fund may invest in options for hedging purposes only.
Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Inverse Floaters. A Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See “Foreign Securities.”
Other Investment Companies. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that investment company. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that a Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all registered investment companies. The High Yield Fund may invest up to 10% of its assets in closed-end funds and up to 5% of its assets in exchange-traded funds (10% total).
Overseas Private Investment Corporation Certificates. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”). OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.
Over-The-Counter Stocks. A Fund may invest in over-the-counter stocks. In contrast to securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.
Participation Interests. A Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.
Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.
More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.
Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.
The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.
Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third-party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.
Pay in-Kind (“PIK”) Bonds. Pay in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. The Impact Bond Fund may invest up to 5% of its net assets in pay-in-kind bonds.
Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipt as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Active Bond Fund, High Yield Fund, Impact Bond Fund and Mid Cap Value Fund may invest up to 10% of their net assets in preferred stock.
Private Placement Investments. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. If a sub-adviser determines that Section 4(a)(2) commercial paper and other restricted securities that meet the criteria for liquidity established pursuant to procedures approved by the Board are sufficiently liquid, then the Funds may exclude such restricted securities from the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.
The Board has adopted procedures that require a sub-adviser to consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(a)(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Board has delegated to the sub-adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board. The Board will monitor and periodically review the sub-adviser’s determinations as to its liquidity.
Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.
Rating Agencies. The Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings applicable to the Funds’ fixed-income investments appear in the Appendix A to this SAI.
Receipts. Receipts are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and federal income tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.
Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.
A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through a Fund, he or she will bear not only his or her proportionate share of the expenses of a Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.
ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Funds’ prospectus.
Repurchase Agreements. Repurchase agreements are transactions by which the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Funds intend to enter into repurchase agreements only with their custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held for safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.
Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time that each Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.
For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to the applicable Fund’s investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the sub-adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the applicable Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities. The Active Bond Fund and the Ultra Short Duration Fixed Income Fund each may invest in repurchase agreements as part of its principal investment strategies described in the prospectus.
Restricted Securities. Each Fund may invest up to 10% of its total assets in restricted securities (other than securities deemed to be liquid pursuant to procedures approved by the Fund’s Board). Restricted securities cannot be sold to the public without registration under the 1933 Act. The absence of a trading market can make it difficult to ascertain a market value of illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.
Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by a Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by a Fund and are subject to the applicable Fund’s limitations on borrowing. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the applicable Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the applicable Fund to resell a similar security to the institution at a later date at an agreed-upon price. As further outlined in the “Derivatives” subsection, all reverse repurchase agreement, dollar roll, and reverse dollar roll transactions will be entered into in accordance with the regulatory requirements described in “Derivatives” subsection. Furthermore, a Fund will either treat reverse repurchase agreements and similar financings as derivatives subject to the Derivatives Rule limitations or not as derivatives and treat reverse repurchase agreements and similar financings transactions as senior securities equivalent to bank borrowings subject to asset coverage requirements of Section 18 of the 1940 Act. The Impact Bond Fund may invest up to 5% of its net assets in reverse repurchase agreements.
Royalty Trusts. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.
Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to the Funds’ LRM Program. The Mid Cap Fund may not purchase Rule 144A securities. The Impact Bond Fund may invest up to 25% of its net assets in Rule 144A securities.
Sector Focus. If a Fund’s portfolio is overweighted in a certain sector or related sectors, any negative development affecting that sector will have a greater impact on a Fund than a fund that is not overweighted in that sector.
Communication Services Sector Risk. The communication services sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications services companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic communications services market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain communications services companies obsolete.
Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Sector Risk. The consumer staples sector may be affected by food and drug regulations and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.
Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.
Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service, industrials sector products in general, and the costs of materials and other commodities. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.
Real Estate Sector Risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.
The Trust has appointed Brown Brothers Harriman & Co. (“BBH”) as its lending agent in connection with the Funds’ securities lending program. BBH administers the securities lending program in accordance with operational procedures it has established in conjunction with the Funds. As the securities lending agent, BBH lends certain securities, which are held in custody accounts maintained with BBH, to borrowers that have been approved by the Funds. As securities lending agent, BBH is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program. The dollar amounts of income and fees and compensation paid to all service providers related to the Funds that participated in securities lending activities during the fiscal year (or period) ended September 30, 2022 were as follows:
	Active Bond	Anti- Benchmark® International Core Equity	Ares Credit Opportunities	Dividend Equity	High Yield	Impact Bond	International ESG Equity	Mid Cap	Mid Cap Value	Sands Capital Select Growth	Small Cap	Small Cap Value	Ultra Short Duration Fixed Income
Gross Income from securities lending activities	$10,466	$1,858	$137,441	$108,055	$14,389	$1,495	$19,060	$1,346	$1,187	$19,361	$1,971	$564	$—
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$927	$271	$18,436	$13,886	$1,707	$208	$2,569	$184	$178	$2,112	$38	$85	$—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,077	$255	$10,190	$1,424	$1,681	$225	$1,187	$405	$596	$5,556	$116	$311	$—
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Indemni- fication fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$4,280	$48	$14,522	$15,480	$3,003	$106	$1,940	$118	$—	$5,279	$1,719	$—	$—
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Active Bond	Anti- Benchmark® International Core Equity	Ares Credit Opportunities	Dividend Equity	High Yield	Impact Bond	International ESG Equity	Mid Cap	Mid Cap Value	Sands Capital Select Growth	Small Cap	Small Cap Value	Ultra Short Duration Fixed Income
Aggregate fees/compensation for securities lending activities	$7,284	$574	$43,148	$30,790	$6,391	$539	$5,696	$707	$774	$12,947	$1,873	$396	$—
Net Income from securities lending activities	$3,182	$1,284	$94,293	$77,265	$7,998	$956	$13,364	$639	$413	$6,414	$98	$168	$—
Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, and firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. As further outlined in the “Derivatives” subsection, the SEC adopted the “Derivatives Rule” on October 28, 2020, and in doing so announced it would rescind SEC releases, guidance and no-action letters related to funds’ coverage and asset segregation practices. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022.
Short Sales. In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. The lending of securities is considered a form of leverage that is included in a lending Fund’s investment limitation related to borrowings. See “Investment Limitations” below.
To the extent a Fund engages in short sales, such transactions will comply with the Derivatives Rule requirements set forth in the “Derivatives” subsection. Further, if other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.
Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Separate Trading of Registered Interest and Principal Securities (“STRIPS”). STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Ginnie Mae Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal income tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.
Step Coupon Bonds (“STEPS”). A Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.
Structured Investments. Structured investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its goal. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Funds will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser or sub-adviser, as the case may be.
Structured Notes. A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.
Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. A Fund will only enter into a swap agreement subject to the regulatory limitations outlined in the “Derivatives” subsection.
Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.
Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating-rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating-rate swaps involve the exchange of fixed interest rate cash flows for floating-rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.
Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating-rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating-rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating-rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Credit Default Swaps (“CDSs”). A CDS is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows a Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows a Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.
As the protection buyer in a CDS, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event. In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.
A Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Options on Swap Agreements (“swaptions”). A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option by the buyer of the option, the Fund will become obligated according to the terms of the underlying swap agreement.
Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisers’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to the other party based on change in market value of the assets underlying the contract in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The return of the assets underlying the contract includes both the income generated by the asset and the change in market value of the asset. The asset underlying the contract may include a specified security, basket of securities or securities indices.
Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, the Fund is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap. A Fund will only enter into a swap agreement subject to the regulatory limitations outlined in the “Derivatives” subsection.
Total return swaps are subject to the same risks noted above under “Swap Agreements.”
Other Types of Financial Instruments. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Funds may also use those instruments, provided that such instruments are consistent with the Funds’ investment goals.

Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.
Temporary Defensive Investments. A Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash. When a Fund invests in defensive investments, it may not achieve its investment goal.
Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third-party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser or sub-adviser as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.
Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.
Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) treats trust preferred securities as debt.
U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities. Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and securities of Ginnie Mae, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae or Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.
Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.
U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and coupons under book entry safekeeping (“CUBES”). They also include TIPS.
Variable and Floating Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Variable-Rate Demand Instruments. The Funds may purchase variable-rate demand instruments. Variable-rate demand instruments that the Funds will purchase are obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.
The variable-rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund’s quality standards from an NRSRO or unrated variable rate demand instruments determined by the Sub-Adviser to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Adviser may determine that an unrated variable rate demand instrument meets a Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.
While the value of the underlying variable-rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities. Each Fund may hold variable-rate demand instruments on which stated minimum or maximum rates limit the degree to which interest on such variable rate-demand instruments may fluctuate; to the extent an instruments has such limits, increases or decreases in its value may be greater than would be the case without such limits. Because the adjustment of interest rates on the variable-rate demand instruments is made in relation to movements of the applicable banks’ “prime rate,” or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the variable-rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities. As a matter of current operating policy, each of the Active Bond Fund and the High Yield Fund will not invest more than 15% of its net assets in (1) variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and (2) all other illiquid securities. These operating policies are not fundamental and may be changed by the Board without shareholder approval.
The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund’s investment portfolio.
Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
When-Issued Securities and Securities Purchased on a To-Be-Announced Basis. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities. A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.
TBA securities are paid for and delivered within 15 to 45 days from their date of purchase. Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation).
When-issued or forward settling securities transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or forward settling securities transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule as outlined in the “Derivatives” subsection. The Active Bond Fund may invest up to 33% of its assets in dollar-roll transactions involving when-issued securities.
Yankee Obligations. Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in “Foreign Securities.” The Yankee obligations selected for the Funds will adhere to the same credit quality standards as those utilized for the selection of domestic debt obligations.
Zero Coupon Securities. A Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The Code requires that a Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires a Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to federal income tax and to continue to maintain its status as a regulated investment company under the Code. Because no cash is generally received at the time of accrual, a Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to a Fund under the Code. See “Federal Income Taxes,” for more information.
Investment Limitations
Fundamental Investment Limitations. Below are each Fund’s fundamental investment limitations (or policies), which each Fund cannot change without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.
For the illiquid securities and bank borrowing fundamental policies, which contains percentage limits, a Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.
Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to a Fund.
Each Fund's investment restrictions are subject to, and may be impacted and limited by, the federal securities laws, rules and regulations, including the Investment Company Act of 1940 and Rule 18f-4 thereunder.
The Ultra Short Duration Fixed Income Fund may not, except as otherwise provided below:
1.
With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.
2.
Invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.
3.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4.
Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund’s assets. Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC.
For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.
5.
Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
6.
Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.
7.
Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
8.
Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.
The Sands Capital Select Growth Fund and International ESG Equity Fund may not:
1.
Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.
2.
Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less a Fund’s liabilities (other than borrowings), except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.
3.
Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).
4.
Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.
5.
Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund’s assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC.
For example, at a minimum, a Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.
6.
Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation, or order of the SEC, or SEC staff interpretation.
7.
Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.
8.
The International ESG Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.
The Mid Cap Fund may not:
1.
Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.
2.
Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.
3.
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.
4.
Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

5.
Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
6.
Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.
7.
Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be interpreted from time to time.
8.
Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.
The Active Bond Fund, Ares Credit Opportunities Fund (formerly Credit Opportunities Fund), Dividend Equity Fund, High Yield Fund, Impact Bond Fund, Mid Cap Value Fund, and Small Cap Fund may not:
1.
Diversification. For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time. This does not apply to Ares Credit Opportunities Fund, which is a non-diversified fund.
2.
Borrowing Money. The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
3.
Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.
4.
Loans. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
5.
Real Estate. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.
6.
Commodities. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.
7.
Concentration of Investments (except Active Bond Fund and High Yield Fund). The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.
Concentration (Active Bond Fund and High Yield Fund only). The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
8.
Senior Securities. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
The Anti-Benchmark® International Core Equity Fund and Small Cap Value Fund may not:
1
Diversification. The Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.
2.
Borrowing Money. The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
3.
Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.
4.
Loans. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
5.
Real Estate. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.
6.
Commodities. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.
7.
Concentration of Investments (Small Cap Value Fund). The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
8.
Senior Securities. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Non-Fundamental Investment Limitations. Each Fund also has adopted certain non-fundamental investment limitations. A non-fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 days’ notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus.
For the illiquid securities policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other non-fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.
The following non-fundamental limitation applies to all Funds:
1.
The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets (10% for the Ultra Short Duration Fixed Income Fund) in illiquid investments that are assets.
The following non-fundamental investment limitations apply to the International ESG Equity Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Small Cap Value Fund, and Ultra Short Duration Fixed Income Fund. None of these Funds may:
1.
Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.
2.
Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.
3.
Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(a)(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A under the 1933 Act may be treated as liquid securities under procedures adopted by the Board.
4.
The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not invest in companies for the purpose of exercising control.
5.
The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.
6.
The Ultra Short Duration Fixed Income Fund, Small Cap Value Fund, and Mid Cap Fund may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds’ SAI.
7.
Make investments in securities when outstanding borrowings exceed 5% of a Fund’s total assets.

The following non-fundamental investment policies apply to the International ESG Equity Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Small Cap Value Fund, and Ultra Short Duration Fixed Income Fund:
1.
Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds’ fundamental limitation on borrowing).
2.
Each Fund may enter into futures and options transactions.
3.
Each Fund may hold up to 15% (10% for the Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.
4.
Each Fund, except the Ultra Short Duration Fixed Income Fund, may purchase convertible securities.
5.
Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund’s assets.
6.
Each Fund may purchase fixed-income securities, including variable- and floating-rate instruments and zero coupon securities.
7.
Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.
8.
Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund’s total assets.
9.
Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.
The following are non-fundamental investment limitations for each of the Active Bond Fund and the High Yield Fund as applicable (except that Item 1 below applies only to the High Yield Fund and Item 2 below applies only to the Active Bond Fund). The Active Bond Fund and High Yield Fund do not intend to pledge, mortgage or hypothecate their assets. Each fund may not:
1.
Borrow money (including through reverse repurchase agreements or forward-roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%. This limitation applies only to the High Yield Fund;
2.
Borrow money, except through reverse repurchase agreements and dollar rolls, and except that the Fund may borrow through means other than reverse repurchase agreements or dollar rolls for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings, excluding dollar rolls and reverse repurchase agreements, exceed 5%. This limitation applies only to the Active Bond Fund;
3.
Pledge, mortgage, or hypothecate for any purpose in excess of 10% of a Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, dollar rolls, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;
4.
Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
5.
Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;
6.
Invest for the purpose of exercising control or management;
7.
Hold more than 15% of a Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board; and (b) commercial paper that is sold under section 4(a)(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund’s Board has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the Fund’s Board has determined that the commercial paper is equivalent quality and is liquid;
8.
Invest more than 10% of a Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund’s Board);
9.
Purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;
10.
Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of a Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling); and
11.
Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions. The following are also non-fundamental investment limitations of the Active Bond Fund and High Yield Fund.
1.
Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.
2.
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
3.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
4.
Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.
5.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
The following non-fundamental investment limitations apply to Anti-Benchmark® International Core Equity Fund. The Fund may not:
1.
Concentrate its investments in the securities of companies whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its respective Index.
2.
Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.
3.
Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.
4.
Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
5.
Invest its assets in securities of any investment company, except as permitted by the 1940 Act.
6.
Make investments in securities when outstanding borrowings exceed 5% of a Fund’s total assets.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions.
1.
Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
3.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
4.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.
5.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST
The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past five years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Adviser, the “Touchstone Funds,” are part of the “Touchstone Fund Complex.” The Touchstone Fund Complex consists of the Trust, Touchstone Strategic Trust, Touchstone ETF Trust and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”
Interested Trustees(1):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40
Director, Integrity Life
Insurance Co. and
National Integrity Life
Insurance Co. since 2005;
Director, Touchstone
Securities (the
Distributor) since 1999;
Director, Touchstone
Advisors (the Adviser)
since 1999; Director, W&S
Brokerage Services, Inc.
since 1999; Director, W&S
Financial Group
Distributors, Inc. since
1999; Director, Insurance
Profillment Solutions LLC
since 2014; Director,
Columbus Life Insurance
Co. since 2016; Director,
The Lafayette Life
Insurance Co. since 2016;
Director, Gerber Life
Insurance Company
since 2019; Director,
Western & Southern
Agency, Inc. since 2018;
and Director, LL Global,
Inc. (not-for-profit trade
organization with
operating divisions
LIMRA and LOMA) since
2016.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	40	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women’s Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40
Director, SaverSystems,
Inc. since 2015;
Director, Buckeye
EcoCare, Inc. from
2013 to 2018; Director,
Turner Property
Services Group, Inc.
since 2017; Trustee,
Dayton Region New
Market Fund, LLC
(private fund) since
2010; and Trustee,
Entrepreneurs Center,
Inc. (business
incubator) since 2006.

Sally J. Staley(4) c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Adviser to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	40
Trustee, College of
Wooster since 2006
(Chair since 2021);
Trustee, Great Lakes
Theater Festival since
2005; and Member of
Advisory Committee,
Certified Investment
Fund Director Institute
from 2015 to 2020.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40
Director, Deaconess
Associations, Inc.
(healthcare) since
2001; Trustee,
Huntington Funds
(mutual funds) from
2006 to 2015; and
Director, National
Association of
Corporate Treasurers
from 2011 to 2015.

(1)
Ms. McGruder, as a director of the Adviser and the Distributor, and an officer of affiliates of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2)
As of January 27, 2023, the Touchstone Fund Complex consisted of 13 series of the Trust, 19 series of Touchstone Strategic Trust, 4 series of Touchstone ETF Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(3)
Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone ETF Trust and Touchstone Variable Series Trust.
(4)
Ms. Staley was elected as a Trustee, effective as of January 1, 2023.
Principal Officers:
Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disquali- fication President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disquali- fication Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disquali- fication Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disquali- fication Controller and Treasurer since 2006
Senior Vice President and Chief
Administration Officer within the
Office of the Chief Marketing Officer of
Western & Southern Financial Group
(since 2021); and Senior Vice President,
Chief Financial Officer, and Chief
Operations Officer of IFS Financial
Services, Inc. (a holding company).

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disquali- fication Secretary since 2018
Senior Counsel - Securities/Registered
Funds of Western & Southern Financial
Group (2015 to present); Associate at
Morgan Lewis & Bockius LLP (law firm)
(2014 to 2015); Associate at Bingham
McCutchen LLP (law firm) (2008 to
2014).

(1)Each officer also holds the same office with Touchstone Strategic Trust, Touchstone ETF Trust and Touchstone Variable Series Trust.
Additional Information about the Trustees
The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Adviser, sub-advisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds.
In addition, the following specific experience, qualifications, attributes and skills apply as to the Trustees: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Moore has experience as a managing director and president of global financial services firms, as well as executive and leadership roles within the Adviser; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company and as treasurer of a global company; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. King has experience as a senior sales and marketing executive at global financial services firms; Mr. Robie has portfolio management experience at a private multinational holding company; Ms. Staley has investment experience from positions at various entities, including as chief investment officer for a university; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.
In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.
Board Structure
The Board is composed of six Independent Trustees and two Interested Trustees: Jill T. McGruder, who is Chairperson of the Board, and E. Blake Moore, Jr. The Independent Trustees have appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Gale regularly on various Trust issues, as appropriate. Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.
The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.
The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.
The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust’s Adviser over the affiliated and unaffiliated sub-advisers that conduct the day-to-day management of the Funds of the Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Adviser and the Distributor and senior executive of IFS Financial Services, Inc., the Adviser’s parent company, and of other affiliates of the Adviser, which enhance the Board’s understanding of the operations of the Adviser and the role of the Trust and the Adviser within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.
Board Oversight of Risk
Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Adviser, sub-advisers, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.
The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Adviser on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisers to the Funds.
Standing Committees of the Board
The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.
Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Ms. Carnahan is the Chair of the Audit Committee. During the fiscal year ended September 30, 2022 the Audit Committee held four meetings.
Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Mr. Zimmer is the Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended September 30, 2022.
In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Mr. William H. Zimmer III, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex
The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2022.
	Interested Trustees		Independent Trustees
Funds	Jill T. McGruder	E. Blake Moore, Jr.	Karen Carnahan	Susan M. King	William C.Gale	Sally J. Staley(2)	Kevin A. Robie	William H. Zimmer III
Active Bond Fund	$0-10,000	None	None	None	$10,001- $50,000	None	None	None
Anti-Benchmark® International Core Equity Fund	None	None	None	None	None	None	None	None
Ares Credit Opportunities Fund	None	Over $100,000	None	$10,001- $50,000	$10,001- $50,000	None	None	None
Dividend Equity Fund	None	Over $100,000	None	None	None	None	None	$50,001- $100,000
High Yield Fund	Over $100,000	None	None	None	None	None	None	None
Impact Bond Fund	None	None	None	None	None	None	None	None
International ESG Equity Fund	None	None	None	None	None	None	None	None
Mid Cap Fund	None	None	None	None	None	None	None	$50,001- $100,000
Mid Cap Value Fund	Over $100,000	None	None	None	None	None	None	$10,001- $50,000
Sands Capital Select Growth Fund	$10,001- $50,000	None	$50,001- $100,000	$10,001- $50,000	None	None	None	None
Small Cap Fund	None	None	None	None	None	None	None	None
Small Cap Value Fund	None	None	None	None	None	None	None	None
Ultra Short Duration Fixed Income Fund	None	$50,001- $100,000	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	Over $100,000	$50,001- $100,000	$50,001- $100,000	$50,001- $100,000	None	Over $100,000	Over $100,000
(1)
As of January 27, 2023, the Touchstone Fund Complex consisted of 13 series of the Trust, 19 series of Touchstone Strategic Trust, 4 series of the Touchstone ETF Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(2)
Ms. Staley was elected as a Trustee of the Trust effective January 1, 2023.
Trustee Compensation
The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2022.
Name	Compensation from the Trust(1)	Aggregate Compensation from the Touchstone Fund Complex
Interested Trustees
Jill T. McGruder	$—	$—
E. Blake Moore, Jr.	$—	$—
Independent Trustees(2)
Karen Carnahan	$61,389	$170,000
William C. Gale	$65,722	$182,000
Susan J. Hickenlooper(3)	$61,389	$170,000
Susan M. King	$56,243	$155,750
Kevin A. Robie	$56,243	$155,750
Sally J. Staley(4)	$—	$—
William H. Zimmer III	$56,243	$155,750
(1)
As of January 27, 2023, the Touchstone Fund Complex consists of 13 series of the Trust, 19 series of Touchstone Strategic Trust, 4 series of the Touchstone ETF Trust and 4 variable annuity series of Touchstone Variable Series Trust.

(2)
The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2022 was $65,000.
(3)
Ms.Hickenlooper retired as a Trustee of the Trust effective at the close of business on December 31, 2022.
(4)
As of December 31, 2022, Ms. Staley did not receive any compensation from each Trust, nor any aggregate compensation paid by the Touchstone Fund Complex. Ms. Staley was elected as a Trustee of the Trust effective January 1, 2023
The following table shows the Trustee quarterly compensation schedule:
	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Retainer and Meeting Attendance Fees	$23,250	$5,500	$5,500	$6,000
Lead Independent Trustee Fees	$6,750
Committee Chair Fees	$1,250	$2,500	$2,500
Telephonic/Virtual Meeting Attendance Fee = $2,500
Limited items in-person meeting = $3,500
Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.
THE ADVISER
Touchstone Advisors, Inc. (previously defined as the “Adviser” or “Touchstone Advisors”), is the Funds’ investment adviser under the terms of an advisory agreement (the “Advisory Agreement”) dated February 17, 2006, as amended. Under the Advisory Agreement, the Adviser reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board. The Adviser determines the appropriate allocation of assets to each Fund’s sub-adviser(s).
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.
The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time with respect to any Fund(s), without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust.
The Adviser is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Adviser because she is a Director of the Adviser and an officer of affiliates of the Adviser. Mr. E. Blake Moore Jr. may be deemed an affiliate of the Adviser because he is an officer of the Adviser. Ms. McGruder and Mr. Moore, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.
Manager-of-Managers Structure
The SEC has granted an exemptive order that permits the Trust or the Adviser, under certain circumstances, to select or change unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure. Under a manager-of-managers structure, the Adviser acts as investment adviser, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen. Shareholders of a Fund will be notified of a change in its sub-adviser.
Fees Paid to the Adviser
For its services, the Adviser is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.
Fund	Investment Advisory Fee
Active Bond Fund(1)	0.38% on the first $200 million; and 0.30% on assets over $200 million
Anti-Benchmark® International Core Equity Fund	0.45% on the first $1 billion; and 0.40% on assets over $1 billion
Ares Credit Opportunities Fund (formerly Credit Opportunities Fund)	0.60% on all assets
Dividend Equity Fund	0.55% on the first $1 billion; and 0.50% on assets over $1 billion
High Yield Fund	0.60% on the first $50 million; 0.50% on the next $250 million; and 0.45% on assets over $300 million
Impact Bond Fund	0.30% on the first $200 million; and 0.225% on assets over $200 million
International ESG Equity Fund	0.65% on the first $1 billion; and 0.60% on assets over $1 billion
Mid Cap Fund	0.80% on the first $1 billion; 0.70% on the next $500 million; and 0.60% on assets over $1.5 billion
Mid Cap Value Fund	0.75% on all assets
Sands Capital Select Growth Fund	0.70% on the first $1 billion; 0.65% on the next $500 million; 0.60% on the next $500 million; and 0.55% on assets over $2 billion
Small Cap Fund	0.85% on the first $250 million; 0.80% on the next $250 million; and 0.70% on assets over $500 million
Small Cap Value Fund	0.85% on all assets
Ultra Short Duration Fixed Income Fund	0.25% on all assets
(1)
Prior to January 1, 2022, the Fund paid the Adviser an advisory fee at an annualized rate of 0.40% on the first $300 million of assets and 0.35% on assets over $300 million.
Each Fund shall pay the expenses of its operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Adviser is paid by the Adviser, except with respect to certain compensation of the Trust's Chief Compliance Officer, which is paid by the Funds. Each class of shares of a Fund pays its pro rata portion of the advisory fee payable by the Fund.
Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Fund’s Fees and Expenses table in the Summary section of the Prospectus. Expenses that are not waived or reimbursed by the Adviser include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”). Each Fund bears the costs of these Excluded Expenses. The contractual limits set forth in each Fund's Fees and Expenses table in the Summary section of the Prospectus have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended September 30, 2020, 2021 and 2022, the Funds paid advisory fees and received waivers or reimbursements as shown in the following table:
Fund	Date of Fiscal Period End	Gross Advisory Fee Paid	Fees Waived/Recouped
Active Bond Fund(1)	9/30/2020	$1,320,119	$228,474
	9/30/2021	$1,447,372	$150,115
	9/30/2022	$1,221,208	$289,666
Anti-Benchmark® International Core Equity Fund	9/30/2020	$162,288	$141,795
	9/30/2021	$180,217	$157,113
	9/30/2022	$80,153	$170,789
Ares Credit Opportunities Fund	9/30/2020	$560,597	$258,099
	9/30/2021	$839,540	$318,872
	9/30/2022	$1,782,683	$615,648
Dividend Equity Fund(2)	9/30/2020	N/A	N/A
	9/30/2021	$4,267,597	$135,900
	9/30/2022	$17,462,840	$692,784
High Yield Fund	9/30/2020	$1,049,952	$128,065
	9/30/2021	$997,133	$106,431
	9/30/2022	$642,001	$163,758
Impact Bond Fund(3)	9/30/2020	$1,204,851	$282,557
	9/30/2021	$1,408,286	$215,444
	9/30/2022	$1,171,029	$236,402
International ESG Equity Fund	9/30/2020	$194,200	$191,139
	9/30/2021	$210,682	$161,008
	9/30/2022	$231,741	$145,313
Mid Cap Fund	9/30/2020	$18,294,071	$847,529(4)
	9/30/2021	$31,724,741	$(1,432,938)(5)
	9/30/2022	$30,158,825	$(120,520)(6)
Mid Cap Value Fund	9/30/2020	$5,598,077	$1,389,112
	9/30/2021	$6,314,794	$1,278,088
	9/30/2022	$6,688,388	$1,293,131
Sands Capital Select Growth Fund(7)	9/30/2020	$13,159,970	$272,837(8)
	9/30/2021	$29,406,258	$(13,096)(9)
	9/30/2022	$25,650,413	$482,237

Fund	Date of Fiscal Period End	Gross Advisory Fee Paid	Fees Waived/Recouped
Small Cap Fund	9/30/2020	$615,913	$241,490
	9/30/2021	$792,628	$234,929
	9/30/2022	$814,603	$238,087
Small Cap Value Fund	9/30/2020	$663,208	$166,801
	9/30/2021	$607,220	$125,303
	9/30/2022	$636,789	$137,571
Ultra Short Duration Fixed Income Fund	9/30/2020	$2,451,585	$738,782
	9/30/2021	$2,724,344	$660,074
	9/30/2022	$2,262,694	$586,749
(1)
Prior to January 1, 2022, the Fund paid 0.40% on the first $300 million and 0.35% on assets over $300 million.
(2)
The Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund.
(3)
Prior to September 1, 2021, the Fund's investment advisory fee rate was 0.35% on all assets.
(4)
Gross waivers were $857,351 offset with the amount recouped by the Adviser of $9,822.
(5)
Gross waivers were $40,899 offset with the amount recouped by the Adviser of $1,473,837.
(6)
Gross waivers were $77,736 offset with the amount recouped by the Adviser of $198,256.
(7)
Prior to June 1, 2020, the Fund's base investment advisory fee was 0.85% on the first $1 billion of assets; 0.80% on the next $500 million of assets; 0.75% on the next $500 million of assets; 0.70% on assets above $2 billion. In addition, the Fund's base advisory fee was adjusted up or down by up to 0.15% of the average daily net assets if the Fund outperformed or underperformed its benchmark index, the Russell 1000® Growth Index, by more than 2.50% over the performance period. This performance fee adjustment was removed on June 1, 2020.
(8)
Gross waivers were $298,889 offset with the amount recouped by the Adviser of $26,052.
(9)
Gross waivers were $22,390 offset with the amount recouped by the Adviser of $35,486.
For the recent fiscal year ended October 31, 2020 and the period ended July 16, 2021, the Predecessor Fund of the Dividend Equity Fund paid the following fees to SunAmerica Asset Management, LLC, the Predecessor Fund's investment adviser:
	Advisory Fees Paid		Fee Waivers or Reimbursements
Fund	2020	2021	2020	2021
Predecessor Fund of Dividend Equity Fund	$30,885,403	$16,206,710	$—	$—
THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The Adviser has selected sub-advisers (each a “Sub-Adviser” or collectively the “Sub-Advisers”) to manage all or a portion of a Fund’s assets, as determined by the Adviser. The Sub-Advisers make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.
Each sub-advisory agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.
For their respective services, the Sub-Advisers receive a fee from the Adviser and with respect to each Fund that it sub-advises. As described in the prospectus, the Sub-Adviser receives sub-advisory fees, with respect to each Fund that it sub-advises. Each Sub-Adviser’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Adviser during the current month.
The Adviser pays sub-advisory fees to the Sub-Adviser from its advisory fee. The compensation of any officer, director or employee of a Sub-Adviser who is rendering services to a Fund is paid by the Sub-Adviser. For the fiscal years ended September 30, 2020, 2021 and 2022, the Adviser paid the following sub-advisory fees with respect to each Fund:

Fund	Date of Fiscal Period End	Sub-Advisory Fees Paid
Active Bond Fund(1)	9/30/2020	$703,811
	9/30/2021	$755,501
	9/30/2022	$617,933
Anti-Benchmark® International Core Equity Fund	9/30/2020	$90,453
	9/30/2021	$100,054
	9/30/2022	$44,530
Ares Credit Opportunities Fund	9/30/2020	$384,262
	9/30/2021	$573,434
	9/30/2022	$1,218,167
Dividend Equity Fund(2)	9/30/2020	N/A
	9/30/2021	$2,144,758
	9/30/2022	$8,731,420
High Yield Fund	9/30/2020	$651,985
	9/30/2021	$617,855
	9/30/2022	$405,201
Impact Bond Fund(3)	9/30/2020	$777,288
	9/30/2021	$892,628
	9/30/2022	$598,791
International ESG Equity Fund	9/30/2020	$97,400
	9/30/2021	$105,274
	9/30/2022	$115,871
Mid Cap Fund	9/30/2020	$9,184,553
	9/30/2021	$15,852,647
	9/30/2022	$15,079,413
Mid Cap Value Fund	9/30/2020	$2,620,398
	9/30/2021	$2,945,086
	9/30/2022	$3,121,248
Sands Capital Select Growth Fund(4)	9/30/2020	$8,131,388
	9/30/2021	$18,685,831
	9/30/2022	$16,167,096
Small Cap Fund	9/30/2020	$327,148
	9/30/2021	$419,369
	9/30/2022	$431,260
Small Cap Value Fund	9/30/2020	$351,981
	9/30/2021	$321,279
	9/30/2022	$337,124
Ultra Short Duration Fixed Income Fund	9/30/2020	$1,071,525
	9/30/2021	$1,176,454
	9/30/2022	$992,577
(1)
Effective January 1, 2022, the Adviser and the Sub–Adviser contractually agreed to reduce the sub-advisory fee rate paid by the Adviser to the Sub-Adviser with respect to the Fund.
(2)
The Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund.

(3)
Effective September 1, 2021, the Adviser and the Sub-Adviser contractually agreed to reduce the sub-advisory fee rate paid by the Adviser to the Sub-Adviser with respect to the Fund.
(4)
Effective June 1, 2020, the Adviser and the Sub-Adviser contractually agreed to reduce the sub-advisory fee rate paid by the Adviser to the Sub-Adviser with respect to the Fund.
Sub-Adviser Control. This section presents each Sub-Adviser’s control persons.
*
Ares Capital Management II LLC (“Ares”) is a wholly-owned subsidiary of Ares Management LLC, which is a wholly-owned subsidiary of Ares Management Corporation, a publicly traded, leading global alternative investment manager.
*
EARNEST Partners, LLC (“EARNEST”) is an SEC registered investment adviser. The firm is owned approximately 87% by Westchester Limited EP, LLC and 13% by EP Partner Pool, LLC. Paul E. Viera indirectly owns more than 25% of the firm through Westchester Limited EP, LLC.
*
Fort Washington Investment Advisors, Inc. (“Fort Washington”) is an SEC registered investment adviser. The firm is a wholly owned subsidiary of Western & Southern and is therefore an affiliate of Touchstone Advisors and Touchstone Securities. Ms. McGruder and Mr. Moore may be deemed to be affiliates of Fort Washington.
*
Leeward Investments, LLC (“Leeward”) is an SEC registered investment adviser. Leeward is a limited liability company wholly owned by its employees. Leeward President R. Todd Vingers owns more than 25% of Leeward.
*
London Company of Virginia, LLC, doing business as The London Company (“The London Company”), is an SEC registered investment adviser. TLC Holdings owns approximately 73% of The London Company. Stephen Goddard owns 95% of TLC Holdings. Stephen Goddard is deemed a control person for The London Company based on his ownership of TLC Holdings.
*
Rockefeller & Co. LLC (“Rockefeller”) is a subsidiary of Rockefeller Capital Management L.P., a holding company controlled by Viking Global Investors L.P., a global investment firm founded in 1999.
*
Sands Capital Management, LLC (“Sands Capital”) is an SEC registered investment adviser. The firm is controlled by Frank M. Sands.
*
The employees of TOBAM S.A.S (“TOBAM”) own a majority stake in the company. TOBAM is controlled by its employees.
The following charts list for each of the Funds’ portfolio managers (i) the number of their other managed accounts per investment category: (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based on the performance of the account, and (iii) their beneficial ownership in their managed Fund(s) at the end of the September 30, 2022 fiscal year. Listed below the charts applicable to each Sub-Adviser’s group of portfolio managers is (i) a description of each portfolio manager’s compensation structure as of September 30, 2022, and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of September 30, 2022.
Ares Credit Opportunities Fund
Sub-Adviser: Ares
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Seth Brufsky
Registered Investment Companies	4	$2,018.00	0	$0.0
Other Pooled Investment Vehicles	5	$930.00	1	$49.0
Other Accounts	78	$32,918.00	56	$26,052.0
Chris Mathewson
Registered Investment Companies	3	$1,242.00	0	$0.0
Other Pooled Investment Vehicles	2	$644.00	0	$0.0
Other Accounts	14	$5,381.00	2	$1,232.0
Kapil Singh
Registered Investment Companies	3	$1,242.00	0	$0.0
Other Pooled Investment Vehicles	2	$644.00	0	$0.0
Other Accounts	14	$5,381.00	2	$1,232.0

Fund Ownership. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2022:
Portfolio Managers	Dollar Range of Fund Shares Owned
Seth Brufsky	None
Chris Mathewson	None
Kapil Singh	None
Compensation. The portfolio managers are compensated through salary and bonus. In addition to base salaries, each portfolio manager is eligible to receive bonus compensation based on contribution to the research effort as well as client retention, sales, and overall firm performance.
Material Conflicts of Interest. Employees of the Sub-Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of other Ares-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding any differences in principal investment objectives between the Fund and the other Ares-advised funds, such other Ares-advised funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Ares affiliates or the Sub-Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the other Ares-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Sub-Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares-advised funds.
The Sub-Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Fund and for one or more other Ares-advised funds. In such event, depending on the availability of such investment and other appropriate factors, the Sub-Adviser may determine that the Fund should invest on a side-by-side basis with one or more other Ares-advised funds. The Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.
The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more Ares-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more sub-adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.
The Sub-Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the sub-adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Sub-Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Sub-Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more affiliates of the Sub-Adviser and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Sub-Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness. Certain other Ares-advised funds pay the Sub-Adviser or its affiliates performance-based compensation, which could create an incentive for the sub-adviser or affiliate to favor such investment fund or account over the Fund.
By reason of the various activities of the Sub-Adviser and its affiliates, the Sub-Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Sub-Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Sub-Adviser believes such voting decisions to be in accordance with its fiduciary obligations.
Impact Bond Fund
Sub-Adviser: EARNEST
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Chris Fitze, CFA
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	3	$190.00	0	$0.0
Other Accounts	89	$7,662.00	0	$0.0
Thomas Venezia, CFA
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	3	$190.00	0	$0.0
Other Accounts	89	$7,662.00	0	$0.0
Fund Ownership. The following table indicates for the Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2022.
Portfolio Managers	Dollar Range of Beneficial Ownership
Chris Fitze, CFA	None
Thomas Venezia, CFA	None
Conflicts of Interest. EARNEST is responsible for managing the Impact Bond Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST may manage other client accounts which may have higher fee arrangements than the Impact Bond Fund or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions. EARNEST has adopted policies and procedures it believes are reasonably designed to address such conflicts.
EARNEST seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that EARNEST believes to be fair and equitable. EARNEST has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST manages client accounts to model portfolios that are approved by its investment team, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST believes to be fair and equitable.
Compensation. EARNEST personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing or deferred compensation. EARNEST also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for certain portfolio managers. EARNEST is employee-owned.

Active Bond Fund
Sub-Adviser: Fort Washington
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Daniel J. Carter, CFA
Registered Investment Companies	4	$1,065.33	0	$0.0
Other Pooled Investment Vehicles	5	$1,407.77	0	$0.0
Other Accounts	52	$2,698.01	0	$0.0
Austin R. Kummer, CFA
Registered Investment Companies	5	$3,717.38	0	$0.0
Other Pooled Investment Vehicles	5	$1,223.57	0	$0.0
Other Accounts	68	$4,005.94	0	$0.0
Fund Ownership. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2022 :
Portfolio Managers	Dollar Range of Beneficial Ownership
Daniel J. Carter, CFA	None
Austin R. Kummer, CFA	None
Dividend Equity Fund
Sub-Adviser: Fort Washington
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Austin R. Kummer, CFA
Registered Investment Companies	5	$1,332.12	0	$0.0
Other Pooled Investment Vehicles	5	$1,223.57	0	$0.0
Other Accounts	68	$4,005.94	0	$0.0
Brendan M. White, CFA
Registered Investment Companies	3	$978.10	0	$0.0
Other Pooled Investment Vehicles	3	$358.42	0	$0.0
Other Accounts	26	$1,609.50	0	$0.0
James E. Wilhelm
Registered Investment Companies	5	$4,216.71	0	$0.0
Other Pooled Investment Vehicles	1	$22.84	0	$0.0
Other Accounts	42	$2,218.54	0	$0.0
Fund Ownership The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2022:
Portfolio Managers	Dollar Range of Beneficial Ownership
Austin R. Kummer, CFA	None
Brendan M. White, CFA	None
James Wilhelm	None

High Yield Fund
Sub-Adviser: Fort Washington
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Garrick T. Bauer, CFA
Registered Investment Companies	1	$8.32	0	$0.0
Other Pooled Investment Vehicles	4	$1,559.75	0	$0.0
Other Accounts	12	$1,091.19	1	$127.8
Timothy Jossart, CFA
Registered Investment Companies	1	$8.32	0	$0.0
Other Pooled Investment Vehicles	2	$574.20	0	$0.0
Other Accounts	12	$1,091.19	1	$127.8
Fund Ownership The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2022:
Portfolio Managers	Dollar Range of Beneficial Ownership
Garrick Bauer, CFA	None
Timothy Jossart, CFA	None
Ultra Short Duration Fixed Income Fund
Sub-Adviser: Fort Washington
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Scott D. Weston
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	1	$48.78	0	$0.0
Other Accounts	74	$4,691.71	0	$0.0
Brent A. Miller, CFA
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	1	$48.78	0	$0.0
Other Accounts	74	$4,691.71	0	$0.0
Richard V. Schneider
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	1	$48.78	0	$0.0
Other Accounts	74	$4,691.71	0	$0.0
Laura L. Mayfield
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	1	$48.78	0	$0.0
Other Accounts	21	$3,256.43	0	$0.0

Fund Ownership The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2022:
Portfolio Managers	Dollar Range of Beneficial Ownership
Scott D. Weston	None
Brent A. Miller, CFA	None
Laura L. Mayfield	None
Richard V. Schneider	None
Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures it believes are reasonably designed to address such conflicts.
Compensation. All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to peers and appropriate benchmarks) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the Board of Directors.
Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.
Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved. In years where Western & Southern Financial Group exceeds its business goals, the company may increase its match to as much as 50% of the first 6% earnings saved.
Mid Cap Value Fund
Sub-Adviser: Leeward
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
R. Todd Vingers, CFA
Registered Investment Companies	6	$525.80	0	$0.0
Other Pooled Investment Vehicles	20	$553.00	0	$0.0
Other Accounts	30	$858.50	0	$0.0
Jay C. Willadsen, CFA
Registered Investment Companies	6	$525.80	0	$0.0
Other Pooled Investment Vehicles	20	$553.00	0	$0.0
Other Accounts	30	$858.50	0	$0.0
*
Effective on March 1, 2022, Leeward Investments, LLC (“Leeward”) replaced LMCG as the Fund's sub-adviser. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm and there were no changes to the Fund's investment strategies or investment risks associated with the change in sub-adviser.
Fund Ownership. The following table indicates for the Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2022:
Portfolio Manager	Dollar Range of Beneficial Ownership
R. Todd Vingers, CFA	$100,001 - $500,000
Jay C. Willadsen, CFA	$100,001 - $500,000

Small Cap Value Fund
Sub-Adviser: Leeward
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
R. Todd Vingers, CFA
Registered Investment Companies	6	$1,228.90	0	$0.0
Other Pooled Investment Vehicles	20	$553.00	0	$0.0
Other Accounts	30	$858.50	0	$0.0
Jay C. Willadsen, CFA
Registered Investment Companies	6	$1,228.90	0	$0.0
Other Pooled Investment Vehicles	20	$553.00	0	$0.0
Other Accounts	30	$858.50	0	$0.0
*
Effective on March 1, 2022, Leeward Investments, LLC (“Leeward”) replaced LMCG as the Fund's sub-adviser. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm and there were no changes to the Fund's investment strategies or investment risks associated with the change in sub-adviser.
Fund Ownership. The following table indicates for the Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2022.
Portfolio Manager	Dollar Range of Beneficial Ownership
R. Todd Vingers, CFA	$100,001 - $500,000
Jay C. Willadsen, CFA	$100,001 - $500,000
Conflicts of Interest. Leeward’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Leeward has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by Leeward personnel for their own accounts potentially could conflict with the interest of clients. Leeward has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.
Compensation. Portfolio managers and other investment team members at Leeward are compensated through a combination of base salary, incentive bonus and equity ownership. Leeward’s base salaries are competitive within the industry. Leeward’s incentive bonus plan for investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of institutional managers. Incentive bonuses are not calculated on specific client or specific fund assets. Investment team members are also equity owners at Leeward, which further aligns investment team incentives with client success.
Mid Cap Fund
Sub-Adviser: The London Company
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard, CFA
Registered Investment Companies	4	$1,983	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	2	$7.6

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Jonathan Moody, CFA
Registered Investment Companies	4	$1,983	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0
J. Brian Campbell, CFA
Registered Investment Companies	4	$1,983	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0
Mark E. DeVaul, CFA, CPA
Registered Investment Companies	4	$1,983	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0
Sam Hutchings, CFA
Registered Investment Companies	4	$1,983	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0
Small Cap Fund
Sub-Adviser: The London Company
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard, CFA
Registered Investment Companies	4	$5,902	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	2	$7.6
Jonathan Moody, CFA
Registered Investment Companies	4	$5,902	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0
J. Brian Campbell, CFA
Registered Investment Companies	4	$5,902	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0
Mark E. DeVaul, CFA, CPA
Registered Investment Companies	4	$5,902	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0
Sam Hutchings, CFA
Registered Investment Companies	4	$5,902	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	650	$7,635	0	$0.0

Fund Ownership. The following table indicates for the Funds, the dollar range of shares beneficially owned by the Funds’ portfolio managers as of September 30, 2022.
Dollar Range of Beneficial Ownership
Portfolio Managers	Mid Cap Fund	Small Cap Fund
Stephen Goddard, CFA	None	Over $1,000,000
Jonathan Moody, CFA	$100,001 - $500,000	None
J. Brian Campbell, CFA	$100,001 - $500,000	$100,001 - $500,000
Mark E. DeVaul, CFA, CPA	$10,001 - $50,000	$10,001 - $50,000
Sam Hutchings, CFA	$10,001 - $50,000	$10,001 - $50,000
Conflicts of Interest. Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including, but not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.
Compensation. Portfolio managers are compensated through salary and bonus. In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance. They also have a potential for ownership after a reasonable tenure with the firm.
International ESG Equity Fund
Sub-Adviser: Rockefeller
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
David P. Harris, CFA
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	14	$1,406.40	0	$0.0
Other Accounts	209	$2,567.70	0	$0.0
Michael Seo, CFA*
Registered Investment Companies	0	$0.00	0	$0.0
Other Pooled Investment Vehicles	15	$2,542.00	0	$0.0
Other Accounts	206	$2,457.10	0	$0.0
*
Mr. Seo was elevated to Portfolio Manager in December 2020.
Fund Ownership. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2022:
Portfolio Managers	Dollar Range of Beneficial Ownership
David P. Harris, CFA	None
Michael Seo, CFA	None
Compensation. The portfolio managers’ compensation consists of a combination of competitive base salary, a discretionary annual bonus, and, in the case of Managing Directors and certain other senior professionals, participation in a deferred compensation plan, the Executive Valuation Multiplier Plan. This plan defers, for three-year periods, a portion of their bonus compensation to foster an environment focused on long-term alignment with our clients and stakeholders.
The determination of bonus compensation is based on individual, team and overall company performance, as well as the performance of our clients’ portfolios. The bonus is discretionary although metrics, such as individual alpha creation, are a factor in the decision-making process. Additionally, executive members of Rockefeller Asset Management (“RAM”) are eligible for a separate equity-like profits interest plan.
Conflicts of Interest. Potential conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments and the management of the investments of “other accounts”. The other accounts may have the same or similar investment objectives and strategies as the Fund but may be subject to different management fee structures than the Fund. Therefore, a potential conflict of interest may arise as a result of the similarities in investment objectives and strategies, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. Rockefeller has established policies and procedures which seek to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Sands Capital Select Growth Fund
Sub-Adviser: Sands Capital
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Frank M. Sands, CFA
Registered Investment Companies	2	$200.00	0	$0.0
Other Pooled Investment Vehicles	8	$932.50	0	$0.0
Other Accounts	289	$8,073.80	6	$413.2
Wesley A. Johnston, CFA
Registered Investment Companies	2	$200.00	0	$0.0
Other Pooled Investment Vehicles	9	$932.80	0	$0.0
Other Accounts	301	$8,173.40	14	$475.9
Thomas H. Trentman, CFA
Registered Investment Companies	2	$200.00	0	$0.0
Other Pooled Investment Vehicles	11	$945.50	0	$0.0
Other Accounts	307	$8,986.50	15	$557.9
Note: The portfolio managers listed above also provide non-discretionary advisory services to select clients, including, potentially, in the form of “model” portfolios that use the same (or substantially similar) investment strategies as those used by the portfolio managers listed above for the Fund. In these arrangements, the portfolio managers periodically provide a “model” portfolio, but do not exercise investment discretion or execute trades. Trades executed by the portfolio managers for the Fund will at times compete with trades placed by these other clients, which can expose the Fund to price volatility, affect the Fund’s transaction and trading costs, and can adversely affect the Fund.
Wesley A. Johnston, CFA; Frank M. Sands, CFA – These arrangements accounted for approximately 7 accounts and $1,569.7 million in additional fee-paying assets as of September 30, 2022.
Thomas H. Trentman, CFA – These arrangements accounted for approximately 8 accounts and $1,587.1 million in additional fee-paying assets as of September 30, 2022.
Fund Ownership. The following table indicates for the Fund, the dollar range of shares beneficially owned by the Fund’s portfolio manager as of September 30, 2022.
Portfolio Manager	Dollar Range of Beneficial Ownership
Frank M. Sands, CFA	Over $1,000,000
Wesley A. Johnston, CFA	$500,001 - $1,000,000
Thomas H. Trentman, CFA	Over $1,000,000
Conflicts of Interest. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from a portfolio manager’s management of multiple accounts for multiple clients, the execution of trades and allocation of investment opportunities, the use of brokerage commissions to obtain research, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics and Insider Trading Policy and Procedures that addresses rules on personal trading and insider information.
Other Accounts. Sands Capital is a growth manager and employs a growth strategy for the Fund called the Sands Capital Select Growth equity strategy (“Select Growth”). As of September 30, 2022, the Select Growth’s assets under management totaled $11.5 billion of the firm’s $38.6 billion assets under management.

Compensation. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.
Anti-Benchmark® International Core Equity Fund
Sub-Adviser: TOBAM
Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Patrick Chedid
Registered Investment Companies	2	$110.04	0	$0.0
Other Pooled Investment Vehicles	29	$2,790.96	1	$240.09
Other Accounts	19	$2,320.50	2	$237.56
Ayaaz Allymun
Registered Investment Companies	2	$110.04	0	$0.00
Other Pooled Investment Vehicles	29	$2,790.96	1	$240.09
Other Accounts	19	$2,320.50	2	$237.56
Mara Maccagnan
Registered Investment Companies	2	$110.04	0	$0.00
Other Pooled Investment Vehicles	29	$2,790.96	1	$240.09
Other Accounts	19	$2,320.50	2	$237.56
Guillaume Toison
Registered Investment Companies	2	$110.04	0	$0.00
Other Pooled Investment Vehicles	29	$2,790.96	1	$240.09
Other Accounts	19	$2,320.50	2	$237.56
Fund Ownership. As of September 30, 2022, none of the portfolio managers owned shares of the Fund.
Conflicts of Interest. As an independent asset management company, TOBAM has no broker/dealer affiliates, and is structurally less likely to encounter conflicts of interest in the course of its business. TOBAM’s investment philosophy is based on providing broad, unbiased exposure to the equity market risk premium, without any style, industry or security-specific preferences or aversions whatsoever. Investment universes are determined and agreed upon with the client, for separately managed accounts, and the universe is completely objective for pooled funds, such as the Funds, and the investment methodology applied to these universes is quantitative. As a result, TOBAM portfolio managers are neither allowed nor incentivized to favor a particular security over another. TOBAM’s conflict of interest policy states that employees are expected to devote 100% of working hours to company business, and also avoid any outside employment, position, association or investment that could interfere or appear to interfere with the employee’s judgment regarding the company’s and its clients’ best interests.
Compensation. The salary of each employee is determined by his or her background and seniority in the firm. Bonuses are based on the contribution of the employee to the firm’s annual results. Once a year, after an individual performance review, the monthly salary is revised, and bonuses are decided by the executive committee. All employees with at least six months of seniority may have the opportunity to become shareholders of the firm and, as such, are directly concerned with the profits of the firm and the dividends distributed.
THE ADMINISTRATOR
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services the Adviser’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust. BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Adviser, not the Trust. (See “Transfer and Sub-Administrative Agent” in this SAI.)
The following table shows administrative fees incurred by the Funds listed below for the three most recent fiscal years (or periods) ended September 30.
Fund	Date of Fiscal Period End	Administration Fees Paid
Active Bond Fund	9/30/2020	$484,764
	9/30/2021	$498,524
	9/30/2022	$447,318
Anti-Benchmark® International Core Equity Fund	9/30/2020	$52,293
	9/30/2021	$53,918
	9/30/2022	$23,173
Ares Credit Opportunities Fund	9/30/2020	$135,477
	9/30/2021	$185,034
	9/30/2022	$394,000
Dividend Equity Fund(1)	9/30/2020	N/A
	9/30/2021	$1,045,745
	9/30/2022	$4,485,940
High Yield Fund	9/30/2020	$289,986
	9/30/2021	$255,378
	9/30/2022	$156,637
Impact Bond Fund	9/30/2020	$499,153
	9/30/2021	$554,101
	9/30/2022	$602,065
International ESG Equity Fund	9/30/2020	$43,322
	9/30/2021	$43,566
	9/30/2022	$47,256
Mid Cap Fund	9/30/2020	$3,816,901
	9/30/2021	$6,546,219
	9/30/2022	$6,102,935
Mid Cap Value Fund	9/30/2020	$1,082,295
	9/30/2021	$1,131,595
	9/30/2022	$1,181,159
Sands Capital Select Growth Fund	9/30/2020	$2,638,304
	9/30/2021	$6,586,099
	9/30/2022	$5,581,697
Small Cap Fund	9/30/2020	$105,068
	9/30/2021	$125,405
	9/30/2022	$127,020

Fund	Date of Fiscal Period End	Administration Fees Paid
Small Cap Value Fund	9/30/2020	$113,136
	9/30/2021	$95,976
	9/30/2022	$99,157
Ultra Short Duration Fixed Income Fund	9/30/2020	$1,421,920
	9/30/2021	$1,468,218
	9/30/2022	$1,194,812
(1)
Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund.
TOUCHSTONE SECURITIES
Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Adviser by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.
The table below sets forth the aggregate underwriting commissions on sales of the Funds and the amounts of underwriting commissions retained by the Distributor for the three most recent fiscal years ended September 30.
The Distributor retains the contingent deferred sales charge (“CDSC”) on redemptions of Class A and Class C shares of the Funds that are subject to such CDSC. For the three most recent fiscal years ended September 30, 2020, 2021 and 2022, the Distributor retained the following CDSCs:
Fund	Date of Fiscal Period End	Aggregate Underwriting Commissions on Sales	Amount Retained in Underwriting Commissions	CDSC Retained by Distributor
				Class A	Class C
Active Bond Fund	9/30/2020	$21,603	$2,327	$10	$66
	9/30/2021	$83,718	$5,782	$—	$—
	9/30/2022	$88,116	$6,090	$2,523	$195
Anti-Benchmark® International Core Equity Fund	9/30/2020	$—	$—	N/A	N/A
	9/30/2021	$—	$—	N/A	N/A
	9/30/2022	$—	$—	N/A	N/A
Ares Credit Opportunities Fund	9/30/2020	$11,525	$799	$—	$200
	9/30/2021	$15,150	$1,100	$—	$5
	9/30/2022	$42,834	$3,128	$—	$374
Dividend Equity Fund(1)	9/30/2020	N/A	N/A	N/A	N/A
	9/30/2021	$66,320	$5,475	$—	$26
	9/30/2022	$369,653	$29,915	$20	$2,251
High Yield Fund	9/30/2020	$2,251	$278	$—	$—
	9/30/2021	$2,287	$166	$—	$—
	9/30/2022	$6,689	$423	$—	$—
Impact Bond Fund	9/30/2020	$14,070	$1,729	$—	$—
	9/30/2021	$13,944	$881	$—	$—
	9/30/2022	$5,382	$343	$—	$—

Fund	Date of Fiscal Period End	Aggregate Underwriting Commissions on Sales	Amount Retained in Underwriting Commissions	CDSC Retained by Distributor
				Class A	Class C
International ESG Equity Fund	9/30/2020	$1,314	$114	$—	$13
	9/30/2021	$2,728	$174	$—	$—
	9/30/2022	$3,777	$270	$—	$—
Mid Cap Fund	9/30/2020	$415,237	$34,565	$—	$1,896
	9/30/2021	$236,464	$18,787	$—	$224
	9/30/2022	$123,562	$10,966	$20	$369
Mid Cap Value Fund	9/30/2020	$12,377	$874	$—	$—
	9/30/2021	$8,477	$747	$—	$94
	9/30/2022	$12,333	$996	$—	$54
Sands Capital Select Growth Fund	9/30/2020	$146,092	$11,855	$5,000	$57,873
	9/30/2021	$395,295	$35,537	$—	$2,863
	9/30/2022	$282,155	$23,645	$142	$3,097
Small Cap Fund	9/30/2020	$1,299	$105	$—	$—
	9/30/2021	$6,088	$470	$—	$4,164
	9/30/2022	$6,541	$563	$—	$—
Small Cap Value Fund	9/30/2020	$1,575	$137	$—	$—
	9/30/2021	$4,949	$457	$—	$—
	9/30/2022	$8,692	$640	$—	$—
Ultra Short Duration Fixed Income Fund	9/30/2020	$8,532	$1,287	$22	$2,845
	9/30/2021	$11,935	$1,696	$—	$308
	9/30/2022	$12,754	$1,999	$—	$347
(1)
Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund.
Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Mr. Moore may be deemed to be an affiliate of the Distributor because he is an officer of the Distributor. Ms. McGruder and Mr. Moore, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.
The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter. The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.
Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Fund Complex during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Adviser, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities. The Adviser may also reimburse the Distributor for making these payments.
Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

Touchstone Securities makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of December 31, 2022, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Funds’ prospectus and SAI:
Name of Broker-Dealer
American Enterprise Investment Services, Inc.
Equity Services Inc.
Great West Life & Annuity Insurance Company
Janney Montgomery Scott LLC
LPL Financial Corporation
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley Wealth Management
National Financial Services LLC
Pershing LLC
PNC Investments, LLC
Principal Life Insurance Company
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Waddell & Reed, Inc.
Wells Fargo Clearing Services, LLC
Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Adviser benefits from the incremental management and other fees paid to the Adviser by the Funds with respect to those assets.
Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI. You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Funds, as well as about fees or commissions it charges. You should consult disclosures made by your financial intermediary at the time of purchase.
The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.
The Adviser recommends and the Funds utilize the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Funds. Touchstone Securities receives a fee based on a percentage of average daily net assets of the Touchstone Funds invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Adviser is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.
Distribution Plans and Shareholder Service Arrangements
Certain Funds have adopted a distribution or shareholder-servicing plan for certain classes of shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act as well as account maintenance and other shareholder services in connection with maintaining such account. Touchstone Securities may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.
Class A Shares. With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.
Class C Shares. With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan”) under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with up to twenty-five basis points (0.25%) for shareholder service fees and up to seventy-five basis points (0.75%) for distribution payments. The Ultra Short Duration Fixed Income Fund’s plan of distribution limits the amount of 12b-1 fees for Class C shares to seventy-five basis points (0.75%).
Class S Shares. With respect to its Class S shares, the Ultra Short Duration Fixed Income Fund has adopted a plan of distribution and shareholder service (the “Class S Plan”) under which the Distributor is paid up to, but not exceeding, 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.50% is a distribution fee and up to 0.25% is a shareholder servicing fee).

Class Z Shares. With respect to its Class Z shares, each Fund has adopted a shareholder service plan (the “Class Z Plan” and, together with the Class A Plan, Class C Plan, and Class S Plan, the “Plans”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for shareholder service fees.
General Information. In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.
In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as a Fund may reasonably request.
Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Adviser pays the additional fees.
The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.
In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.
Jill T. McGruder and E.Blake Moore, Jr., as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.
The Funds paid the following in distribution and shareholder servicing fees for the fiscal year ended September 30, 2022.
	12b-1 Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Active Bond Fund
Class A	$239	$144,103	$254,704	$10,698	$0	$409,743
Class C	$11	$12,893	$55,302	$522	$0	$68,728

	12b-1 Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Anti-Benchmark® International Core Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A
Ares Credit Opportunities Fund
Class A	$129	$80,859	$163,728	$86,707	$0	$331,423
Class C	$38	$43,177	$177,260	$26,500	$0	$246,975
Dividend Equity Fund
Class A	$2,055	$1,528,229	$2,664,700	$43,291	$0	$4,238,275
Class C	$1,117	$956,409	$5,710,141	$23,999	$0	$6,691,666
High Yield Fund
Class A	$18	$12,740	$21,148	$1,186	$0	$35,092
Class C	$1	$2,527	$6,559	$85	$0	$9,172
Impact Bond Fund
Class A	$19	$12,457	$22,145	$3,164	$0	$37,785
Class C	$2	$5,748	$8,966	$371	$0	$15,087
International ESG Equity Fund
Class A	$10	$8,007	$12,225	$2,686	$0	$22,928
Class C	$3	$3,987	$14,394	$758	$0	$19,142
Mid Cap Fund
Class A	$136	$120,359	$177,613	$44,177	$0	$342,285
Class C	$127	$211,576	$561,088	$41,242	$0	$814,033
Class Z	$160	$66,969	$0	$51,970	$0	$119,099
Mid Cap Value Fund
Class A	$18	$14,801	$18,743	$3,042	$0	$36,604
Class C	$6	$12,052	$28,037	$1,060	$0	$41,155
Sands Capital Select Growth Fund
Class A	$667	$459,218	$861,051	$80,659	$0	$1,401,595
Class C	$69	$92,054	$327,150	$8,154	$0	$427,427
Class Z	$1,833	$669,625	$0	$220,820	$0	$892,278
Small Cap Fund
Class A	$6	$4,933	$6,756	$559	$0	$12,254
Class C	$0	$1,419	$485	$12	$0	$1,916
Small Cap Value Fund
Class A	$31	$19,461	$37,540	$3,930	$0	$60,962
Class C	$1	$1,746	$2,507	$61	$0	$4,315
Ultra Short Duration Fixed Income Fund
Class A	$175	$79,208	$216,721	$51,159	$0	$347,263
Class C	$6	$9,815	$18,686	$1,625	$0	$30,132
Class S	$67	$45,457	$168,806	$19,471	$0	$233,801
Class Z	$256	$92,598	$29	$72,251	$0	$165,134

BROKERAGE TRANSACTIONS
Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisers and are subject to oversight by the Adviser and the Board. In the purchase and sale of portfolio securities, the sub-adviser’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.
Each sub-adviser is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub- adviser determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services. Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the sub-advisers, it is not possible to place a dollar value on it.
Research services furnished by brokers through whom a Fund effects securities transactions may be used by the sub-adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with a Fund.
The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis. A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Cowen and Company LLC.
In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective sub- adviser’s other clients. The sub-adviser makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The sub-adviser may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-adviser will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect is offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.
The following table shows the amount the Funds paid in aggregate brokerage commissions on portfolio transactions and the amount of brokerage transactions and related commissions the Funds directed to brokers in return for research services for the most recent fiscal years (or periods):
	Aggregate Brokerage Commissions
Fund	2020	2021	2022
Active Bond Fund	$80,013	$67,555	$61,855
Anti-Benchmark® International Core Equity Fund	$11,527	$9,936	$10,745
Ares Credit Opportunities Fund	$17,950	$34,633	$27,330
Dividend Equity Fund(1)	$4,287,788	$1,529,383	$419,355
High Yield Fund	$—	$—	$29
Impact Bond Fund	$—	$—	$—
International ESG Equity Fund	$29,656	$16,866	$19,655
Mid Cap Fund	$1,129,841	$675,803	$623,051
Mid Cap Value Fund	$376,556	$264,860	$177,704
Sands Capital Select Growth Fund	$268,895	$340,958	$703,804
Small Cap Fund	$28,054	$29,023	$23,551

	Aggregate Brokerage Commissions
Fund	2020	2021	2022
Small Cap Value Fund	$74,592	$39,795	$38,492
Ultra Short Duration Fixed Income Fund	$—	$—	$—
(1)
Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund. The amounts included prior to July 16, 2021 relate to the Predecessor Fund to the Dividend Equity Fund.
Effective January 1, 2015 (the “Effective Date”), Sands Capital entered into client commission sharing arrangements (“CSAs”) that are consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Sands Capital obtains some of its soft dollar benefits through CSAs with selected brokers. Under CSAs, Sands Capital arranges with executing brokers to allocate a portion of total commissions paid to a pool of “credits” maintained by the broker that can be used to obtain soft dollar benefits made available by third-party service providers. After accumulating a number of credits within the pool, Sands Capital may direct the broker to use those credits to pay appropriate third-party service providers for eligible soft dollar benefits made available to Sands Capital by the broker.
During the fiscal year ended September 30, 2022, the amount of brokerage transactions and related commissions for the Funds directed to brokers in return for research services were:
Fund	Amount of Transactions Directed to Brokers Providing Research	Brokerage Commissions Related to Transactions Directed to Brokers Providing Research
Active Bond Fund	$—	$—
Anti-Benchmark® International Core Equity Fund	$—	$—
Ares Credit Opportunities Fund(1)	$—	$—
Dividend Equity Fund(2)	$97,547,242	$12,359
High Yield Fund	$—	$—
Impact Bond Fund	$—	$—
International ESG Equity Fund	$17,125,410	$15,565
Mid Cap Fund	$1,238,301,164	$325,874
Mid Cap Value Fund(3)	$319,676,386	$121,463
Sands Capital Select Growth Fund(4)(5)	$1,344,445,274	$125,022
Small Cap Fund	$36,137,476	$14,819
Small Cap Value Fund(3)	$30,196,952	$27,230
Ultra Short Duration Fixed Income Fund	$—	$—
(1)
Prior to January 1, 2021 the Fund was known as Touchstone Credit Opportunities II Fund.
(2)
Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund.
(3)
Information reflects the total commissions for the full financial year ending September 30, 2022. Brokerage commissions and transaction values reflect LMCG information from October 1, 2022 to February 28, 2022 and Leeward information from March 1, 2022 to September 30, 2022.
(4)
Dollar amount reflects the amount of directed Fund’s brokerage transactions to a broker due to research service provided through an agreement or understanding with a broker, or otherwise through an internal allocation procedure.
(5)
Sands Capital uses its own resources to pay for all research services, either directly or through reimbursements to the Touchstone Sands|Capital Select Growth Fund.
The total amount of securities of regular broker-dealers held by each Fund for the fiscal year ended September 30, 2022 was as follows:
Fund	Broker/Dealer	Aggregate Value
Touchstone Active Bond Fund	Wells Fargo Securities, LLC	$2,448,742
Touchstone Anti-Benchmark® International Core Equity Fund	N/A	N/A
Touchstone Ares Credit Opportunities Fund	N/A	N/A
Touchstone Dividend Equity Fund	N/A	N/A

Fund	Broker/Dealer	Aggregate Value
Touchstone High Yield Fund	N/A	N/A
Touchstone Impact Bond Fund	N/A	N/A
Touchstone International ESG Equity Fund	N/A	N/A
Touchstone Mid Cap Fund	N/A	N/A
Touchstone Mid Cap Value Fund	N/A	N/A
Touchstone Sands Capital Select Growth Fund	N/A	N/A
Touchstone Small Cap Fund	N/A	N/A
Touchstone Small Cap Value Fund	N/A	N/A
Touchstone Ultra Short Duration Fixed Income Fund	N/A	N/A
PROXY VOTING
Each Fund has adopted the policies and procedures of its Sub-Adviser for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Adviser or its affiliates. A copy or summary of each Sub-Adviser’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1.800.543.0407, on the Touchstone website at TouchstoneInvestments.com and on the SEC’s website at sec.gov. Each Fund’s N-PX is available on the SEC’s website at sec.gov and on the Touchstone website at TouchstoneInvestments.com.
CODE OF ETHICS
The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, each Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.
Portfolio Turnover
A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.
During the two most recent fiscal years ended September 30 (or periods), the portfolio turnover rate for each Fund was as follows:
	Date of Fiscal Period End	Portfolio Turnover
Active Bond Fund	9/30/2021(1)	144%
	9/30/2022	159%
Anti-Benchmark® International Core Equity Fund	9/30/2021	62%
	9/30/2022	84%
Ares Credit Opportunities Fund(2)	9/30/2021(3)	135%
	9/30/2022	72%

	Date of Fiscal Period End	Portfolio Turnover
Dividend Equity Fund*(4)	9/30/2021(5)	83%
	9/30/2022	12%
High Yield Fund	9/30/2021	96%
	9/30/2022	57%
Impact Bond Fund	9/30/2021	24%
	9/30/2022	19%
International ESG Equity Fund	9/30/2021	52%
	9/30/2022	32%
Mid Cap Fund	9/30/2021(6)	21%
	9/30/2022(6)	15%
Mid Cap Value Fund	9/30/2021(6)	33%
	9/30/2022	27%
Sands Capital Select Growth Fund	9/30/2021(6)(7)	35%
	9/30/2022(6)	45%
Small Cap Fund	9/30/2021(6)	33%
	9/30/2022(6)	18%
Small Cap Value Fund	9/30/2021	29%
	9/30/2022	35%
Ultra Short Duration Fixed Income Fund**	9/30/2021	113%
	9/30/2022	52%
*
On July 16 2021, the Predecessor Fund and AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., were reorganized into the Fund. Effective July 17, 2021 the Fund is managed by a different investment adviser using different investment strategies than the Predecessor Fund. The portfolio turnover rate is higher for the prior fiscal year as a result of these changes.
**
As disclosed in the principal investment strategy section of the Fund’s prospectus, the Fund may engage in frequent and active trading of securities as part of its principal investment strategy.
(1)
Portfolio turnover excludes the purchases and sales of securities by the AIG U.S. Government Securities Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(2)
Prior to January 1, 2021 the Fund was known as Touchstone Credit Opportunities II Fund.
(3)
Portfolio turnover excludes the purchases and sales of securities by the Touchstone Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
(4)
Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund.
(5)
Not annualized (for the eleven months ended September 30, 2021). Excludes the purchases and sales of securities by the AIG Select Dividend Growth Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(6)
Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(7)
Portfolio turnover excludes the purchases and sales of securities by the Touchstone Sands Capital Institutional Growth Fund and the AIG Focused Growth Fund acquired on December 11, 2020 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board through periodic reporting by the Funds’ CCO. No compensation will be received by a Fund, the Adviser, any Sub-Adviser, or any other party in connection with the disclosure of information about portfolio securities.
The procedures prohibit the disclosure of portfolio holdings except under the following conditions:
1.
A request made by a Sub-Adviser for a Fund (or that portion of a Fund) that it manages.
2.
A request by executive officers of the Adviser for routine oversight and management purposes.
3.
For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter, and printer. Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period. The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.
4.
A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.
5.
A request by a newly hired sub-adviser or sub-adviser candidate prior to the commencement of its duties to facilitate its transition as a new sub-adviser, subject to the conditions set forth in Item 8.
6.
A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.
7.
A request by a rating or ranking agency, subject to the conditions set forth in Item 8.
Other portfolio holdings disclosure policies of the Funds include:
•
The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, generally within 15 days after month end.
•
The Funds provide their full holdings on their publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, generally within 30 days after quarter end.
•
You may access this portfolio holdings information via the Funds’ public website at TouchstoneInvestments.com.
8.
The CCO may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met. The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the CCO in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination. Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.
As of December 31, 2022 one or more Touchstone Funds discloses portfolio holdings information to the following parties based on ongoing arrangements:
Bloomberg LP
Morningstar, Inc.
Style Analytics, Inc.
FactSet Research Systems, Inc.
Employees of the Adviser and the Funds’ Sub-Advisers that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.
The CCO is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Adviser, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.
DETERMINATION OF NET ASSET VALUE
The securities of each Fund are valued by the Adviser, which has been designated by the Trustees as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Adviser or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Adviser’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the Adviser, as the valuation designee. Some Funds may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances, these investments may be valued under the Adviser’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.
DESCRIPTION OF SHARES
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.
The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Derivative Claims of Shareholders
The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.
Unless a demand is not required under the foregoing paragraph, (a) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the Fund or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
Forum for Adjudication of Disputes
The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Delaware, the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.
The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.
This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.
CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.
As of December 31, 2022 the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund are as follows:
Fund Name and Share Class	Name and Address	Percentage of Class
Active Bond Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	12.26%
Active Bond Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	22.79%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.75%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	9.43%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.49%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.88%
Active Bond Fund Class Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	15.91%

Fund Name and Share Class	Name and Address	Percentage of Class
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15.02%
	THE WESTERN & SOUTHERN LIFE INSURANCE CO DEFERRED COMP PLAN FBO 6 POST 04 DEFERRALS - INSTALLMENT 400 BROADWAY CINCINNATI OH 45202	11.30%*
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.87%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.60%
	BAND & CO C/O US BANK NA 1555 N. RIVER CENTER DRIVE ST. 302 MILWAUKEE WI, 53212	5.92%*
Active Bond Fund Institutional Class	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	71.95%
	TOUCHSTONE STRATEGIC TRUST TOUCHSTONE DYNAMIC ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	8.17%**
	BAND & CO C/O US BANK NA 1555 N. RIVER CENTER DRIVE ST. 302 MILWAUKEE WI, 53212	6.20%*
	SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE OAKS PA 19456	5.46%
Anti-Benchmark International Core Equity Fund Class Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	94.49%
Anti-Benchmark International Core Equity Fund Institutional Class	TOUCHSTONE STRATEGIC TRUST TOUCHSTONE DYNAMIC ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	56.72%**
	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	43.26%*,***
Ares Credit Opportunities Fund Class A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	8.21%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	7.49%

Fund Name and Share Class	Name and Address	Percentage of Class
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.61%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.44%
Ares Credit Opportunities Fund Class C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	19.15%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.34%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	7.12%
Ares Credit Opportunities Fund Class Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	34.76%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	12.78%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.08%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.46%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.46%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	8.09%
Ares Credit Opportunities Fund Institutional Class	TOUCHSTONE STRATEGIC TRUST TOUCHSTONE DYNAMIC ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	58.92%**

Fund Name and Share Class	Name and Address	Percentage of Class
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.11%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.02%
	BNYM I S TRUST CO CUST ROTH IRA FBO E BLAKE MOORE JR KISSIMMEE FL 34747-6477	5.79%*
Dividend Equity Fund Class A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	16.53%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.59%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	10.23%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.66%
Dividend Equity Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	30.81%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	12.93%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	8.16%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.96%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.39%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.59%

Fund Name and Share Class	Name and Address	Percentage of Class
Dividend Equity Fund Class Y	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	21.21%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.51%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	12.30%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.33%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.47%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.11%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.75%
Dividend Equity Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	51.27%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	48.47%
Dividend Equity Fund Class R6	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	79.47%
	BNYM I S TRUST CO CUST ROTH IRA FBO E BLAKE MOORE JR KISSIMMEE FL 34747-6477	14.88%*
High Yield Fund Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	10.44%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.73%

Fund Name and Share Class	Name and Address	Percentage of Class
High Yield Fund Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.87%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.31%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.05%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.26%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.14%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	6.84%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.87%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.38%
High Yield Fund Class Y	EMPOWER TRUST FBO WESTERN & SOUTHERN FINANCIAL GROUP RETIREMENT 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	35.06%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21.79%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	15.21%
High Yield Fund Institutional Class	WESTERN-SOUTHERN LIFE ASSURANCE CO 400 BROADWAY ST CINCINNATI OH 45202-3341	85.54%*,***
Impact Bond Fund Class A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	27.12%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	23.10%

Fund Name and Share Class	Name and Address	Percentage of Class
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	13.10%
Impact Bond Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	36.14%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24.75%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	11.14%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	9.06%
Impact Bond Fund Class Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	34.10%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.16%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.70%
	DC PLUS MODEL PORTFOLIOS 457 C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	7.70%
Impact Bond Fund Institutional Class	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	40.81%
	MARIL & CO FBO JI C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	15.23%*
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	13.58%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.69%

Fund Name and Share Class	Name and Address	Percentage of Class
	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	5.90%
	TOUCHSTONE STRATEGIC TRUST TOUCHSTONE DYNAMIC ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	5.26%**
Impact Bond Fund Class R6(1)	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202-0000	100.00%*,***
International ESG Equity Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21.47%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.43%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.16%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.64%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	5.91%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.54%
International ESG Equity Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	32.27%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	20.93%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	18.86%

Fund Name and Share Class	Name and Address	Percentage of Class
	AMERICAN ENTERPRISE INVESTMENTS INC OMNIBUS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.35%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.99%
International ESG Equity Fund Class Y	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	27.13%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	25.30%
	AMERICAN ENTERPRISE INVESTMENTS INC OMNIBUS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.84%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	11.88%
International ESG Equity Fund Institutional Class	TOUCHSTONE STRATEGIC TRUST TOUCHSTONE DYNAMIC ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	99.96%**
Mid Cap Fund Class A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	16.49%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	13.09%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.16%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.51%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.31%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	5.25%

Fund Name and Share Class	Name and Address	Percentage of Class
Mid Cap Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.20%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	18.63%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.66%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	9.73%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.57%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	6.34%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	5.59%
Mid Cap Fund Class Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	39.01%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	10.68%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.40%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.57%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.08%

Fund Name and Share Class	Name and Address	Percentage of Class
	AMERICAN ENTERPRISE INVESTMENTS INC OMNIBUS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.23%
Mid Cap Fund Class Z	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	52.85%
	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	24.47%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	7.81%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.40%
Mid Cap Fund Institutional Class	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	59.08%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	12.28%
	RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK PO BOX 78446 ATLANTA GA 30357	7.80%
Mid Cap Fund Class R6	WELLS FARGO BANK NA FBO OMNIBUS PO BOX 1533 MINNEAPOLIS MN 55480	71.28%
	SAXON & CO. FBO P O BOX 94597 CLEVELAND OH 44101	14.65%*
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.94%
Mid Cap Value Fund Class A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	11.60%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.24%

Fund Name and Share Class	Name and Address	Percentage of Class
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.41%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	8.49%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	6.47%
	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	5.93%
Mid Cap Value Fund Class C	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	25.14%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.52%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.77%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.35%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	6.27%
Mid Cap Value Fund Class Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	62.46%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.71%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	6.62%

Fund Name and Share Class	Name and Address	Percentage of Class
Mid Cap Value Fund Institutional Class	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	30.17%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	16.31%
	SEI PRIVATE TRUST COMPANY C/O TRUIST ATTN MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS, PA 19456	13.21%
	SEI PRIVATE TRUST COMPANY C/O TRUIST ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS, PA 19456	12.13%
	J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	11.46%
Sands Capital Select Growth Fund Class A	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	9.18%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.01%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	7.92%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.32%
Sands Capital Select Growth Fund Class C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	17.83%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.75%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.68%

Fund Name and Share Class	Name and Address	Percentage of Class
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	6.97%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	6.73%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.41%
Sands Capital Select Growth Fund Class Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	31.40%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.21%
	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	10.97%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	10.22%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	7.63%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	6.97%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.03%
Sands Capital Select Growth Fund Class Z	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	66.55%
	CHARLES SCHWAB CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	19.96%
Sands Capital Select Growth Fund Institutional Class	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	20.99%

Fund Name and Share Class	Name and Address	Percentage of Class
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	17.87%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.94%
	SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	5.85%
Sands Capital Select Growth Fund Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	46.68%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14.16%
	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	10.78%
	ASSOCIATED TRUST COMPANY PO BOX 22037 GREEN BAY WI 54305	7.87%*
	EMPOWER TRUST FBO WHITE AND CASE SAVINGS & INVESTMENT 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	7.11%
Small Cap Fund Class A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	12.11%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	9.90%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	9.21%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	8.27%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.79%

Fund Name and Share Class	Name and Address	Percentage of Class
Small Cap Fund Class C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	23.05%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	22.77%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.81%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.22%
	BNYM I S TRUST CO CUST IRA FBO WILLIAM L KASISKI MIDDLETOWN CT 06457-5835	5.12%*
Small Cap Fund Class Y	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	80.52%
Small Cap Fund Institutional Class	CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	24.78%*
	STEPHEN M GODDARD RICHMOND VA 23226-0000	24.31%*
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	20.55%
	TLC HOLDINGS LLC A PARTNERSHIP 1800 BAYBERRY CT STE 301 RICHMOND VA 23226-3774	18.69%*
Small Cap Value Fund Class A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	28.43%
	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER CO 80209-0000	19.26%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 39TH FLOOR NEW YORK NY 10004	10.98%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.78%

Fund Name and Share Class	Name and Address	Percentage of Class
Small Cap Value Fund Class C	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	47.04%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	16.45%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	13.61%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	8.85%
Small Cap Value Fund Class Y	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	28.61%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	18.27%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5.64%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.11%
Small Cap Value Fund Institutional Class	TOUCHSTONE STRATEGIC TRUST TOUCHSTONE DYNAMIC ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	8.37%**
	SAXON & CO. FBO P.O. BOX 7780-1888 PHILADELPHIA PA 19182	7.02%*
	SAXON & CO. FBO P.O. BOX 94597 CLEVELAND OH 44101	6.35%*
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	5.63%
Ultra Short Duration Fixed Income Fund Class A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	51.25%
Ultra Short Duration Fixed Income Fund Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	27.29%

Fund Name and Share Class	Name and Address	Percentage of Class
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	16.56%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.96%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.42%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.31%
Ultra Short Duration Fixed Income Fund Class S	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	32.45%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.79%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	11.77%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	9.10%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.85%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.00%
Ultra Short Duration Fixed Income Fund Class Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	21.51%
	LPL FINANCIAL 4701 EXECUTIVE DR SAN DIEGO CA 92121	15.32%

Fund Name and Share Class	Name and Address	Percentage of Class
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	13.16%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.21%
	AMERICAN ENTERPRISE INVESTMENTS INC OMNIBUS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.17%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.78%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.43%
	RAYMOND JAMES & ASSOCIATES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.34%
Ultra Short Duration Fixed Income Fund Class Z	CHARLES SCHWAB CO 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	46.93%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	32.28%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA 39TH FLOOR NEW YORK NY 10004	7.58%
Ultra Short Duration Fixed Income Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND OPERATIONS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32.52%
	OLTRUST & CO. - REINVEST/REINVEST P.O. BOX 966 EVANSVILLE IN 477060966	21.11%*
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	10.89%
	SAXON & CO. FBO P.O. BOX 94597 CLEVELAND OH 44101	8.46%*

Fund Name and Share Class	Name and Address	Percentage of Class
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.88%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.27%
*
Indicates that shares are held beneficially.
**
Touchstone Dynamic Allocation Fund (the “Fund”) is structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Fund votes its shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.
***
May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of December 31, 2022. As a result, those persons or organizations could have the ability to influence the outcome of a vote of the Fund’s shareholders.
(1)
Class R6 shares of the Impact Bond Fund commenced operations on November 22, 2021.
As of December 31, 2022, the Trustees and principal officers of the Trust as a group owned of record or beneficially less than 1% of any class of each Fund’s outstanding shares, with the exception of the Institutional Class of the Ares Credit Opportunities Fund and the R6 Class of the Dividend Equity Fund. Trustees and principal officers of the Trust as a group beneficially owned approximately 5.38% of the Institutional Class of the Ares Credit Opportunities Fund and 15.13% of the R6 Class of the Dividend Equity Fund as of December 31, 2022; however the ownership percentage of the Institutional Class of the Ares Credit Opportunities Fund and the ownership percentage of the R6 Class of the Dividend Equity Fund represent less than 1% of the total outstanding shares of each Fund.
CHOOSING A CLASS OF SHARES
Each Fund offers the following classes of shares.
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Active Bond Fund	X	X		X		X
Anti-Benchmark® International Core Equity Fund				X		X
Ares Credit Opportunities Fund (formerly, Credit Opportunities Fund)	X	X		X		X
Dividend Equity Fund	X	X		X		X	X
High Yield Fund	X	X		X		X
Impact Bond Fund	X	X		X		X	X
International ESG Equity Fund	X	X		X		X
Mid Cap Fund	X	X		X	X	X	X
Mid Cap Value Fund	X	X		X		X
Sands Capital Select Growth Fund	X	X		X	X	X	X
Small Cap Fund	X	X		X		X
Small Cap Value Fund	X	X		X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X	X
The Funds participate in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in United States territories of Guam, Puerto Rico, and the Virgin Islands or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisers to obtain information on the rules applicable to these transactions.
The shares of the Funds may not be directly or indirectly offered or distributed in any country outside of the United States. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.
Class A Shares (includes all Funds except for Touchstone Anti-Benchmark® International Core Equity Fund). For purchases of Class A shares of $1 million or more of Touchstone equity funds or $500,000 or more of Touchstone fixed income funds and subsequent purchases further increasing the size of a purchaser’s aggregate account value, participating dealers may receive compensation of up to 1.00% for equity funds and fixed income funds (each, a “Finder’s Fee”). For these purposes, Touchstone Dividend Equity Fund, Touchstone International ESG Equity Fund, Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Small Cap Fund, and Touchstone Small Cap Value Fund are considered “Touchstone Equity Funds” and Touchstone Active Bond Fund, Touchstone Ares Credit Opportunities Fund (formerly, Touchstone Credit Opportunities Fund), Touchstone High Yield Fund, and Touchstone Impact Bond Fund are considered “Touchstone Fixed Income Funds”. No Finder’s Fee is payable on purchases of the Ultra Short Duration Fixed Income Fund. The below schedules outline the Finder’s Fee payable for eligible purchases of Class A shares.
Touchstone Equity Funds
Amount of Investment	Equity Fund Finder’s Fee
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
Touchstone Fixed Income Funds
Amount of Investment	Fixed Income Fund Finder’s Fee
$500,000 but less than $3 million	1.00%
$3 million but less than $25 million	0.50%
$25 million or more	0.25%
The Distributor does not have an annual reset for Finder’s Fees. In determining a dealer’s eligibility for a Finder’s Fee, all purchases in the Touchstone Fund Complex may be aggregated for that individual shareholder in accordance with a Fund’s Rights of Accumulation Program. Please see the “Choosing a Class of Shares - Reduced Class A Sales Charge” and “Choosing a Class of Shares - Rights of Accumulation Program” sections in the Funds’ prospectus to determine whether accounts may be aggregated for purposes of determining eligibility for a Finder’s Fee. If a Finder’s Fee was paid to a participating dealer, that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year. Additionally, if a Finder’s Fee was paid related to a purchase of equity fund Class A shares and those shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.
A dealer is eligible for a Finder’s Fee only if the dealer has not previously received a Finder’s Fee on the assets used to meet the required investment amount. Similarly, an exchange from any other Touchstone Fund will not qualify for a Finder’s Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases, Touchstone Securities reserves the right to deny payment of a Finder’s Fee if it reasonably believes such a fee has already been paid on those assets.
Class R6 Shares (Dividend Equity Fund, Impact Bond Fund, Mid Cap Fund and Sands Capital Select Growth Fund). No dealer compensation is paid from the sale of Class R6 shares of the Funds. Class R6 shares of the Funds are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a CDSC, or make payments to financial intermediaries broker dealers for assisting the Distributor in promoting the sales of the Fund’s shares. In addition, neither the Funds nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares. An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis.

Exchanging Your Shares. Class A, Class C, Class S and Class R6 shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class A shares, Class C, Class S and/or Class R6 shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Additionally, Class C shareholders may exchange their Class C shares for Class A shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. No front-end sales charges will apply to any such exchange. However, if the Class A or C shares have been held less than 12 months and a Finder’s Fee or 1% commission, respectively, was paid to the broker at the time of purchase, a CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. The CDSC will be equal to the Finder’s fee paid for Class A shares and the 1% commission paid for C shares. Class Y shareholders that meet the required minimum for Institutional Class shares may exchange their Class Y shares for Institutional Class shares within the same Fund if offered in their state and if such an exchange can be accommodated by their financial institution.
Class S shares of the Ultra Short Duration Fixed Income Fund may be exchanged for Class A shares of any Touchstone Fund, including the Fund, if such an exchange can be accommodated by a shareholder’s financial intermediary and the intermediary determines such share class is more suitable to the shareholder’s interests. Class S shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class S shares for Institutional Class shares of the same Fund, if offered in their state; and such an exchange can be accommodated by their financial intermediary.
Class R6 shares may be exchanged into Class R6 shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges. Class R6 shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class R6 shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary.
For federal income tax purposes, exchanges of one share class for a different share class of the same Fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment and you are urged and advised to consult with your own tax adviser before entering into a share class exchange.
Automated Share Class Conversions. Effective June 30, 2020 (the “Effective Date”), Class C shares of each Fund automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. The conversion is not considered a taxable event for federal income tax purposes. These automatic conversions are executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares eight (8) years after the Effective Date of this policy. In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter time frame than shares purchased directly from the Fund. Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.
Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Adviser or Distributor.
If a financial institution or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.
Additional Information on the CDSC. The CDSC is waived under the following circumstances:
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

Redemptions that are mandatory withdrawals from a traditional IRA account after reaching the qualified age based on applicable IRS regulations.
Shareholders of Class C shares of Active Bond Fund and Ultra Short Duration Fixed Income Fund that were received pursuant to the October 27, 2017 reorganization of series of Sentinel Group Funds, Inc. (“Sentinel Funds”) will not be assessed a CDSC upon redemption of their shares.
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated
General. The above mentioned CDSC waivers do not apply to Class A share redemptions made within one year of the date of purchase where a Finder’s Fee was paid by Touchstone Securities due to an investment in the Touchstone equity funds totaling $1 million or more or an investment of $500,000 or more Touchstone fixed income funds. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.
CDSC for Certain Redemptions of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV due to an individual shareholder investment amount in the Touchstone Fund Complex of $1 million or more where a Finder’s Fee was paid by the Distributor and the shares were redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.
Examples. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (totaling proceeds of $5,400), then 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV to $12 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.
OTHER PURCHASE AND REDEMPTION INFORMATION
Waiver of Minimum Investment Requirements. The minimum and subsequent investment requirements for purchases of Class A, Z, S & Y share of the Funds may not apply to:
1.
Any director, officer or other employee* (and their immediate family members**, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio adviser or service provider to the Trust.
2.
Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.
Class R6 shares held on a Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum. Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
In addition, a Fund reserves the right to waive investment minimums in the case of extenuating circumstances or to allow a reasonable period of time for an investor to meet minimum requirements.
Waiver of Class A Sales Charges***. In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
1.
Purchases into a Fund by any director, officer, employee* (and their immediate family members**), or current separate account client of or referral by a sub-adviser to that particular Fund;
2.
Purchases by any director, officer or other employee* (and their immediate family members**, as defined below) of Western & Southern Financial Group or any of its affiliates; and 3. Purchases by any employees of BNY Mellon who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities. Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Front-end sales charges may be waived on Class A shares of the Touchstone Ultra Short Duration Fixed Income Fund purchased through financial intermediaries that have entered into an agreement with Touchstone Securities to offer Class A shares of the Touchstone Ultra Short Duration Fixed Income Fund to transactional brokerage accounts.
*
The term “employee” is deemed to include current and retired employees.
**
Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, nephew or niece, and children, of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.
***
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated..
Waiver of Class A Sales Charge for Clients of Financial Intermediaries. Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries as defined in the Appendix to each Funds’ prospectus. In addition to those firms included in the Appendix to the Prospectus, the following firms have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers:
•
Merrill Lynch
•
RBC
•
JP Morgan Securities
•
Morgan Stanley
•
Ameriprise Financial
•
Oppenheimer & Co. Inc.
•
Raymond James
•
Robert W. Baird & Co. Incorporated
Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the Funds’ prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.
Waiver of Class A Sales Charge for former Constellation Shareholders. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.
Waiver of Class A Sales Charge for former Bramwell Shareholders. Former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of the Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front–end sales charge for purchases of Class A shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.
Waiver of Class A Sales Charge for former Citizens Shareholders. Former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front–end sales charge for purchases of Class A shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.
Waiver of Small Cap Value Fund Class A Sales Charge for Former Class Z Shareholders. Shareholders who owned Class Z shares of the Small Cap Value Fund as of June 10, 2011 who are purchasing additional shares for their accounts or opening new accounts in the Small Cap Value Fund are not subject to the front-end sales charge for purchases of Class A shares of the Small Cap Value Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.
Waiver of Class A Sales Charge for Former Shareholders of Sentinel Group Funds, Inc. Shareholders who received Class A shares of Touchstone Funds pursuant to the October 27, 2017 reorganization of their respective Sentinel Funds and whose Sentinel Fund account was established with a net asset value purchase privilege may purchase additional Class A shares of Touchstone Funds at net asset value, provided that such shareholders provide notice of such eligibility prior to or at the time of purchase.
Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares “Grandfather” Clause. Except in limited circumstances, new purchases of the Class Y shares are no longer available directly through Touchstone Securities. Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012, or those former Sentinel Shareholders who owned Institutional Class shares which became Class Y shares on October 27, 2017 or those former AIG Shareholders who owned Class W shares that became Class Y shares on July 16, 2021 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, October 27, 2017, and July 16, 2021 respectively.
Purchases in-Kind. In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Adviser. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax adviser regarding the tax consequences of such a transaction.
Redemptions in-Kind. Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.
Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If your redemption proceeds, dividend, or distribution check is returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. If you contact the Fund and provide proper documentation to update the address on the account, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address. Also, if your dividend or distribution check is returned as “undeliverable”, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date.
Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check from a non-retirement account is not cashed within six months (an “outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the payable date. For outstanding payments in retirement accounts, no action will be taken.
For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Fund. If the account holder contacts the Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.
Fund Shares Purchased by Check. We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.
Low Account Balances. (only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.
Facilitated Transfers. In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with The BNY Mellon Securities Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS
A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes. For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions.
Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

FEDERAL INCOME TAXES
The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
No Fund has requested nor will any Fund request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
Shareholders are advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
General. For federal income tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.
Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.
Qualification as a Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”) (together with (i), the “Distribution Requirement”).
Each Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A Fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the

Fund is required to distribute to shareholders in order for the fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders and, since the amount of any undistributed income and/or gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.
The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.
As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.
The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.
In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.
Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
Capital Loss Carryforwards. For capital losses realized with respect to a tax year of a Fund that exceeds the Fund’s capital gains for such years, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.
Original Issue Discount and Market Discount. A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.
A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with OID. The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.
Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.
Options, Futures and Forward Contracts. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
Straddles. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
Swaps and Derivatives. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.
Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.
Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.
In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.
Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.
Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.
REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.
For taxable years beginning after December 31, 2017 and before January 1, 2026, individuals, trusts, and estates owning REIT shares are eligible for a 20% federal tax deduction for qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income). A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder's share of the Fund's qualified REIT dividend income) while direct investors in REITs may be entitled to the deduction.
A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. Tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities should consider this before investing in a Fund. See “Tax-Exempt Shareholders.”
MLPs. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
For taxable years beginning after December 31, 2017 and before January 1, 2026, individuals, trusts and estates are eligible for a 20% federal income tax deduction for certain income from investments in MLPs that is included in the “combined qualified business income amount”. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.
Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.
For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.
Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.
Shareholders are urged and advised to consult their own tax advisers for more information.
Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions. Upon the disposition of shares of a Fund (whether by redemption,  sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares unless the Fund declared exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.
Backup Withholding. Each Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
State and Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisers for more information.
Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund or broker will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.
Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, is attributable to a permanent establishment in the U. S.), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.
Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs. The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “U.S. real property holding corporation” or former U.S. real property holding corporation. The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Fund is a U.S. real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in a foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.
In addition, if a Fund is a U.S. real property holding corporation or former U. S. real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.
Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the U.S. and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions. Proposed regulations (effective while pending) eliminate the withholding tax that was scheduled to apply, starting in 2019, to the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.
Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.
Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.
CUSTODIAN
Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian. BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.
LEGAL COUNSEL
K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of Ernst & Young LLP, 221 E. 4th Street, Suite 2900, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2023. Ernst & Young LLP will perform an annual audit of the Trust’s financial statements, and advise the Trust as to certain accounting matters.
TRANSFER AND SUB-ADMINISTRATIVE AGENT
Transfer Agent. The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon IS”), 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon IS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from each Fund, plus out of-pocket expenses.
The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.
Sub-Administrative Agent. The Adviser provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon (“BNY Mellon”). The sub-administrative services sub-contracted to BNY Mellon include certain accounting and pricing services, SEC and state security filings, providing executive and administrative services, and providing reports for meetings of the Board. The Adviser pays BNY Mellon a sub-administrative fee out of its administration fee.
Set forth below are the sub-administrative fees paid by the Adviser to BNY Mellon with respect to each Fund during the fiscal years (or periods) ended September 30.
Fund	Date of Fiscal Period End	Sub-Administration Fees Paid
Active Bond Fund	9/30/2020	$82,958
	9/30/2021	$89,228
	9/30/2022	$80,556
Anti-Benchmark® International Core Equity Fund	9/30/2020	$23,453
	9/30/2021	$23,893
	9/30/2022	$19,495
Ares Credit Opportunities Fund	9/30/2020	$36,116
	9/30/2021	$48,608
	9/30/2022	$82,123
Dividend Equity Fund(1)	9/30/2020	N/A
	9/30/2021	$176,995
	9/30/2022	$662,017
High Yield Fund	9/30/2020	$56,190
	9/30/2021	$53,375
	9/30/2022	$38,624
Impact Bond Fund	9/30/2020	$84,853
	9/30/2021	$97,215
	9/30/2022	$102,290
International ESG Equity Fund	9/30/2020	$22,239
	9/30/2021	$22,395
	9/30/2022	$22,894
Mid Cap Fund	9/30/2020	$538,011
	9/30/2021	$977,562
	9/30/2022	$892,868

Fund	Date of Fiscal Period End	Sub-Administration Fees Paid
Mid Cap Value Fund	9/30/2020	$165,554
	9/30/2021	$182,186
	9/30/2022	$185,804
Sands Capital Select Growth Fund	9/30/2020	$378,926
	9/30/2021	$993,683
	9/30/2022	$826,880
Small Cap Fund	9/30/2020	$30,740
	9/30/2021	$34,385
	9/30/2022	$34,319
Small Cap Value Fund	9/30/2020	$31,900
	9/30/2021	$30,092
	9/30/2022	$30,352
Ultra Short Duration Fixed Income Fund	9/30/2020	$212,176
	9/30/2021	$230,734
	9/30/2022	$188,540
(1)
Fund commenced operations on July 16, 2021 following the reorganization of the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund, each a series of SunAmerica Series, Inc., into the Fund.
FINANCIAL STATEMENTS
The Funds’ audited financial statements for the fiscal year ended September 30, 2022, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. A copy of the Trust’s prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com/Resources. You may also obtain the annual report or unaudited semi-annual report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS(1)
Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.
Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
(1)
This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
S&P
S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:
“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Long-Term Credit Ratings
Moody’s
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
Nature of and provisions of the obligation;
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
The following summarizes the ratings used by S&P for long-term issues:
“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Municipal Note Ratings
Moody’s
Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.
The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

APPENDIX B — PROXY VOTING POLICIES
ARES CAPITAL MANAGEMENT II LLC
Rule 206(4)-6 under the Advisers Act prohibits a registered investment adviser from exercising voting authority with respect to client voting securities unless the adviser has adopted and implemented written Policies and Procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.
In addition, the adviser must describe its proxy voting Procedures to its clients and provide copies upon request, and must disclose to its clients how they may obtain information on how the adviser voted their proxies.
Rule 204-2 of the Advisers Act requires a registered investment adviser to retain certain records in connection with the proxy voting Procedures adopted by Ares.
Ares focuses primarily on fixed income securities and bank debt, but clients may also acquire voting securities. In instances where a client owns equity securities in which it has the right to vote via shareholder proxy (each a “Voting Security”), Ares generally retains proxy voting authority with respect to these Voting Securities. Ares recognizes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Accordingly, Ares has adopted the following Proxy Voting Policies and Procedures for the purpose of complying and implementing compliance with Rules 206(4)-6 and 204-2.
Proxy Voting Policies
Where Ares has been granted discretion by a Client to exercise by proxy the voting rights of securities beneficially owned by such Client (the “Client Securities”), Ares will exercise all voting rights delegated to us by the Client with respect to Client Securities, except as provided in this Manual.
In determining how to vote, investment professionals of Ares will consult with each other, taking into account the interests of each Client and its Investors as well as any potential conflicts of interest. In general, Ares will vote proxies in accordance with the guidelines set out below, which are designed to maximize the value of Client Securities (the “Guidelines”), unless any of the following is true:
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Ares’ agreement with the Client requires it to vote proxies in a certain way
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Ares has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote
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the subject matter of the vote is not covered by the Guidelines
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a material conflict of interest is present
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Ares finds it necessary to vote contrary to the Guidelines to maximize Investor value or the best interests of the Client
In the absence of Guidelines with respect to a particular matter, Ares will vote proxies so as to maximize the economic value of the Client Securities and otherwise serve the best interests of each Client. Ares will follow the Procedures with respect to conflicts of interests described below.
Proxy Voting Procedures
Voting Client Proxies
Subject to the Proxy Voting Policies stated above, Ares will generally use the following guidelines in reviewing proxy issues:
Elections of Directors In general, Ares will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board of directors of an issuer of Client Securities (an “Issuer”) or Ares determines that there are other compelling reasons for withholding the Client’s vote, it will determine the appropriate vote on the matter. Among other reasons, Ares may withhold votes for directors when any of the following are true:
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Ares believes a direct conflict of interest exists between the interests of a director and the stockholders
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Ares concludes that the actions of a director are unlawful, unethical, or negligent
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Ares believes a director is entrenched or dealing inadequately with performance problems or is acting with insufficient independence between the board and management
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Ares believes that, with respect to directors of non-US issuers, there is insufficient information about the nominees disclosed in the proxy statement
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Appointment of Auditors As Ares believes that an Issuer remains in the best position to choose its independent auditors, Ares will generally support management’s recommendation in this regard.

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Changes in Capital Structure Changes in the charter or bylaws of an Issuer may be required by state or federal regulation. In general, Ares will cast a Client’s votes in accordance with the management on such proposals. However, Ares will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.
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Corporate Restructurings; Mergers and Acquisitions As Ares believes that proxy votes dealing with corporate reorganizations are an extension of the investment decision, Ares will analyze such proposals on a case-by-case basis and vote in accordance with its perception of each Client’s interests.
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Proposals Affecting Shareholder Rights Ares will generally cast a Client’s votes in favor of proposals that give shareholders a greater voice in the affairs of an Issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares will balance the financial impact of the proposal against any impairment of shareholder rights as well as of the client’s investment in the Issuer.
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Corporate Governance As Ares recognizes the importance of good corporate governance, Ares will generally favor proposals that promote transparency and accountability within an Issuer.
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Anti-Takeover Measures Ares will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to deter- mine the measure’s likely effect on shareholder value dilution.
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Stock Splits Ares will generally vote with management on stock split matters.
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Limited Liability of Directors Ares will generally vote with management on matters that could adversely affect the limited liability of directors.
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Social and Corporate Responsibility Ares will review proposals related to social, political, and environmental issues to deter- mine whether they may adversely affect shareholder value. Ares may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.
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Executive and Directors Compensation Ares will evaluate, on a case-by-case basis, any proposals regarding stock option and compensation plans. We will generally vote against any proposed plans that may result in excessive transfer of shareholder value, that permit the repricing of underwater options, or that include an option exercise price that is below the market price on the day of the grant. We will generally vote for proposals requiring top executive and director compensation for “golden parachutes” to be submitted for shareholder approval.
Disclosure
Ares will inform each Client of the proxy voting Policies and Procedures described here. Ares will inform each client of any changes in Ares’ proxy voting Policies and Procedures, and upon request Ares will promptly provide to a Client a copy of Ares’ proxy voting Policies and Procedures as then in effect. A description of the proxy voting Policies and Procedures and the availability of a copy to a Client upon request are set forth in Ares’ Form ADV Part 2A.
Conflicts of Interest
If a potential conflict of interest exists, Ares may choose to resolve the conflict by following the recommendation of a disinterested third party, by seeking the direction of each affected Client (which direction will be sought from the independent directors of ARCC where it is the affected Client) or, in extreme cases, by abstaining from voting. In any event, Ares will not delegate its voting authority to any third party, although it may retain an outside service to provide voting recommendations and to assist in analyzing votes.
Some examples of potential conflicts of interest include:
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Ares provides investment advice to an officer or director of an issuer and Ares receives a proxy solicitation from that issuer, or a competitor of that issuer
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an issuer or some other third party offers Ares or an Associate compensation in exchange for voting a proxy in a particular way
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an Associate or a member of an Associate’s household has a personal or business relationship with an issuer
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an Associate has a beneficial interest contrary to the position held by Ares on behalf of its clients
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Ares holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios
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any other circumstance where Ares’ duty to service its Clients’ interest could be compromised
Recordkeeping
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An officer of Ares will retain the following records pertaining to these proxy voting Policies and Procedures in accordance with Rule 204-2 under the Advisers Act:
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proxy voting Policies and Procedures
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all proxy statements received (or Ares may rely on proxy statements filed on the EDGAR system of the SEC)
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records of votes cast
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records of requests for proxy voting information by Clients and a copy of any written response by Ares to any Client request on how Ares voted proxies on behalf of the requesting Client

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any specific documents prepared or received in connection with a decision on a proxy vote
If Ares uses an outside service, it may rely on such service to maintain copies of proxy statements and records, so long as the service will provide a copy of such documents promptly upon request.

EARNEST PARTNERS LLC
Proxy Policies
As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.
In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
While the Adviser engages with portfolio companies on a regular basis, the Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
Proxy Procedures
The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently Institutional Shareholder Services (ISS) Taft-Hartley Proxy Voting Guidelines with respect to institutional Clients subject to The Employee Retirement Income Security Act of 1974 (ERISA), ISS Public Fund Proxy Voting Guidelines with respect to institutional Clients that are state or municipal government entities, and ISS Sustainability Proxy Voting Guidelines for all other Clients, as determined by the Adviser). Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. Adviser utilizes an electronic vote management system (currently ISS) that generally: (1) populates Adviser’s votes shown on the electronic voting platform with recommendations based on Adviser’s Proxy Voting Guidelines described above (“pre-population”); and (2) automatically submits Adviser’s votes to be counted (“automated voting”). Pre-population and automated voting generally occur prior to the submission deadline for proxies to be voted at the shareholder meeting. In the event new material public information becomes available or a report is found to contain a material error, a proxy alert (“alert”) is issued to inform Adviser of any corrections and, if necessary, any resulting changes in the vote recommendations. Alerts are distributed to Adviser through the same platform used to distribute the regular research and voting recommendations. This ensures that Adviser receives each alert related to an original report, which is attached to the relevant original company meeting report. If Adviser has cast its vote before receiving an alert, Adviser may cancel and change its vote at any time before the meeting cut-off date, if Adviser determines that such a change is warranted by the new information. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Proxy Voting Guidelines have a worker-owner view of long-term corporate value based on the AFL-CIO proxy voting guidelines orientation, ISS Public Fund Proxy Voting Guidelines have a long-term best interests of public plan participants and beneficiaries orientation, and ISS Sustainability Proxy Voting Guidelines have a Principles for Responsible Investment (PRI) orientation. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.

Fort Washington Investment Advisors, Inc.
Proxy Voting Policies and Procedures
6/14/2021
Fort Washington Investment Advisors, Inc., (the “Adviser”) shall vote proxies related to securities held by our clients for which we have authority and serve as the discretionary investment adviser in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.
The Adviser’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
We have delegated certain responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.
We (and our employees) and/or an independent third party provider shall vote in a prudent and timely fashion, only after careful evaluation of the issue(s) presented on the ballot.
We review our process to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). If we determine that a potential conflict may exist, it must be reported to our Proxy Voting Committee. The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). We will use commercially reasonable efforts to determine whether a potential conflict may exist.
We may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

Leeward Investments, LLC
Proxy Voting Guidelines Summary
The proxy voting guidelines contained herein are a sampling of select, key guidelines and are not all inclusive. Leeward Investments, LLC (“Leeward”) will review our proxy voting policies and guidelines from time to time and may adopt changes. Proxy questions are considered within the individual circumstances of the issuer and therefore it is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases. Clients may contact their Client Service Officer or the Compliance Office by calling (617) 468-6700 or via e-mail at compliance@leewardinvest.com for a copy of our most current guidelines or to obtain a record of how proxies were voted for their account.
Board of Directors:
Voting on Director Nominees in Uncontested Elections
Generally vote For director nominees except under the following circumstances, which may result in a vote Against or Withhold:
Independent directors make up less than a majority of directors
Company lacks an audit, compensation or nominating committee
Nominee attended less than 75% of board and committee meetings
Nominee sits on more than 5 public company boards
Actions of Nominee or committees on which Nominee serves are inconsistent with principles of good governance such as failing to act on a shareholder proposal receiving majority vote or not acting on takeover offers where majority of shares are tendered
Voting for Director Nominees in Contested Elections
Vote Case-By-Case on the election of directors in contested elections, considering the following:
Management’s track record;
Background to the contested election;
Qualifications of Director nominee(s);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved; and
Stock ownership positions
Classified Boards
Generally vote For proposals to declassify boards and vote Against or Withhold for directors who adopt classified board structures.
Proxy Access
Generally vote For management or shareholder approval for proxy access incorporating the following guidelines:
Nominating group should hold no less than 3% of company’s outstanding shares for a minimum of 3 years
Proposed nominees represent no more than 25% of the board
Independent Chair (Separate CEO/Chair)
Generally vote For shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.
Majority Vote Shareholder Proposals
Generally vote For binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.
Audit-related Items:
Audit Committee related items
Generally vote For members of the Audit Committee unless:
Non-audit fees paid to auditor are excessive

Company receives an adverse opinion on financial statements
Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm
Vote Case-By-Case on members of the Audit Committee and potentially the full board if:
Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses
Auditor Ratification
Generally vote For proposals to ratify auditors unless:
Auditor lacks independence;
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
Fees for non-audit services exceed audit and audit-related fees
Vote Case-By-Case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Shareholder Rights and Defenses:
Advanced Notice Requirements for Shareholder Proposals/Nominations
Vote Case-By-Case on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.
Poison Pills
Generally vote For shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a poison pill if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.
Vote Case-By-Case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
Supermajority Vote Requirements
Generally vote For proposals to reduce supermajority vote requirements and conversely vote against proposals to impose a supermajority vote.
Shareholder Ability to Call Special Meetings
Generally vote for proposals that provide shareholders with the ability to call special meetings and against proposals to restrict this ability.
Capital and Corporate Structure:
Common Stock Authorization
Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issuance.
Dual Class Structure
Generally vote Against proposals to create a new class of common stock with superior voting rights
Share Repurchase Programs
Vote For management proposals to institute open market repurchase plans in which all shareholders may participate on equal terms.
Mergers and Acquisitions
Vote Case-By-Case for mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:
Valuation;
Market reaction;
Strategic rationale;

Negotiations and process;
Conflicts of interest; and
Governance
Compensation:
Compensation Committee related items
In the absence of an Advisory vote on executive compensation, vote Against or Withhold on members of the Compensation Committee or potentially the full board if:
There is significant misalignment between CEO pay and company performance
Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
Board exhibits significant level of poor communication and responsiveness to shareholders
Company fails to submit one-time transfer of stock options to shareholder vote
Company fails to fulfill terms of burn rate commitment made to shareholders
Vote Case-By-Case on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:
Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
Specific actions to address issues that contributed to low level of support
Other recent compensation practices
Whether the issues raised are recurring or isolated
Company’s ownership structure
Whether support level was less than 50%,
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote Case-By-Case on ballot items related to executive pay and practices
Vote Against Advisory Votes on Executive Compensation (MSOP) if:
There is significant misalignment between CEO pay and company performance
Company maintains problematic pay practices
Board exhibits significant level of poor communication and responsiveness to shareholders
Vote Against or Withhold from members of the Compensation Committee if:
There is no MSOP on the ballot
Board fails to adequately respond to a previous MSOP proposal that received less than 70% support
The company has poor compensation practices
Vote For annual advisory votes on compensation.
Executive Severance Plans/Golden Parachutes
Vote For proposals requiring golden parachutes be submitted for shareholder ratification.
Vote Case-By-Case on proposals to ratify golden parachutes. Generally, the severance plan should pay out no more than three times base compensation, have a trigger mechanism beyond management control, and change in control payouts should require both a change in control and termination.
Employee Stock Purchase Plans
Vote For employee stock purchase plans where the stock purchase price is at least 85% of fair market value, the offering period is 27 months or less, and the number of shares allocated to the plan is 10 percent or less of the company’s outstanding shares.

Option Exchange Programs/Re-pricing Options
Vote Case-By-Case on management proposals seeking approval to exchange/re-price options. Vote For shareholder proposals to put options repricing to a shareholder vote.
Corporate Social Responsibility (CSR) Issues:
General approach on CSR issues is to vote Case-By-Case taking into account factors such as impact on shareholder value, significance of company’s business affected by the proposal, impact on company reputation, response by other companies to similar issue and degree to which proprietary or confidential information would be disclosed.
Some issues that fall under this topic include proposals on:
Company’s political spending, lobbying efforts and charitable contributions
Animal welfare practices
Energy and environmental issues
Equal employment opportunity and discrimination
Diversity
Product safety and hazardous materials
Conflicts of Interest:
Conflicts of interest could exist when Leeward holds a security issued by a client in client portfolios, and the Leeward is required to vote that security. When there is a potential conflict with a client, Leeward will look to these guidelines and the ISS recommendation for voting guidance.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY
I. POLICY
The London Company of Virginia (the “Adviser”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). The Adviser’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.
When voting proxies, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.
The Proxy Voting Committee meets periodically to monitor the firm’s overall adherence to the current policies and procedures, as well as provide advice for the revisions thereof. The Committee also reviews the rationale for proxy votes not covered by the policies and procedures, or that present a potential conflict of interest. As such, a periodic review of the Proxy Advisor Firm will be conducted and presented to the Proxy Voting Committee for consideration.
II.  PURPOSE
The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.
III.  PROCEDURES
The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. The Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of the proxy voting service* on all proxy votes, unless otherwise directed by the Portfolio Managers.
(*London moved from ISS, utilizing Institutional Shareholder Services (ISS) and its proxy voting guidelines, to
Broadridge and Glass Lewis guidelines, in April, 2009. In February, 2014, London upgraded from utilizing Glass
Lewis Investment Management to Glass Lewis Full Service. In March, 2017, London completed a transition back to ISS, in order to better align with the firm’s voting preferences.)
i.  Conflicts of Interest
Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve the matter on a case-by-case basis by abstaining from the vote, voting in accordance with the guidelines set forth by the proxy voting service, or vote the way London feels is in the best interest of the client.
ii.  Limitations
In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive), or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:
1.
Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.
2.
Terminated Account: Once a client account has been terminated with the Adviser, in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may choose to specify, in writing, that proxies should be directed to the client (or a specified third party) for action. There may be occurrences in which a proxy may be voted by the Adviser, for a terminated account (i.e., the record date of a proxy vote occurs prior to termination).
3.
Limited Value: If the Adviser determines that the value of a client’s economic interest, or portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting proxies.

4.
Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for purposes of voting.
5.
Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.
6.
Paper ballot does not arrive in the mail: On occasion, a paper ballot will not arrive in the mail until after the voting deadline. In this circumstance, Adviser is unable to vote the client’s proxy.
iii.  Procedures
A.
During the onboarding process for a new account, the Portfolio Administrator will confirm, with certain custodians, as required, the address to which proxy ballots will be mailed. The Portfolio Administrator sends all new account information to the proxy voting service for accounts that elect to have the Adviser vote proxies on their behalf. The Adviser, in conjunction with the proxy voting service, contacts custodians to set up electronic voting.
B.
When a ballot is received by US mail, the Portfolio Administrator will send ISS/ProxyExchange notification to establish electronic voting.
C.
Each proxy statement, sample ballot and copies of any ballots voted by US mail will be available. (ProxyExchange retains voting history for those voted electronically, which is accessible through their web portal.)
IV.  RECORDKEEPING
In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.
The Adviser will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.
Please refer to the Proxy Voting Policy for further information.

ROCKEFELLER ASSET MANAGEMENT
PROXY VOTING POLICY SUMMARY
Proxy Voting and Corporate Governance
Rockefeller Asset Management (“RAM”) considers proxy voting a fiduciary duty to protect and enhance the long-term interests of our clients. RAM seeks to assure that proxies are regarded as assets of portfolios subject to the same fiduciary standards as other client assets. In essence, this means that proxies will be voted in an informed and timely fashion on behalf of their “owners,” our clients.
Corporate governance, which includes proxy voting, is an integral part of RAM’s effort to manage and enhance the long-term value of our clients’ assets. We seek to make a positive contribution to good corporate governance and consider internationally recognized corporate governance best practices in our voting decisions. We take an active interest in the companies we invest in, and one of the ways we seek to achieve this is through proxy voting. RAM considers proxy voting to be a key element of our stewardship responsibility.
The proxy statement is a vital document from companies because it is the only formal basis for a dialogue between the board and shareholders. Most proxies address questions of corporate governance, as well as consider social and environmental issues at the request of shareholders. We recognize that the interests of shareholders are not always identical to those of management but that an effective proxy system serves as a signal to a board and management that they have engaged shareholders who expect accountability. We believe that active engagement with portfolio companies leads to greater transparency and is an important element of our stewardship process.
General
RAM has implemented these policies and procedures to ensure that proxies are voted in the best interest of our clients in fulfillment of RAM’s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
RAM is a signatory of the Principles for Responsible Investment (“PRI”), a global network of investors with the aspirational goal to incorporate environmental, social and governance (“ESG”) issues that may have a material business impact into their investment analysis and decision-making process. RAM integrated PRI/ESG into its overall proxy voting process beginning with Proxy Season 2013 in an effort to align our proxy voting policies and processes with the PRI as much as reasonably possible.
RAM has engaged Institutional Shareholder Services Inc. (“ISS”), an organization unaffiliated with RAM, to assist with proxy voting. In addition to the execution of proxy votes in accordance with RAM’s guidelines and record-keeping services, ISS also provides RAM with corporate governance information, due diligence related to making informed proxy voting decisions and vote recommendations. RAM also obtains research on social issues impacting certain issuers of public securities from a range of additional service providers including MSCI Inc. Research and shareholder engagement underpin our decision-making process. RAM retains final authority and responsibility for proxy voting.
A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client’s account, provided the client advises RAM of such decision in advance of any proxy vote(s). If a client retains proxy voting authority, RAM will instruct the appropriate custodian banks to forward proxy material directly to the client and RAM shall have no further responsibility. In certain cases, however, RAM may provide administrative services to clients who have retained proxy voting authority but desire that RAM assist with the technical aspects of processing related paperwork and executing the client’s voting decision.
Upon reasonable notice, RAM will also adhere to any specific client directions and/or guidelines with respect to proxy voting, even if such directions or guidelines conflict with RAM’s proxy voting guidelines.
Upon request, RAM will promptly provide clients with a copy of these policies and procedures, as well as information on how RAM voted proxies of securities held in their accounts.
Proxy Voting Committee and Personnel
Senior representatives from a variety of functional areas, such as the Investment, Institutional Sales, and Legal Departments, serve as members of the Proxy Voting & Shareholder Engagement Committee (the “Committee”).
The Committee is charged with the responsibility for administering these policies and procedures, and meets periodically and as necessary to: (1) oversee the proxy voting process and the implementation of these policies and procedures; (2) consider matters of a non-routine or unusual nature, including any material conflict of interest presented in connection with a pending vote; (3) assure that the wishes of clients who have provided voting guidelines to RAM have been followed; (4) review and periodically update RAM voting guidelines; (5) arrange for the necessary voting and other records to be maintained in accordance with applicable regulatory requirements; and (6) review the services of any third party engaged by RAM to assist with proxy voting.
The Committee has designated a Voting Delegate and one or more Proxy Administrators who are responsible for the day-to-day administration of these policies and procedures, and who report periodically to the Committee on these matters.

Proxy Voting Guidelines
RAM has developed voting principles and guidelines that govern voting proxies in a prudent and diligent manner (see Exhibit A). We believe that non-financial issues such as ESG practices can have a significant economic impact on the value of a company, and we evaluate these factors when voting. RAM also believes that good citizenship is good business and that encouraging companies to improve their environmental and social responsiveness can lead to improved financial performance.
We do not automatically vote for or against any class of resolutions, but rather follow a list of preferences. Each case is reviewed individually and when it makes sense to deviate from these guidelines, we would do so only after due research and discussion with the company. We recognize that there are often circumstances that even well thought out guidelines fail to contemplate. Exceptions to these guidelines can be made after due research and discussion with the company has led analysts and/or portfolio managers to conclude that a change in voting is warranted and in the best interest of the shareholders.
On governance issues, we tend to favor resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, our guidelines favor proposals that:
•
Preserve and enhance the rights of minority shareholders
•
Increase the board’s skill base
•
Increase the accountability of both the board and management
With respect to environmental and social factors, RAM believes that companies should be able to demonstrate that they have appropriate policies and systems in place and that they encompass relevant sustainability risks and opportunities. Our voting guidelines seek to encourage progress and leadership from companies in areas such as:
•
Production of products and services in a manner that is aligned with the sustainable development of the world’s economy
•
Human capital management policies and practices
•
Environmental practices and risk mitigation
The Proxy Voting Guidelines are based on three underlying principles, which we believe are fundamental to financial viability and long-term sustainability:
•
The primacy of shareholders and the recognition of the standing of other stakeholders
•
The independence of the Board of Directors and its duty to represent the shareholders, including minority shareholders
•
A commitment to promoting a culture of transparency and accountability throughout the company for sound corporate decision-making
The guidelines address a broad range of issues reflecting our general views and are meant to be used in evaluating individual proxy proposals and to serve as a framework for exercising voting rights. They are not intended to provide a guide as to how RAM will vote in every instance. Rather, these guidelines share our view about corporate governance issues generally and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with policy discretion, taking into consideration the issues and facts specific to the company and the individual ballot item. They are not meant as a comprehensive guide for assessing a corporation or an industry.
Proxy Voting Limitations
RAM will not vote proxies in countries that engage in “share blocking” -- the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. RAM will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.
Conflicts of Interest
We actively seek to identify, mitigate, and monitor potential conflicts of interest that may emerge in relationship with our proxy voting activities, and have adopted policies and procedures to address potential conflicts which may arise in connection with providing investment advisory services to clients.
Conflicts of interest may arise from the varying types of financial services and products offered by Rockefeller Capital Management and its affiliates (“RCM”) and the types of clients that we serve. For example, Rockefeller Financial LLC and other RAM affiliates may provide strategic advisory services to both public and private companies and other types of clients including with respect to acquisitions, divestitures and capital raising activities. We and our affiliates may also provide investment advisory and other services to directors, officers and other persons who have material relationships with public and private companies or who own shares of public and private companies. We or our affiliates may also have relationships with pension plans and other investors who sponsor proposals or participate in engagement activities. In addition, certain directors, officers and employees of RAM and its affiliates may also serve as directors and/or officers of public and private companies or have a material relationship with or own shares in such companies.
RAM’s policy is that proxy voting activities must seek to further the long-term interests of our clients and not the interests of RAM, its affiliates or their respective directors, officers, and employees. RAM’s Voting Delegate, in consultation with RAM’s portfolio management team, is responsible for conducting proxy voting activity in accordance with this Policy. The Voting Delegate and RAM portfolio management team members are required to disclose to the Committee any potential material conflicts of interest that may arise in connection with performing engagement activities on behalf of clients, including any attempt by persons seeking to influence any engagement activity. Material conflict issues which are identified will be referred for resolution to the Committee, which will consult with RAM’s Conflicts Committee as appropriate. Committee members are required to consider if they have a conflict of interest in any proxy voting matter that is referred to the Committee and must disclose such conflict to the Committee and potentially recuse themselves from matters relating to the conflict. In the event a material conflict of interest is identified, the Committee will generally direct the Voting Delegate to vote the proxy based upon the recommendation of ISS. If the Committee determines to resolve the conflict in a different manner, the approach will be documented.
EXHIBIT A
VOTING PRINCIPLES & GUIDELINES
Principle 1 – The Rights and Responsibilities of Shareholders
RAM recognizes that shareholders, as owners of the enterprise in which they are invested, have certain fundamental rights and responsibilities that derive from their ownership interest. As stewards of our clients’ capital, in deciding whether to support or oppose a proxy proposal, we seek to assure that the proposal is consistent with the following guidelines:
•
Effective voting rights are central to the rights of ownership; all shareowners must be treated equitably and upon the principle of one share/one vote
Basic shareholder rights must be scrupulously maintained, including:
•
The right to participate in decisions “concerning” fundamental corporate changes affecting the company’s governing documents
•
The authorization of new shares and the sale of the company
•
Protection against excessive dilution, the election of directors and the ratification of the appointment of auditors
•
The right to elect, remove and nominate directors
•
Company accountability with appropriate checks and balances; effective enterprise risk management systems covering all significant issues, including corporate responsibility issues
In line with these principles, we will use the following guidelines to vote proxy resolutions. We will generally vote in favor of the following proxy resolutions:
•
Majority Vote Standard: We believe directors should be elected based on a majority of votes cast; majority voting provisions will likely lead to greater director accountability
•
CEO and Management Succession Planning: We believe boards should be actively engaged in CEO and senior management succession planning consistent with the company’s strategic direction
•
Shareholder Right to Call a Special Meeting and Act by Written Consent: Shareholders should be able to call special meetings between annual meetings or act by written consent
•
Proxy Access: RAM believes proxy access is a fundamental right which should afford long-term shareholders owning in aggregate at least 3 percent of a company’s voting stock the ability to nominate up to 25 percent of the board
We will generally oppose proposals that:
•
Restrict or prohibit the right of shareholders to call a special meeting
•
Restrict or prohibit the right of shareholders to take action by written consent
•
Reprice underwater options unless there are valid reasons that the repricing will benefit all shareholders
•
Adopt anti-takeover provisions, including the issuance of new shares, shareholder rights plans (poison pills), and golden parachutes. We will generally withhold votes on all members of the board if new shares are issued, or if a poison pill or golden parachute was implemented or extended without shareholder approval. The link between the financial interests of shareholders and their right to consider and accept buyout offers is significant, and therefore it is important that shareholders be allowed to weigh in and vote on whether or not they support a rights plan

In general, we will oppose proposals that limit shareholder rights:
•
We will generally oppose supermajority-voting requirements that limit the rights of minority investors
•
We will generally oppose cumulative voting for companies that have not adopted a true majority voting standard but have adopted some form of majority voting
•
We will generally oppose dual classes of stock which skew voting rights such that one share does not equal one vote. Directors should represent all shareholders equally and voting power should be held in direct proportion to a shareholder’s economic interest in the company
•
Bundled Proposals: Shareowners should be allowed to vote on unrelated issues separately. Individual voting issues should not be bundled with proposals that impede the rights of shareholders
Principle 2 - Accountability & Transparency
Integrity of Financial Reports
A strong disclosure policy has important benefits for shareholders and is crucial to their ability to vote intelligently. Such a policy influences corporate policy in positive ways and helps to maintain the confidence of capital markets. The basic principle of strong disclosure is an effort to assure that all constituencies of the corporation have timely and accurate information to make informed decisions. We do not support resolutions calling for more disclosure than is necessary or for the disclosure of information that would materially and adversely affect the company’s competitive position.
All public statements of the corporation should be in non-technical language appropriate to their audiences and should be free of obfuscation. This is especially important with respect to financial statements, including their footnotes. Companies should disclose all material risk factors and the steps taken to manage those risks. Risk factors include those arising from the environmental, social and governance impacts of the company’s activities.
Accountability and transparency are key. Directors must be accountable to their shareholders and should be accessible for shareholder inquiries. Companies must disclose operational, financial and governance information in a timely, complete, and comprehensible manner, and in accordance with applicable regulatory requirements. We expect companies to report on potential material environmental and social risks and opportunities which may impact long-term performance.
We believe it is the duty of management to take steps to ensure the objectivity and accuracy of financial reports. To this end, we expect management to proactively identify threats to auditor independence, put in place safeguards to preserve this independence and evaluate their effectiveness over time. We recommend that management consider the periodic rotation of auditors, which we recognize as a best practice, with the goal of protecting the integrity of financial reporting. We believe management is usually best placed to select the best auditor for the company.
In line with these principles, we will generally vote in favor of the following proxy proposals that:
•
Limit consulting by auditors to a maximum of 25% of total audit fees
•
Ensure the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for monitoring risk, financial control and compliance with the law
Principle 3 – Boards and Directors
Every company should be headed by an effective board which provides the foundation for a well governed company whose board should reflect a good balance of skills, diversity, expertise, independence, and knowledge to capably manage their fiduciary responsibilities effectively. The composition and effectiveness of the board is a crucial element in determining long-term corporate performance. In building an effective board, a company should seek candidates from the most diverse pool of relevant talent.
Composition:
•
There should be clear definitions of the role of the board, its committees and senior management to ensure that the responsibilities of each are well understood and delineated
•
The roles of Chairman and Chief Executive Officer (CEO) should be separate to ensure there is a clear division of responsibilities at the head of a company and to potentially mitigate the risk of a concentration of decision-making powers in the hands of a single individual
•
Absent separate Chairman and CEO positions, a company should have an independent lead director elected by and from the independent board members with clearly delineated and comprehensive duties
•
Directors should stand for re-election on an annual basis
•
The board should have formal procedures to assure that neither any of its members nor any officer of the corporation has a conflict of interest or engages in undisclosed related-party transactions

Responsibilities of the Board of Directors:
Among the most important missions of the board is ensuring that shareholder value is both enhanced through corporate performance and protected through adequate internal financial controls. There should be a clear division of responsibilities at the head of the company between the running of the board and the executive responsibility for the running of the company’s business. No one individual should have unfettered powers of decision. The following are key responsibilities of the board:
•
Providing oversight of the company; guiding corporate strategy, risk management and policy, annual budgets and business plans, the setting of performance objectives, monitoring corporate performance, overseeing major capital allocation, capital expenditures, acquisitions, and divestitures
•
Establishing appropriate executive compensation structures
•
Monitoring the effectiveness of the governance practices and ensuring risk mitigation is in place
•
Disclosing and communicating board oversight role and responsibilities to shareholders. In line with these principles, we will use the following guidelines to vote proxy resolutions
We will generally vote in favor of the following proxy resolutions:
•
Separate CEO and Chairman positions
•
Annual election of board of directors
•
Proposals related to declassifying or staggered boards; all directors should stand for election every year
•
Independent audit, compensation, nominating and governance committees
•
Authorization of increases in common shares provided the amount requested is necessary for sound business practice and is reasonable given the company’s industry and performance history
•
Mandatory share ownership – executives and directors should be required to own a minimum level of equity ownership in the companies on whose board they sit
•
We will support resolutions asking directors to continue the process of in- person annual meetings. Under normal circumstances, “Virtual” annual meetings should not replace face-to-face annual meetings
We will generally these proxy resolutions on a case-by-case basis:
•
Proposals that request executives to retain a significant portion of shares either until retirement or for a specified period after retirement, if not overly prescriptive
•
Proposals that request the creation of a board committee dedicated to long-term sustainability risk management
We may withhold or vote against directors under the following circumstances:
•
A director who failed to attend a minimum of 75% of board and applicable committee meetings unless the poor attendance was justifiable and unusual, and unlikely to be repeated in the future
•
A director who sits on four or more public company boards; or serves as CEO of any public company and also sits on more than one other public company board in addition to their own board
•
A director who has ignored shareholder concerns or failed to act upon a shareholder proposal which received majority shareholder support at the last annual or special meeting
•
A director who is also the Chief Financial Officer (CFO). Given the critical importance of financial disclosure and reporting, the CFO should report to the board and not be a member of it
•
Compensation chair (or entire committee) when the Say-on-Pay proposal has received over 30% shareholder votes against the proposal and the company has not responded to the shareholder concerns over pay
•
We will consider withholding or voting against any director(s) based on issues that our proxy adviser brings to our attention and recommends us to withhold or vote against as a result thereof. The issues may include directors that have served on what is considered a “failed” board, conflicts of interest, or other issues
•
We may vote against or withhold from individual directors, members of a committee, or the entire board, which has failed to exercise stewardship including material failure of governance, risk oversight, or fiduciary responsibilities at the company; failure to replace management as appropriate; or egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders
•
We may vote against directors if we believe a company is not taking steps to appropriately monitor ESG factors
•
We may vote against all directors eligible for re-election at companies that lack diversity on their boards
Principle 4 - Board Committees
Companies should have audit, nominating and governance, and compensation committees composed of at least three directors to oversee key oversight functions.

Nominating and Governance Committee
The Nominating and Governance Committee is responsible and accountable for assessing the skills and competencies of directors to ensure the board has a diverse range of expertise as well as formulating a process for the selection, appointment, and re-appointment of directors to the board. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
The Nominating and Governance Committee should report annually on its activities, in particular providing a detailed discussion of its process for identifying and appointing executive and non-executive directors and the processes it employs to ensure that members reflect an appropriate diversity of perspectives, experiences and cultural backgrounds. The report should also include results of the board evaluation process.
We will generally vote in favor of Nominating and Governance Committee members, but would vote against certain members under the following circumstances:
•
All members of the governance committee during whose tenure the board failed to implement a shareholder proposal with substantial impact on shareholder rights, where the proposal received a majority vote to allow the board to implement that proposal
•
The governance committee chair if the CEO holds the position of the Chairman as well
•
The governance committee chair if there are no women on the board or board slate
In line with these principles, we will also generally vote against the following proxy resolutions:
•
Bundled proposals by U.S. companies
Audit Committee
The Audit Committee monitors and oversees the process and procedures that management and auditors perform. Additionally, the audit committee monitors and approves related party transactions, and should ensure that any such transactions do not disadvantage minority shareholders. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders.
The Committee should comment on the process for ensuring independence of the auditors and for evaluating the impact of non-audit work.
Shareholders should be given the right to approve the ratification of auditors annually.
We will generally vote in favor of audit committee members, but would vote against certain members under the following circumstances:
•
All audit committee members if there is a lack of adequate controls in place, there is a resulting restatement of financial statements, and disclosures indicate there is lack of documentation with regard to option grants
•
The audit committee chair, if the committee has less than three members and/or no member has appropriate financial expertise
•
Members of an audit committee who are up for election and who served on the committee at the time of the audit, if non-audit fees are excessive (generally over 25% or more of audit fees)
•
The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval
•
All members of the audit committee if the company has aggressive accounting policies or poor disclosure/lack of transparency in its financial statements
Compensation Committee
A standing compensation committee of the board must be responsible for the compensation policy of the corporation. Such policies should be written to protect shareholders from the conflict of interest inherent in the practice of managers and directors using shareholder money to compensate themselves. Shareholders should not be diluted without their approval. All plans that grant options or award stock to officers and directors must be approved by shareholders. In general, shareholder approval should be sought also for plans that grant options to non-officers and directors.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the metrics used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, the compensation committee should only engage a compensation consultant that is not also providing any other services to the company or management.

Compensation practices should allow a company to attract, motivate and retain proven talent. Good pay practices should align management’s interests with the creation of long-term shareholder value. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) compared to a well-selected sector index, peer group or other performance hurdle. The rationale for the selection of a specific index or peer group should be disclosed as well.
Finally, compensation committees are responsible for reviewing and setting compensation so that compensation is not viewed as “excessive” and certain practical criteria are met aligning the interests of management with those of the corporation and shareholders.
Say on Pay
Say on Pay enhances transparency in setting executive pay, improves accountability to shareholders, and provides a more effective link between pay and performance. Compensation practices should allow a company to attract and retain proven talent. Although Say on Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures and should elicit board response. In the absence of any evidence that the board is engaging shareholders on the issue and responding accordingly, we will hold compensation committee members accountable for a failure to respond and we may withhold votes from members of the compensation committee for their unresponsiveness to shareholders in subsequent years.
We generally vote on a case-by-case basis on Say on Pay and for annual frequency of the Say on Pay vote.
We will generally vote in favor of compensation committee members, but would vote against certain members under the following circumstances:
•
Compensation chair (or entire committee) if we observe a lack of board response to investor concerns and against votes to reject executive compensation proposals in excess of 30%
•
All members of the compensation committee if the company entered into excessive employment agreements or severance agreements during their tenure
•
All members of the compensation committee if option exercise prices were backdated in the last fiscal year
•
All members of the compensation committee if egregious compensation practices are identified
•
All members of the compensation committee if we observe an overreliance on discretion or extraordinary pay decisions to reward executives without evidence of alignment with shareholder interests
In line with these principles, we will generally vote in favor of proxy resolutions that:
•
Adopt a policy that some portion of future stock option grants to senior executives be performance- based
•
Expense option value at the time of grant
In line with these principles, we will generally vote in favor of proxy resolutions that:
•
Require that all board members have and maintain a material investment in the common stock of the company
•
Require that directors be compensated for their efforts through a combination of cash and stock, with the latter being the predominant element
•
Request approval of Employee Stock Ownership Plans (ESOPs). ESOPs may promote active employee ownership, attract, and retain higher quality employees, create more employee wealth, and help to achieve sustained superior performance
In line with these principles, we will generally vote against equity compensation plans that:
•
Do not provide clawback provisions
We will generally vote against Say on Pay and the following proxy resolutions:
•
Where specific policies fail to link compensation with performance
•
Where compensation is excessive
•
Where disclosure is inadequate
•
Where the compensation program had excessive discretion without an objective, formula-based methodology being used
•
Where there was no valid rationale for significant changes to performance targets or metrics
•
Executive compensation for CEO, executives, and management if the compensation does not reflect the economic and social circumstances of company (i.e., during times of financial strains, layoffs, downsizing, or underperformance)
•
Stock option plans that in total offer greater than 10% of shares outstanding because of voting and earnings dilution unless the company is growing rapidly
•
Options repricing without prior shareholder approval
•
Stock option plans where option exercise prices are below the marketplace on the day of the grant

•
ESOPs whose purpose is to prevent a corporate takeover
•
Egregious Special Executive Retirement Plans (SERPs) payouts
Reasons to vote against a Say on Pay resolution could include the following:
•
Lack of board responsiveness to shareholder requests for engagement on compensation, risk management and capital allocation issues (for example, we would withhold from compensation committee members for the board’s failure to respond to majority-supported shareholder proposals on executive compensation issues)
•
Lack of board responsiveness if company’s Say on Pay shareholder vote was 20% or more in opposition of the Say on Pay resolution in the previous year
Principle 5 – Environmental, Social and Governance (ESG) Factors
RAM recognizes that ESG factors provide shareholders with an additional lens into the leadership, quality, strategic focus, and operational standards of practice of a company. Such factors may also affect a company’s share price and reputation as well as identify potential investment risks and opportunities. We believe that well-managed companies are responsive to ESG impacts and take appropriate steps to manage and disclose policies, and performance with respect to these issues. RAM seeks to balance ESG issues with economic implications within the broader context of stewardship.
Companies should be able to demonstrate that they have appropriate ESG policies and systems in place and that they encompass relevant sustainability risks and opportunities.
To that end, we believe companies should adopt progressive practices toward the elimination of human rights violations in all countries or environments in which the company operates including: policies to prevent workplace discrimination and harassment of any kind including sexual harassment, and/or violence based on race, color, religion, national origin, age, disability, sexual orientation, gender identity, marital status, or any other status protected by laws or regulations in areas of a company’s operations. Through communications with companies and voting proxies, we will generally favor initiatives that seek to increase accountability and transparency or to prevent abuse.
Environmental and social proposals are primarily initiated by shareholders and typically request that a company enhance its disclosure or amend certain business practices. When evaluating shareholder proposals, we consider whether the proposal itself is well-framed and compare companies relative to their peers (leaders, laggards) as well as the potential cost of implementation. We review and vote ESG proposals on a case-by-case basis and assess whether adoption of the proposal is likely to enhance or protect long- term shareholder value.
We will generally vote in favor of the following shareholder proposals:
•
Requests for increased disclosures of a company’s policies, initiatives and oversight mechanisms related to environmental practices (if not onerous to produce or cost prohibitive)
•
Requests for a report on how a company is measuring, mitigating, and disclosing greenhouse gas (GHG) emissions / methane emissions from their operations and products, as well as their progress towards reducing such emissions
•
Requests for disclosure on climate change risk and opportunities as well as long-term strategy and mitigation (if not onerous to produce or cost prohibitive)
•
Requests for board oversight and responsibility of environmental policies and practices
•
Request for a report on risks of water scarcity and/or water pollution (usually embedded in a general sustainability report)
•
Requests for energy efficiency efforts/renewables programs
•
Requests for a company’s sustainability report
•
Requests to nominate an environmental or risk expert to the board
•
Requests for a feasibility report on a company’s drilling, mining, or logging activities in environmentally sensitive areas
We will generally vote on a case-by-case basis on resolutions that:
•
Request company disclosure on human capital management including training and development initiatives; employee engagement, workplace harassment practices, and health and safety management
•
Request management to provide a report on race and/or gender pay equity
•
Request a report on commitment and progress to inclusive boards
•
Request to link executive compensation to sustainability metrics
•
Request a board to establish a particular committee, such as a sustainability committee or human rights committee
•
Request a company to adopt anti-discrimination policies with respect to gender and sexual orientation
•
Request an adoption/report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society
•
Request a report on a company’s environmental and social (community and human rights) impact on indigenous communities

•
Request a report using Global Reporting Initiative (GRI) Sustainability Guidelines and Integrated Reporting using principles and KPIs developed by the Sustainability Accounting Standards Board (“SASB”) and/or the International Integrated Reporting Council (“IIRC”)
•
Request that certain mainstream retail companies stop selling handgun and related ammunition
We will generally vote against resolutions that:
•
Are contrary to transparency and accountability
•
Are overly prescriptive or that should be left to board discretion
•
Are overly burdensome and could harm the long-term interests of the company or place the company at a competitive disadvantage
Political Contributions and Lobbying Activities
We believe that robust board oversight should guide corporate political contributions and expenditures to help ensure shareholder assets are protected. Corporations can legally donate to state and local candidates, and state-level political committees through employees’ Political Action Committees (PACs). They can also frequently use trade associations for political lobbying purposes. Trade associations are not required to report the funds they receive for or spend on political activity as a means for corporate political action.
It is important that a company’s position regarding political contributions is understood, monitored, transparent and regularly reviewed. Improved disclosure would benefit shareholders by allowing them to weigh the benefits and risks of political donations. The number of shareholder proposals requesting more transparency has been steadily increasing as investors realize there are reputational risks, in addition to economic risks, associated with the companies’ political involvement.
We will generally vote on a case-by-case basis on proposals requesting information on a company’s lobbying activities, policies, or procedures considering:
•
Board oversight of all political contributions/spending
•
The disclosure of a company’s political contributions and trade association spending
•
Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities
We will generally vote against resolutions that:
•
Are overly burdensome and could harm the long-term interests of the company or place the company at a competitive disadvantage
•
Are overly prescriptive and seek to bar a company from making any political contributions. Businesses are impacted by legislation at the federal, state, and local level and barring political contributions can put a company at a competitive disadvantage
Adopted July 8, 2003
Updated December 2020

Sands Capital Management, LLC
Proxy Voting Policy and Procedures
Most Recent Amendment: March 2020
Implementation Date: November 2006
_____________________________________________________________________________________
Issue
Rule 206(4)-6 under the Advisers Act requires registered investment advisers to adopt and implement written policies and procedures reasonably designed to ensure advisers vote proxies in the best interest of their clients. The procedures must address material conflicts that may arise in connection with proxy voting. Rule 206(4)-6 further requires advisers to describe to clients their proxy voting policies and procedures and to provide copies of such policies and procedures to clients upon their request. Lastly, the Rule requires advisers to disclose how clients may obtain information on how the adviser voted their proxies.
To comply with Rule 206(4)-6, Sands Capital Management, LLC (“SCM”) has adopted and implemented this Policy and the procedures described herein.
Policy
SCM’s policy is to vote client proxies in the best interest of its clients. Proxies are an asset of a client, which must be treated by SCM with the same care, diligence and loyalty as any asset belonging to a client. In voting proxies SCM should consider the short- and long-term implications of each proposal. In voting proxies, SCM typically is neither an activist in corporate governance nor an automatic supporter of management. However, because SCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, SCM believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this Policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.
Proxy Committee
SCM has established a Proxy Committee, which consists of five permanent members: the Chief Administrative Officer (“CAO”), the Chief Compliance Officer (“CCO”), a Director of Client Relations, the Director of ESG Research, and a member of the Directing Research Team (the “DRT”). The Proxy Committee meets at least annually, and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The CAO or designee acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.
The Proxy Committee is responsible for: (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Policy and the procedures described herein; (ii) overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually, and as necessary, to fulfill its responsibilities; and (iii) engaging and overseeing third-party service provider(s), as necessary or appropriate, to ensure SCM receives the applicable proxy statements or to provide SCM information, research or other services to facilitate SCM’s proxy voting decisions.
The Proxy Committee has developed a set of criteria to be used when evaluating proxy issues. These criteria and general proxy voting guidelines are set forth in the Proxy Voting Guidelines, which are attached hereto as Attachment A (the “Guidelines”). The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal incorporates considerations specific to the company whose proxy is being voted.
Retention and Oversight of Proxy Advisory Firms
Institutional Shareholder Service (ISS), Glass Lewis, and Stakeholders Empowerment Services (SES) (“Proxy Research Providers”) re independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided may include in-depth research, global issuer analysis and voting recommendations. SCM has retained Proxy Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Proxy Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. SCM votes all proxies based on its own proxy voting policies in the best interests of clients. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to SCM. As part of SCM’s ongoing oversight responsibilities, SCM performs periodic due diligence on the Proxy Research Providers.

Procedures for Identification and Voting of Proxies
The following procedures are designed to resolve material conflicts of interest before voting client proxies.
1.
SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically, and is updated by the Investment Operations Team, which obtains proxy voting information from client agreements or internal account onboarding documentation.
2.
As part of the account opening procedure, the Investment Operations Team will note whether or not SCM is responsible for voting proxies for the client.
3.
Where SCM has the authority to vote proxies, the Investment Operations and Client Relations Teams will work with the client to ensure that SCM is designated to receive proxy voting materials from companies or intermediaries.
4.
SCM has retained one or more third parties to assist in the coordination, voting and recordkeeping of proxies (see Retention and Oversight of Proxy Advisory Firms).
5.
The CAO, through a proxy voting designee working as a proxy administrator, receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.
6.
SCM’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio securities. Prior to a proxy voting deadline, the appropriate Research Team member will decide as how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, a Research Team member may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.
7.
If the Research Team or Proxy Administrator becomes aware of potential factual errors, incompleteness or methodological weaknesses in the Proxy Research Providers analysis, they must escalate this issue to the CAO or CCO.
8.
SCM believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. SCM may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. SCM may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
9.
SCM Staff Members involved in the process are responsible for assessing whether there is any material conflict between the interests of SCM or its affiliates or associates and the interests of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this Policy.
10.
If no material conflicts of interest have been identified, SCM will vote proxies according to this Policy (including by not voting if SCM deems that to be in its clients’ best interest).
11.
Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.
12.
SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Global Issuers below.
13.
SCM may process certain proxies without voting them or may systematically vote with management. Examples include, without limitation, proxies issued by companies SCM has decided to sell, proxies issued for securities that SCM did not select for a client portfolio, such as, securities that were selected by a previous adviser, unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than SCM.
14.
In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s files.
15.
The CAO and the applicable Research Team member must report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside SCM seeking to influence the voting of client proxies. Reporting shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s General Counsel.
16.
All proxy votes will be recorded, and the following information must be maintained:
•
The name of the issuer of the portfolio security;
•
The security identifier of the portfolio holding.
•
The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;

•
The shareholder meeting date;
•
The number of shares SCM is voting firm-wide;
•
A brief identification of the matter voted on;
•
Whether the matter was proposed by the issuer or by a security holder;
•
Whether or not SCM cast its vote on the matter;
•
How SCM voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
•
Whether SCM cast its vote with or against management; and
•
Whether any client requested an alternative vote of its proxy.
Securities Lending
If a client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), SCM may request a client to recall securities that are on loan if SCM determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.
In determining whether a recall of a security is warranted, SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. From time to time, the Proxy Committee will deem certain matters to be Significant Events and will adjust the foregoing standard accordingly.
Proxies of Issuers in Certain Countries
It is SCM’s policy to seek to vote all proxies for client securities over which it has proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.
Voting proxies of issuers in certain countries may give rise to a number of administrative or operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
•
SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.
•
A market may require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.
•
Proxy materials may not be available in English.
•
SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.
•
Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The applicable Research Team member in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
The rationale for not voting a client proxy must be documented and the documentation must be maintained in SCM’s files.
Conflicts of Interest
The following potential conflicts of interest have been identified:
•
SCM provides services to an institutional client or is in the process of being engaged to provide services to an institutional client that is affiliated with an issuer that is held in the SCM’s client portfolios. For example, SCM may be retained to manage Company A’s pension fund, where Company A is a public company and SCM’s client accounts hold shares of Company A. Another example is SCM’s clients may hold an investment in an issuer affiliated with an adviser of a fund vehicle sub-advised by SCM.
•
SCM provides services to an individual, or is in the process of being engaged to provide services to an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios;

•
A Staff Member maintains a personal or business relationship (not an advisery relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management; and
•
SCM or a Staff Member personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by this Policy. The Staff Member could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to this Policy.
•
The issuer is a vendor whose products or services are material or significant to the business of to the business of SCM or its affiliates.
Due to the difficulty of predicting and identifying all material conflicts, Staff Members are responsible for notifying the CAO or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the CAO or the CCO will notify the Proxy Committee of the conflict.
In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee will also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case‑by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the relevant Research Team member.
In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may: (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).
Recordkeeping
SCM must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The CAO will be responsible for the following procedures and for ensuring that the required documentation is retained.
Outside third party request to review proxy votes:
•
Staff Members must be thoughtful and cautious in sharing how SCM plans to vote its clients’ proxies. Until the vote has been cast and the relevant shareholder meeting has transpired, SCM generally treats information about SCM’s voting as confidential. Staff Members may not disclose SCM’s vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or General Counsel. Notwithstanding the previous sentence, Staff Members are permitted to prudently express SCM’s thoughts or opinions on topics in discussions with the relevant companies, advisers (3rd party research providers), and other shareholders prior to voting as a part of SCM’s ongoing education and engagement.
•
Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how SCM voted with the relevant company or other shareholders, if necessary, as part of SCM’s ongoing engagement with management and the company’s shareholder base.
•
All disclosures of votes in response to requests for vote information not originating from the company must be approved by the CAO prior to the disclosure of the vote. All written requests must be retained in the permanent file. The CAO or designee will record the identity of the outside third party, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
•
As is consistent with SCM’s Advertising and Marketing Policy, all Staff Members must refer inquiries from the press to the Director, Portfolio Analysis and Communications.
Proxy statements received regarding client securities:
•
Proxy statements must be maintained in accordance with this Policy.
Note:
SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
•
Documents prepared or created by SCM that were material to deciding on how to vote, or that memorialized the basis for the decision, must be maintained in accordance with this Policy.
•
Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision, must be maintained in accordance with this Policy.

•
Clients may request their proxy voting record for the 5-year period prior to their request. Records prior to that 5-year request will be provided on a best efforts basis.
Disclosure
SCM will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this Policy and the procedures described herein; and (ii) information about how clients may obtain information on how SCM voted their securities. In addition, certain voting records are available on SCM’s website at www.sandscapital.com.
Procedures for SCM’s Receipt of Class Actions
SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a commercially reasonable best effort to forward the documents to the client. Likewise, if “Class Action” documents are received by SCM from a client, SCM will make a commercially reasonable effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action.”
Responsibility
The CAO is responsible for overseeing and implementing this Policy.

Attachment A
PROXY VOTING GUIDELINES
The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. For routine matters (e.g., those matters that are not expected to measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, and the laws of the state of incorporation of the applicable company), SCM will vote in accordance with the recommendation of management, unless, in SCM’s opinion, such recommendation is not conducive to long term value creation or otherwise in the best interest of its clients. Non-routine matters (e.g., those matters relating to directors’ liability and indemnity proposals; executive compensation plans; mergers, acquisitions, and other restructurings submitted to a shareholder vote; anti-takeover and related provisions; and shareholder proposals) require company-specific and a case-by-case review and analysis. With respect to matters that do not fit in the categories stated below, SCM will exercise its best judgment as a fiduciary to vote in accordance with the best interest of its clients.
I.  The Board of Directors
A.  Voting on Director Nominees in Uncontested Elections
These votes are made on a case-by-case basis, and SCM may consider the following:
•
Long-term performance record relative to a market index;
•
Composition of board (e.g., diversity and independence) and key board committees;
•
Attendance at board and committee meetings;
•
Corporate governance provisions and takeover activity;
•
Board decisions regarding executive pay; and
•
Director compensation.
B.  Director and Officer Indemnification and Liability Protection
These votes are evaluated on a case-by-case basis.
C.  Voting for Director Nominees in Contest Elections
These are evaluated on a case-by-case basis, and SCM may consider the following:
•
Long-term performance relative to its industry;
•
Management’s track record;
•
Background to the proxy contest;
•
Qualifications of director nominees (both slates);
•
Evaluation of what each side is offering shareholders and the likelihood that the proposed objectives and goals can be met; and
•
Stock ownership positions.
D.  Size of the Board
Proposals to limit the size of the Board will be evaluated on a case-by-case basis.
E.  Majority Vote for Director Elections
SCM will evaluate, on a case-by-case basis, proposals asking the Board to initiate the process to provide that director nominees be elected by the affirmative majority of votes cast at an annual meeting of shareholders. Resolutions should specify a carve-out for a plurality vote standard when there are more nominees than board seats.
F.  Require Independent Board Chairman
SCM will evaluate, on a case-by-case basis, as to whether the role of board chair should be a separate position. Secondary considerations include the role of the board’s Lead Independent Director and the board’s overall composition.

II.  Auditors
Ratifying Auditors
SCM generally votes for proposals to ratify auditors, unless:
•
an auditor is not independent (i.e., it has a financial interest in or association with the company);
•
there is reason to believe the auditor’s opinion is not accurate or indicative of the company’s financial position;
•
poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; or material weaknesses in internal controls;
•
Evidence that the committee approved an inappropriate indemnification agreement with the auditor; or
•
Non-audit fees are excessive in relation to audit-related fees without adequate explanation.
III. Proxy Contest Defenses
A.  Cumulative Voting
Proposals on cumulative voting are voted on a case-by-case basis. SCM may consider the following, among other, factors:
•
the ability of significant stockholders to elect a director of their choosing;
•
the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and
•
the potential to limit the ability of directors to work for all shareholders.
B.  Proxy Contests
Votes on proxy contests are made on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the shareholder’s nominees, and other factors.
C.  Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.
D.  Proxy Access
Shareholder proposals to provide shareholders proxy access are voted on a case-by-case basis taking into account, among other factors:
•
Company-specific factors; and
•
Proposal-specific factors including:
•
the ownership thresholds proposed in the resolutions;
•
the maximum proportion of directors that shareholders may nominate each year; and
•
the method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
IV.  Anti-Takeover Issues
SCM conducts an independent review of each anti-takeover proposal. SCM may vote with management when it concludes that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:
A.  Poison Pills
The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.
SCM votes on a case-by-case basis for management proposals to ratify a poison pill.
B.  Fair Price Provisions
Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a takeover. SCM may consider, among other factors:
•
the vote required to approve the proposed acquisition;
•
the vote required to repeal the fair price provision;
•
the mechanism for determining fair price; and

•
whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.
Fair price proposals are voted on a case-by-case basis.
C.  Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments are voted on a case-by-case basis.
D.  Superstock/Duel-class Equity
Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, a company could propose authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.
SCM votes on a case-by-case basis for proposals that would authorize the creation/removal of new classes of “superstock.”
E.  Supermajority Rules
Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.
Supermajority shareholder vote requirements to approve mergers, amend the charter or bylaws are voted on a case-by-case basis.
F.  Board Classification
A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. In evaluating a classified board proposal, SCM may consider the following factors, among others:
•
the company’s long-term strategic plan;
•
the extent to which continuity of leadership is necessary to advance that plan; and
•
the need to guard against takeover attempts.
SCM votes on board classification on a case-by-case basis.
V.  Miscellaneous Governance Provision
A.  Approval of Financial Statements
In some markets, companies are required to submit their financial statements for shareholder approval. Approval of financial statements is voted on a case-by-case basis. However, SCM may abstain if the information is not available in advance of the meeting.
B.  Adopting or Amending the Charter, Bylaws, or Articles of Association
SCM votes on a case-by-case basis proposals on adopting or amending the charter, bylaws, or articles of association, and may consider whether:
•
Shareholder rights are protected;
•
There is negligible or positive impact on shareholder value;
•
Management provides sufficiently valid reasons for the amendments;
•
The company is required to do so by law (if applicable); and
•
They are of a housekeeping nature (updates or corrections).

C.  Bundled Proposals
SCM votes on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, SCM examines the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, SCM votes against the proposals. If the combined effect is positive, SCM votes for such proposals.
D.  Share Re-Registration Consent
SCM will typically vote for this proposal. Certain securities are subject to share re-registration in order to receive and vote the shareholder meeting. In order to be eligible to vote, shares must be re-registered in the beneficial owner’s name by a certain deadline. SCM will vote these proposals on a case-by-case basis.
E.  “Other Business”
SCM will typically vote against this proposal if there is a lack of information available. While this request is usually routine, the potential for the discussion and subsequent approval of items could be dangerous to minority shareholders. SCM will vote these proposals on a case-by-case basis.
VI.  Capital Structure
A.  Common Stock Authorization
SCM votes on a case-by-case basis for proposals that increase the number of shares of common stock authorized for issue.
B.  Stock Distributions; Splits and Dividends
SCM votes on a case-by-case basis for proposals that increase the common share authorization for a stock split or share dividend.
C.  Debt Restructuring
SCM votes on a case-by-case basis for proposals that increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
VII.  Executive and Director Compensation
SCM believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, SCM generally votes with management on such matters. However, SCM may oppose management on a case-by-case basis if it deems a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, SCM believes a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or SCM believes a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that SCM may encounter.
SCM votes on a case-by-case basis items related to executive pay and practices.
A.  Management Say on Pay
“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation.
SCM votes on a case-by-case basis for management proposals seeking approval of advisory vote on executive compensation.
B.  Equity-Based Compensation Plans
A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. SCM believes that executive compensation should be directly linked to the performance of the company.
SCM vote on a case-by-case basis on proposals for equity-based compensation plans.
C. Incentive Bonus Plans and Tax Deductibility Proposals (Section 163(m))
SCM votes on a case-by-case basis on proposals for incentive bonus plans and tax deductibility proposals.

D.  Golden Parachutes
Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. SCM recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
SCM votes on a case-by-case basis proposals to submit severance plans.
E.  Golden Coffins / Executive Death Benefits
Survivor benefit compensation plans, or “golden coffins,” can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
SCM recognizes that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
SCM votes on a case-by-case basis proposals on Golden Coffins / Executive Death Benefits.
VIII.  State of Incorporation
A.  Voting on State Takeover Statutes
SCM votes on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).
B.  Voting on Reincorporation Proposals
SCM votes on a case-by-case basis proposals to change a company’s state of incorporation.
IX.  Mergers and Corporate Restructurings
A.  Mergers and Acquisitions
SCM votes on a case-by-case basis proposals on mergers and acquisitions.
B.  Corporate Restructuring
SCM votes on a case-by-case basis proposal on corporate restructuring, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
C.  Spin-offs
SCM votes on a case-by-case basis proposals on spin-offs.
D.  Changing Corporate Name
SCM votes on changing the corporate name on a case-by-case basis.
E.  Authority to Issue Shares without Preemptive Rights
SCM votes on giving authority to issue shares without preemptive rights on a case-by-case basis.
X.  Socially Oriented Proposals
A. Proposals of a Social or Environmental Nature
Consistent with its fiduciary duty to clients, SCM will vote on social and environmental issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non‑competitive position.

SCM considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. SCM’s Environmental, Social, and Governance Framework describes SCM’s approach to consideration of environmental, social, and governance issues within its processes and ownership practices.
SCM votes on a case-by-case basis proposals regarding environmental or social issues. To do this, SCM uses research reports from SCM’s external proxy advisers, company filings and sustainability reports, research from other investors and non-governmental organizations, and the Research Team.
B.  Political Spending and Lobby Proposals
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. SCM believes that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, SCM may consider the political activities of that company and its peers, the existing level of disclosure, and its view regarding the associated risks. SCM generally believes that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity.
SCM votes on a case-by-case basis proposals regarding political spending and lobbying activities.

TOBAM S.A.S.
Proxy Voting Policy
June 2020
TOBAM defines active ownership and corporate engagement as using its shareholder position on behalf of its client shareholders to influence company management decision making and the further integration of ESG principles and good corporate governance in the companies in which it invests.
TOBAM uses Proxy Voting to further its commitment to socially responsible investing and to improve corporate governance. Proxy voting is conducted in the sole long-term interests of clients.
I.  General Voting Rights Exercise
1.  Voting Scope
TOBAM votes for all open-ended funds managed by TOBAM. For mandates and closed-ended funds it will do so on specific request from the client.
TOBAM has not implemented a minimum shareholding or geographical restriction to exercise its voting rights.
Share Blocking Requirements
Some issuers require that shareholders who wish to vote must deposit their shares beforehand. The shares remain inaccessible for lengths of time that vary widely depending on the country, issuer, custodian and sub-custodian. TOBAM does not vote at meetings implying share blocking requirements.
Securities Lending Programme
TOBAM do not recall lent shares for voting purposes. Of note, TOBAM has requested service providers to keep at least one stock (which will not be lent) to be able to vote at meetings.
2.  Exercising Voting Rights
a.  Automatic votes
The vote has been outsourced to ISS since 1st January 2012, under the supervision of the Risk Management team of TOBAM using “SRI International Proxy Voting Guidelines”.
For each meeting and resolution, ISS suggests a voting decision and automatically votes on behalf of TOBAM.
Voting records are closely monitored via the ISS website and using an internal procedure.
TOBAM records all voting decisions internally in its proprietary portfolio management system (“PILOT”). Votes are published annually on the annual voting report, and on the website. Further details are also available on request.
b.  Manual votes
In certain circumstances, such as French General Meetings in French funds, automatic votes are not technically possible. As a consequence, TOBAM votes manually, following ISS voting guidelines.
Votes manually instructed are recorded and filed by the Risk management department.
For mandates or dedicated funds, clients may request specific voting instructions. Voting requests and instructions are also recorded and filed by the Risk Management department.
c.  Exceptions – TOBAM Convictions
TOBAM decided in 2016 to implement, in addition to the ISS voting policy, some voting guidelines on specific topics that might differ from ISS SRI Guidelines.
TOBAM’s quantitative process does not incorporate analysis of the fundamentals of a holding or on the management.
We do not intend to intervene on the day to day activities of the CEO or boards of the firms and trust ISS voting policy on these entirely as it is aligned with our beliefs.
We are relying on the management and boards of the companies we invest in to act in the shareholders and client’s best interests.

However, as we consider sustainability to be in the best interest of our clients, we still believe that it is our role as a shareholder to exercise our voting rights on behalf of our clients to improve the sustainable development of the firm in which we invest and also on the broader level of our society.
In that context we believe that a diverse and independent composition of the board brings a range of longer-term benefits including a real balance and more efficient countervailing power.
The composition of corporate boards is key and is driven by the belief that independent directors and board diversity broaden skills and enhance governance capabilities.
As a consequence, and in the exclusive interest of its clients, TOBAM has decided to further enhance its requirement by incorporating stricter requirements with regards to board diversity and independence in order to promote a long-term approach to development.
TOBAM’s position of supporting the broadening and deepening of the director pool is applied to all countries regardless of local partiality, and this has been decided upon in an effort to avoid possible segregation and enhance the governance structure.
Please refer to the table below detailing TOBAM’s specific voting instructions:
Voting Issue	Voting Instruction
Company Boards —Bundling of Elections	TOBAM will vote AGAINST bundled director elections in all markets except Italy, where director elections take place through the voto di lista mechanism (slate system).
Company Boards —Voto di Lista (Italy)
TOBAM will vote in line with the SRI recommendation for both election of directors and statutory auditors taking place through the voto di lista mechanism.

In cases where the voto di lista does not apply (because only a fraction of the board is up for approval), the normal TOBAM guidelines pertaining to director elections will apply.

Company Boards —Board Independence
TOBAM will require a minimum level of independence of 50% for the board or supervisory board at all companies in all countries. When calculating the board independence level, all directors will be included in the count (including employee representatives).

If the level of board independence falls below this threshold, TOBAM will vote
AGAINST the election of all the non-independent directors (except the CEO).

TOBAM will use the SRI director independence classification.

Company Boards —Government Representative	TOBAM will vote AGAINST the election of a director that has been classified by ISS as ‘Government Representative’.
Company Boards—Director Terms	TOBAM will vote AGAINST the election of directors (except the CEO), including bundled elections, if the proposed length of term exceeds 4 years.
Company Boards—Combined CEO/Chairman*
TOBAM will vote FOR the election and re-election of a combined Chair/CEO in all markets.

TOBAM will vote FOR shareholder proposals to split the roles of Chairman and
CEO and FOR shareholder proposals requiring an independent board Chairman.

Company Boards—Election of Former CEO as Chairman of the Board
TOBAM will not vote AGAINST the election or reelection of a former CEO as
Chairman of the board or supervisory board only for this reason (however, TOBAM would vote AGAINST, should the director fail to meet other TOBAM criteria)

Company Boards— Gender Diversity
TOBAM requires a gender diversity level of at least 15%.

If the level of gender diversity on the board is below this threshold, TOBAM will vote AGAINST:
– The reelection of the Chairman of the Nomination Committee (except the CEO),
and
– The election of any new majority gender candidate (except the CEO).

Voting Issue	Voting Instruction
Social/Environmental Shareholder Proposals
TOBAM will vote FOR shareholder proposals asking for more transparency and additional information and additional reporting on the following issues:
•Board Diversity
•ESG Board Committee
•Improvement of Human Rights Standards or Policies
•Internet Censorship

If the shareholder proposal is a ‘Call for Action’ proposal TOBAM will vote in line with ISS SRI Policy (on a case-by-case basis). ISS typically identifies “call to action proposals” as proposals where shareholders are calling for the board to do something more than merely reporting. Some examples would include proposals requesting the adoption of specific GHG goals, requiring director nominees to have certain environmental qualifications, establishing a new E&S committee, or requiring the adoption of specific diversity requirements

Items not addressed in this policy document	TOBAM will follow the ISS SRI policy recommendation.
II.  Controls
The Risk Management department explicitly endeavours to avoid missing a vote. The Risk Management department has set up weekly checks that are filed and stored in TOBAM’s network.
On a monthly basis, The Risk Management Department analyses proxy voting reports sent by ISS to identify votes that were not instructed or voted and determine the underlying reasons.
For traceability purposes, controls are stored on TOBAM’s network.
The Risk department sends aggregated reports to the Compliance Department on a quarterly basis.
III.  Conflicts of interest
TOBAM places the clients’ best interest above any other consideration and maintains an organizational structure that helps manage conflicts of interest and has set up a conflict of interest procedure, detailing the key measures:
•
Segregation of duties: reporting lines are separate to prevent or limit interest conflicts between research and fund management.
•
Remuneration is designed to avoid incentives which could promote conflicts between its employees and its clients, to a reasonably possible extent.
•
Soft dollars are not permissible.
•
Where TOBAM funds will invest in other TOBAM funds, there will be neither subscription/redemption fees.
•
Aggregation of orders will only be permitted where it is unlikely that the aggregation of orders and transactions will be an overall disadvantage to any client, and allocated fairly subject to the company’s allocation policy.
IV.  Engagement
Upholding Environmental, Social and Governance principles (ESG) is not only part of our investment process; but also, an integral part of our day to day business.
TOBAM aims to act in a socially responsible manner via its business, its social relations and its long-term vision of sustainable growth. By upholding these principles every day we make sure that TOBAM does not veer from its “sustainable” journey.
We consider engagement towards third parties, the industry and the investee companies as another crucial step towards the promotion and development of responsible investment.
Direct Engagement
Engagement with companies excluded by Norges Bank
Being excluded by Norges Bank can have significant consequences for listed companies - first on their reputation, and second, on their general ability to access financial markets.
Norway’s Government Pension Fund Global is Europe’s largest pension fund in terms of assets under management1 and is also one of the largest equity holders in the world.

As a pioneer in Sustainable and Responsible Investment, their recommendations are followed by numerous asset owners and managers, hence further increasing the impact of their exclusions.
In 2017, TOBAM decided to start actively communicating with companies that have been placed on the Norges Bank’s exclusion list and resultantly excluded from our investment universe.
We believe that leveraging on Norges Bank exclusions and spreading their impact will contribute to further developing best practices and encouraging the adoption of sound ESG policies by a wider range of companies worldwide.
To view Norges Bank’s exclusion list please visit: https://www.nbim.no/en/responsibility/exclusion-of-companies
1: Source: IPE’s Top 1000 European pension funds – September 2018 supplement.
Leveraged engagement on holdings
Following on discussions and brainstorming with long-term partners/ investors, TOBAM has set up an initiative to open a dialogue with two to three companies per year based on identified allegations (issued by ISS norm-based research) of failure to prevent or address social or governance controversies in line with established standards.
These discussions will be led by TOBAM but in partnership with large institutional clients in order for TOBAM to thrive from its client’s base and amplify its actions by leveraging from these large asset owners influence.
Ad-hoc engagement on holdings
TOBAM might decide to start an engagement action following any serious allegations of ESG-related shortcomings identified by investors or partners NGO’s. TOBAM has been supporting human rights NGO’s and these groups might identify specific issues with companies held by TOBAM.
The engagement process has a long-time horizon and if we are not satisfied with the responses and actions of certain companies, this might ultimately lead to an exclusion from our investment universe.
All initiatives and decisions are discussed and debated during the Sustainability Committee.
Collaborative Engagement
Pooled Engagement in collaboration with ISS
ISS ESG is an adviser to institutional investors in the area of responsible investment, expert in ESG analysis. In 2019, TOBAM joined their pooled engagement initiative to jointly engage with companies regarding their ESG risk and performance.
Approximately 100 listed companies3 are identified annually under norm-based research as failing to prevent or address social and environment controversies in line with established standards for responsible business conduct.
Through this initiative, TOBAM has the ability to voice its concerns with companies that fail to respect established norms (Red flagged controversies – already on TOBAM’s exclusion list) and companies that face credible allegations (Amber flagged) as identified by ISS ESG’s team of analysts.
We believe that by joining a collective engagement alongside some of the largest and most renowned asset owners and managers, we amplify a global movement and increase our impact.
3 please note that among the companies identified by ISS, TOBAM might or might not be engaging as shareholder of these companies.
Participative engagement
In our efforts to promote best practices and to be a participative player and promoter of ESG integration and disclosures, we participate in collective engagement when appropriate.
TOBAM is a signatory to some collaborative initiatives and take an active role on those most relevant to us:
-The United Nations Principles for Responsible Investment (PRI) since 2011
-The United Nations Global Compact (since 2011)
-The Carbon Disclosure Project
-The Global Statement on investor obligations
-The Sustainable Stock Exchanges Investor Working Group
-The Global Investor Statement to Governments on Climate Change

Reporting
We publish a summary of our engagement activity in the annual engagement report published on our website: https://www.tobam.fr/engagement-report/
Disclaimer
This material is solely for the attention of institutional, professional, qualified or sophisticated investors and distributors. It is not to be distributed to the general public, private customers or retail investors in any jurisdiction whatsoever. This document is intended only for the person to whom it has been delivered.
Funds and/or SICAV specific information may have been provided for information solely to illustrate TOBAM’s expertise in the strategy. Funds or the SICAV that might be mentioned in this document may not be eligible for sale in some states or countries and they may not be suitable for all types of investors. In particular, TOBAM funds are not registered for sale in the US, and this document is not an offer for sale of funds to US persons (as such term is used in Regulation S promulgated under the 1933 Act). This material is provided for information purposes only and does not constitute a recommendation, solicitation, offer, advice or invitation to purchase or sell any fund, SICAV or sub-fund or to enter in any transaction and should in no case be interpreted as such, nor shall it or the fact of its distribution form the basis of, or be relied on in connection with, any contract for the same.
The information provided in this presentation relates to strategies managed by TOBAM, a French investment adviser registered with the U.S. Securities and Exchange Commission (SEC) under the U.S. Investment Advisers Act of 1940 and the Autorité des Marchés Financiers (AMF) and having its head office located at 49-53 avenue des Champs Elysées, 75008 Paris, France. TOBAM’s Form ADV is available free of charge upon request. In Canada, TOBAM is acting under the assumed name “Tobam SAS Inc.” in Alberta and “TOBAM Société par Actions Simplifiée” in Québec.
Investment involves risk. All investors should seek the advice of their legal and/or tax counsel or their financial adviser prior to any investment decision in order to determine its suitability. The value and income produced by a strategy may be adversely affected by exchange rates, interest rates, or other factors so that an investor may get back less than he or she invested.
Past performance and simulations based on thereon are not indicative of future results nor are they reliable indicators of future performance. Any performance objective is solely intended to express an objective or target for a return on your investment and represents a forward-looking statement. It does not represent and should not be construed as a guarantee, promise or assurance of a specific return on your investment. Actual returns may differ materially from the performance objective, and there are no guarantees that you will achieve such returns. Back tests do not represent the results of an actual portfolio, and TOBAM does not guarantee the accuracy of supporting data. The constraints and fees applicable to an actual portfolio would affect results achieved.
This material, including back tests, is based on sources that TOBAM considers to be reliable as of the date shown, but TOBAM does not warrant the completeness or accuracy of any data, information, opinions or results. TOBAM has continued and will continue its research efforts amending the investment process from time to time accordingly. TOBAM reserves the right of revision or change without notice, of the universe, data, models, strategy and opinions. TOBAM accepts no liability whatsoever, whether direct or indirect, that may arise from the use of information contained in this material. TOBAM can in no way be held responsible for any decision or investment made on the basis of information contained in this material. The allocations and weightings, as well as the views, strategies, universes, data, models and opinions of the investment team, are as of the date shown and are subject to change.
This document and the information herein is disclosed to you on a confidential basis and shall not be reproduced, modified, translated or distributed without the express written permission of TOBAM or TOBAM NORTH AMERICA and to the extent that it is passed on, care must be taken to ensure that any reproduction is in a form which accurately reflects the information presented here. This information could be presented by TOBAM NORTH AMERICA, a wholly-owned subsidiary of the TOBAM group of companies that is authorized to present the investment strategies of TOBAM, subject to TOBAM’s supervision, but is not authorized to provide investment advice.
Copyrights: All text, graphics, interfaces, logos and artwork, including but not limited to the design, structure, selection, coordination, expression, “look and feel” and arrangement contained in this presentation, are owned by TOBAM and are protected by copyright and various other intellectual property rights and unfair competition laws. Trademarks: “TOBAM,” “MaxDiv,” “Maximum Diversification,” “Diversification Ratio,” “Most Diversified Portfolio,” “Most Diversified Portfolios,” “MDP” and “Anti-Benchmark” are registered trademarks. The absence of a product or service name from this list does not constitute a waiver of TOBAM trademark or other intellectual property rights concerning that name. Patents: The Anti-Benchmark, MaxDiv and Maximum Diversification strategies, methods and systems for selecting and managing a portfolio of securities, processes and products are patented or patent pending. Knowledge, processes and strategies: The Anti-Benchmark, MaxDiv and Maximum Diversification strategies, methods and systems for selecting and managing a portfolio of securities, processes and products are protected under unfair competition, passing-off and misappropriation laws. Terms of use: TOBAM owns all rights to, title to and interest in TOBAM products and services, marketing and promotional materials, trademarks and Patents, including without limitation all associated Intellectual Property Rights. Any use of the intellectual property, knowledge, processes and strategies of TOBAM for any purpose and under any form (known and/or unknown) in direct or indirect relation with financial products including but not limited to certificates, indices, notes, bonds, OTC options, warrants, mutual funds, ETFs and insurance policies (i) is strictly prohibited without TOBAM’s prior written consent and (ii) requires a license.
TSF-56-TFGT-SAI-2301

PART C. OTHER INFORMATION
ITEM 28. EXHIBITS:

(a)(1)
Registrant’s Certificate of Trust dated October 22, 1993 is herein incorporated by reference to Exhibit (1)(a) of
Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the Securities and Exchange
Commission (“SEC”) on January 10, 2014.

(a)(2)
Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File
No. 033-70958), filed with the SEC on November 24, 1998.

(a)(3)
Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 23, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant’s Registration
Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(a)(4)
Certificate of Amendment of Certificate of Trust dated March 24, 2004 is herein incorporated by reference to
Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 033-
70958), filed with the SEC on May 3, 2004.

(a)(5)
Certificate of Amendment of Certificate of Trust dated November 17, 2006 is herein incorporated by reference to
Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(a)(6)
Certificate of Correction of a Statutory Trust dated April 17, 2009 is herein incorporated by reference to
Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on
January 10, 2014.

(b)
Amended and Restated By-Laws of the Trust as revised November 19, 2015 are herein incorporated by reference to
Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(c)
Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective
Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 19, 2007.

(d)(1)(a)
Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (6)(a) of Registrant’s Registration Statement on Form N-14 (File No.
333-18613), filed with the SEC on July 10, 2012.

(d)(1)(b)
Amended Schedule C-1 dated January 1, 2022 of the Investment Advisory Agreement between the Registrant and
Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(1)(b) of
Post-Effective Amendment No. 131 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 26, 2022.

(d)(2)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the
Touchstone Sands Capital Select Growth Fund dated August 18, 2011 is herein incorporated by reference to
Exhibit (d)(2)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(3)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Duration Fixed Income Fund dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A
(File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(4)	Sub-Advisory Agreement between Touchstone Advisors, Inc. and Leeward Investments, LLC with respect to the Touchstone Mid Cap Value Fund dated March 1, 2022 is filed herewith.
(d)(5)	Sub-Advisory Agreement between Touchstone Advisors, Inc. and Leeward Investments, LLC with respect to the Touchstone Small Cap Value Fund dated March 1, 2022 is filed herewith.
(d)(6)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the
Touchstone Small Cap Core Fund (now known as Touchstone Small Cap Fund) dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement
on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(7)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the
Touchstone Mid Cap Fund dated December 8, 2011 is herein incorporated by reference to Exhibit (d)(13) of
Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 30, 2012.

(d)(8)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners, LLC with respect to the
Touchstone Total Return Bond Fund (now known as the Touchstone Impact Bond Fund) dated May 19, 2011 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement
on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(8)(a)
Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners, LLC with respect to the Touchstone Impact Bond Fund dated as of September 1, 2021 is herein incorporated by reference to
Exhibit (d)(8)(a) of Post-Effective Amendment No. 131 to Registrant's Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on January 26, 2022.

(d)(9)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund dated January 27, 2017 is herein incorporated by reference to
Exhibit (d)(13) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(9)(a)
Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors,
Inc. with respect to the Touchstone Active Bond Fund dated as of January 1, 2022 is filed herewith.

(d)(10)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the the Touchstone High Yield Fund dated January 27, 2017 is herein incorporated by reference to
Exhibit (d)(14) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(11)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone
Anti-Benchmark International Core Equity Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective
Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 16, 2018.

(d)(12)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone
Anti-Benchmark US Core Equity Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective
Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 16, 2018.

(d)(13)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Ares Capital Management II, LLC with respect to the
Touchstone Ares Credit Opportunities Fund is herein incorporated by reference to Exhibit (d)(18) of Post-Effective
Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 14, 2019.

(d)(13)(a)
Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Ares Capital Management II LLC,
with respect to the Touchstone Ares Credit Opportunities Fund dated as of April 18, 2022 is filed herewith.

(d)(14)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Rockefeller & Co. LLC with respect to the
Touchstone International ESG Equity Fund is incorporated by reference to Exhibit (d)(15) of Post-Effective
Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with SEC on August 23, 2019.

(d)(15)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Dividend Equity Fund dated July 15, 2021 is incorporated by reference to Exhibit (d)(16) of
Post-Effective Amendment No. 128 to Registrant’s Registration Statement on Form N1-A (File Nos. 033-70958 and
811-08104), filed with SEC on August 2, 2021.

(e)(1)
Distribution Agreement between the Registrant and Touchstone Securities, Inc. is herein incorporated by reference to
Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on September 21, 2006.

(e)(2)
Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective
Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(f)
Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective
Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(g)(1)
Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on
Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(h)(1)
Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration
Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(h)(2)
Amended and Restated Sub-Administration and Accounting Agreement between Touchstone Advisors, Inc. and The
Bank of New York Mellon dated January 1, 2021 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective
Amendment No 122 to Registrant's Registration Statement on From N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(h)(3)
Amended and Restated Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon
Investment Servicing (US) Inc. dated January 1, 2021 is herein incorporated by reference to Exhibit (h)(3) of
Post-Effective Amendment No 122 to Registrant's Registration Statement on From N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 27, 2021.

(h)(4)(a)
State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated
December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 65 to
Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on
January 30, 2012.

(h)(4)(b)
Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement between Registrant and BNY
Mellon Investment Servicing (Us) Inc. dated December 5, 2011 is herein incorporated by reference to
Exhibit (h)(4)(b) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos.
033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(h)(5)
Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(h) of
Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File Nos. 333-177599 and
811-08104), filed with the SEC on April 25, 2012.

(h)(6)(a)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 is herein incorporated by reference to Exhibit (13)(a)(1) of Registrant’s Registration Statement on Form N-14 (File
No. 333-193307), filed with the SEC on January 10, 2014.

(h)(6)(b)
Amendment to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant dated
August 31, 2015 is herein incorporated by reference to Exhibit (h)(6)(b) of Post-Effective Amendment No. 77 to
Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on
January 28, 2016.

(h)(6)(c)	Amended Schedule A dated January 27, 2023 to the Expense Limitation Agreement dated January 25, 2013 between Touchstone Advisors, Inc. and the Registrant is filed herewith.
(h)(7)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 with respect to the Touchstone Sands Capital Select Growth Fund is herein incorporated by reference to
Exhibit (13)(g)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on
January 10, 2014.

(h)(8)
Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated
February 1, 2013 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 72 to
Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on
January 27, 2014.

(h)(9)
Master Interfund Lending Agreement dated December 15, 2017 is herein incorporated by reference to Exhibit (h)(9) of
Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 28, 2019.

(h)(10)
Amended & Restated Class Action Services Agreement dated February 16, 2018 between the Registrant and Brown
Brothers Harriman & Co. is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 107
to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on
January 28, 2019.

(i)	Not applicable
(j)(1)	Consent of Ernst & Young LLP is filed herewith.
(j)(2)	Consent of Tait, Weller & Baker LLP is filed herewith.
(k)	Not Applicable.
(l)	Not Applicable.
(m)(1)(a)
Distribution and Shareholder Services Plan for Class A shares is herein incorporated by reference to exhibit (m)(1) of
Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 28, 2013.

(m)(1)(b)
Amended Exhibit A dated July 16, 2021 to the Distribution and Shareholder Services Plan for Class A is herein incorporated by reference to Exhibit (m)(1)(b) of Post-Effective Amendment No. 131 to Registrant's Registration
Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 26, 2022.

(m)(2)(a)
Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to exhibit (m)(2) of
Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 28, 2013.

(m)(2)(b)
Amended Exhibit A dated July 16, 2021 to the Distribution and Shareholder Services Plan for Class C is herein incorporated by reference to Exhibit (m)(2)(b) of Post-Effective Amendment No. 131 to Registrant's Registration
Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 26, 2022.

(m)(3)
Shareholder Services Plan for Class Z shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective
Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(m)(4)
Distribution and Shareholder Servicing Plan for Class S shares is herein incorporated by reference to Exhibit (m)(4) of
Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on October 30, 2017.

(n)(1)
Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of
Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 28, 2019.

(n)(2)
Amended Schedule A dated November 22, 2021 to the Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(2) of Post Effective Amendment No. 130 to Registrant's Registration statement on Form N-1A (file Nos. 033-70958 and 811-08104), filed with the SEC on November 19, 2021.

(o)	Not Applicable.
(p)(1)	Code of Ethics of Touchstone Advisors, Inc., Touchstone Funds, and Touchstone Securities, Inc. is filed herewith.
(p)(2)
Code of Ethics for Sands Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(2) of
Post-Effective Amendment No 122 to Registrant's Registration Statement on From N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 27, 2021.

(p)(3)	Code of Ethics for Fort Washington Investment Advisors, Inc. is filed herewith.
(p)(4)	Code of Ethics for Leeward Investment, LLC is filed herewith.
(p)(5)
Code of Ethics for EARNEST Partners LLC is herein incorporated by reference to Exhibit (p)(7) of Post-Effective
Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(p)(6)
Code of Ethics for The London Company of Virginia is herein incorporated by reference to Exhibit (p)(13) of
Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on January 28, 2013.

(p)(7)
Code of Ethics for TOBAM S.A.S. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment
No. 101 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 18, 2018.

(p)(8)
Code of Ethics for Ares Capital Management II, LLC is herein incorporated by reference to Exhibit (p)(11) of
Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and
811-08104), filed with the SEC on March 14, 2019.

(p)(9)
Code of Ethics for Rockefeller & Co. is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment
No. 131 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the
SEC on January 26, 2022.

(q)	Power of Attorney is filed herewith.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.
None.
ITEM 30. INDEMNIFICATION.
Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.
Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
Touchstone Advisors, Inc.
Touchstone Advisors, Inc. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Strategic Trust, Touchstone ETF Trust, Touchstone Variable Series Trust and Touchstone Funds Group Trust (the “Touchstone Fund Complex”). The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.
*
The address is 400 Broadway, Cincinnati, Ohio 45202.
(1)
Jill T. McGruder - Director, Touchstone Advisors, Inc.
(a)
President and Chief Executive Officer - IFS Financial Services, Inc.
(b)
President - Integrity Life Insurance Co.
(c)
President - National Integrity Life Insurance Co.
(d)
Trustee - Touchstone Fund Complex
(e)
Senior Vice President — Western & Southern Financial Group, Inc.*
(f)
Senior Vice President — W&S Brokerage Services, Inc.*
(g)
Director — Touchstone Securities, Inc.
(h)
Director - IFS Financial Services, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, W&S Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*
(2)
Donald J. Wuebbling - Director - Touchstone Advisors, Inc.
(a)
Director - Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company,* National Integrity Life Insurance Company,* Eagle Realty Group, LLC*, IFS Financial Services, Inc., Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Life Insurance Company*, Eagle Realty Capital Partners, LLC, Gerber Life Insurance Company, The Lafayette Life Insurance Company, Western & Southern Agency, Inc.
(3)
Jay J. Johnson — Vice President, Corporate Finance and Treasurer - Touchstone Advisors, Inc.
(a)
Vice President, Corporate Finance and Treasurer - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company.*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Gerber Life Insurance Company, Western & Southern Agency, Inc., W&S Brokerage Services, Inc.
(4)
Terrie A. Wiedenheft - Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.
(a)
Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.
(b)
Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.*
(c)
Chief Financial Officer - Touchstone Securities, Inc.
(d)
Senior Vice President - Fort Washington Investment Advisors, Inc.
(e)
Vice President, Commission Accounting and Finance - Integrity Life Insurance Company, National Integrity Life Insurance Company

(f)
Treasurer and Controller - Touchstone Fund Complex
(5)
James N. Clark - Director - Touchstone Advisors, Inc.
(a)
Director - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western-Southern Life Assurance Company*
(b)
Director - Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, IFS Financial Services, Inc.
(6)
Sarah S. Herron - Secretary - Touchstone Advisors, Inc.
(a)
Secretary - Touchstone Securities, Inc.
(b)
Corporate Secretary - W&S Brokerage Services, Inc.*
(c)
Assistant General Councel - Investment & Regulations - Western & Southern Financial Group, Inc.*
(7)
Timothy S. Stearns - Chief Compliance Officer - Touchstone Advisors, Inc., Touchstone Fund Complex, Touchstone Securities, Inc.
(a)
Vice President - W&S Brokerage Services, Inc.*
(8)
Timothy D. Paulin - Senior Vice President, Investment Research and Product Management - Touchstone Advisors, Inc.
(a)
Vice President - Touchstone Fund Complex
(9)
Jonathan D. Niemeyer - Director, Touchstone Advisors, Inc.
(a)
Board of Directors, Bethesda, Inc., Cincinnati Art Museum, Association of Life Insurance Counsel
(b)
Sr. Vice President, Chief Administrative Officer & General Counsel, The Western and Southern Life Insurance Company, Western & Southern Financial Group, Inc., Western-Southern Life Assurance Company, Western & Southern Mutual Holding Company
(c)
Director, Eagle Realty Capital Partners, LLC, Gerber Life Agency, LLC, IFS Financial Services, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company, Touchstone Securities, Inc., W&S Brokerage Services, Inc., W&S Financial Group Distributors, Inc., Western & Southern Agency, Inc.
(d)
Director, Sr. Vice President, Gerber Life Insurance Company
(10)
E. Blake Moore, Jr. - President & Chief Executive Officer, Touchstone Advisors, Inc.
(a)
President & Chief Executive Officer of Touchstone Securities, Inc.
(b)
Senior Vice President of Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, The Western & Southern Life Insurance Company
(c)
President - Touchstone Fund Complex
*
The address is 400 Broadway, Cincinnati, Ohio 45202.
Fort Washington Investment Advisors, Inc.
Fort Washington Investment Advisors, Inc. (“Fort Washington”) is the sub-advisor for the Touchstone Active Bond Fund, Touchstone Dividend Equity Fund, Touchstone High Yield Fund and Touchstone Ultra Short Duration Fixed Income Fund. The principal address of Fort Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
*
The address is 400 Broadway, Cincinnati, Ohio 45202.
The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.
(1) Maribeth S. Rahe, President & Chief Executive Officer
(a) Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Chair, Audit Committee, Member, Compensation Committee, Consolidated Communications Illinois Holdings, Inc.; Vice Chair, Executive/Finance Committee, Cincinnati Arts Association; Member, Advisory Board and Partner-In-Action Committee, Sisters of Notre Dame de Namur; Member Advisory Board, Williams College of Business, Xavier University; Fund Advisory Board, Finance/Budget Committee, Cintrifuse; Board Member, Member Audit Committee, Chair Capital Markets Committee, First Financial Bank; Board Member, Marketing Committee, Greater Cincinnati Foundation; Member, Former President, Women’s Capital Club; Member, Former Executive Committee, Cincinnati Women’s Executive Committee; Member, Former President, Executive Committee Commonwealth Club
(b) President & CEO of Tristate Ventures, LLC*

(c) President, Buckeye Venture Partners, LLC
(d) President, W&S Investment Holdings, LLC
(e) President & CEO of Fort Washington Capital Partners, LLC
(2) Nicholas P. Sargen, Director
(3) John F. Barrett, Director
(a) Chairman of Board & CEO, The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company
(b) Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Fort Washington Investment Advisors, Gerber Life Insurance Company
(c) Director, Eagle Realty Group, Eagle Realty Investments
(d) President & Trustee, Western & Southern Financial Fund
(e) Board Member, Cintas Corporation
(f) Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation (3CDC); REDI Cincinnati; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; former Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; former Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission; Member, Business Roundtable; Former Director, American Council of Life Insurers; former member, Financial Services Roundtable
(4) Brendan M. White, Senior Vice President Co-Chief Investment Officer
(a) Board Member, Good Samaritan Hospital
(b) Board Member, Cincinnati Cancer Foundation
(5) James J. Vance, Senior Vice President, Co-Chief Investment Officer
(a) Board Member, Federal Home Loan Bank of Cincinnati
(b) Committee Member, Cincinnati Children’s Hospital Medical Center
(c) Board Member, Pro Football Focus, LLC
(d) Board Member, Global Graphene Inc.
(6) Michele Hawkins, Chief Compliance Officer & Managing Director
(a) Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility
(7) Jay V. Johnson, Vice President and Treasurer
(8) Martin W. Flesher, Managing Director of Business Development and Client Service
(9) Jonathan D. Niemeyer, Director
(a) Board of Directors, Bethesda, Inc., Cincinnati Art Museum, Association of Life Insurance Counsel
(b) Director, Sr. Vice President, Chief Administrative Officer & General Counsel, Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., Fort Washington Investment Advisors, Inc., The Lafayette Life Insurance Company
(c) Sr. Vice President, Chief Administrative Officer & General Counsel, The Western and Southern Life Insurance Company, Western & Southern Financial Group, Inc., Western-Southern Life Assurance Company, Western & Southern Mutual Holding Company
(d) Director, Sr. Vice President, Gerber Life Insurance Company
(10) Donald J. Wuebbling, Director
(a) Secretary & Counsel, The Western and Southern Life Insurance Company, Western- Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, Columbus Life Insurance Company, The Lafayette Life Insurance Company

(b) Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, W&S Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Agency, Inc.
(11) Eric J. Walzer, Vice President , Investment Operations
(12) David T. Henderson, Sr. Vice President, Chief Actuary, Risk and Data Officer
(13) Jeffrey L. Stainton, Secretary
(14) Gerald J. Ulland, Chief Financial Officer & Managing Director Private Client Group
(a) Board Member, Mount Notre Dame Board of Trustees
(b) Finance Committee, Scripps Foundation
Sands Capital Management, LLC
Sands Capital Management, LLC (“Sands Capital”) is the sub-advisor for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. The directors, officers and/or partners of Sands Capital have been engaged in the capacities listed below with other companies within the last two fiscal years:
Name and Position with Company	Other Company	Position with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member Executive Management Team
Jonathan Goodman General Counsel	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel
Dana McNamara Chief Administrative Officer Executive Managing Director	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Provides client relations service
Thomas Perry Williams President, Executive Managing Director, Director of Research, Sr. Portfolio Manager	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Luke Iglehart Executive Managing Director, Client and Consultant Relations	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Brian Christiansen Executive Managing Director, Sr. Portfolio Manager	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Executive Management Team
Ian Ratcliffe Executive Managing Director, Managing Partner	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Portfolio Manager, Managing Partner, Executive Management Team
Leeward Investments, LLC
Leeward Investments, LLC (“Leeward”) is the sub-advisor for the Touchstone Mid Cap Value Fund and Touchstone Small Cap Value Fund. The principal business address of Leeward is One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts,

02108. Leeward is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
Effective on March 1, 2022, Leeward replaced LMCG Investments, LLC (“LMCG”) as the Fund's sub-advisor. Leeward was formed as result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm.
EARNEST Partners, LLC
EARNEST Partners, LLC (“EARNEST Partners”) is the sub-advisor for the Touchstone Impact Bond Fund. The principal business address of EARNEST Partners is 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309. EARNEST Partners is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Paul E. Viera
CEO and Manager	GREYBULL Partners LLC	CEO and Manager
	Maple Capital Partners, LLC	CEO and Manager
	Take-Two Interactive Software, Inc.	Director
	Harmony Analytics LLC	CEO and Manager
	Direct Scripts LLC	Member of the Board of Managers
Malin M. Eriksson	GREYBULL Partners LLC	COO
COO	Maple Capital Partners, LLC	CCO
	Credo Capital	Co‐founder and Chief Investment Officer
	WebBank	Board member
	Ingenico ePayments	Board member
	Hoist Finance	Board member
James M. Wilson	GREYBULL Partners LLC	CCO and Secretary
CCO and Secretary	Maple Capital Partners, LLC	CCO and Secretary
Carsten J. Fiege	GREYBULL Partners LLC	General Counsel
General Counsel	Maple Capital Partners, LLC	General Counsel
The London Company of Virginia d/b/a The London Company
London Company of Virginia d/b/a The London Company (“The London Company”) is a registered advisor providing sub-advisory services to the Touchstone Small Cap Fund and the Touchstone Mid Cap Fund. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of The London Company has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
TOBAM S.A.S.
TOBAM S.A.S. (“TOBAM”) is an SEC-registered investment adviser providing sub-advisory services to Touchstone Anti-Benchmark International Core Equity Fund and Touchstone Anti-Benchmark US Core Equity Fund. The address is 49-53 Avenue des Champs Elysées, 75008 Paris, France. No director, officer or partner of TOBAM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
Ares Capital Management II, LLC
Ares Capital Management II, LLC (“Ares”) is a registered investment advisor providing sub-advisory services to the Touchstone Ares Credit Opportunities Fund. The address of Ares is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. No director, officer or partner of Ares has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
Rockefeller & Co., LLC
Rockefeller & Co., LLC (“Rockefeller”) is a registered investment advisor providing sub-advisory services to the Touchstone International ESG Equity Fund. The address of Rockefeller is 45 Rockefeller Plaza, Fifth Floor, New York, New York 10111. Officers and employees of Rockefeller and its affiliates may serve as non-executive directors of for-profit businesses, including financial services companies that provide services to Rockefeller and/or to clients of Rockefeller. Rockefeller has adopted procedures and practices in seeking to mitigate conflicts of interests that may result from such outside business affiliations. No director, officer or partner of Rockefeller has been engaged in any other business or profession of a substantial nature during the past two fiscal years.
ITEM 32. PRINCIPAL UNDERWRITERS:
(a)
Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.
(b)
The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
*
The address is 400 Broadway, Cincinnati, Ohio 45202.
NAME	POSITION WITH UNDERWRITER	POSITION WITH REGISTRANT
E. Blake Moore, Jr.	President & Chief Executive Officer	President and Trustee
Jill T. McGruder	Director	Trustee
James N. Clark*	Director	None
Jonathan D. Niemeyer*	Director	None
Donald J. Wuebbling*	Director	None
Mary T. Mock	Senior Vice President	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Amy Fisher	Vice President	None
Timothy J. Costanza	Vice President	None
Jay V. Johnson*	Vice President	None
Sharon L. Karp	Vice President	None
Timothy S. Stearns	Vice President, Chief Compliance Officer	Chief Compliance Officer
Sarah Sparks Herron*	Secretary	None
Benjamin J. Alge	Divisional Vice President	None
Timothy A. Bray	Divisional Vice President	None
Lindsay M. Connelly*	Assistant Vice President, Assistant Treasurer	None
John S. Musgrove*	Assistant Vice President, Assistant Treasurer	None
Michael S. Jones	Assistant Vice President	None
Jason T. Anderson	Assistant Treasurer	None
Michael Marchese, III	Assistant Treasurer	None
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder, are maintained as follows:
(a)
With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
(b)
With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator:
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
The Bank of New York Mellon Investment Servicing (US) Inc.
201 Washington Street, 7th Floor
Boston, MA 02108
(c)
With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor and sub-advisors:
Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202
Sands Capital Management, LLC
1000 Wilson Blvd, Suite 3000
Arlington, VA 22209
Fort Washington Investment Advisors, Inc.
303 Broadway, Suite 1200
Cincinnati, OH 45202
Leeward Investments, LLC
One Boston Place,
201 Washington Street, 29th Floor
Boston, MA 02108
EARNEST Partners, LLC
1180 Peachtree Street, Suite 2300
Atlanta, GA 30309
The London Company
1800 Bayberry Court, Suite 301
Richmond, VA 23226
TOBAM S.A.S.
49-53 Avenue des Champs Elysées,
75008 Paris, France
Ares Capital Management II, LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Rockefeller & Co., LLC
45 Rockefeller Plaza, Fifth Floor
New York, New York 10111
ITEM 34. MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B
None.
ITEM 35. UNDERTAKINGS
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 132 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on January 26, 2023.

TOUCHSTONE FUNDS GROUP TRUST
By: /s/ E. Blake Moore, Jr. E. Blake Moore, Jr. Trustee and President
Pursuant to the requirements of the Securities Act of 1933, as amended this PEA No. 132 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacity on the date indicated.
Signature	Title	Date
* Karen Carnahan	Trustee	January 26, 2023
* William C. Gale	Trustee	January 26, 2023
* Susan M. King	Trustee	January 26, 2023
* Kevin A. Robie	Trustee	January 26, 2023
* Sally J. Staley	Trustee	January 26, 2023
* William H. Zimmer III	Trustee	January 26, 2023
/s/ Jill T. McGruder Jill T. McGruder	Trustee	January 26, 2023
/s/ E. Blake Moore, Jr. E. Blake Moore, Jr.	President and Trustee	January 26, 2023
/s/ Terrie A. Wiedenheft Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	January 26, 2023

*By: /s/ Terrie A. Wiedenheft Terrie A. Wiedenheft *(Attorney-in-Fact Pursuant to Power of Attorney)

EXHIBIT INDEX

(d)(4)	Sub-Advisory Agreement between Touchstone Advisors, Inc. and Leeward Investments, LLC with respect to the Touchstone Mid Cap Value Fund dated March 1, 2022
(d)(5)	Sub-Advisory Agreement between Touchstone Advisors, Inc. and Leeward Investments, LLC with respect to the Touchstone Small Cap Value Fund dated March 1, 2022
(d)(9)(a)	Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund dated as of January 1, 2022
(d)(13)(a)	Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Ares Capital Management II LLC, with respect to the Touchstone Ares Credit Opportunities Fund dated as of April 18, 2022
(h)(6)(c)	Amended Schedule A dated January 27, 2023 to the Expense Limitation Agreement dated January 25, 2013 between Touchstone Advisors, Inc. and the Registrant
(j)(1)	Consent of Ernst & Young LLP
(j)(2)	Consent of Tait, Weller & Baker LLP
(p)(1)	Code of Ethics of Touchstone Advisors, Inc., Touchstone Funds, and Touchstone Securities, Inc.
(p)(3)	Code of Ethics for Fort Washington Investment Advisors, Inc.
(p)(4)	Code of Ethics for Leeward Investments, LLC
(q)	Power of Attorney